UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04416

PNC Funds

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Bolyston Street

Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

# ANNUAL REPORT

May 31, 2011

## PNC Equity Funds

PNC FUNDS

 PNC EQUITY FUNDS

 ANNUAL REPORT

 EQUITY FUNDS

 Balanced Allocation Fund

 International Equity Fund

 Large Cap Core Equity Fund

 Large Cap Growth Fund

 Large Cap Value Fund

 Mid Cap Value Fund

 Multi-Factor Small Cap Core Fund

 Multi-Factor Small Cap Growth Fund

 Multi-Factor Small Cap Value Fund

 S&P 500 Index Fund

 Small Cap Core Fund

 OTHER PNC FUNDS

 FIXED INCOME FUNDS

 Bond Fund

 Government Mortgage Fund

 High Yield Bond Fund

 Intermediate Bond Fund

 Limited Maturity Bond Fund

 Total Return Advantage Fund

 Ultra Short Bond Fund

 TAX EXEMPT BOND FUNDS

 Intermediate Tax Exempt Bond
Fund

 Maryland Tax Exempt Bond Fund

 Michigan Intermediate Municipal
Bond Fund

 Ohio Intermediate Tax Exempt
Bond Fund

 Pennsylvania Intermediate
Municipal Bond Fund

 Tax Exempt Limited Maturity
Bond Fund

 MONEY MARKET FUNDS

 Government Money Market Fund

 Money Market Fund

 Ohio Municipal Money Market Fund

 Pennsylvania Tax Exempt Money
Market Fund

 Tax Exempt Money Market Fund

 Treasury Money Market Fund

TABLE OF CONTENTS
Message from the Chairman	1
Message from the President	2
	Fund Overviews	Financial Highlights	Schedules of Investments
Balanced Allocation Fund	8	44	55
International Equity Fund	12	45	63
Large Cap Core Equity Fund	16	46	68
Large Cap Growth Fund	18	47	70
Large Cap Value Fund	20	48	72
Mid Cap Value Fund	24	49	74
Multi-Factor Small Cap Core Fund	28	50	76
Multi-Factor Small Cap Growth Fund	28	51	79
Multi-Factor Small Cap Value Fund	29	52	82
S&P 500 Index Fund	34	53	85
Small Cap Core Fund	36	54	91
Explanation of Expense Tables	38
Trustees and Officers of the Trust	40
Report of Independent Registered Public Accounting Firm	43
Investment Abbreviations and Definitions			93
Statements of Assets and Liabilities			94
Statements of Operations			100
Statements of Changes in Net Assets			104
Notes to Financial Statements			108
Notice to Shareholders			124
Proxy Voting and Quarterly Schedules of Investments			125
This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC, a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser to PNC Funds, for which it receives an investment advisory fee. Shares of PNC Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PNC Capital Advisors, LLC and is not a bank.

©2011 The PNC Financial Services Group, Inc. All rights reserved.

PNC Equity Funds

MESSAGE FROM THE CHAIRMAN

JULY 2011

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2011, total assets of PNC Funds decreased from $9.1 to $7.8 billion, primarily as a result of shareholder outflows from money market funds.

Last month, three members of the Board of Trustees retired. We extend our heartfelt thanks to former Co-Chairmen John R. Murphy and Robert D. Neary, and former Audit Committee Chairman Kelley J. Brennan, for their years of valuable service to PNC Funds. I am honored to have been elected as the new Chairman by the Board of Trustees. I look forward to sharing my business and leadership experience with the Board, and collectively we will continue to monitor PNC Funds on behalf of shareholders.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John G. Drosdick

Chairman

1

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“...the U.S. economy built momentum through much of the annual period.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011 * Past performance is no guarantee of future results.

Dear Shareholders:

We are pleased to present this annual report for the PNC Equity Funds. This report provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2011 were rewarding for the PNC Equity Funds. Highlights of the annual period include the following:

•     Each of the PNC Equity Funds generated solid positive double-digit absolute returns during the annual period. Eight of the 11 PNC Equity Funds also outperformed their respective benchmark index and/or Lipper peer group for the 12 months ended May 31, 2011.* Such absolute and relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

•     We continued to draw on the proven experience of several of the portfolio managers of PNC Capital Advisors, LLC. Effective December 3, 2010, we combined the Large Cap Value team (based in Chicago) and Mid Cap Value team into a Fundamental Value team under the leadership of Michael Santelli, CFA, CPA. The two teams have substantially similar philosophies and processes and by combining them, we generated synergies in the research effort and broadened resources deployed on each portfolio. The Fundamental Value team manages two PNC funds: Large Cap Value and Mid Cap Value. In addition, we maintained our strong business relationships with top-line asset managers as sub-advisors to the International Equity Fund, such as GE Asset Management, Inc. and Polaris Capital Management, LLC.

•     We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Equity Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2011, especially given the volatility experienced during the annual period.

Economic Review

Despite continued headwinds from high unemployment and weakness in the housing market, the U.S. economy built momentum through much of the annual period. Real Gross Domestic Product (“GDP”) had increased just 1.7% in the second quarter of 2010 but then accelerated to 2.6% and 3.1% in the third and fourth quarters of 2010, respectively. Such economic expansion was supported by several factors, including the Federal Reserve Board’s (the Fed’s) second round of quantitative easing (known as “QE2”), which were formally announced in November 2010. QE2 entailed purchasing $600 billion of U.S. Treasury securities and re-investing proceeds from the sale of agency mortgage-backed securities into additional U.S. Treasury securities in an effort to spur economic growth. Other factors supporting economic momentum included growing real income and consumption as employment gained traction. Consumer credit became somewhat more readily available and lower payroll taxes increased disposable incomes. For businesses, corporate profitability remained strong, and commercial and industrial loan growth accelerated.

2

Toward the end of the annual period, optimism regarding sustainable economic growth was replaced with diminishing investor confidence, sparked by weak economic data. For example, U.S. GDP decelerated to 1.8% in the first quarter of 2011. Also, improvement in the labor market began to soften, with the unemployment rate ticking up to 9.1% in May 2011 from a March 2011 low of 8.8%. The housing market languished amidst a combination of tepid demand and an oversupply of distressed properties. New and existing home sales remained near historical low levels, and the S&P/Case-Schiller Home Price Index hit a new cyclical low, reaching levels not seen since 2002.

Several major exogenous worldwide events impacted the U.S. economy in the last months of the annual period as well. First, European sovereign debt crises carried on, as Ireland, Spain and Portugal weakened, and German growth, strong early in the annual period, began to moderate in the first months of 2011. Despite this, the European Central Bank (“ECB”) became the first major central bank in a developed economy to raise interest rates since the recession hit in 2008. The ECB raised interest rates in early April 2011 from 1% to 1.25% in an effort to fight against rising energy and food prices. Second, the Middle East and North Africa region was the source of civil unrest, which led to increasing pressure on energy prices. Finally, a massive earthquake and tsunami in Japan affected a nation responsible for 9% of the world’s economic output and approximately $770 billion in exports, particularly in the automobile and electronics industries. Rebuilding efforts there are likely to total over $10 billion and the supply chain impact may have lasting effects on the global economy.

Equities

Despite mixed economic data, virtually all of the major U.S. equity indices enjoyed solid double-digit returns during the 12 months ended May 31, 2011. The equity market rally that began in early March 2009 persevered but not without high volatility and significant fluctuation in investor sentiment.

As the annual period began in June 2010, the U.S. equity market struggled. Investors had become somewhat skeptical of the economic recovery at home and worries about escalating sovereign debt crises in peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth.

All major U.S. equity indices subsequently posted positive returns in the third calendar quarter, as the second calendar quarter corporate earnings season delivered a higher than average level of positive surprises for both large and small cap stocks. Containment of the Gulf oil spill and completion of European bank stress tests in July 2010 helped ease investor risk aversion as well. Disappointing housing and unemployment reports led to an equity market sell-off in August, but strong economic reports and better visibility with regard to the fall election season led to the best September since 1954 for the S&P 500 Index and the best September for the Russell 2000 Index since 1939.

Though there was a slight market sell-off coming into election season in early November, U.S. equity market trends were remarkably positive from September through December 2010. A combination of strong third calendar quarter corporate earnings reports, resolution to the tax situation, and better than expected economic data led to heightened 2011 economic growth expectations, which translated to solid equity performance with major index returns in the double digits.

“Despite mixed economic

data, virtually all

of the major U.S. equity

indices enjoyed solid

double-digit returns

during the 12

months...”

Commentary provided by PNC   Capital Advisors, LLC as of   May 31, 2011

3

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“...the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

The first quarter of 2011 saw reports of another relatively strong earnings season for companies. Indeed, reports of fourth quarter 2010 corporate earnings indicated strong results with top line revenue gains becoming more impactful than cost cutting measures. Also, corporate cash levels were near or above pre-recession levels, giving corporations the flexibility to drive capital spending and job growth. Despite the global disasters that occurred, U.S. equities performed well through April 2011, defying the belief that uncertainty would spur a flight to quality. May 2011, however, saw slight declines in the U.S. equity market, as investors grew increasingly concerned about weak domestic economic and job growth, a difficult housing market, high commodity prices, turmoil in European financial markets and uncertainty over how the U.S. federal government’s debt ceiling may be raised.

For the annual period as a whole, the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, but the fundamentals that drive equities held up well overall. Mid-cap stocks within the U.S. equity market performed best, followed by small-cap stocks and then large-cap stocks. Growth stocks materially outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, rose roughly in line with each other and with U.S. stocks, despite developed international markets struggling with sovereign debt worries and slow economic growth and emerging equity markets being weighed upon by escalating inflation fears.

Fixed Income

The annual period was one wherein low interest rates and strengthening economic data overall led to continued demand for riskier fixed income assets. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds involves greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

Concerns about stalling economic growth, combined with mounting anticipation of government bond purchases by the Fed to expand the money supply and the hangover from the European debt crisis, overrode “bond bubble” fears and strong equity market performance to press interest rates and U.S. Treasury yields lower through September 2010. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, the third calendar quarter was the third consecutive quarter that the Treasury market rallied. Still, outperforming U.S. Treasuries were corporate bonds — both high yield and investment grade — which rallied with stocks, as paltry interest rates encouraged investors to reach for more yield. Commercial mortgage-backed securities also performed well. Through September, the most notable lagging U.S. taxable fixed income sector was agency mortgage-backed securities. Record low interest rates spurred a wave of home mortgage refinancing, which detracted from the performance of these mortgage-backed securities. Anticipation of the impact of the Fed’s quantitative easing and speculation about the possible lowering of refinancing standards by Fannie Mae and Freddie Mac also had a negative impact on mortgage-backed securities.

4

By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose significantly during the fourth quarter of 2010, from 2.53% at the end of September to 3.30% at the end of December. Non-Treasury sectors continued to outperform U.S. Treasuries during the fourth calendar quarter. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead once again.

In the first months of the new calendar year, economic prospects, with the exception of the housing sector, appeared to be improving further. The Fed continued to implement its quantitative easing program, and Congress and the Obama administration had agreed in December on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. However, risks to the economy began to grow, as political unrest emerged in the Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by an earthquake and tsunami, followed by a disaster at its Fukushima Daiichi nuclear plant. As the risks to economic growth mounted, U.S. government bond yields began to decline again. Meanwhile, non-Treasury sectors were relatively resilient throughout the first months of 2011, with most major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose. For the first calendar quarter, high yield corporate bonds, Treasury inflation protected securities (TIPS) and commercial mortgage-backed securities were strongest. For the annual period overall, these three sectors, along with investment grade corporate bonds, were the leading fixed income sectors.

While most non-Treasury sectors outperformed U.S. Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 33 basis points (a basis point is 1/100th of a percent) to 0.45% and 10-year Treasury yields dropped 24 basis points to 3.05%. Long-termTreasury yields actually rose modestly, increasing 3 basis points to 4.22%. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.

The tax-exempt bond market overall underperformed the taxable fixed income market for the annual period. Municipal bonds benefited through the third quarter of 2010 both from the reach for yield and from expectations of higher tax rates, in spite of increased default worries triggered by headline-making state and local government financial woes. However, the tax-exempt bond market then experienced a correction as the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. Another factor that served to upset the municipal bond market was the proclamation on “60 Minutes” in mid-December by Meredith Whitney, a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall. As voices from many corners of the marketplace refuted

“...new regulations

sought to increase

credit quality, improve

liquidity, shorten matu-

rity limits and modify

the reporting require-

ments of money market

funds.”

Commentary provided by PNC  Capital Advisors, LLC as of  May 31, 2011

5

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“...sovereign debt issues remain the major head- wind.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011 the assertions of Ms. Whitney, the tax-exempt bond market saw decidedly better results in April and May 2011. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was the changing regulatory environment. Perhaps most prominent was the ongoing effort by money market funds to comply with amendments to Rule 2a-7 of the Investment Company Act of 1940, as amended, which were designed to improve the transparency of money market funds and their stability during periods of market turmoil. These new regulations sought to increase credit quality, improve liquidity, shorten maturity limits and modify the reporting requirements of money market funds.

Our View Ahead

In our view, despite some disappointing indicators late in the annual period, the U.S. economy has likely moved into a sputtering but somewhat stable expansionary phase. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, although growth in the U.S. economy looked in May 2011 a little slower than it did three months prior, real GDP is still expected to grow at an annualized rate of 3.2% in the second quarter of 2011. We believe U.S. GDP remains on track to grow at about 2.5% to 3.5% for the 2011 calendar year. However, risks remain that could hamper GDP growth, particularly from areas outside of the U.S. These risks include rising oil and other commodity prices, turmoil in the Middle East and North Africa region, and ongoing rebuild in Japan. The Fed stated late in the annual period that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually, but it continues to monitor the economy to determine policy responses. They continue to have modest inflation expectations for 2011 and 2012, with a top level of 2.8%.

Looking forward for U.S. equities, then, we believe corporate earnings will likely remain strong, although we are sensitive to margin pressures associated with rising commodity prices. We believe U.S. large-cap equities may provide the best potential in the months ahead, given their attractive valuations and the tendency for small-cap leadership to wane at this point in an economic expansion. Within developed international equity markets, sovereign debt issues remain the major headwind. For emerging market equities, we anticipate improved performance, as we believe inflation will likely abate later in 2011 and that while economic growth may slow, it should still outpace both U.S. and developed market growth and may well do so more sustainably. Oil prices remain a wild card that will have significant impact on both emerging and developed economies.

Fixed income market fundamentals were characterized at the end of the annual period by increased inflation expectations, particularly at the short-term end of the yield curve, or spectrum of maturities, as well as by increased headline inflationary pressure from oil and food prices, modest economic growth and improving labor markets. On the fiscal policy front, state and local governments seemed to be making headway with budget cuts. However, they still faced budget shortfalls and layoffs, and Democrats and Republicans at the federal level continue to battle over marginal decreases in spending. We believe we will see federal fiscal policy turn toward restraint in the

6

medium term as budget deficits are unsustainable. On the monetary policy front, we expect the Fed to remain on hold until early 2012 and for QE2 to expire as scheduled at the end of June. At the end of the annual period, corporate bonds appeared to be more attractive than U.S.Treasuries, as corporate fundamentals have been strong with low default rates, high cash balances, improved earnings and reduced leverage. Spreads, or the difference in yields between corporate bonds and similar-duration U.S. Treasuries, remained attractive by historical standards at the end of May. We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

7

PNC Equity Funds

BALANCED  ALLOCATION  FUND  OVERVIEW

May 31, 2011

Edward A. Johnson

Portfolio Manager

Gordon A. Johnson

Managing Director

Andrew D. Harding

Chief Investment Officer,

Fixed Income

Douglas J. Roman

Managing Director

Martin C. Schulz

Managing Director

Michael E. Santelli

Managing Director

Alex L. Vallecillo

Sr. Portfolio Manager

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

How did the financial markets perform over the last year?

Both equity and fixed income markets experienced volatility during the last 12 months, but overall generated strong positive returns. The S&P 500® Index(2) was up 25.95% for the one-year period ended May 31, 2011 and the Barclays Capital U.S. Aggregate Bond Index(3) was up 5.84% for the same one-year period.

Balanced investors benefited from allocations to equities, especially those with mid cap and small cap allocations, as these equity market segments materially outpaced large cap stocks during the one-year period as measured by Russell Investments’ U.S. Indexes. Within fixed income, sectors with higher allocations to spread, or non-Treasury, benefited, as these fixed income market segments outpaced U.S. Treasuries during the one-year period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Balanced Allocation Fund returned 17.97% to C shares investors(1) and 20.21% to I shares investors. The Fund’s primary benchmark, the S&P 500® Index, returned 25.95%, while the secondary benchmark, a 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index blend(4), returned 17.89%. The Average Mixed-Asset Target Allocation Moderate Peer(5) returned 18.21% during the period.

The Fund outperformed its secondary benchmark for the one-year period primarily as a result of major asset allocation and of manager value vs. non style-specific benchmarks, i.e. the value added — or not — by the managers of the Fund’s underlying funds. To a lesser extent, minor asset allocation also contributed positively to the Fund’s results. The Fund underperformed its primary equity based S&P 500® Index benchmark due to the relative underperformance of fixed income securities to equity securities during the period.

The Fund was allocated, on average, approximately 67% to equities and 33% to fixed income during the annual period. Overall, this major asset allocation contributed positively to the Fund’s results. The Fund’s overweighted exposure to equities and underweighted allocation to fixed income relative to the blended benchmark particularly helped performance, as the S&P 500® Index significantly outperformed the Barclays Capital U.S. Aggregate Bond Index during the fiscal year. The Fund’s lack of exposure to cash also helped results, as the Citigroup 3-Month T-Bill Index(8) underperformed the Barclays Capital U.S. Aggregate Bond Index for the annual period.

Within the Fund’s equity allocation, known as its minor asset allocation, the Fund was allocated, on average, 40% to large cap, 10% to small cap, 12% to international and 5% to emerging markets. The small cap allocation helped, as the Russell 2000® Index(9) outpaced the S&P 500® Index during the annual period. Exposure to emerging market equities also boosted results, as the MSCI Emerging Markets Index(10) outperformed the S&P 500® Index. The allocation to developed international equities also proved beneficial, as the MSCI EAFE® Index(11) generated greater returns than the S&P 500® Index during the annual period.

As measured by manager value vs. non style-specific benchmark indices, large-cap growth outperformed the S&P 500® Index, small-cap core outperformed the Russell 2000® Index, international equity growth outperformed the MSCI EAFE® Index and fixed income outperformed the Barclays Capital U.S. Aggregate Bond Index. Only partially offsetting these positive contributors was large-cap value, which underperformed the S&P 500® Index, and international equity value, which underperformed the MSCI EAFE® Index.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Although slower than in the fourth quarter of 2010, the U.S. economy built momentum during the first quarter of 2011, and we believed at the end of May 2011 that U.S. Gross Domestic Product (GDP) remained on track to grow between 2.5% and 3.5% for calendar year 2011. Real income and consumption growth had improved as employment gained a bit of traction. Consumer credit grew again, and lower payroll taxes helped increase disposable incomes. For businesses, corporate profitability remained strong, and commercial and industrial loan growth accelerated. All that said, however, several exogenous variables, including rising oil prices and a potential commodity crisis, turmoil in the Middle East and North Africa and the ongoing rebuild in Japan, could provide risk on the downside.

Given the ongoing debate between inflation and deflation, as well as conditions in the fixed income market, we continue to believe an overweight to equities is appropriate. We believe

8

domestic large cap equities provide the best potential going forward given attractive valuations and strong earnings. Inflation fears have weighed on the relative returns of emerging marketequities, and developed international equity markets continue to struggle with sovereign debt troubles and slow economic growth. Within the fixed income markets, which remained rather resilient in the face of unrest in the Middle East and North Africa and following the earthquake and tsunami in Japan, we believe corporate bonds appeared stronger than U.S. Treasury securities.

Portfolio Holdings
Asset Allocation		Holdings Summary
Equity Securities	65.3%	Domestic Common Stocks	46.9%
Fixed Income Securities	34.7	Corporate Bonds	10.6
	100.0%	Exchange Traded Funds	10.3
The table on the right presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.		U.S. Government Agency Mortgage-Backed Obligations	8.2
		Foreign Common Stocks	8.0
		U.S. Treasury Obligations	6.8
		Affiliated Money Market Fund	4.0
		Asset Backed Securities	2.9
		Commercial Mortgage-Backed Securities	1.2
		Collateralized Mortgage Obligations	0.8
		Municipal Bonds	0.2
		Preferred Stocks	0.1
		Foreign Rights	0.0
			100.0%

Average Annual Total Returns as of 05/31/11(7)
	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	20.21%	1.36%	3.92%	3.70%	4.26%	N/A	N/A	1.08%	1.06%
Class A Shares	7/31/98	14.29%	-0.49%	2.66%	2.96%	3.63%	4.75%	N/A	1.37%	1.35%
Class C Shares	4/20/00	17.97%	0.34%	2.89%	2.68%	3.24%	N/A	1.00%	2.08%	2.06%
Average Mixed-Asset Target Allocation Moderate Peer		18.21%	2.89%	4.27%	4.24%	4.39%	N/A	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		17.89%	3.69%	5.03%	4.24%	4.62%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		5.84%	6.53%	6.63%	5.82%	5.93%	N/A	N/A	N/A	N/A
S&P 500® Index		25.95%	0.91%	3.32%	2.64%	3.14%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

9

PNC Equity Funds

BALANCED  ALLOCATION  FUND  OVERVIEW

May 31, 2011

(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)	The 60/40 Hybrid of S&P 500® Index and Barclays Capital U.S. Aggregate Bond index is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

(6)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(7)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(8)

The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(10)

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(11)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

The indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

10

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PNC Equity Funds

INTERNATIONAL  EQUITY  FUND  OVERVIEW

May 31, 2011

Martin C. Schulz, J.D.

Managing Director,

International Equity

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

How did international equities perform over the last year?

The MSCI EAFE® Index(2) was up 30.41% for the one-year period ended May 31, 2011. Such strong performance was driven primarily by improved sentiment toward the developed markets, particularly Europe, by a slow yet still recovering global economy, by corporate profit growth and by appreciating currencies versus the U.S. dollar. However, international equity markets climbed a wall of worry virtually throughout, generating positive returns despite rising oil prices, geopolitical unrest in the Middle East and North Africa, ongoing European sovereign debt crises and catastrophic disasters in Japan. Though weighed upon by escalating inflation fears, emerging international equity markets overall, as measured by the MSCI Emerging Markets Index, rose roughly in line with developed international equity markets and with U.S. stocks.

The best performing countries within the MSCI EAFE® Index during the annual period were Sweden, Norway, Switzerland and Germany. Not surprisingly given the well-publicized sovereign woes it faced, the weakest constituent of the MSCI EAFE® Index, and the only one to generate a negative return during the annual period, was Greece. Ireland and Japan each produced positive but single digit returns during the period. From a sector perspective, all ten sectors of the MSCI EAFE® Index generated positive double-digit returns, led by the materials and telecommunication services sectors. The utilities and information technology sectors had the weakest returns during the period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the International Equity Fund returned 33.05% to C shares investors(1) and 35.41% to I shares investors. The Fund’s benchmark, the MSCI EAFE® Index, returned 30.41%. The Average International Multi-Cap Growth Peer(3) returned 33.38% during the period.

Effective individual security selection within the Fund was the greatest contributor to the Fund’s outperformance of its benchmark index. The value portion of the Fund performed best relative to the MSCI EAFE® Index, followed by the growth and core portions of the Fund. Top-down sector and country allocation decisions also contributed positively, but to a far more modest degree.

Security selection was most effective within the information technology, industrials, financials and energy sectors. Having an overweighted exposure relative to the MSCI EAFE® Index in materials, which outpaced the benchmark, and an underweighted allocation to utilities, which lagged the benchmark, also boosted Fund results. Only partially offsetting these positive factors was the detracting effect of weaker stock selection in telecommunication services and consumer staples. Having an overweighted allocation to information technology, which lagged the MSCI EAFE® Index, and an underweighted exposure to telecommunication services, which outpaced the benchmark, also detracted from the Fund’s relative performance.

From a country perspective, individual security selection was most effective within Germany and Finland, followed by Japan and the United Kingdom (“U.K.”). Having an underweighted allocation to Japan, which was one of the weakest performers within the MSCI EAFE® Index during the annual period, and overweighted positions in Sweden and Germany, which were among the strongest performers within the MSCI EAFE® Index, also proved beneficial to the Fund’s results. On the other hand, weaker stock selection in Italy, Switzerland, the Netherlands and Singapore detracted from Fund results. Also hurting Fund performance were an overweighted allocation to Ireland, which was pressured by sovereign debt concerns, having a position, though modest, in China, and underweighted positions in Australia and France, which each outpaced the MSCI EAFE® Index during the annual period. The Fund had an average weight of 11.95% in emerging market stocks over the one year period, and, on a net basis, these positions added positively, albeit modestly, to returns over the time period.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Broadly speaking, we believe international equity investors remain concerned by government indebtedness, deflationary pressures in the developed markets and inflationary pressures in the developing markets, and the sustainability of global economic growth, particularly in the developed world. Global monetary policy also remained a concern at the end of the annual period, as a lack of global central bank coordination may lead to higher levels of volatility and risk aversion going forward. We remain vigilant, however, and are closely monitoring both deflationary and inflationary pressures, commodity prices and geopolitical and policy risks. We continue to search for companies with strong earnings growth, high quality balance sheets and effective management teams with a clearly defined growth strategy.

12

From a growth perspective, we believe that while we are likely exiting a global mid-cycle economic slowdown, higher energy and commodity prices may cap market upside. Going forward, we expect to further increase exposure to the Nordic region, Asia and select emerging markets within the growth portion of the Fund, as we reduce positions in Switzerland, the U.K. and in health care. The growth portion of the Fund remained, at the end of the annual period, overweight in health care and information technology, but we may look to increase exposure to materials, energy and select financials.

From a value perspective, we believe that global economic recovery may well be slow, steady and mixed in the months ahead. There appeared, at the end of the annual period, to be a large discrepancy between economic expansion in emerging and developed markets, and this growth gap may well persist in the near term. To mitigate the instability that characterized emerging equity markets during the annual period, the value portion of the Fund participated via holdings in developed markets that have significant exposure to emerging countries. Within the value portion of the Fund, we intend to continue to seek companies with good corporate governance, strong accounting and control systems and high quality management that may benefit from growth in emerging countries ahead.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Portfolio Holdings
United Kingdom	18.3%
Japan	13.4
Germany	11.8
France	6.2
Switzerland	5.8
Sweden	4.8
China	3.0
Ireland	3.0
Twenty-two other countries	25.4
Affiliated Money Market	8.3
100.0%

		Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	35.41%	-1.75%	3.89%	5.32%	5.06%	N/A	N/A	1.22%	1.22%
Class A Shares	8/1/97	27.58%	-3.87%	2.43%	4.43%	4.34%	5.50%	N/A	1.52%	1.52%
Class C Shares	1/5/00	33.05%	-2.72%	2.88%	4.32%	4.08%	N/A	1.00%	2.22%	2.22%
Average International Multi-Cap Growth Peer		33.38%	-2.49%	3.38%	5.86%	6.95%	N/A	N/A	N/A	N/A
MSCI EAFE® Index		30.41%	-4.12%	1.73%	5.35%	4.20%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

13

PNC Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2011

*** Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE®”) of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

14

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PNC Equity Funds

LARGE CAP CORE EQUITY FUND OVERVIEW

May 31, 2011

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap stocks perform over the last year?

The S&P 500® Index(2) was up 25.95% for the one-year period ended May 31, 2011. All ten sectors within the S&P 500® Index generated positive returns, led by energy, telecommunication services and materials. Financials produced positive returns as well during the annual period but significantly lagged the S&P 500® Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Large Cap Core Equity Fund returned 26.59% to C shares investors(1) and 28.69% to I shares investors. The Fund’s benchmark, the S&P 500® Index, returned 25.95%. The Average Large-Cap Core Peer(3) returned 23.98% during the period.

The Large Cap Core Equity Fund outperformed its benchmark index for the one-year period due primarily to security selection decisions in the consumer discretionary, financials, health care, industrials and materials sectors. Only partially offsetting these positives were the detracting effects of individual stock selection in the consumer staples and information technology sectors. Sector allocation overall also detracted from relative performance but only to a modest degree.

The biggest positive contributors to returns included National Oilwell Varco, Celanese and Limited Brands. The biggest detractors from relative performance included Freeport-McMoRan Copper & Gold, Schlumberger and Occidental Petroleum, as the Fund held only modest positions in these strongly-performing stocks.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking forward, we are positive on large cap core equities, as we believe that large cap companies were presenting, at the end of the annual period, strong top-down variables. Recent revenue surprises support that strength. Importantly, the equity market appeared to be reacting more positively to these revenue gains than to earnings surprises. Also, the equity market has not been dismissing individual security fundamental stories in the face of exogenous global shocks. Rather, the market has been differentiating between winners and losers, a trend that should continue to help active managers going forward.

Given this anticipated emphasis on fundamentals, we intend to stay true to our process, which includes investing in a diversified portfolio of growth-oriented large cap common stocks and combining disciplined portfolio construction with flexible security selection. We invest a large portion of the Fund in companies with market capitalization similar to the S&P 500® Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors, such as the quality of the company’s management team, industry position, business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	19.1%
	Financials	13.7
	Healthcare	12.2
	Energy	11.8
	Consumer Discretionary	11.7
	Industrials	11.5
	Consumer Staples	10.4
	Materials	4.2
	Utilities	2.5
	Telecommunication Services	2.2
	Exchange Traded Fund	0.5
	Affiliated Money Market Fund	0.2
		100.0%

16

		Average Annual Total Returns as of 05/31/11 (5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	28.69%	-0.99%	1.40%	1.70%	4.36%	N/A	N/A	1.24%	0.94%
Class A Shares	8/1/97	21.27%	-3.37%	-0.18%	0.78%	3.60%	5.50%	N/A	1.52%	1.22%
Class C Shares	1/20/00	26.59%	-2.20%	0.25%	0.65%	3.31%	N/A	1.00%	2.24%	1.94%
Average Large-Cap Core Peer		23.98%	0.16%	2.79%	2.39%	4.09%	N/A	N/A	N/A	N/A
S&P 500® Index		25.95%	0.91%	3.32%	2.64%	4.33%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

17

PNC Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2011

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap growth stocks perform over the last year?

The Russell 1000® Growth Index(2) was up 29.43% for the one-year period ended May 31, 2011. All ten sectors within Russell 1000® Growth Index generated positive returns, led by energy and materials. Information technology, utilities and financials produced double-digit returns as well during the annual period but lagged the Russell 1000® Growth Index on a relative basis. Large growth stocks outperformed large value stocks for the period as a whole with the Russell 1000® Value Index(2) rising 24.23% during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Large Cap Growth Fund returned 27.09% to C shares investors(1) and 29.32% to I shares investors. The Fund’s benchmark, the Russell 1000® Growth Index, returned 29.43%. The Average Large-Cap Growth Peer(3) returned 26.83% during the period.

The Large Cap Growth Fund lagged its benchmark index for the one-year period. On the positive side, individual security selection within consumer discretionary, industrials, energy and materials contributed positively. However, these factors were offset by the detracting effects of security selection in information technology and, to a lesser degree, in the health care and consumer staples sectors. Sector allocation overall also detracted modestly.

The biggest positive contributors to returns included Chipotle Mexican Grill, Eastman Chemical and Core Laboratories. Among the biggest detractors from performance was Google. Holding underweighted positions in a number of strong-performing stocks also hurt results during the annual period. These included Freeport-McMoRan Copper & Gold and QUALCOMM.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking forward, we are positive on large cap growth equities, as we believe that large cap companies were presenting, at the end of the annual period, strong top-down variables. Recent revenue surprises support that strength. Importantly, the equity market appeared to be reacting more positively to these revenue gains than to earnings surprises. Also, the equity market has not been dismissing individual security fundamental stories in the face of exogenous global shocks. Rather, the market has been differentiating between winners and losers, a trend that should continue to help active managers going forward.

Given this anticipated emphasis on fundamentals, we intend to stay true to our process, which includes investing in a diversified portfolio of growth-oriented large cap common stocks and combining disciplined portfolio construction with flexible security selection. We invest a large portion of the Fund in companies with market capitalization similar to the Russell 1000® Growth Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors, such as the quality of the company’s management team, industry position, business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	30.6%
	Consumer Discretionary	15.9
	Industrials	14.1
	Healthcare	10.6
	Energy	10.5
	Consumer Staples	8.5
	Materials	5.1
	Financials	3.2
	Affiliated Money Market Fund	1.5
		100.0%

18

Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	29.32%	-1.90%	1.39%	-0.69%	6.79%	N/A	N/A	1.02%	0.98%
Class A Shares	4/15/91	21.91%	-4.00%	-0.01%	-1.51%	6.23%	5.50%	N/A	1.32%	1.28%
Class C Shares	1/27/00	27.09%	-2.86%	0.39%	-1.64%	5.94%	N/A	1.00%	2.02%	1.98%
Average Large-Cap Growth Peer		26.83%	0.77%	4.25%	1.75%	8.07%	N/A	N/A	N/A	N/A
Russell 1000® Growth Index		29.43%	2.92%	5.55%	2.15%	8.15%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

19

PNC Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2011

Michael Santelli, CFA,CPA Managing Director, Large Cap Value

How did large cap value stocks perform over the last year?

The Russell 1000® Value Index(2) was up 24.23% for the one-year period ended May 31, 2011. All ten sectors of the Russell 1000® Value Index generated positive returns, led by energy, telecommunication services and materials. Financials produced positive returns as well during the annual period but significantly lagged the Russell 1000® Value Index on a relative basis. Large value stocks underperformed large growth stocks for the period as a whole with the Russell 1000® Growth Index(2) rising 29.43% during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Large Cap Value Fund returned 21.96% to C shares investors(1) and 24.18% to I shares investors. The Fund’s benchmark, the Russell 1000® Value Index, returned 24.23%. The Average Large-Cap Value Peer(3) returned 23.31% during the period.

The Large Cap Value Fund underperformed its benchmark index for the one-year period. Having an underweighted allocation to financials, which lagged the Russell 1000® Value Index, and an overweighted exposure to energy, which was the best performing sector in the Russell 1000® Value Index, contributed positively to the Fund’s results. So, too, did individual security selection decisions in the materials, health care and energy sectors. However, offsetting these positives were the detracting effects of an underweighted allocation to materials, which outpaced the Russell 1000® Value Index during the annual period, and weaker security selection in the utilities, financials, information technology and consumer discretionary sectors.

The most significant individual contributors to performance included McDermott International, National Oilwell Varco and Pfizer. The biggest detractors included Bank of America and Cisco Systems. Also, holding underweighted positions in several strongly-performing stocks, including Anadarko Petroleum, detracted from Fund results during the annual period.

What are your thoughts going into the next 12 months? How is the Fund positioned?

In general, correlation between stocks was falling during the second half of the annual period, which, if it continues, should be a benefit to active managers going forward. However, despite positive returns in U.S. equities generally during the annual period, we believe a great deal of risk remained in the system that could affect investors in the months ahead. These risks include the end of the second round of quantitative easing, scheduled for June 2011. Ongoing sovereign debt issues in Europe, U.S. fiscal troubles and budget debate, and potentially rising U.S. interest rates in the near term are also concerns. While we are cognizant of these risks, we were seeking at the end of May 2011 to buy companies that incorporate modest expectations. To find companies trading at a discount to intrinsic value, our team remained focused on what we consider to be the five drivers of intrinsic value — sales growth, margins, asset turns, cost of capital and competitive advantage.

As always, we will remain true to our philosophy and process, which is to build a portfolio of companies trading at a discount to intrinsic value with a margin of safety. We utilize a systematic, disciplined investment process when selecting individual securities, with a focus on risk as well as return. We seek to avoid those companies which may appear cheap but are saddled with over leveraged balance sheets and/or business models that are secularly challenged. Our valuation methodology is focused on the long term cash flows a company is able to generate and to purchase those cash flows at a discount to intrinsic value. We may choose to sell a holding when it no longer offers attractive value prospects or to take advantage of a better investment opportunity.

20

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Portfolio Holdings
Financials	18.2%
Consumer Staples	16.2
Healthcare	15.4
Industrials	13.1
Energy	11.2
Information Technology	7.2
Consumer Discretionary	7.2
Utilities	6.2
Telecommunication Services	2.9
Affiliated Money Market Fund	2.4
100.0%

Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/94	24.18%	-2.67%	0.71%	3.48%	7.55%	N/A	N/A	0.93%	0.93%
Class A Shares	8/22/94	17.03%	-4.78%	-0.69%	2.62%	6.90%	5.50%	N/A	1.23%	1.23%
Class C Shares	1/27/00	21.96%	-3.64%	-0.27%	2.47%	6.52%	N/A	1.00%	1.93%	1.93%
Average Large-Cap Value Peer		23.31%	-0.65%	1.49%	3.08%	8.13%	N/A	N/A	N/A	N/A
Russell 1000® Value Index		24.23%	-0.41%	1.70%	3.97%	9.36%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

21

PNC Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31 ,2011

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

22

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PNC Equity Funds

MID CAP VALUE FUND OVERVIEW

May 31, 2011

Michael E. Santelli, CFA, CPA Managing Director, Mid Cap Value

How did mid cap value stocks perform over the last year?

The Russell Midcap® Value Index(2) was up 29.36% for the one-year period ended May 31, 2011. All ten sectors of the Russell Midcap® Value Index generated positive double-digit returns, led by energy and health care. Information technology and financials produced double-digit returns as well during the annual period but lagged the Russell Midcap® Value Index on a relative basis.

Mid cap stocks overall had the strongest performance within the U.S. equity market during the one-year period, faring better than both small cap stocks and large cap stocks as measured by the Russell MidCap, 2000 and 1000, indices, respectively. That said, mid cap value stocks underperformed mid cap growth stocks within the mid cap segment of the U.S. equity market during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Mid Cap Value Fund returned 22.85% to C shares investors(1) and 25.12% to I shares investors. The Fund’s benchmark, the Russell Midcap® Value Index, returned 29.36%. The Average Mid-Cap Value Peer(3) returned 27.85% during the period.

The Mid Cap Value Fund underperformed its benchmark index for the one-year period due primarily to security selection decisions in the financials, industrials, utilities and consumer staples sectors. Also hurting the Fund’s results was its lack of exposure to the materials and telecommunication services sectors, both of which outpaced the Russell Midcap® Value Index during the annual period. Having an overweighted allocation to information technology also detracted from performance, as the sector lagged the Russell Midcap® Value Index during the annual period. On the positive side, individual stock selection was particularly strong in consumer discretionary, information technology and health care. Having an overweighted allocation to the strongly-performing energy sector also proved beneficial.

The most significant contributors to performance included Abercrombie & Fitch, Noble and Arch Coal. The biggest individual detractors from returns included Penn Virginia, Skechers USA and Investment Technology Group.

What are your thoughts going into the next 12 months? How is the Fund positioned?

In general, correlation between stocks was falling during the second half of the annual period, which, if it continues, should be a benefit to active managers going forward. However, despite positive returns in U.S. equities generally during the annual period, we believe a great deal of risk remained in the system that could affect investors in the months ahead. These risks include the end of the second round of quantitative easing, scheduled for June 2011. Ongoing sovereign debt issues in Europe, U.S. fiscal troubles and budget debate, and potentially rising U.S. interest rates in the near term are also concerns. While we are cognizant of these risks, we were seeking at the end of May 2011 to buy companies that incorporate modest expectations. To find companies trading at a discount to intrinsic value, our team remained focused on what we consider to be the five drivers of intrinsic value — sales growth, margins, asset turns, cost of capital and competitive advantage.

As always, we will remain true to our philosophy and process, which is to build a portfolio of companies trading at a discount to intrinsic value with a margin of safety. We utilize a systematic, disciplined investment process when selecting individual securities, with a focus on risk as well as return. We seek to avoid those companies which may appear cheap but are saddled with over leveraged balance sheets and/or business models that are secularly challenged. Our valuation methodology is focused on the long term cash flows a company is able to generate and to purchase those cash flows at a discount to intrinsic value. We may choose to sell a holding when it no longer offers attractive value prospects or to take advantage of a better investment opportunity.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

24

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Portfolio Holdings
Financials	27.3%
Consumer Staples	16.0
Industrials	13.1
Information Technology	9.9
Energy	9.5
Utilities	8.9
Healthcare	6.9
Consumer Discretionary	6.9
Affiliated Money Market Fund	1.5
100.0%

Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/02	25.12%	0.85%	2.61%	8.77%	N/A	N/A	1.02%	1.02%
Class A Shares	7/1/02	17.87%	-1.29%	1.19%	7.74%	5.50%	N/A	1.32%	1.32%
Class C Shares	6/2/03	22.85%	-0.12%	1.61%	7.70%	N/A	1.00%	2.02%	2.02%
Average Mid-Cap Value Peer		27.85%	3.40%	4.10%	9.16%	N/A	N/A	N/A	N/A
Russell Midcap® Value Index		29.36%	3.99%	4.68%	9.58%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would

25

PNC Equity Funds

MID CAP VALUE FUND OVERVIEW

May 31, 2011

have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

26

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PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2011

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did small cap core, small cap growth and small cap value equities perform over the last year?

Small cap stocks lagged mid cap stocks overall but outperformed large cap stocks for the year, when comparing the Russell 2000®(1), Russell Midcap®(3) and Russell 1000®(2) indices, respectively.

The Russell 2000® Index(1) was up 29.75% for the one-year period ended May 31, 2011. All ten sectors of the Russell 2000® Index generated positive double-digit returns, led by energy, telecommunication services, information technology and materials. Financials and consumer discretionary produced double-digit returns but significantly lagged the Russell 2000® Index on a relative basis.

The Russell 2000® Growth Index(4) was up 36.79% for the one-year period ended May 31, 2011, with small cap growth stocks generating the best performance within the U.S. equity market. All ten sectors of the Russell 2000® Growth Index generated positive returns, with nine sectors generating double-digit returns. Energy, information technology, telecommunication services and materials led the way. Utilities was the only sector to generate single-digit returns.

The Russell 2000® Value Index(5) was up 22.91% for the one-year period ended May 31, 2011. All ten sectors of the Russell 2000® Value Index generated positive double-digit returns, led by energy, industrials, materials and telecommunication services. Financials and consumer discretionary produced double-digit returns as well but lagged the Index on a relative basis.

What factors impacted the Funds’ performance?

During much of the annual period, higher beta stocks, or those with greater volatility than the U.S. small-cap equity market overall, outpaced lower beta stocks within the Russell 2000® Index, although we began to see a shift to higher quality names in the last months of the annual period.

The PNC Multi-Factor Funds maintained lower beta portfolios, as we remained concerned about high correlation between stocks and considerable uncertainty in the economic and political landscape. Despite this more defensive stance, the PNC Multi-Factor Funds outperformed their respective benchmarks for the annual period overall due primarily to effective security selection.

PNC Multi-Factor Small Cap Core Fund

During the fiscal year ended May 31, 2011, the Multi-Factor Small Cap Core Fund returned 25.75% to A shares investors(6) and 33.42% to I shares investors. The Fund’s benchmark, the Russell 2000® Index(1), returned 29.75%. The Average Small-Cap Core Peer(7) returned 29.22% during the period.

The Multi-Factor Small Cap Core Fund outperformed its benchmark index for the one-year period due primarily to individual security selection. Security selection within financials, information technology, consumer discretionary, energy and consumer staples helped most. Having an underweighted allocation to financials, which lagged the Russell 2000® Index, and a modestly overweighted exposure to energy, which was the best performing sector within the Russell 2000® Index, also proved beneficial. Only partially offsetting these positives was the detracting effect of weaker security selection within the industrials sector.

The biggest positive contributors to performance included Grupo Financiero Galicia, Acme Packet and 3Par. The greatest detractors from performance included Skilled Healthcare Group, Capella Education and Mellanox Technologies.

PNC Multi-Factor Small Cap Growth Fund

During the fiscal year ended May 31, 2011, the Multi-Factor Small Cap Growth Fund returned 39.39% to C shares investors(6) and 41.76% to I shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(4), returned 36.79%. The Average Small-Cap Growth Peer(7) returned 36.99% during the period.

The Multi-Factor Small Cap Growth Fund outperformed its benchmark index for the one-year period due primarily to individual security selection. Security selection within consumer discretionary, industrials and financials helped most. Partially offsetting these positives was security selection within the health care sector and, to a lesser degree, the information technology and materials sectors. Sector allocation overall modestly detracted, with an overweighted exposure to the lagging utilities sector hurting most.

Investments in mid-sized and small companies present greater risk of loss than investments in large companies.

28

Top contributors to performance included MIPS Technologies, Retail Ventures and TIBCO Software. The biggest detractors included PharMerica, Global Cash Access Holdings and Spartech.

PNC Multi-Factor Small Cap Value Fund

During the fiscal year ended May 31, 2011, the Multi-Factor Small Cap Value Fund returned 27.26% to C shares investors(6) and 29.46% to I shares investors. The Fund’s benchmark, the Russell 2000® Value Index(5), returned 22.91%. The Average Small-Cap Core Peer(7) returned 29.22% during the period.

The Multi-Factor Small Cap Value Fund outperformed its benchmark index for the one-year period due primarily to security selection decisions. Security selection within financials helped most, and by a wide margin compared to other sectors. Only partially offsetting this positive were the detracting effects of security selection within the industrials sector and of having an underweighted allocation to the utilities sector, which outpaced the Russell 2000® Value Index during the annual period.

Stocks having a positive impact on performance included MIPS Technologies, Banco Macro and Ashford Hospitality Trust. The biggest detractors included Skechers USA, Ameris Bancorp and International Coal Group.

What are your thoughts going into the next 12 months? How are the Funds positioned?

While there were global shocks through much of the annual period and in particular during the second half of the fiscal year, the drivers of the U.S. economy remained broadly in place. In our view, we believe the economy may well continue along a path of steady improvement, with no major changes to fiscal policy and little residual financial crisis overhang in the near term — a positive environment for equities. In turn, we expect the U.S. equity markets to be more stable and less volatile in the months to come, barring any additional shocks to the system.

(1)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)

The Russell 1000® Index, an unmanaged index of 1,000 of the largest U.S. companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Russell Midcap® Index, an unmanaged index of medium-sized stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)

Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A shares assumes the deduction of the maximum sales charge.

(7)	Peer-group performance is derived from data provided by Lipper Inc.

29

PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2011

The tables below present portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund
Financials	20.6%
Industrials	17.0
Information Technology	14.4
Healthcare	13.9
Consumer Discretionary	13.8
Energy	6.0
Materials	5.8
Utilities	3.9
Consumer Staples	2.5
Telecommunication Services	0.9
Affiliated Money Market Fund	0.7
Exchange Traded Fund	0.5
100.0%

Multi-Factor Small Cap Growth Fund
Information Technology	23.1%
Healthcare	18.7
Industrials	17.3
Consumer Discretionary	15.8
Financials	7.9
Energy	7.1
Materials	4.9
Consumer Staples	3.1
Telecommunication Services	1.4
Utilities	0.7
100.0%

Multi-Factor Small Cap Value Fund
Financials	34.6%
Industrials	12.9
Information Technology	10.2
Energy	9.3
Materials	8.9
Consumer Discretionary	8.8
Utilities	5.8
Healthcare	4.6
Consumer Staples	3.6
Telecommunication Services	1.1
Affiliated Money Market Fund	0.2
100.0%

Growth of a $10,000 Investment*(1)(6)

30

Growth of a $10,000 Investment*(1)(6)

*

The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception, with the exception of the Multi-Factor Small Cap Value Fund, which represents the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only, with the exception of the Multi-Factor Small Cap Core Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)	The Russell 2000® Index is an unmanaged index of companies widely representative of small capitalization companies based on market capitalization.
(3)	The Russell 2000® Growth Index is an unmanaged index of 2,000 small company stocks.
(4)	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.
(5)	Peer-group performance is derived from data provided by Lipper Inc.
(6)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Average Annual Total Returns as of May 31, 2011(1)

Multi-Factor Small Cap Core Fund
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	33.42%	2.78%	1.78%	3.56%	N/A	N/A	1.33%	0.95%
Class A Shares	9/30/05	25.75%	0.58%	0.37%	2.27%	5.50%	N/A	1.61%	1.23%
Average Small-Cap Core Peer		29.22%	5.23%	4.28%	5.37%	N/A	N/A	N/A	N/A
Russell 2000® Index		29.75%	5.75%	4.70%	5.69%	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	41.76%	3.84%	4.24%	4.75%	N/A	N/A	1.90%	0.95%
Class A Shares	9/30/05	33.69%	1.67%	2.82%	3.47%	5.50%	N/A	2.18%	1.23%
Class C Shares	9/30/05	39.39%	3.45%	3.99%	4.65%	N/A	N/A	2.90%	1.95%
Average Small-Cap Growth Peer		36.99%	6.34%	5.47%	6.22%	N/A	N/A	N/A	N/A
Russell 2000® Growth Index		36.79%	6.92%	6.26%	6.90%	N/A	N/A	N/A	N/A

31

PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2011

		Multi-Factor Small Cap Value Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/26/94	29.46%	2.84%	-0.88%	5.54%	10.15%	N/A	N/A	1.53%	1.25%
Class A Shares	8/15/94	22.16%	0.67%	-2.24%	4.68%	9.45%	5.50%	N/A	1.82%	1.54%
Class C Shares	1/27/00	27.26%	1.84%	-1.84%	4.53%	9.11%	N/A	1.00%	2.53%	2.25%
Average Small-Cap Core Peer		29.22%	5.23%	4.28%	7.59%	10.64%	N/A	N/A	N/A	N/A
Russell 2000® Value Index		22.91%	4.41%	3.00%	8.22%	10.57%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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PNC Equity Funds

S&P 500 INDEX FUND OVERVIEW

May 31, 2011

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did large cap stocks perform over the last year?

The S&P 500® Index(2) was up 25.95% for the one-year period ended May 31, 2011. All ten sectors within the S&P 500® Index generated positive returns, led by energy, telecommunication services and materials. Financials produced positive returns as well during the annual period but significantly lagged the S&P 500® Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the S&P 500® Index Fund returned 23.29% to C shares investors(1) and 25.51% to I shares investors. The Fund’s benchmark, the S&P 500® Index, returned 25.95%. The Average S&P 500® Index Objective Peer(3) returned 25.21% during the period.

Given significant volatility in the U.S. equity market, driven in large part by exogenous global man-made and natural disasters, as well as mixed data on the U.S. economic recovery, there was no clear trend between the performance of cyclical and defensive sectors during the annual period. That said, U.S. equity returns were strong for the annual period as a whole driven in large part by stronger-than-expected corporate earnings. For example, in the fourth quarter of 2010 (reports of which were released in the first quarter of 2011), both earnings and revenues were robust, with 75% of S&P 500® Index companies surpassing estimates on bottom line earnings and 65% surprising to the upside on top-line revenues. Such results indicated that strong corporate performance was not solely reliant on cost-cutting measures implemented during the prior annual period.

On an absolute basis, the best performing stocks within the S&P 500® Index were priceline.com, Netflix and CF Industries Holdings, each of which generated a triple-digit total return during the annual period. The worst performing stocks within the S&P 500® Index on an absolute basis were Tellabs, Eastman Kodak and Genworth Financial, each of which experienced double-digit declines during the annual period.

What are your thoughts going into the next 12 months?

We believe that despite the fact that small cap stocks outpaced large cap stocks during the annual period overall when measured by S&P Indices, large cap stocks appeared to be slightly more attractive at the end of May 2011 given their valuations and the tendency for small cap leadership to wane at this point in an economic expansion.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	18.1%
	Financials	15.2
	Energy	12.2
	Healthcare	11.6
	Industrials	11.0
	Consumer Staples	10.8
	Consumer Discretionary	10.6
	Materials	3.6
	Utilities	3.3
	Telecommunication Services	3.0
	Affiliated Money Market Fund	0.6
	Rights	0.0
	Warrants	0.0
		100.0%

34

Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	25.51%	0.74%	3.11%	2.34%	2.72%	N/A	N/A	0.36%	0.36%
Class A Shares	10/15/98	22.05%	-0.40%	2.30%	1.82%	2.25%	2.50%	N/A	0.61%	0.61%
Class C Shares	1/17/00	23.29%	-0.28%	2.06%	1.31%	1.68%	N/A	1.00%	1.36%	1.36%
Average S&P 500® Index Objective Peer		25.21%	0.40%	2.77%	2.12%	2.68%	N/A	N/A	N/A	N/A
S&P 500® Index		25.95%	0.91%	3.32%	2.64%	3.14%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely-used unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

35

PNC Equity Funds

SMALL CAP CORE FUND OVERVIEW

May 31, 2011

Gordon A. Johnson Managing Director, Small Cap Core

How did small cap stocks perform over the last year?

The Russell 2000® Index(2) was up 29.75% for the one-year period ended May 31, 2011. All ten sectors within the Russell 2000® Index generated positive returns, led by energy, telecommunication services, information technology and materials. Financials and consumer discretionary produced double-digit returns but significantly lagged the Index on a relative basis. Small cap stocks lagged mid cap stocks overall but outperformed large cap stocks for the year, when comparing the Russell 2000®, Russell Midcap® and Russell 1000® indices, respectively.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2011, the Small Cap Core Fund returned 27.76% to C shares investors(1) and 30.19% to I shares investors. The Fund’s benchmark, the Russell 2000® Index, returned 29.75%. The Average Small-Cap Core Funds Peer(3) returned 29.22% during the period.

The Small Cap Core Fund closely tracked its benchmark index for the one-year period due primarily to effective security selection in the financials and consumer discretionary sectors. Having an overweighted allocation to the strongly performing energy sector also proved beneficial. Offsetting these positives were the detracting effects of security selection in the information technology and health care sectors. Positioning within the materials sector also detracted from performance.

The most significant positive contributors to performance included Tractor Supply, AmTrust Financial Services and BE Aerospace. The biggest detractors included Strayer Education, Smith Micro Software and WMS Industries.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe the trend of small cap equity outperformance over large cap stocks (as measured by Russell Investments’ U.S. Indexes) may continue given the strength of the U.S. economy relative to the rest of the world, attractive growth rates and margins that remained, at the end of the annual period, at reasonable levels. We also believe that given high levels of cash on the balance sheets of large cap and international companies, small cap companies could be the targets of acquisition as larger companies look for ways to grow outside of their core competencies. There had been some argument that small cap stocks were beginning, in the last months of the annual period, to look expensive. However, these comparisons were made at the aggregated index level. When looking at individual stocks, there were still companies with strong and growing cash flow return on investment, trading at reasonable valuations.

Our investment process focuses on cash flow, and at this point in the economic cycle, cash flow is very important. We intend to look for those companies that can grow their cash flow at the fastest rates relative to their asset base. But we are also focusing on margins, which is a great measure of profitability and a particularly important measure as cost of inputs is rising. At the end of May 2011, we were seeing a rising number of attractive opportunities, though the amount of upside may be somewhat muted compared to 18 months earlier. In general, we maintain a positive view ahead for the U.S. equity markets, particularly small cap stocks, for the remainder of 2011.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Financials	21.9%
	Industrials	17.8
	Information Technology	17.2
	Consumer Discretionary	15.4
	Healthcare	8.6
	Energy	5.7
	Consumer Staples	4.5
	Affiliated Money Market Fund	4.1
	Materials	3.3
	Telecommunication Services	1.5
		100.0%
Investments in small capitalization companies present greater risk of loss than investments in large companies.

36

		Average Annual Total Returns as of 05/31/11(5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/2/04	30.19%	3.79%	3.00%	5.23%	N/A	N/A	1.18%	1.18%
Class A Shares	4/2/04	22.52%	1.55%	1.56%	4.12%	5.50%	N/A	1.48%	1.48%
Class C Shares	4/2/04	27.76%	2.76%	1.99%	4.24%	N/A	1.00%	2.18%	2.18%
Average Small-Cap Core Peer		29.22%	5.23%	4.28%	5.37%	N/A	N/A	N/A	N/A
Russell 2000® Index		29.75%	5.75%	4.70%	6.55%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

37

PNC Equity Funds

EXPLANATION OF EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2010 to May 31, 2011), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended ended May 31, 2011.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2010 to May 31, 2011).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annual- ized Expense Ratio	Expenses Paid During Period*

Balanced Allocation Fund
Actual
Class I.	$1,000.00	$1,103.72	1.00%	$ 5.24
Class A	1,000.00	1,102.91	1.29	6.76
Class C	1,000.00	1,098.80	2.00	10.44
Hypothetical**
Class I.	1,000.00	1,019.95	1.00	5.04
Class A	1,000.00	1,018.50	1.29	6.49
Class C	1,000.00	1,014.98	2.00	10.02

International Equity Fund
Actual
Class I.	$1,000.00	$1,156.81	1.21%	$ 6.52
Class A	1,000.00	1,155.11	1.51	8.12
Class C	1,000.00	1,150.68	2.21	11.85
Hypothetical**
Class I.	1,000.00	1,018.89	1.21	6.10
Class A	1,000.00	1,017.40	1.51	7.60
Class C	1,000.00	1,013.91	2.21	11.10

Large Cap Core Equity Fund
Actual
Class I.	$1,000.00	$1,149.43	0.94%	$ 5.04
Class A	1,000.00	1,147.83	1.22	6.54
Class C	1,000.00	1,144.83	1.94	10.38
Hypothetical**
Class I.	1,000.00	1,020.24	0.94	4.73
Class A	1,000.00	1,018.84	1.22	6.15
Class C	1,000.00	1,015.25	1.94	9.75

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annual- ized Expense Ratio	Expenses Paid During Period*

Large Cap Growth Fund
Actual
Class I.	$1,000.00	$1,131.32	0.98%	$ 5.21
Class A	1,000.00	1,130.42	1.28	6.80
Class C	1,000.00	1,125.99	1.98	10.50
Hypothetical**
Class I.	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,018.55	1.28	6.44
Class C	1,000.00	1,015.05	1.98	9.95

Large Cap Value Fund
Actual
Class I.	$1,000.00	$1,166.07	0.98%	$ 5.30
Class A	1,000.00	1,164.21	1.29	6.93
Class C	1,000.00	1,160.79	1.98	10.66
Hypothetical**
Class I.	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,018.52	1.29	6.47
Class C	1,000.00	1,015.06	1.98	9.94

Mid Cap Value Fund
Actual
Class I.	$1,000.00	$1,134.56	1.00%	$ 5.32
Class A	1,000.00	1,132.59	1.30	6.90
Class C	1,000.00	1,128.48	2.00	10.60
Hypothetical**
Class I.	1,000.00	1,019.95	1.00	5.03
Class A	1,000.00	1,018.46	1.30	6.53
Class C	1,000.00	1,014.97	2.00	10.03

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

**	Assumes annual return of 5% before expenses.

38

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Factor Small Cap Core Fund
Actual
Class I.	$1,000.00	$1,164.32	0.95%	$5.13
Class A	1,000.00	1,162.79	1.24	6.66
Hypothetical**
Class I.	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.77	1.24	6.22

Multi-Factor Small Cap Growth Fund
Actual
Class I.	$1,000.00	$1,205.15	0.95%	$5.22
Class A	1,000.00	1,204.21	1.23	6.76
Class C	1,000.00	1,199.93	1.95	10.69
Hypothetical**
Class I.	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.80	1.23	6.19
Class C	1,000.00	1,015.21	1.95	9.79

Multi-Factor Small Cap Value Fund
Actual
Class I.	$1,000.00	$1,148.16	1.25%	$6.69
Class A	1,000.00	1,147.17	1.54	8.24
Class C	1,000.00	1,143.20	2.25	12.02
Hypothetical**
Class I.	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.25	1.54	7.75
Class C	1,000.00	1,013.72	2.25	11.29

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

S&P 500 Index Fund
Actual
Class I.	$1,000.00	$1,148.26	0.39%	$2.09
Class A	1,000.00	1,147.48	0.65	3.46
Class C	1,000.00	1,143.20	1.39	7.43
Hypothetical**
Class I.	1,000.00	1,022.99	0.39	1.97
Class A	1,000.00	1,021.71	0.65	3.26
Class C	1,000.00	1,018.00	1.39	7.00

Small Cap Core Fund
Actual
Class I.	$1,000.00	$1,176.74	1.25%	$6.76
Class A	1,000.00	1,173.95	1.55	8.40
Class C	1,000.00	1,169.59	2.25	12.19
Hypothetical**
Class I.	1,000.00	1,018.72	1.25	6.27
Class A	1,000.00	1,017.21	1.55	7.79
Class C	1,000.00	1,013.70	2.25	11.31

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

**	Assumes annual return of 5% before expenses.

39

PNC Equity Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy[5] 77	Co-Chairman of the Board and Trustee	February 2010 to June 2, 2011	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary[5] 77	Co-Chairman of the Board	February 2010 to June 2, 2011	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
	Trustee	February 1996 to June 2, 2011
Dorothy A. Berry 67	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Counsil, since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
John G. Drosdick 67	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	11 registered investment companies consisting of 36 portfolios	Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.
Richard W. Furst 72	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

40

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dale C. LaPorte 69	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 65	Trustee Chairman of the Audit Committee	Since February 2010 Since June 3, 2011

Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.

				11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 68	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

5Both Messrs. Murphy and Neary retired as Co-Chairmen of the Board and as Trustees effective June 2, 2011.

41

PNC Equity Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 50	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jennifer E. Spratley[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 42	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 39	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 45	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 37	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 43	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Prkway Wilmington, DE 19809 52	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

[6]    Mmes. Ferguson, Gage and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large CapValue Fund, Mid CapValue Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, and Small Cap Core Fund, eleven of the thirty funds constituting the PNC Funds (the “Trust”) as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 28, 2011

43

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Balanced Allocation Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.07	$8.24	$10.89	$11.86		$10.63	$9.08	$8.26	$10.90	$11.88		$10.64

Net Investment Income(1)	0.14	0.15	0.20	0.22		0.23	0.12	0.12	0.18	0.20		0.20
Realized and Unrealized Gain (Loss) on Investments	1.67	0.83	(2.65)	(0.24)		1.51	1.68	0.83	(2.65)	(0.25)		1.52

Total from Investment Operations	1.81	0.98	(2.45)	(0.02)		1.74	1.80	0.95	(2.47)	(0.05)		1.72

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.14)	(0.15)	(0.20)	(0.24)		(0.21)	(0.11)	(0.13)	(0.17)	(0.22)		(0.18)
Distributions from Net Realized Capital Gains	–	–	–	(0.71)		(0.30)	–	–	–	(0.71)		(0.30)

Total Distributions	(0.14)	(0.15)	(0.20)	(0.95)		(0.51)	(0.11)	(0.13)	(0.17)	(0.93)		(0.48)

Net Asset Value, End of Period	$10.74	$9.07	$8.24	$10.89		$11.86	$10.77	$9.08	$8.26	$10.90		$11.88

Total Return†	20.21%	11.92%	(22.58)%	(0.28)%		16.68%	19.96%	11.52%	(22.68)%	(0.61)%		16.47%

Ratios/Supplemental Data
Net Assets End of Period (000)	$80,603	$81,917	$137,909	$200,150		$149,407	$12,791	$13,487	$13,863	$17,959		$17,125
Ratio of Expenses to Average Net Assets	1.02%	1.02%	1.02%	0.98%		0.97%	1.31%	1.33%	1.27%	1.23%		1.22%
Ratio of Net Investment Income to Average Net Assets	1.46%	1.72%	2.37%	2.00%		2.06%	1.17%	1.33%	2.11%	1.75%		1.81%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.07%	1.02%	1.02%	0.98%		0.97%	1.36%	1.33%	1.27%	1.23%		1.22%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.41%	1.72%	2.37%	2.00%		2.06%	1.12%	1.33%	2.11%	1.75%		1.81%
Portfolio Turnover Rate(3)	76%	115%	93%	126%		148%	76%	115%	93%	126%		148%

	Balanced Allocation Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.00	$8.21	$10.84	$11.81		$10.59

Net Investment Income(1)	0.04	0.05	0.12	0.11		0.12
Realized and Unrealized Gain (Loss) on Investments	1.66	0.82	(2.64)	(0.24)		1.51

Total from Investment Operations	1.70	0.87	(2.52)	(0.13)		1.63

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.03)	(0.08)	(0.11)	(0.13)		(0.11)
Distributions from Net Realized Capital Gains	–	–	–	(0.71)		(0.30)

Total Distributions	(0.03)	(0.08)	(0.11)	(0.84)		(0.41)

Net Asset Value, End of Period	$10.67	$9.00	$8.21	$10.84		$11.81

Total Return†	18.97%	10.64%	(23.24)%	(1.25)%		15.60%

Ratios/Supplemental Data
Net Assets End of Period (000)	$895	$1,223	$1,182	$2,026		$2,236
Ratio of Expenses to Average Net Assets	2.02%	2.05%	1.99%	1.96%		1.95%
Ratio of Net Investment Income to Average Net Assets	0.46%	0.61%	1.41%	1.02%		1.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.07%	2.05%	1.99%	1.96%		1.95%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.41%	0.61%	1.41%	1.02%		1.08%
Portfolio Turnover Rate(3)	76%	115%	93%	126%		148%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

44

	International Equity Fund
	Class I						Class A
	2011	2010	2009	2008(1)		2007(1)	2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$12.14	$10.94	$17.94	$18.12		$14.23	$12.03	$10.86	$17.78	$17.93		$14.10

Net Investment Income(2)	0.16	0.14	0.14	0.27		0.15	0.11	0.09	0.11	0.21		0.11
Realized and Unrealized Gain (Loss) on Investments	4.13	1.07	(6.83)	(0.27)		3.77	4.09	1.08	(6.77)	(0.24)		3.72

Total from Investment Operations	4.29	1.21	(6.69)	–		3.92	4.20	1.17	(6.66)	(0.03)		3.83

Payment from Affiliate(2)	–	–	–	–	**(3)	–	–	–	–	–	**(3)	–

Dividends from Net Investment Income	(0.13)	(0.01)	(0.31)	(0.18)		(0.03)	(0.08)	–	(0.26)	(0.12)		– **
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	(0.13)	(0.01)	(0.31)	(0.18)		(0.03)	(0.08)	–	(0.26)	(0.12)		–

Net Asset Value, End of Period	$16.30	$12.14	$10.94	$17.94		$18.12	$16.15	$12.03	$10.86	$17.78		$17.93

Total Return†	35.41%	11.09%	(36.94)%	0.01%		27.61%	35.00%	10.77%	(37.15)%	(0.18)%		27.17%

Ratios/Supplemental Data
Net Assets End of Period (000)	$364,468	$311,574	$238,121	$406,546		$343,857	$11,493	$10,498	$10,174	$19,319		$19,630
Ratio of Expenses to Average Net Assets	1.23%	1.21%	1.28%	1.23%		1.22%	1.53%	1.53%	1.53%	1.48%		1.47%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.11%	1.21%	1.53%		0.95%	0.79%	0.69%	0.94%	1.28%		0.70%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.23%	1.21%	1.34%	1.38%		1.37%	1.53%	1.53%	1.60%	1.63%		1.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.13%	1.11%	1.15%	1.38%		0.80%	0.79%	0.69%	0.87%	1.13%		0.55%
Portfolio Turnover Rate	38%	74%	37%	43%		37%	38%	74%	37%	43%		37%

	International Equity Fund
	Class C
	2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$11.63	$10.57	$17.14	$17.30		$13.69

Net Investment Income (Loss)(2)	0.02	0.02	0.01	0.07		0.02
Realized and Unrealized Gain (Loss) on Investments	3.94	1.04	(6.47)	(0.23)		3.59

Total from Investment Operations	3.96	1.06	(6.46)	(0.16)		3.61

Payment from Affiliate(2)	–	–	–	–	**(3)	–

Dividends from Net Investment Income	– **	–	(0.11)	–		–
Distributions from Net Realized Capital Gains	–	–	–	–		–

Total Distributions	–	–	(0.11)	–		–

Net Asset Value, End of Period	$15.59	$11.63	$10.57	$17.14		$17.30

Total Return†	34.05%	10.03%	(37.58)%	(0.93)%		26.37%

Ratios/Supplemental Data
Net Assets End of Period (000)	$451	$358	$314	$988		$1,164
Ratio of Expenses to Average Net Assets	2.23%	2.22%	2.23%	2.20%		2.19%
Ratio of Net Investment Income to Average Net Assets	0.16%	0.15%	0.08%	0.56%		(0.02)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.23%	2.22%	2.31%	2.35%		2.34%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.16%	0.15%	0.00%	0.41%		(0.17)%
Portfolio Turnover Rate	38%	74%	37%	43%		37%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

45

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Large Cap Core Equity Fund
	Class I							Class A
	2011	2010		2009	2008		2007	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$8.60	$7.30		$11.77	$13.48		$12.39	$8.42	$7.19		$11.60	$13.33		$12.26

Net Investment Income (Loss)(1)	0.10	0.05		0.05	–	**	0.12	0.07	0.02		0.03	(0.03)		0.09
Realized and Unrealized Gain (Loss) on Investments	2.35	1.31		(4.35)	(0.58)		1.79	2.31	1.23		(4.29)	(0.59)		1.77

Total from Investment Operations	2.45	1.36		(4.30)	(0.58)		1.91	2.38	1.25		(4.26)	(0.62)		1.86

Payment from Affiliate(1)	–	–		–	–	**(2)	–	–	–		–	–	**(2)	–

Dividends from Net Investment Income	(0.09)	(0.06)		(0.04)	(0.09)		(0.06)	(0.07)	(0.02)		(0.02)	(0.07)		(0.03)
Distributions from Net Realized Capital Gains	–	–		(0.13)	(1.04)		(0.76)	–	–		(0.13)	(1.04)		(0.76)

Total Distributions	(0.09)	(0.06)		(0.17)	(1.13)		(0.82)	(0.07)	(0.02)		(0.15)	(1.11)		(0.79)

Net Asset Value, End of Period	$10.96	$8.60		$7.30	$11.77		$13.48	$10.73	$8.42		$7.19	$11.60		$13.33

Total Return†	28.69%	18.68%		(36.46)%	(4.72)%		15.91%	28.32%	17.45%		(36.63)%	(5.05)%		15.62%

Ratios/Supplemental Data
Net Assets End of Period (000)	$14,431	$13,924		$121,950	$201,994		$235,381	$3,466	$3,407		$3,343	$5,361		$5,918
Ratio of Expenses to Average Net Assets	0.94%	0.84%		0.96%	0.92%		0.92%	1.23%	1.29%		1.21%	1.17%		1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05%	0.65%		0.59%	0.02%		0.97%	0.76%	0.25%		0.34%	(0.23)%		0.72%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.28%	1.05%		0.96%	0.92%		0.92%	1.57%	1.64%		1.21%	1.17%		1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.71%	0.44%		0.59%	0.02%		0.97%	0.42%	(0.09)%		0.34%	(0.23)%		0.72%
Portfolio Turnover Rate	79%	383	%(3)	89%	83%		66%	79%	383	%(3)	89%	83%		66%

	Large Cap Core Equity Fund
	Class C
	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$7.86	$6.75		$10.95	$12.70		$11.77

Net Investment Income (Loss)(1)	0.01	(0.03)		(0.03)	(0.11)		– **
Realized and Unrealized Gain (Loss) on Investments	2.16	1.14		(4.04)	(0.56)		1.69

Total from Investment Operations	2.17	1.11		(4.07)	(0.67)		1.69

Payment from Affiliate(1)	–	–	**	–	–	**(2)	–

Dividends from Net Investment Income	(0.02)	–	**	–	(0.04)		–
Distributions from Net Realized Capital Gains	–	–		(0.13)	(1.04)		(0.76)

Total Distributions	(0.02)	–		(0.13)	(1.08)		(0.76)

Net Asset Value, End of Period	$10.01	$7.86		$6.75	$10.95		$12.70

Total Return†	27.59%	16.48%		(37.05)%	(5.69)%		14.78%

Ratios/Supplemental Data
Net Assets End of Period (000)	$178	$149		$148	$315		$431
Ratio of Expenses to Average Net Assets	1.94%	1.99%		1.92%	1.89%		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	(0.45)%		(0.39)%	(0.95)%		0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.28%	2.34%		1.92%	1.89%		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.28)%	(0.79)%		(0.39)%	(0.95)%		0.00%
Portfolio Turnover Rate	79%	383	%(3)	89%	83%		66%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

See Notes to Financial Statements.

46

	Large Cap Growth Fund
	Class I							Class A
	2011	2010		2009	2008		2007	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$13.42	$11.57		$18.53	$20.80		$19.77	$13.14	$11.35		$18.17	$20.47		$19.48

Net Investment Income (Loss)(1)	0.07	0.06		0.06	(0.04)		0.10	0.02	0.01		0.03	(0.12)		0.05
Realized and Unrealized Gain (Loss) on Investments	3.86	1.82		(6.96)	(0.38)		3.00	3.78	1.80		(6.83)	(0.33)		2.96

Total from Investment Operations	3.93	1.88		(6.90)	(0.42)		3.10	3.80	1.81		(6.80)	(0.45)		3.01

Payment from Affiliate(1)	–	–		–	0.01	(2)	–	–	–		–	0.01	(2)	–

Dividends from Net Investment Income	(0.11)	(0.03)		(0.06)	–		(0.16)	(0.06)	(0.02)		(0.02)	–		(0.11)
Distributions from Net Realized Capital Gains	–	–		–	(1.86)		(1.91)	–	–		–	(1.86)		(1.91)

Total Distributions	(0.11)	(0.03)		(0.06)	(1.86)		(2.07)	(0.06)	(0.02)		(0.02)	(1.86)		(2.02)

Net Asset Value, End of Period	$17.24	$13.42		$11.57	$18.53		$20.80	$16.88	$13.14		$11.35	$18.17		$20.47

Total Return†	29.32%	16.31%		(37.24)%	(2.60	)%(3)	16.51%	28.96%	15.95%		(37.40)%	(2.79	)%(3)	16.26%

Ratios/Supplemental Data
Net Assets End of Period (000)	$80,188	$96,561		$178,605	$444,181		$430,249	$15,282	$14,797		$14,664	$24,234		$121,321
Ratio of Expenses to Average Net Assets	0.98%	0.95%		0.98%	0.92%		0.93%	1.28%	1.28%		1.24%	1.17%		1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.44%		0.46%	(0.22)%		0.44%	0.13%	0.11%		0.24%	(0.47)%		0.19%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.07%	0.99%		0.98%	0.92%		0.93%	1.37%	1.33%		1.24%	1.17%		1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.35%	0.40%		0.46%	(0.22)%		0.44%	0.04%	0.06%		0.24%	(0.47)%		0.19%
Portfolio Turnover Rate	71%	165	%(4)	93%	92%		79%	71%	165	%(4)	93%	92%		79%

	Large Cap Growth Fund
	Class C
	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$12.14	$10.55		$16.98	$19.38		$18.58

Net Investment Income (Loss)(1)	(0.08)	(0.07)		(0.06)	(0.22)		(0.10)
Realized and Unrealized Gain (Loss) on Investments	3.49	1.66		(6.37)	(0.33)		2.81

Total from Investment Operations	3.41	1.59		(6.43)	(0.55)		2.71

Payment from Affiliate(1)	–	–		–	0.01	(2)	–

Dividends from Net Investment Income	–	–		– **	–		–
Distributions from Net Realized Capital Gains	–	–		–	(1.86)		(1.91)

Total Distributions	–	–		–	(1.86)		(1.91)

Net Asset Value, End of Period	$15.55	$12.14		$10.55	$16.98		$19.38

Total Return†	28.09%	15.07%		(37.85)%	(3.49	)%(3)	15.35%

Ratios/Supplemental Data
Net Assets End of Period (000)	$286	$242		$230	$500		$707
Ratio of Expenses to Average Net Assets	1.98%	1.99%		1.94%	1.89%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.59)%		(0.49)%	(1.19)%		(0.53)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.07%	2.03%		1.94%	1.89%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.66)%	(0.64)%		(0.49)%	(1.19)%		(0.53)%
Portfolio Turnover Rate	71%	165	%(4)	93%	92%		79%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

During the year ended May 31, 2008, 0.05% of Class I, Class A, and Class C total returns was attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (2.65)%, (2.84)%, and (3.59)% for Class I, Class A, and Class C, respectively.

(4)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See	Notes to Financial Statements.

47

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Large Cap Value Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.62	$10.72	$16.76	$20.99		$18.87	$11.57	$10.68	$16.68	$20.91		$18.81

Net Investment Income(1)	0.17	0.18	0.27	0.28		0.29	0.13	0.14	0.23	0.23		0.23
Realized and Unrealized Gain (Loss) on Investments	2.61	0.92	(5.75)	(2.33)		4.24	2.60	0.92	(5.72)	(2.32)		4.23

Total from Investment Operations	2.78	1.10	(5.48)	(2.05)		4.53	2.73	1.06	(5.49)	(2.09)		4.46

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.18)	(0.20)	(0.27)	(0.32)		(0.27)	(0.14)	(0.17)	(0.22)	(0.28)		(0.22)
Distributions from Net Realized Capital Gains	–	–	(0.29)	(1.86)		(2.14)	–	–	(0.29)	(1.86)		(2.14)

Total Distributions	(0.18)	(0.20)	(0.56)	(2.18)		(2.41)	(0.14)	(0.17)	(0.51)	(2.14)		(2.36)

Net Asset Value, End of Period	$14.22	$11.62	$10.72	$16.76		$20.99	$14.16	$11.57	$10.68	$16.68		$20.91

Total Return†	24.18%	10.25%	(32.68)%	(10.26)%		25.29%	23.81%	9.86%	(32.84)%	(10.48)%		24.95%

Ratios/Supplemental Data
Net Assets End of Period (000)	$152,015	$210,282	$292,811	$611,529		$718,669	$28,623	$28,699	$30,435	$52,495		$65,300
Ratio of Expenses to Average Net Assets	0.97%	0.93%	0.96%	0.91%		0.92%	1.27%	1.25%	1.22%	1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.49%	2.20%	1.52%		1.42%	1.03%	1.17%	1.98%	1.27%		1.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.97%	0.93%	0.96%	0.91%		0.92%	1.27%	1.25%	1.22%	1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.32%	1.49%	2.20%	1.52%		1.42%	1.03%	1.17%	1.98%	1.27%		1.17%
Portfolio Turnover Rate	69%	52%	65%	104%		71%	69%	52%	65%	104%		71%

	Large Cap Value Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.39	$10.52	$16.43	$20.66		$18.62

Net Investment Income(1)	0.04	0.05	0.15	0.09		0.09
Realized and Unrealized Gain (Loss) on Investments	2.57	0.91	(5.64)	(2.29)		4.18

Total from Investment Operations	2.61	0.96	(5.49)	(2.20)		4.27

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.05)	(0.09)	(0.13)	(0.17)		(0.09)
Distributions from Net Realized Capital Gains	–	–	(0.29)	(1.86)		(2.14)

Total Distributions	(0.05)	(0.09)	(0.42)	(2.03)		(2.23)

Net Asset Value, End of Period	$13.95	$11.39	$10.52	$16.43		$20.66

Total Return†	22.96%	9.11%	(33.31)%	(11.13)%		24.04%

Ratios/Supplemental Data
Net Assets End of Period (000)	$152	$218	$259	$440		$808
Ratio of Expenses to Average Net Assets	1.96%	1.95%	1.92%	1.88%		1.89%
Ratio of Net Investment Income to Average Net Assets	0.32%	0.46%	1.29%	0.55%		0.45%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.96%	1.95%	1.92%	1.88%		1.89%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.32%	0.46%	1.29%	0.55%		0.45%
Portfolio Turnover Rate	69%	52%	65%	104%		71%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

48

	Mid Cap Value Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.80	$8.68	$13.48	$16.61		$13.73	$10.67	$8.59	$13.30	$16.38		$13.57

Net Investment Income(1)	0.06	0.07	0.12	0.12		0.28	0.03	0.04	0.09	0.09		0.31
Realized and Unrealized Gain (Loss) on Investments	2.64	2.07	(4.75)	(2.28)		3.41	2.60	2.04	(4.67)	(2.26)		3.30

Total from Investment Operations	2.70	2.14	(4.63)	(2.16)		3.69	2.63	2.08	(4.58)	(2.17)		3.61

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.15)	(0.02)	(0.17)	(0.26)		(0.05)	(0.11)	–	(0.13)	(0.20)		(0.04)
Distributions from Net Realized Capital Gains	–	–	–	(0.71)		(0.76)	–	–	–	(0.71)		(0.76)

Total Distributions	(0.15)	(0.02)	(0.17)	(0.97)		(0.81)	(0.11)	–	(0.13)	(0.91)		(0.80)

Net Asset Value, End of Period	$13.35	$10.80	$8.68	$13.48		$16.61	$13.19	$10.67	$8.59	$13.30		$16.38

Total Return†	25.12%	24.64%	(34.22)%	(13.21)%		27.76%	24.72%	24.21%	(34.33)%	(13.42)%		27.48%

Ratios/Supplemental Data
Net Assets End of Period (000)	$72,744	$74,331	$96,510	$216,224		$190,806	$36,945	$48,515	$46,524	$94,590		$194,866
Ratio of Expenses to Average Net Assets	1.02%	1.01%	1.08%	1.01%		0.93%	1.32%	1.32%	1.33%	1.26%		1.18%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.72%	1.24%	0.83%		1.86%	0.24%	0.38%	0.96%	0.58%		1.61%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.02%	1.01%	1.21%	1.26%		1.18%	1.32%	1.32%	1.45%	1.51%		1.43%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.53%	0.72%	1.11%	0.58%		1.61%	0.24%	0.38%	0.84%	0.33%		1.36%
Portfolio Turnover Rate	32%	66%	73%	58%		45%	32%	66%	73%	58%		45%

	Mid Cap Value Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.36	$8.40	$13.06	$16.13		$13.43

Net Investment Income (Loss)(1)	(0.05)	(0.03)	0.02	(0.02)		0.15
Realized and Unrealized Gain (Loss) on Investments	2.52	1.99	(4.58)	(2.22)		3.31

Total from Investment Operations	2.47	1.96	(4.56)	(2.24)		3.46

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	– **	–	(0.10)	(0.12)		–
Distributions from Net Realized Capital Gains	–	–	–	(0.71)		(0.76)

Total Distributions	–	–	(0.10)	(0.83)		(0.76)

Net Asset Value, End of Period	$12.83	$10.36	$8.40	$13.06		$16.13

Total Return†	23.85%	23.33%	(34.82)%	(14.04)%		26.58%

Ratios/Supplemental Data
Net Assets End of Period (000)	$2,430	$3,794	$4,176	$7,699		$5,620
Ratio of Expenses to Average Net Assets	2.02%	2.02%	2.04%	1.97%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.33)%	0.27%	(0.13)%		0.89%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.02%	2.02%	2.15%	2.22%		2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.45)%	(0.33)%	0.16%	(0.38)%		0.64%
Portfolio Turnover Rate	32%	66%	73%	58%		45%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See	Notes to Financial Statements.

49

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Multi-Factor Small Cap Core Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$8.84	$7.03	$11.05	$12.34		$11.16	$8.82	$7.00	$11.03	$12.31		$11.15

Net Investment Income(1)	0.04	0.05	0.04	0.03		0.11	0.01	0.03	0.02	0.01		0.05
Realized and Unrealized Gain (Loss) on Investments	2.90	1.90	(4.06)	(1.24)		1.18	2.89	1.89	(4.05)	(1.25)		1.21

Total from Investment Operations	2.94	1.95	(4.02)	(1.21)		1.29	2.90	1.92	(4.03)	(1.24)		1.26

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.16)	(0.14)	–	(0.08	)(3)	(0.05)	(0.13)	(0.10)	–	(0.04	)(3)	(0.04)
Distributions from Net Realized Capital Gains	–	–	–	–		(0.06)	–	–	–	–		(0.06)

Total Distributions	(0.16)	(0.14)	–	(0.08)		(0.11)	(0.13)	(0.10)	–	(0.04)		(0.10)

Net Asset Value, End of Period	$11.62	$8.84	$7.03	$11.05		$12.34	$11.59	$8.82	$7.00	$11.03		$12.31

Total Return†	33.42%	27.90%	(36.38)%	(9.87)%		11.62%	33.02%	27.53%	(36.54)%	(10.09)%		11.35%

Ratios/Supplemental Data
Net Assets End of Period (000)	$15,286	$18,199	$22,531	$49,073		$47,649	$254	$272	$235	$454		$648
Ratio of Expenses to Average Net Assets	0.95%	0.93%	0.95%	0.95%		0.95%	1.24%	1.24%	1.20%	1.20%		1.20%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.64%	0.47%	0.25%		0.73%	0.05%	0.32%	0.22%	0.00%		0.48%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.42%	1.33%	1.30%	1.24%		1.21%	1.72%	1.65%	1.55%	1.49%		1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.07)%	0.24%	0.12%	(0.04)%		0.47%	(0.43)%	(0.09)%	(0.13)%	(0.29)%		0.22%
Portfolio Turnover Rate	90%	105%	186%	107%		189%	90%	105%	186%	107%		189%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	Includes a tax return of capital of $(0.0434) each for Class I and Class A.

See Notes to Financial Statements.

50

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.02	$7.21	$11.42	$11.78		$10.57	$8.92	$7.15	$11.35	$11.74		$10.56

Net Investment Income (Loss)(1)	(0.02)	0.02	– **	(0.03)		(0.04)	(0.05)	–	(0.02)	(0.06)		(0.06)
Realized and Unrealized Gain (Loss) on Investments	3.78	1.79	(4.21)	(0.12)		1.25	3.75	1.77	(4.18)	(0.12)		1.24

Total from Investment Operations	3.76	1.81	(4.21)	(0.15)		1.21	3.70	1.77	(4.20)	(0.18)		1.18

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.02)	–	–	–		–	– **	–	–	–		–
Distributions from Net Realized Capital Gains	(0.03)	–	–	(0.21)		–	(0.03)	–	–	(0.21)		–

Total Distributions	(0.05)	–	–	(0.21)		–	(0.03)	–	–	(0.21)		–

Net Asset Value, End of Period	$12.73	$9.02	$7.21	$11.42		$11.78	$12.59	$8.92	$7.15	$11.35		$11.74

Total Return†	41.76%	25.10%	(36.87)%	(1.38)%		11.45%	41.48%	24.76%	(37.00)%	(1.65)%		11.17%

Ratios/Supplemental Data
Net Assets End of Period (000)	$11,105	$10,010	$5,007	$6,491		$6,312	$21,566	$17,484	$38	$60		$35
Ratio of Expenses to Average Net Assets	0.95%	0.94%	0.95%	0.95%		0.95%	1.23%	1.23%	1.20%	1.20%		1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	0.27%	0.02%	(0.27)%		(0.34)%	(0.47)%	0.01%	(0.23)%	(0.52)%		(0.59)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.92%	1.84%	1.86%	1.67%		1.58%	2.20%	2.15%	2.10%	1.92%		1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(1.16)%	(0.63)%	(0.89)%	(0.99)%		(0.97)%	(1.44)%	(0.91)%	(1.13)%	(1.24)%		(1.22)%
Portfolio Turnover Rate	92%	112%	128%	137%		160%	92%	112%	128%	137%		160%

	Multi-Factor Small Cap Growth Fund
	Class C
	2011	2010(3)
Net Asset Value, Beginning of Period	$9.06	$7.29

Net Investment Income (Loss)(1)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	3.79	1.83

Total from Investment Operations	3.66	1.77

Payment from Affiliate(1)	–	–

Dividends from Net Investment Income	–	–
Distributions from Net Realized Capital Gains	(0.03)	–

Total Distributions	(0.03)	–

Net Asset Value, End of Period	$12.69	$9.06

Total Return†	40.39%	24.28%

Ratios/Supplemental Data
Net Assets End of Period (000)	$135	$124
Ratio of Expenses to Average Net Assets	1.95%	2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.91%	3.38%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(2.15)%	(1.91)%
Portfolio Turnover Rate	92%	112%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Class I, Class A and Class C inception date was September 30, 2005. Class I and Class A commenced operations on September 30, 2005. Class C commenced operations beyond seed capital on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

51

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Multi-Factor Small Cap Value Fund
	Class I							Class A
	2011	2010	2009		2008(1)		2007(1)	2011	2010	2009		2008(1)		2007(1)
Net Asset Value, Beginning of Period	$10.90	$8.51	$13.18		$19.66		$20.94	$10.05	$7.87	$12.20		$18.49		$19.90

Net Investment Income (Loss)(2)	0.11	0.06	0.07		(0.01)		0.01	0.07	0.02	0.02		(0.05)		(0.04)
Realized and Unrealized Gain (Loss) on Investments	3.08	2.33	(4.61)		(3.73)		1.75	2.85	2.16	(4.24)		(3.50)		1.66

Total from Investment Operations	3.19	2.39	(4.54)		(3.74)		1.76	2.92	2.18	(4.22)		(3.55)		1.62

Payment from Affiliate(2)	–	–	–		0.01	(3)	–	–	–	–		0.01	(3)	–

Dividends from Net Investment Income	(0.20)	–	(0.13	)(4)	–	**(5)	(0.01)	(0.14)	–	(0.11	)(4)	–		–
Distributions from Net Realized Capital Gains	–	–	–		(2.75)		(3.03)	–	–	–		(2.75)		(3.03)

Total Distributions	(0.20)	–	(0.13)		(2.75)		(3.04)	(0.14)	–	(0.11)		(2.75)		(3.03)

Net Asset Value, End of Period	$13.89	$10.90	$8.51		$13.18		$19.66	$12.83	$10.05	$7.87		$12.20		$18.49

Total Return†	29.46%	28.09%	(34.41)%		(19.53	)%(6)	9.33%	29.21%	27.70%	(34.57)%		(19.77	)%(6)	9.08%

Ratios/Supplemental Data
Net Assets End of Period (000)	$19,163	$19,528	$28,920		$137,557		$414,786	$18,570	$18,739	$18,641		$32,620		$172,928
Ratio of Expenses to Average Net Assets	1.25%	1.29%	1.34%		1.20%		1.17%	1.54%	1.61%	1.64%		1.45%		1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.94%	0.59%	0.62%		(0.09)%		0.05%	0.66%	0.23%	0.16%		(0.34)%		(0.20)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.61%	1.51%	1.34%		1.20%		1.17%	1.90%	1.83%	1.64%		1.45%		1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.58%	0.37%	0.62%		(0.09)%		0.05%	0.30%	0.02%	0.16%		(0.34)%		(0.20)%
Portfolio Turnover Rate	77%	104%	81%		102%		74%	77%	104%	81%		102%		74%

	Multi-Factor Small Cap Value Fund
	Class C
	2011	2010	2009		2008(1)		2007(1)
Net Asset Value, Beginning of Period	$9.02	$7.11	$11.02		$17.13		$18.78

Net Investment Income (Loss)(2)	(0.01)	(0.04)	(0.04)		(0.15)		(0.16)
Realized and Unrealized Gain (Loss) on Investments	2.56	1.95	(3.83)		(3.22)		1.54

Total from Investment Operations	2.55	1.91	(3.87)		(3.37)		1.38

Payment from Affiliate(2)	–	–	–		0.01	(3)	–

Dividends from Net Investment Income	(0.02)	–	(0.04	)(4)	–		–
Distributions from Net Realized Capital Gains	–	–	–		(2.75)		(3.03)

Total Distributions	(0.02)	–	(0.04)		(2.75)		(3.03)

Net Asset Value, End of Period	$11.55	$9.02	$7.11		$11.02		$17.13

Total Return†	28.26%	26.86%	(35.08)%		(20.33	)%(6)	8.29%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,445	$1,586	$1,707		$4,151		$12,547
Ratio of Expenses to Average Net Assets	2.25%	2.32%	2.34%		2.17%		2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.46)%	(0.46)%		(1.06)%		(0.92)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.61%	2.53%	2.34%		2.17%		2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.42)%	(0.67)%	(0.46)%		(1.06)%		(0.92)%
Portfolio Turnover Rate	77%	104%	81%		102%		74%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	Includes a tax return of capital of $(0.0475) each for Class I, Class A and Class C.
(5)	Includes a tax return of capital of $(0.0010) for Class I.
(6)

During the year ended May 31, 2008, 0.05%, 0.05% and 0.06% of Class I, Class A, and Class C total returns, respectively, were attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (19.58)%, (19.82)%, and (20.39)% for Class I, Class A, and Class C, respectively.

See Notes to Financial Statements.

52

	S&P 500 Index Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$8.68	$7.30	$11.25	$13.10		$10.90	$8.65	$7.27	$11.22	$13.06		$10.88

Net Investment Income(1)	0.16	0.14	0.18	0.19		0.20	0.13	0.12	0.16	0.16		0.17
Realized and Unrealized Gain (Loss) on Investments	2.03	1.38	(3.84)	(1.06)		2.23	2.02	1.38	(3.84)	(1.05)		2.21

Total from Investment Operations	2.19	1.52	(3.66)	(0.87)		2.43	2.15	1.50	(3.68)	(0.89)		2.38

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.16)	(0.14)	(0.18)	(0.20)		(0.20)	(0.13)	(0.12)	(0.16)	(0.17)		(0.17)
Distributions from Net Realized Capital Gains	–	–	(0.11)	(0.78)		(0.03)	–	–	(0.11)	(0.78)		(0.03)

Total Distributions	(0.16)	(0.14)	(0.29)	(0.98)		(0.23)	(0.13)	(0.12)	(0.27)	(0.95)		(0.20)

Net Asset Value, End of Period	$10.71	$8.68	$7.30	$11.25		$13.10	$10.67	$8.65	$7.27	$11.22		$13.06

Total Return†	25.51%	20.90%	(32.63)%	(6.98)%		22.53%	25.16%	20.69%	(32.90)%	(7.15)%		22.09%

Ratios/Supplemental Data
Net Assets End of Period (000)	$94,945	$87,998	$87,431	$138,373		$160,014	$22,919	$19,275	$17,535	$26,299		$32,716
Ratio of Expenses to Average Net Assets	0.37%	0.36%	0.42%	0.37%		0.35%	0.63%	0.62%	0.67%	0.62%		0.60%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.66%	2.20%	1.64%		1.66%	1.41%	1.41%	1.95%	1.39%		1.41%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.37%	0.36%	0.48%	0.52%		0.50%	0.63%	0.62%	0.73%	0.77%		0.75%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.67%	1.66%	2.12%	1.49%		1.51%	1.41%	1.41%	1.89%	1.24%		1.26%
Portfolio Turnover Rate	27%	17%	36%	29%		26%	27%	17%	36%	29%		26%

	S&P 500 Index Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$8.59	$7.23	$11.15	$12.99		$10.82

Net Investment Income(1)	0.06	0.06	0.10	0.07		0.08
Realized and Unrealized Gain (Loss) on Investments	2.02	1.37	(3.82)	(1.05)		2.21

Total from Investment Operations	2.08	1.43	(3.72)	(0.98)		2.29

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.07)	(0.07)	(0.09)	(0.08)		(0.09)
Distributions from Net Realized Capital Gains	–	–	(0.11)	(0.78)		(0.03)

Total Distributions	(0.07)	(0.07)	(0.20)	(0.86)		(0.12)

Net Asset Value, End of Period	$10.60	$8.59	$7.23	$11.15		$12.99

Total Return†	24.29%	19.75%	(33.38)%	(7.88)%		21.22%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,837	$1,552	$1,132	$1,726		$1,895
Ratio of Expenses to Average Net Assets	1.37%	1.36%	1.41%	1.36%		1.35%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.66%	1.21%	0.65%		0.66%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.37%	1.36%	1.48%	1.51%		1.50%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.67%	0.66%	1.15%	0.50%		0.51%
Portfolio Turnover Rate	27%	17%	36%	29%		26%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

53

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Small Cap Core Fund
	Class I						Class A
	2011	2010	2009	2008(1)		2007(1)	2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$9.87	$7.52	$11.51	$13.74		$12.43	$9.73	$7.44	$11.39	$13.62		$12.35

Net Investment Income (Loss)(2)	(0.02)	(0.02)	(0.01)	0.01		– **	(0.05)	(0.05)	(0.03)	(0.02)		(0.03)
Realized and Unrealized Gain (Loss) on Investments	3.00	2.37	(3.97)	(1.41)		1.87	2.94	2.34	(3.92)	(1.40)		1.86

Total from Investment Operations	2.98	2.35	(3.98)	(1.40)		1.87	2.89	2.29	(3.95)	(1.42)		1.83

Payment from Affiliate(2)	–	–	–	–	**(3)	–	–	–	–	–	**(3)	–

Dividends from Net Investment Income	–	–	(0.01)	(0.02)		–	–	–	–	–		–
Distributions from Net Realized Capital Gains	–	–	–	(0.81)		(0.56)	–	–	–	(0.81)		(0.56)

Total Distributions	–	–	(0.01)	(0.83)		(0.56)	–	–	–	(0.81)		(0.56)

Net Asset Value, End of Period	$12.85	$9.87	$7.52	$11.51		$13.74	$12.62	$9.73	$7.44	$11.39		$13.62

Total Return†	30.19%	31.25%	(34.57)%	(10.35)%		15.65%	29.70%	30.78%	(34.68)%	(10.57)%		15.42%

Ratios/Supplemental Data
Net Assets End of Period (000)	$177,697	$182,881	$142,964	$240,414		$225,592	$2,562	$2,205	$1,510	$2,521		$3,139
Ratio of Expenses to Average Net Assets	1.22%	1.17%	1.21%	1.16%		1.16%	1.52%	1.49%	1.46%	1.41%		1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%	(0.27)%	(0.15)%	0.08%		0.04%	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.22%	1.17%	1.21%	1.16%		1.16%	1.52%	1.49%	1.46%	1.41%		1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.15)%	(0.27)%	(0.15)%	0.08%		0.04%	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%
Portfolio Turnover Rate	47%	59%	83%	44%		45%	47%	59%	83%	44%		45%

	Small Cap Core Fund
	Class C
	2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$9.32	$7.17	$11.06	$13.34		$12.20

Net Investment Income (Loss)(2)	(0.12)	(0.11)	(0.09)	(0.11)		(0.11)
Realized and Unrealized Gain (Loss) on Investments	2.80	2.26	(3.80)	(1.36)		1.81

Total from Investment Operations	2.68	2.15	(3.89)	(1.47)		1.70

Payment from Affiliate(2)	–	–	–	–	**(3)	–

Dividends from Net Investment Income	–	–	–	–		–
Distributions from Net Realized Capital Gains	–	–	–	(0.81)		(0.56)

Total Distributions	–	–	–	(0.81)		(0.56)

Net Asset Value, End of Period	$12.00	$9.32	$7.17	$11.06		$13.34

Total Return†	28.76%	29.99%	(35.17)%	(11.18)%		14.52%

Ratios/Supplemental Data
Net Assets End of Period (000)	$645	$663	$525	$867		$1,013
Ratio of Expenses to Average Net Assets	2.22%	2.19%	2.17%	2.13%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(1.28)%	(1.11)%	(0.89)%		(0.93)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.22%	2.19%	2.17%	2.13%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(1.18)%	(1.28)%	(1.11)%	(0.89)%		(0.93)%
Portfolio Turnover Rate	47%	59%	83%	44%		45%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

54

PNC Balanced Allocation Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 46.9%
Consumer Discretionary — 6.2%
Aaron’s	4,180	$118
BorgWarner*	2,830	205
Buckle	2,210	94
Chipotle Mexican Grill*	680	197
Coinstar*	4,000	213
Dorman Products*	2,550	97
Fossil*	2,130	225
Home Depot	5,190	188
Limited Brands	5,950	238
Lowe’s	14,496	350
Macy’s	7,200	208
Madison Square Garden*	4,920	135
McDonald’s	4,110	335
O’Reilly Automotive*	4,200	252
Penn National Gaming*	3,430	139
Phillips-Van Heusen	3,040	201
Polaris Industries	1,740	192
Target	13,359	662
Tiffany	2,823	214
Time Warner Cable	5,280	408
Tractor Supply	2,380	150
Universal Electronics*	5,040	128
Viacom, Cl B	6,660	336
WMS Industries*	3,830	120
World Fuel Services	5,880	215
Wyndham Worldwide	6,940	242

		5,862
Consumer Staples — 5.5%
Boston Beer, Cl A*	1,150	96
Coca-Cola	5,750	384
Corn Products International	2,500	142
CVS Caremark	17,318	670
Energizer Holdings*	7,067	545
Estee Lauder, Cl A	2,380	244
General Mills	7,761	309
Hershey	5,480	305
J.M. Smucker	1,580	125
Kimberly-Clark	2,629	180
Kroger	8,600	213
Philip Morris International	5,980	429
Procter & Gamble	9,634	646
TreeHouse Foods*	3,310	202
Walgreen	5,830	254
Wal-Mart Stores	8,048	444

		5,188
Energy — 3.9%
Apache	5,187	646
ATP Oil & Gas*	7,580	140
Atwood Oceanics*	2,790	121
Baker Hughes	4,500	333
Chevron	6,247	655
Contango Oil & Gas*	3,280	203
ExxonMobil	11,920	995
Hess	2,520	199
National Oilwell Varco	3,560	259
Oil States International*	1,150	91

		3,642

	Number of Shares	Value (000)
Financials — 6.0%
Allstate	10,297	$323
American Express	4,020	208
Ameriprise Financial	3,600	221
Amtrust Financial Services	13,500	307
Bank of the Ozarks	5,600	272
Chubb	6,662	437
CVB Financial	10,080	90
Discover Financial Services	4,166	99
Glacier Bancorp	9,600	137
Goldman Sachs Group	1,216	171
Investment Technology Group*	9,190	139
JPMorgan Chase	12,076	522
Lincoln National	13,740	403
Morgan Stanley	8,371	202
Northern Trust	7,301	356
Portfolio Recovery Associates*	3,260	282
Prosperity Bancshares	3,090	135
Public Storage REIT	1,550	184
RLI	3,190	192
Travelers	6,534	406
Virtus Investment Partners*	2,790	155
Wells Fargo	7,952	226
World Acceptance*	2,390	159

		5,626
Healthcare — 5.6%
AmerisourceBergen	6,270	258
Bio-Reference Labs*	6,800	169
Catalyst Health Solutions*	2,850	174
Celgene*	3,540	216
Gilead Sciences*	6,200	259
Johnson & Johnson	14,422	970
Merck	23,434	861
MWI Veterinary Supply*	1,290	109
Neogen*	2,290	103
Par Pharmaceutical*	2,730	94
PAREXEL International*	7,900	199
Pfizer	44,640	958
Quest Diagnostics	3,070	179
UnitedHealth Group	11,711	573
Universal Health Services, Cl B*	3,290	179

		5,301
Industrials — 7.2%
Allegiant Travel*	3,610	165
APAC Customer Services*	30,500	178
Avery Dennison	4,802	203
Babcock & Wilcox*	12,306	345
BE Aerospace*	6,380	239
Caterpillar	3,650	386
Colfax*	4,500	101
CSX	4,880	387
Cummins	2,434	256
Curtiss-Wright	4,420	151
Dover	4,300	289
Eaton	5,760	298
Esterline Technologies*	3,010	228
General Dynamics	7,140	530
General Electric	37,433	735
ICF International*	6,050	156
Illinois Tool Works	5,116	293
Insituform Technologies*	3,750	97

See Notes to Financial Statements.

55

PNC Balanced Allocation Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Joy Global	2,830	$254
KBR	4,460	166
Oshkosh*	13,370	370
Pall	5,480	307
Regal-Beloit	2,620	181
Triumph Group	1,000	94
United Technologies	4,020	353

		6,762
Information Technology — 9.2%
Apple*	2,747	956
Cisco Systems	49,876	838
Corning	13,140	265
eBay*	6,360	198
EMC*	10,470	298
Entropic Communications*	9,870	88
Finisar*	5,550	133
Google, Cl A*	785	415
Informatica*	5,570	327
Intel	20,088	452
International Business Machines	4,730	799
Liquidity Services*	7,070	148
Littelfuse	1,520	91
Mastercard, Cl A	1,219	350
Microsoft	34,894	873
Monolithic Power Systems*	11,020	191
NetApp*	3,920	215
Oracle	15,980	547
OSI Systems*	6,240	249
QUALCOMM	8,460	496
Rofin-Sinar Technologies*	2,350	85
TriQuint Semiconductor*	10,380	134
Tyler Technologies*	6,060	154
Visa, Cl A	2,903	235
Wright Express*	3,640	196

		8,733
Materials — 1.3%
Balchem	2,980	129
Celanese, Series A	6,395	333
Compass Minerals International	1,020	95
Eastman Chemical	3,840	406
Mosaic	3,470	246

		1,209
Telecommunication Services — 0.7%
AT&T	17,365	548
Atlantic Tele-Network	3,800	145

		693
Utilities — 1.3%
Edison International	5,215	205
Exelon	11,298	473
NextEra Energy	5,590	324
NRG Energy*	8,065	200

		1,202
Total Common Stocks
(Cost $38,739)		44,218

	Number of Shares	Value (000)
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae	13,500	$39
Freddie Mac	6,900	22
Total Preferred Stocks
(Cost $375)		61
FOREIGN COMMON STOCKS — 8.0%
Consumer Discretionary — 0.8%
ASOS PLC (United Kingdom)*	1,988	77
Burberry Group PLC (United Kingdom)	1,550	34
China ZhengTong Auto Services Holdings (China)*	39,500	45
Compass Group PLC (United Kingdom)	7,574	74
Domino’s Pizza UK & IRL PLC (United Kingdom)	4,834	32
ElringKlinger AG (Germany)#	1,025	36
Gildan Activewear (Canada)	2,600	97
Intime Department Store Group (China)	35,857	64
Li & Fung (Hong Kong)	21,638	48
LVMH Moet Hennessy Louis Vuitton SA (France)	519	90
Nitori Holdings (Japan)	821	72
Nokian Renkaat OYJ (Finland)	1,290	63

		732
Consumer Staples — 0.6%
Anheuser-Busch InBev NV, ADR (Belgium)	804	49
Hengan International Group (China)	3,842	33
Jeronimo Martins SGPS SA (Portugal)	3,904	73
Koninklijke Ahold NV (Netherlands)	3,133	45
L’Oreal SA (France)	400	50
Nestle SA (Switzerland)	2,928	188
Reckitt Benckiser Group PLC (United Kingdom)	1,018	58
Tesco PLC (United Kingdom)	8,441	58

		554
Energy — 1.5%
Bankers Petroleum (Canada)*#	7,618	63
BG Group PLC (United Kingdom)	6,476	150
GCL-Poly Energy Holdings (Hong Kong)#	131,256	70
Nabors Industries (Bermuda)*	15,124	422
Noble (Switzerland)	8,465	354
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	555	54
Tullow Oil PLC (United Kingdom)	2,473	55
Weatherford International (Switzerland)*	13,665	270

		1,438
Financials — 1.0%
Evergrande Real Estate Group (China)#	62,331	44
FirstService (Canada)*	4,320	160
Hargreaves Lansdown PLC (United Kingdom)*	4,300	45
HSBC Holdings PLC, ADR (United Kingdom)	1,050	55
IRF European Finance Investments (United Kingdom)* (A) (B)	31,579	24
Montpelier Re Holdings (Bermuda) (Bermuda)	5,120	96
PartnerRe (Bermuda)	3,960	296
PDG Realty SA Empreendimentos e Participacoes (Brazil)	6,082	38

See Notes to Financial Statements.

56

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Financials — continued
Ratos AB, Cl B (Sweden)	2,000	$41
Schroders PLC (United Kingdom)	2,650	71
Standard Chartered PLC (United Kingdom)	2,606	70

		940
Healthcare — 1.1%
Abcam PLC (United Kingdom)	7,195	50
Cochlear (Australia)	768	66
Covidien PLC (Ireland) (Ireland)	5,370	295
DiaSorin SpA (Italy)	1,595	77
Elekta AB (Sweden)	869	38
Genomma Lab Internacional SA de CV (Mexico)*	14,006	36
Novo Nordisk A/S, ADR (Denmark)	973	123
Shire PLC, ADR (Ireland)	2,989	286
Teva Pharmaceutical Industries, ADR (Israel)	1,556	79

		1,050
Industrials — 1.0%
ABB, ADR (Switzerland)	2,558	69
FANUC (Japan)	704	109
Hexagon AB, Cl B (Sweden)	2,400	65
Komatsu (Japan)	2,300	69
Metso OYJ (Finland)	837	48
Meyer Burger Technology AG (Switzerland)*#	750	34
Michael Page International PLC (United Kingdom)	4,727	42
Midas Holdings (Singapore)	51,370	28
Nabtesco (Japan)	2,000	45
Rational AG (Germany)	136	35
Ritchie Bros Auctioneers (Canada)	5,590	155
Schneider Electric SA (France)	350	58
SMC (Japan)	200	32
Weir Group PLC (United Kingdom)	2,151	71
Zhuzhou CSR Times Electric (China)	15,833	54

		914
Information Technology — 1.2%
ARM Holdings PLC, ADR (United Kingdom)	3,817	109
Axis Communications AB (Sweden)	1,997	48
Canon, ADR (Japan)	1,317	63
Check Point Software (Israel)*	736	40
Dassault Systemes SA (France)	550	47
Epistar (Taiwan)*	11,000	37
Gree (Japan)	4,450	99
Kakaku.com (Japan)	11	69
Open Text (Canada)*	3,070	200
Opera Software ASA (Norway)#	2,002	13
SAP AG, ADR (Germany)	1,682	105
Temenos Group AG (Switzerland)*	2,709	96
Tencent Holdings (China)	3,791	109
Wirecard AG (Germany)	3,815	68

		1,103
Materials — 0.7%
Antofagasta PLC (United Kingdom)	3,208	70
China Resources Cement Holdings (Hong Kong)	47,518	47
Eldorado Gold (Canada)	2,821	45
Kuraray (Japan)	5,081	77
Mitsubishi (Japan)	1,633	41
Northgate Minerals (Canada)*	35,110	102
Rio Tinto PLC, ADR (United Kingdom)	2,105	148

	Number of Shares	Value (000)
Syngenta AG, ADR (Switzerland)	1,878	$130
Vale SA, ADR (Brazil)	1,825	59

		719
Telecommunication Services — 0.0%
Telenor ASA (Norway)#	2,948	50

		50
Utilities — 0.1%
Red Electrica SA (Spain)	1,139	69

		69
Total Foreign Common Stocks
(Cost $6,281)		7,569
EXCHANGE TRADED FUNDS — 10.3%
iShares MSCI EAFE Value Index	96,958	5,251
iShares MSCI Emerging Markets Index Fund	57,711	2,802
SPDR S&P 500 ETF Trust	12,000	1,619
Total Exchange Traded Funds
(Cost $10,545)		9,672
FOREIGN EQUITY CERTIFICATE — 0.0%
Financials — 0.0%
Yes Bank, (India), Issued by J.P. Morgan Structured Products B.V., Expires 09/21/15*	3,530	23
Total Foreign Equity Certificate
(Cost $26)		23

	Par (000)
ASSET BACKED SECURITIES — 2.9%
Automotive — 1.3%
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	$215	217
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	183	186
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	195	196
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	295	299
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	295	298

		1,196
Credit Cards — 0.3%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	330	338
Utilities — 1.3%
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	126	129

See Notes to Financial Statements.

57

PNC Balanced Allocation Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 2.9%
Utilities — continued
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	$505	$539
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	470	561

		1,229
Total Asset Backed Securities
(Cost $2,626)		2,763
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	700	755

Total Collateralized Mortgage Obligations
(Cost $672)		755
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD5, Cl A2
5.655%, 11/15/44	93	95
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	76	78
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	545	598
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	376	393

Total Commercial Mortgage-Backed Securities
(Cost $1,090)		1,164
CORPORATE BONDS — 10.6%
Automotive — 0.1%
BorgWarner
4.625%, 09/15/20	70	72
Johnson Controls
5.700%, 03/01/41	55	58

		130
Cable — 0.6%
Comcast
5.700%, 05/15/18	70	78
DIRECTV Holdings LLC
4.600%, 02/15/21	150	152
Historic TW
6.625%, 05/15/29	65	72
NBCUniversal Media LLC
5.150%, 04/30/20 144A	110	117
News America
6.650%, 11/15/37	75	82
News America Holdings
8.450%, 08/01/34	25	32

		533
Consumer Discretionary — 0.1%
Hasbro
6.300%, 09/15/17	95	108

	Par (000)	Value (000)
Energy — 1.0%
Anadarko Petroleum
8.700%, 03/15/19	$75	$97
BP Capital Markets PLC
3.625%, 05/08/14	70	74
EQT
8.125%, 06/01/19	30	37
Hess
5.600%, 02/15/41	70	70
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	110	125
Nexen
5.875%, 03/10/35	110	108
ONEOK Partners LP
6.125%, 02/01/41	75	79
Petrobras International Finance
3.875%, 01/27/16	85	87
Suncor Energy
6.100%, 06/01/18	85	98
Weatherford International
5.125%, 09/15/20	70	72
Williams Partners LP
4.125%, 11/15/20	75	74

		921
Financials — 3.6%
American Express
7.000%, 03/19/18	55	66
Ameriprise Financial
7.300%, 06/28/19	90	110
Bank of America
6.500%, 08/01/16	40	45
Bank of America (MTN)
5.650%, 05/01/18	200	214
Bank of Montreal (MTN)
0.743%, 04/29/14 (C)	150	150
Bank of Nova Scotia
4.375%, 01/13/21	90	93
Barclays Bank PLC
6.750%, 05/22/19	125	144
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	78	78
Capital One Bank USA NA
6.500%, 06/13/13	75	82
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	90	102
Citigroup
6.010%, 01/15/15	90	100
4.875%, 05/07/15	75	79
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands
2.125%, 10/13/15	90	89
Credit Suisse AG
5.400%, 01/14/20	110	115
First Niagara Financial Group
6.750%, 03/19/20	80	89
General Electric Capital
2.950%, 05/09/16	170	171
4.625%, 01/07/21	50	51
5.300%, 02/11/21	35	37
Goldman Sachs Group
5.950%, 01/18/18	225	244

See Notes to Financial Statements.

58

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	$25	$26
HSBC Bank USA
4.625%, 04/01/14	135	145
International Lease Finance
6.500%, 09/01/14 144A	50	54
JPMorgan Chase
6.125%, 06/27/17	150	169
6.000%, 01/15/18	35	40
4.625%, 05/10/21	90	90
Mellon Funding
5.500%, 11/15/18	165	185
Merrill Lynch (MTN)
6.875%, 04/25/18	20	23
Morgan Stanley
4.000%, 07/24/15	125	129
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	100	100
Wachovia Capital Trust III
5.570%, 03/29/49 (C)	110	102
Westpac Banking
3.000%, 08/04/15	60	61

		3,183
Food, Beverage & Tobacco — 0.3%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 144A	125	160
Kraft Foods
5.375%, 02/10/20	85	93

		253
Healthcare — 0.1%
Abbott Laboratories
5.125%, 04/01/19	100	111
Industrials — 0.4%
Caterpillar
5.200%, 05/27/41	50	50
CRH America
4.125%, 01/15/16	75	78
L-3 Communications
4.950%, 02/15/21	70	73
Lockheed Martin
4.250%, 11/15/19	5	5
Republic Services
5.700%, 05/15/41	75	76
Thermo Fisher Scientific
3.200%, 05/01/15	100	104

		386
Insurance — 0.8%
AON
3.500%, 09/30/15	65	67
Berkshire Hathaway Finance
4.250%, 01/15/21	150	155
Hartford Financial Services Group
6.300%, 03/15/18	50	55
MetLife
7.717%, 02/15/19	40	49
6.400%, 12/15/36	65	65

	Par (000)	Value (000)
Principal Financial Group
8.875%, 05/15/19	$125	$162
Prudential Financial (MTN)
7.375%, 06/15/19	80	96
Reinsurance Group of America
6.450%, 11/15/19	95	106

		755
Materials — 0.4%
ArcelorMittal
7.000%, 10/15/39	80	83
Dow Chemical
8.550%, 05/15/19	75	98
International Paper
7.500%, 08/15/21	70	84
Vale Overseas
4.625%, 09/15/20	65	65

		330
Real Estate Investment Trusts — 0.6%
AMB Property LP
4.500%, 08/15/17	15	15
6.625%, 12/01/19	75	84
CommonWealth REIT
5.875%, 09/15/20	70	74
Digital Realty Trust LP
4.500%, 07/15/15	100	104
Health Care REIT
5.250%, 01/15/22	90	91
Realty Income
6.750%, 08/15/19	100	117
WEA Finance LLC
4.625%, 05/10/21 144A	35	35

		520
Retail — 0.5%
AutoZone
4.000%, 11/15/20	80	77
Home Depot
5.875%, 12/16/36	85	89
Kroger
6.400%, 08/15/17	130	154
Safeway
3.950%, 08/15/20	50	49
Wal-Mart Stores
5.250%, 09/01/35	75	76
5.625%, 04/01/40	50	52

		497
Technology — 0.3%
KLA-Tencor
6.900%, 05/01/18	100	115
Oracle
6.125%, 07/08/39	75	85
Xerox
6.400%, 03/15/16	105	121

		321
Telecommunications — 0.6%
AT&T
6.300%, 01/15/38	155	166

See Notes to Financial Statements.

59

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
GTE
6.940%, 04/15/28	$200	$234
Telefonica Emisiones SAU
3.992%, 02/16/16	115	118
Viacom
3.500%, 04/01/17	80	81

		599
Transportation — 0.1%
Burlington Northern Santa Fe
5.750%, 03/15/18	5	6
Ryder System (MTN)
3.150%, 03/02/15	75	77

		83
U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 0.1%
Goldman Sachs Group (TLGP) (FDIC)
3.250%, 06/15/12	225	232
Wells Fargo (TLGP) (FDIC)
0.530%, 06/15/12 (C)	135	135

		367
Utilities — 1.0%
Appalachian Power
4.950%, 02/01/15	165	178
Bruce Mansfield Unit
6.850%, 06/01/34	98	106
Dominion Resources
6.400%, 06/15/18	100	117
Exelon Generation LLC
5.750%, 10/01/41	95	93
Midamerican Energy Holdings
6.125%, 04/01/36	75	83
Nisource Finance
6.400%, 03/15/18	85	98
Progress Energy
7.050%, 03/15/19	65	79
Puget Sound Energy
5.757%, 10/01/39	100	106
Toledo Edison
7.250%, 05/01/20	60	72
Xcel Energy
4.700%, 05/15/20	5	5

		937
Total Corporate Bonds (Cost $9,450)		10,034
MUNICIPAL BONDS — 0.2%
Ohio — 0.1%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	100	97
Texas — 0.1%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	55	58

Total Municipal Bonds (Cost $153)		155

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 8.2%
Federal National Mortgage Association — 7.3%
7.000%, 06/01/31	$6	$7
7.000%, 01/01/33	11	13
7.000%, 10/01/33	6	7
6.000%, 09/01/36	566	626
5.500%, 02/01/32	61	66
5.500%, 07/01/33	11	12
5.500%, 12/01/33	133	145
5.500%, 05/01/35	93	101
5.500%, 12/01/36	598	650
5.500%, 09/01/37	260	282
5.500%, 08/01/38	383	416
5.000%, 07/01/20	21	23
5.000%, 09/01/33	26	28
5.000%, 11/01/33	282	302
5.000%, 08/01/35	24	25
5.000%, 11/01/35	239	255
5.000%, 12/01/35	214	229
5.000%, 03/01/40	508	543
5.000%, 08/01/40	401	428
4.500%, 10/01/20	236	252
4.500%, 03/01/21	186	199
4.500%, 09/01/35	257	269
4.500%, 06/01/40	800	834
4.500%, 01/01/41	589	613
4.000%, 01/01/41	247	250
4.000%, 02/01/41	297	300

		6,875
Government National Mortgage Association — 0.9%
6.500%, 09/15/28	7	8
6.500%, 07/15/32	14	16
6.000%, 08/15/32	8	9
6.000%, 02/15/33	47	53
5.000%, 06/15/39	458	498
4.500%, 08/15/39	245	261

		845
Total U.S. Government Agency Mortgage-Backed Obligations (Cost $7,341)		7,720
U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds — 0.7%
4.500%, 02/15/36	670	710
U.S. Treasury Notes — 6.0%
3.000%, 09/30/16	5	5
2.625%, 08/15/20	115	112
2.250%, 01/31/15	200	208
1.375%, 04/15/12	1,010	1,020
1.250%, 10/31/15	70	70
1.125%, 12/15/11	375	377
1.000%, 07/31/11	1,710	1,712
1.000%, 08/31/11	860	862
1.000%, 10/31/11	1,285	1,290

		5,656
Total U.S. Treasury Obligations (Cost $6,385)		6,366

See Notes to Financial Statements.

60

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 4.0%
PNC Advantage Institutional Money Market Fund, Institutional Class† (D)	3,749,283	$3,749
Total Affiliated Money Market Fund (Cost $3,749)		3,749

Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 99.9% (Cost $87,432)		94,249
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.3%
Affiliated Money Market Fund — 0.3%
Institutional Money Market Trust†	258,425	258
Total Short Term Investments Purchased With Collateral From
Securities Loaned (Cost $258)‡		258
TOTAL INVESTMENTS — 100.2% (Cost $87,690)**		94,507
Other Assets & Liabilities – (0.2)%		(218)
TOTAL NET ASSETS — 100.0%		$94,289

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $88,052.

Gross unrealized appreciation (000)	$10,058
Gross unrealized depreciation (000)	(3,603)

Net unrealized appreciation (000)	$6,455

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 246 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total value of illiquid securities is $24 (000) and represents 0.0% of net assets as of May 31, 2011.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
(D)	All or a portion of the security was held as collateral for open futures contracts.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $492 (000) and represents 0.5% of net assets as of May 31, 2011.

Futures Contracts:
Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ Depreciation (000)
DAX Index Future	1	$233	06/20/11	$22
Nikkei 225®	1	127	06/10/11	(9)

		$360		$13

Cash in the amount of $27,052 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $395,813 have been segregated by the Fund.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

61

PNC Balanced Allocation Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$ 3,749	$ –	$ –	$ 3,749
Asset-Backed Securities	–	2,763	–	2,763
Collateralized Mortgage Obligations	–	755	–	755
Commercial Mortgage-Backed Securities	–	1,164	–	1,164
Corporate Bonds	–	10,034	–	10,034
Common Stocks	44,218	–	–	44,218
Exchange Traded Funds	9,672	–	–	9,672
Foreign Common Stocks	4,217	3,328	24	7,569
Foreign Equity Certificate	–	23	–	23
Municipal Bonds	–	155	–	155
Preferred Stocks	61	–	–	61
Short Term Investments Purchased With Collateral From Securities Loaned	–	258	–	258
U.S. Government Agency
Mortgage-Backed Obligations	–	7,720	–	7,720
U.S. Treasury Obligations	–	6,366	–	6,366

Total Assets – Investments in Securities	$61,917	$32,566	$24	$94,507

Other Financial Instruments
Futures Contracts	$ 13	$ –	$ –	$ 13

Total Assets - Other Financial Instruments	$ 13	$ –	$ –	$ 13

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value: Foreign

Foreign Common Stock
Balance, 05/31/10	$ 41
Accrued discounts/premiums	–
Realized gain (loss)(1)	–
Change in unrealized appreciation (depreciation)(2)	(17)
Purchases	–
Sales	–
Transfers in and/or out of Level 3	–
Paydowns	–

Balance, 05/31/11	$ 24

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.
(2)	Change in unrealized appreciation (depreciation) for Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

62

PNC International Equity Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 86.9%
Consumer Discretionary — 11.2%
Accor SA (France)#	5,604	$257
Adidas AG (Germany)	7,698	581
ASOS PLC (United Kingdom)*#	52,963	2,064
Barratt Developments PLC (United Kingdom)*	2,319,446	4,342
Bellway PLC (United Kingdom)	288,027	3,525
Burberry Group PLC (United Kingdom)	44,450	968
China ZhengTong Auto Services Holdings (China)*	1,031,500	1,190
Christian Dior SA (France)	16,500	2,553
Compass Group PLC (United Kingdom)	200,976	1,958
Daimler AG (Germany)	7,938	563
Domino’s Pizza UK & IRL PLC (United Kingdom)	147,975	971
Duni AB (Sweden)	305,700	2,939
ElringKlinger AG (Germany)#	28,357	984
Esprit Holdings (Hong Kong)	121,605	458
Hyundai Motor (South Korea)*	650	153
Intime Department Store Group (China)	951,087	1,689
Li & Fung (Hong Kong)	576,198	1,280
LVMH Moet Hennessy Louis Vuitton SA (France)	14,209	2,479
Nitori Holdings (Japan)	20,789	1,813
Nokian Renkaat OYJ (Finland)	37,302	1,823
Persimmon PLC (United Kingdom)	428,250	3,371
Suzuki Motor (Japan)#	57,000	1,262
Taylor Wimpey PLC (United Kingdom)*	5,330,465	3,242
Toyota Motor (Japan)	14,000	585
Volkswagen AG (Germany)	5,994	1,068

		42,118
Consumer Staples — 8.7%
Anheuser-Busch InBev NV, ADR (Belgium)#	22,167	1,341
Asahi Breweries (Japan)	153,600	3,002
Diageo PLC (United Kingdom)	42,567	907
Greencore Group PLC (Ireland)	1,652,977	2,664
Hengan International Group (China)	116,965	1,009
Jeronimo Martins SGPS SA (Portugal)#	109,599	2,055
Koninklijke Ahold NV (Netherlands)	103,461	1,478
L’Oreal SA (France)	11,000	1,388
Meiji Holdings (Japan)	69,334	2,947
Metro AG (Germany)	14,836	991
Nestle SA (Switzerland)	107,244	6,895
Nichirei (Japan)	495,000	2,105
Reckitt Benckiser Group PLC (United Kingdom)	45,860	2,598
Tesco PLC (United Kingdom)	316,573	2,188
Unicharm (Japan)	21,300	863
Unilever NV (Netherlands)	11,399	373

		32,804
Energy — 5.5%
Bankers Petroleum (Canada)*#	199,604	1,642
BG Group PLC (United Kingdom)	199,910	4,642
Canadian Natural Resources (Canada)	14,145	616
ENI SpA (Italy)#	10,134	243
Etablissements Maurel et Prom (France)*	46,800	1,134
GCL-Poly Energy Holdings (Hong Kong)#	3,620,068	1,943
Paladin Energy (Australia)*#	119,422	404
Petroleo Brasileiro SA, ADR (Brazil)#	23,165	724
Royal Dutch Shell PLC, Cl A (Netherlands)	50,820	1,838
Sasol (South Africa)	6,000	320
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,360	1,480

	Number of Shares	Value (000)
Suncor Energy (Canada)	17,250	$720
Thai Oil PCL (Thailand)	1,059,850	2,825
Total SA (France)#	8,602	497
Tullow Oil PLC (United Kingdom)	66,659	1,483

		20,511
Financials — 13.7%
AIA Group (Hong Kong)*	191,499	677
Anglo Irish Bank PLC (Ireland) (A) (B) (C)	435,474	–
AXA SA (France)	52,196	1,119
Banco Santander Brasil SA (Brazil)	35,400	402
Banco Santander SA (Spain)	85,350	1,017
Bank of China (China)	803,994	446
Bank of Yokohama (Japan)	108,993	529
Barclays PLC (United Kingdom)	400	2
BNP Paribas (France)	25,761	2,019
Credit Suisse Group AG (Switzerland)	20,188	868
Deutsche Boerse AG (Germany)	7,186	568
DnB NOR ASA (Norway)	270,244	4,077
Evergrande Real Estate Group (China)#	1,636,669	1,154
Guangdong Investment (Hong Kong)	150,000	76
Hannover Rueckversicherung AG (Germany)	65,500	3,480
Hargreaves Lansdown PLC (United Kingdom)*	111,000	1,157
HSBC Holdings PLC (United Kingdom)	174,781	1,827
HSBC Holdings PLC, ADR (United Kingdom)	27,500	1,440
ICICI Bank, ADR (India)*#	8,471	404
ING Groep NV (Netherlands)*	39,817	483
Investor AB, Cl B (Sweden)	158,745	3,811
IRF European Finance Investments (United Kingdom)* (B) (C)	284,500	213
KBC Groep NV (Belgium)	61,800	2,623
Lloyds Banking Group PLC (United Kingdom)*	2,694,791	2,309
Mitsubishi Estate (Japan)	20,500	366
Muenchener Rueckversicherungs AG (Germany)	20,700	3,182
Nomura Holdings (Japan)	93,869	471
PDG Realty SA Empreendimentos e Participacoes (Brazil)	165,662	1,027
Prudential PLC (United Kingdom)	95,901	1,167
Ratos AB, Cl B (Sweden)	54,800	1,119
Schroders PLC (United Kingdom)	69,000	1,864
Sony Financial Holdings (Japan)	33,900	618
Standard Chartered PLC (United Kingdom)	71,838	1,929
State Bank of India, GDR (India)	19,400	1,979
Sumitomo Realty & Development (Japan)	26,000	555
Svenska Handelsbanken AB, Cl A (Sweden)	120,200	4,048
UniCredit SpA (Italy)#	410,889	937
United Overseas Bank (Singapore)	40,000	631
Wharf Holdings (Hong Kong)	61,994	457
Zurich Financial Services AG (Switzerland)	1,776	476

		51,527
Healthcare — 5.3%
Abcam PLC (United Kingdom)	187,257	1,309
Bayer AG (Germany)	7,246	595
Cie Generale d’Optique Essilor International SA (France)	12,992	1,054
Cochlear (Australia)	20,347	1,735
DiaSorin SpA (Italy)	39,010	1,885
Elekta AB (Sweden)	23,144	1,007
Fresenius SE & Co KGaA (Germany)	7,659	805
Genomma Lab Internacional SAB de CV (Mexico)*#	395,232	1,019

See Notes to Financial Statements.

63

PNC International Equity Fund

SCHEDULE  OF  INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Novartis AG (Switzerland)	39,919	$2,576
Novo Nordisk A/S, ADR (Denmark)	27,092	3,414
Shire PLC, ADR (Ireland)	16,746	1,601
Teva Pharmaceutical Industries, ADR (Israel)#	39,938	2,033
Transgene SA (France)*	48,205	903

		19,936
Industrials — 13.5%
ABB, ADR (Switzerland)#	72,021	1,937
Aggreko PLC (United Kingdom)*	6,687	206
AP Moller - Maersk A/S (Denmark)	46	445
BBA Aviation PLC (United Kingdom)	283,366	1,023
Brambles (Australia)	62,825	495
Camillo Eitzen & Co ASA (Norway)*	167,583	212
Capita Group PLC (United Kingdom)	27,062	328
CSR (China)	40,019	40
Daikin Industries (Japan)#	14,000	468
Demag Cranes AG (Germany)	31,639	2,082
European Aeronautic Defence and Space NV (Netherlands)*	20,089	663
FANUC (Japan)#	23,935	3,694
G4S PLC (Copenhagen Exchange) (United Kingdom)	14,850	70
G4S PLC (London Exchange) (United Kingdom)	50,725	239
Hexagon AB, Cl B (Sweden)	68,000	1,845
Hutchison Whampoa (Hong Kong)	66,090	766
Iino Kaiun Kaisha (Japan)	422,000	1,888
International Consolidated Airlines Group (United Kingdom)*	60,067	234
Komatsu (Japan)	59,500	1,787
Kone OYJ, Cl B (Finland)	5,600	354
Konecranes OYJ (Finland)	19,000	786
Koninklijke Philips Electronics NV (Netherlands)	36,716	1,022
Larsen & Toubro (India)	6,273	228
Metso OYJ (Finland)	23,080	1,334
Meyer Burger Technology AG (Switzerland)*#	20,000	898
Michael Page International PLC (United Kingdom)	123,600	1,088
Midas Holdings (Singapore)#	1,482,071	805
Nabtesco (Japan)	54,500	1,237
Nippon Yusen KK (Japan)	740,000	2,798
Rational AG (Germany)	3,768	979
Safran SA (France)#	25,748	1,049
Schneider Electric SA (France)	13,054	2,159
Siemens AG (Germany)	13,872	1,861
SMC (Japan)	7,300	1,175
Tognum AG (Germany)	129,200	4,795
Trevi Finanziaria SpA (Italy)#	205,805	3,122
Vinci SA (France)	11,388	737
Weir Group PLC (United Kingdom)	59,528	1,959
YIT OYJ (Finland)	91,799	2,492
Zhuzhou CSR Times Electric (China)	411,936	1,407

		50,707
Information Technology — 10.1%
ARM Holdings PLC, ADR (United Kingdom)	105,274	3,006
Autonomy Corp PLC (United Kingdom)*	18,799	557
Axis Communications AB (Sweden)	66,866	1,609
Baidu.Com, ADR (China)*	5,723	777
Canon, ADR (Japan)#	38,443	1,844
Cap Gemini SA (France)	11,539	660

	Number of Shares	Value (000)
Check Point Software (Israel)*	19,459	$1,069
Dassault Systemes SA (France)	14,450	1,232
Epistar (Taiwan)*	288,000	958
Gree (Japan)	114,630	2,541
Kakaku.com (Japan)	253	1,593
Opera Software ASA (Norway)#	55,169	370
Samsung Electronics (South Korea)	5,400	4,527
SAP AG (Germany)#	10,081	627
SAP AG, ADR (Germany)#	45,700	2,841
Taiwan Semiconductor Manufacturing, ADR (Taiwan)	161,243	2,203
Telefonaktiebolaget LM Ericsson (Sweden)	44,709	663
Temenos Group AG (Switzerland)*	75,707	2,670
Tencent Holdings (China)	111,368	3,209
Wincor Nixdorf AG (Germany)#	44,850	3,115
Wirecard AG (Germany)	106,101	1,892

		37,963
Materials — 13.6%
Antofagasta PLC (United Kingdom)	83,996	1,846
BASF SE (Germany)	44,300	4,108
BHP Billiton PLC (United Kingdom)#	39,554	1,569
BHP Billiton, ADR (Australia)	200	19
China Resources Cement Holdings (Hong Kong)	1,240,661	1,225
CRH PLC (Ireland)	100,879	2,209
Eldorado Gold (Canada)	77,808	1,236
Imerys SA (France)	26,535	1,946
Kinross Gold (Canada)	29,253	460
Kuraray (Japan)	141,771	2,145
Linde AG (Germany)	8,887	1,506
Lynas (Australia)*	304,186	773
Methanex (Canada)	34,400	1,097
Metorex (South Africa)*	1,225,612	1,289
Mitsubishi (Japan)	77,845	1,979
Potash of Saskatchewan (Canada)#	23,356	1,317
Rio Tinto PLC (United Kingdom)	26,783	1,866
Rio Tinto PLC, ADR (United Kingdom)#	57,630	4,041
Showa Denko KK (Japan)	1,579,000	3,227
Smurfit Kappa Group PLC (Ireland)*	342,700	4,257
Solvay SA (Belgium)	24,050	3,600
Symrise AG (Germany)	73,913	2,313
Syngenta AG (Switzerland)	3,180	1,099
Syngenta AG, ADR (Switzerland)#	49,258	3,401
ThyssenKrupp AG (Germany)	11,780	561
Vale SA, ADR (Brazil)	71,728	2,243

		51,332
Telecommunication Services — 3.8%
America Movil SAB de CV, ADR (Mexico)	9,814	517
Deutsche Telekom AG (Germany)	197,200	2,932
France Telecom SA (France)	14,280	327
KDDI (Japan)	419	3,005
Mobile Telesystems OJSC, ADR (Russia)	15,389	312
MTN Group (South Africa)	17,849	380
SK Telecom (South Korea)	20,200	2,974
Softbank (Japan)	28,000	1,088
Telefonica SA (Spain)	28,844	702
Telenor ASA (Norway)#	81,800	1,386
Vodafone Group PLC (United Kingdom)	288,334	802

		14,425

See Notes to Financial Statements.

64

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Utilities — 1.5%
Kansai Electric Power (Japan)	115,700	$1,971
National Grid PLC (United Kingdom)	99,921	1,032
Red Electrica SA (Spain)	31,620	1,916
Veolia Environnement (France)#	22,521	685

		5,604
Total Foreign Common Stocks (Cost $309,297)		326,927
EXCHANGE TRADED FUND — 0.3%
iShares MSCI EAFE Index Fund#	19,355	1,201

Total Exchange Traded Fund (Cost $1,175)		1,201
FOREIGN EQUITY CERTIFICATE — 0.2%
Financials — 0.2%
Yes Bank, (India), Issued by J.P. Morgan Structured Products B.V., Expires 09/21/15*	93,992	624
Total Foreign Equity Certificate (Cost $698)		624
AFFILIATED MONEY MARKET FUND — 8.2%
PNC Advantage Institutional Money Market Fund, Institutional Class† (D)	$30,984,833	30,985
Total Affiliated Money Market Fund (Cost $30,985)		30,985
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 95.6% (Cost $342,155)		359,737
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 11.5%
Affiliated Money Market Fund — 11.5%
Institutional Money Market Trust†	43,266,695	43,267
Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $43,267)‡		43,267
TOTAL INVESTMENTS — 107.1%
(Cost $385,422)**		403,004
Other Assets & Liabilities – (7.1)%		(26,592)
TOTAL NET ASSETS — 100.0%		$376,412

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $386,958.

Gross unrealized appreciation (000)	$56,569
Gross unrealized depreciation (000)	(40,523)

Net unrealized appreciation (000)	$16,046

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 39,123 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	Value is less than $500.
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $213 (000) and represents 0.1% of net assets as of May 31, 2011.
(D)	All or a portion of the security was held as collateral for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ Depreciation (000)
DAX Index Future	29	$ 6,753	06/20/11	$ 631
Nikkei 225®	27	3,427	06/10/11	(250)

		$10,180		$ 381

Cash in the amount of $769,734 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $11,199,278 have been segregated by the Fund.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

65

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$30,985	$ –	$ –	$30,985

Exchange Traded Fund	1,201	–	–	1,201

Foreign Common Stocks	66,418	260,296	213	326,927

Foreign Equity Certificate	–	624	–	624

Short Term Investments Purchased With Collateral From Securities Loaned	–	43,267	–	43,267

Total Assets – Investments in Securities	$98,604	$304,187	$213	$403,004

Other Financial Instruments
Futures Contracts	$381	$ –	$ –	$381

Total Assets - Other Financial Instruments	$381	$ –	$ –	$381

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Foreign Common Stock

Balance, 05/31/10	$ 370

Accrued discounts/premiums	–

Realized gain (loss)(1)	–

Change in unrealized appreciation (depreciation)(2)	(157)

Purchases	–

Sales	–

Transfers in and/or out of Level 3	–

Balance, 05/31/11	$ 213

(1) Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.

(2)	Change in unrealized appreciation (depreciation) for Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

66

At May 31, 2011, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks, Rights and Equity Certificates

United Kingdom	17.4%	$65,339

Japan	12.7	47,559

Germany	11.3	42,430

France	5.9	22,201

Switzerland	5.5	20,820

Sweden	4.5	17,039

China	2.9	10,921

Ireland	2.9	10,731

South Korea	2.0	7,654

Belgium	2.0	7,564

Canada	1.9	7,087

Hong Kong	1.8	6,881

Finland	1.8	6,790

Italy	1.6	6,187

Norway	1.6	6,045

Netherlands	1.6	5,856

Brazil	1.2	4,397

Denmark	1.0	3,858

Spain	1.0	3,634

Australia	0.9	3,427

India	0.9	3,236

Taiwan	0.8	3,160

Israel	0.8	3,102

Thailand	0.8	2,824

Portugal	0.5	2,055

South Africa	0.5	1,990

Mexico	0.4	1,536

Austria	0.4	1,480

Singapore	0.4	1,436

Russia	0.1	312

Total Foreign Common Stocks, Rights and Equity Certificates	87.1	327,551

Exchange Traded Fund	0.3	1,201

Affiliated Money Market Fund	8.2	30,985

Total Investments Before Collateral for Loaned Securities	95.6	359,737
Short Term Investments Held as Collateral for Loaned Securities	11.5	43,267

Total Investments	107.1	403,004

Other Assets and Liabilities	(7.1)	(26,592)

Net Assets	100.0%	$376,412

See Notes to Financial Statements.

67

PNC Large Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 99.4%
Consumer Discretionary — 11.7%
BorgWarner*	2,870	$208
Dollar Tree*	3,992	254
Limited Brands	7,820	313
Macy’s	9,800	283
Mattel	9,130	241
Tiffany	3,710	281
Viacom, Cl B	5,264	265
Walt Disney	6,450	269

		2,114

Consumer Staples — 10.4%
Coca-Cola	3,580	239
Estee Lauder, Cl A	2,720	279
Hershey	5,300	295
J.M. Smucker	3,228	256
Procter & Gamble	5,354	359
Walgreen	4,690	205
Wal-Mart Stores	4,484	247

		1,880
Energy — 11.8%
Apache	1,298	162
Baker Hughes	2,710	200
Chevron	5,290	555
ExxonMobil	7,817	653
Hess	2,090	165
National Oilwell Varco	5,530	401

		2,136

Financials — 13.7%
American Express	3,303	171
Ameriprise Financial	4,705	288
Bank of America	12,235	144
Capital One Financial	5,148	280
Chubb	3,891	255
Citigroup	5,380	221
Equity Residential REIT	3,110	192
JPMorgan Chase	9,700	419
T. Rowe Price Group	3,880	246
Wells Fargo	9,562	271

		2,487

Healthcare — 12.2%
Allergan	3,340	276
AmerisourceBergen	6,984	288
Covidien PLC (Ireland)	5,518	304
Johnson & Johnson	5,899	397
Merck	3,711	136
Pfizer	15,661	336
Shire PLC, ADR	1,711	164
UnitedHealth Group	6,220	304

		2,205

Industrials — 11.5%
Cooper Industries PLC, Cl A	4,986	313
Cummins	1,829	192
Deere	2,700	232
Dover	4,310	290
Eaton	4,500	233
General Electric	13,124	258
Union Pacific	2,655	279

	Number of Shares	Value (000)

United Technologies	3,200	$281

		2,078

Information Technology — 19.2%
Apple*	2,204	767
eBay*	5,590	174
EMC*	11,033	314
Google, Cl A*	609	322
Hewlett-Packard	3,820	143
Intel	8,223	185
International Business Machines	2,186	369
Microsoft	14,240	356
Oracle	11,313	387
QUALCOMM	4,730	277
Texas Instruments	5,030	178

		3,472

Materials — 4.2%
Celanese, Series A	6,055	316
E.I. DuPont de Nemours	4,560	243
PPG Industries	2,214	196

		755

Telecommunication Services — 2.2%
AT&T	6,276	198
CenturyLink	4,530	196

		394

Utilities — 2.5%
Northeast Utilities	4,980	176
Wisconsin Energy	8,770	274

		450
Total Common Stocks (Cost $14,661)		17,971

EXCHANGE TRADED FUND — 0.5%
SPDR S&P 500 ETF Trust	611	82
Total Exchange Traded Fund (Cost $82)		82

AFFILIATED MONEY MARKET FUND — 0.2%
PNC Advantage Institutional Money Market Fund, Institutional Class†	36,717	37
Total Affiliated Money Market Fund (Cost $37)		37

TOTAL INVESTMENTS — 100.1% (Cost $14,780)**		18,090
Other Assets & Liabilities – (0.1)%		(15)
TOTAL NET ASSETS — 100.0%		$18,075

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $14,833.

Gross unrealized appreciation (000)	$3,475
Gross unrealized depreciation (000)	(218)

Net unrealized appreciation (000)	$3,257

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

68

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$37	$–	$–	$37
Common Stocks	17,971	–	–	17,971
Exchange Traded Fund	82	–	–	82

Total Assets – Investments in Securities	$18,090	$–	$–	$18,090

See Notes to Financial Statements.

69

PNC Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 98.1%
Consumer Discretionary — 15.8%
BorgWarner*	14,080	$1,021
Chipotle Mexican Grill*	3,390	980
Fossil*	10,670	1,129
Home Depot	25,930	941
Limited Brands	29,720	1,187
Macy’s	35,940	1,038
McDonald’s	20,442	1,667
O’Reilly Automotive*	21,260	1,278
Phillips-Van Heusen	15,200	1,003
Polaris Industries	8,700	960
Tiffany	14,091	1,066
Viacom, Cl B	33,330	1,680
Wyndham Worldwide	34,100	1,187

		15,137

Consumer Staples — 8.5%
Coca-Cola	29,236	1,953
Estee Lauder, Cl A	11,840	1,214
Hershey	27,840	1,552
Philip Morris International	29,852	2,142
Walgreen	29,110	1,270

		8,131

Energy — 10.4%
Apache	8,890	1,108
Baker Hughes	22,470	1,661
ExxonMobil	59,466	4,964
Hess	12,570	993
National Oilwell Varco	17,700	1,285

		10,011

Financials — 3.2%
American Express	19,210	991
Ameriprise Financial	18,290	1,120
Public Storage REIT	7,800	923

		3,034

Healthcare — 10.6%
AmerisourceBergen	31,241	1,288
Celgene*	17,669	1,076
Covidien PLC (Ireland)	26,790	1,473
Gilead Sciences*	30,910	1,290
Johnson & Johnson	13,550	912
Quest Diagnostics	15,350	897
Shire PLC, ADR (Ireland)	11,740	1,122
UnitedHealth Group	24,160	1,183
Universal Health Services, Cl B*	16,380	892

		10,133

Industrials — 14.0%
Caterpillar	18,610	1,969
CSX	23,910	1,896
Cummins	12,317	1,296
Dover	21,240	1,428
Eaton	28,410	1,468
Joy Global	14,040	1,259
KBR	22,280	831
Pall	27,200	1,526
United Technologies	20,053	1,760

		13,433

	Number of Shares	Value (000)

Information Technology — 30.5%
Apple*	13,498	$4,695
Cisco Systems	46,079	774
Corning	66,293	1,336
eBay*	31,740	989
EMC*	52,259	1,488
Google, Cl A*	3,880	2,053
Informatica*	27,080	1,588
Intel	100,300	2,258
International Business Machines	23,651	3,995
Microsoft	115,060	2,878
NetApp*	19,590	1,073
Oracle	79,786	2,730
QUALCOMM	42,220	2,474
Visa, Cl A	10,635	862

		29,193

Materials — 5.1%
Celanese, Series A	31,911	1,662
Eastman Chemical	19,170	2,029
Mosaic	17,060	1,209

		4,900

Total Common Stocks (Cost $74,405)		93,972

AFFILIATED MONEY MARKET FUND — 1.6%
PNC Advantage Institutional Money Market Fund, Institutional Class† (A)	1,473,949	1,474

Total Affiliated Money Market Fund (Cost $1,474)		1,474

TOTAL INVESTMENTS — 99.7% (Cost $75,879)**		95,446
Other Assets & Liabilities – 0.3%		310
TOTAL NET ASSETS — 100.0%		$95,756

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $75,907.

Gross unrealized appreciation (000)	$20,405
Gross unrealized depreciation (000)	(866)

Net unrealized appreciation (000)	$19,539

†	See Note 3 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

See Notes to Financial Statements.

70

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	4	$1,341	06/17/11	$3

Cash in the amount of $90,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,473,949 have been segregated by the Fund.

    Please see Investment Abbreviations and Definitions on Page 93.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$1,474	$–	$–	$1,474

Common Stocks	93,972	–	–	93,972

Total Assets – Investments in Securities	$95,446	$–	$–	$95,446

Other Financial Instruments

Futures Contracts	$3	$–	$–	$3

Total Assets - Other Financial Instruments	$3	$–	$–	$3

See Notes to Financial Statements.

71

PNC Large Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 97.5%
Consumer Discretionary — 7.2%
Lowe’s	122,126	$2,948
Target	126,208	6,251
Time Warner Cable	48,983	3,783

		12,982

Consumer Staples — 16.2%
CVS Caremark	160,027	6,191
Energizer Holdings*	65,189	5,023
General Mills	73,955	2,941
J.M. Smucker	14,658	1,162
Kimberly-Clark	25,068	1,712
Kroger	82,802	2,055
Procter & Gamble	91,799	6,151
Wal-Mart Stores	72,684	4,014

		29,249

Energy — 11.2%
Apache	32,503	4,050
Chevron	59,623	6,255
Nabors Industries (Bermuda)*	144,137	4,020
Noble (Switzerland)	80,652	3,377
Weatherford International (Switzerland)*	127,725	2,525

		20,227

Financials — 18.2%
Allstate	98,109	3,079
Chubb	63,491	4,164
Discover Financial Services	39,745	948
Goldman Sachs Group	11,620	1,635
JPMorgan Chase	115,169	4,980
Lincoln National	130,933	3,843
Morgan Stanley	79,776	1,927
Northern Trust	69,287	3,380
PartnerRe (Bermuda)	37,822	2,831
Travelers	62,288	3,867
Wells Fargo	75,870	2,152

		32,806

Healthcare — 15.4%
Johnson & Johnson	108,749	7,318
Merck	223,266	8,205
Pfizer	425,333	9,124
UnitedHealth Group	65,488	3,205

		27,852

Industrials — 13.0%
Avery Dennison	46,481	1,968
Babcock & Wilcox*	115,289	3,234
General Dynamics	67,995	5,047
General Electric	358,182	7,035
Illinois Tool Works	48,712	2,792
Oshkosh*	125,940	3,488

		23,564

Information Technology — 7.2%
Cisco Systems	372,080	6,251
Mastercard, Cl A	11,651	3,344
Microsoft	113,124	2,829
Visa, Cl A	7,694	624

		13,048

	Number of Shares	Value (000)
Telecommunication Services — 2.9%
AT&T	165,424	$5,221

Utilities — 6.2%
Edison International	49,708	1,957
Exelon	103,310	4,324
NextEra Energy	53,278	3,087
NRG Energy*	76,819	1,902

		11,270

Total Common Stocks (Cost $171,854)		176,219

AFFILIATED MONEY MARKET FUND — 2.3%
PNC Advantage Institutional Money Market Fund, Institutional Class†	4,254,496	4,254

Total Affiliated Money Market Fund (Cost $4,254)		4,254

TOTAL INVESTMENTS — 99.8% (Cost $176,108)**		180,473
Other Assets & Liabilities – 0.2%		317
TOTAL NET ASSETS — 100.0%		$180,790

*	Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $176,491.

Gross unrealized appreciation (000)	$17,671
Gross unrealized depreciation (000)	(13,689)

Net unrealized appreciation (000)	$3,982

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

72

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$4,254	$–	$–	$4,254

Common Stocks	176,219	–	–	176,219

Total Assets – Investments in Securities	$180,473	$–	$–	$180,473

See Notes to Financial Statements.

73

PNC Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 98.8%
Consumer Discretionary — 7.0%
Abercrombie & Fitch, Cl A	13,425	$1,017
Apollo Group, Cl A*	32,840	1,350
Best Buy	31,235	992
Skechers U.S.A.*	203,626	3,560
WMS Industries*	28,457	895

		7,814
Consumer Staples — 16.1%
Energizer Holdings*	43,265	3,334
Hormel Foods	46,445	1,362
J.M. Smucker	36,571	2,899
Kroger	74,411	1,847
Molson Coors Brewing, Cl B	85,060	3,968
Safeway	185,901	4,592

		18,002
Energy — 9.5%
Diamond Offshore Drilling	35,246	2,596
Noble	97,818	4,096
Penn Virginia	144,570	2,109
Rowan*	47,341	1,877

		10,678
Financials — 27.3%
Assurant	66,399	2,456
Chubb	40,653	2,667
Cincinnati Financial	28,567	868
Everest Re Group (Bermuda)	52,177	4,642
Investment Technology Group*	267,926	4,056
Loews	34,072	1,432
Northern Trust	79,090	3,859
PartnerRe (Bermuda)	44,770	3,351
People’s United Financial	64,189	857
Reinsurance Group of America	63,722	4,048
Transatlantic Holdings	52,113	2,425

		30,661
Healthcare — 7.0%
Coventry Health Care*	43,920	1,545
Mednax*	13,014	978
St. Jude Medical	48,216	2,443
Zimmer Holdings*	41,952	2,843

		7,809
Industrials — 13.1%
Babcock & Wilcox*	69,940	1,962
FTI Consulting*	95,790	3,656
Harsco	70,852	2,374
Oshkosh*	128,426	3,557
Southwest Airlines	43,670	517
Spirit Aerosystems Holdings*	122,413	2,681

		14,747
Information Technology — 9.9%
Ingram Micro*	254,922	4,846
Verigy (Singapore)*	133,846	1,890
Western Union	212,338	4,366

		11,102

	Number of Shares	Value (000)
Utilities — 8.9%
Edison International	116,242	$4,575
GenOn Energy*	425,533	1,698
PG&E	54,369	2,358
Xcel Energy	56,097	1,388

		10,019

Total Common Stocks (Cost $106,648)		110,832
AFFILIATED MONEY MARKET FUND — 1.5%
PNC Advantage Institutional Money Market Fund, Institutional Class†	1,631,543	1,632
Total Affiliated Money Market Fund (Cost $1,632)		1,632
TOTAL INVESTMENTS — 100.3% (Cost $108,280)**		112,464
Other Assets & Liabilities – (0.3)%		(345)
TOTAL NET ASSETS — 100.0%		$112,119

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $109,293.

Gross unrealized appreciation (000)	$12,171
Gross unrealized depreciation (000)	(9,000)

Net unrealized appreciation (000)	$3,171

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

74

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$ 1,632	$–	$–	$ 1,632
Common Stocks	110,832	–	–	110,832

Total Assets – Investments in Securities	$112,464	$–	$–	$112,464

See Notes to Financial Statements.

75

PNC Multi - Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 98.8%
Consumer Discretionary — 13.8%
AFC Enterprises*	6,823	$113
Belo, Cl A*	14,521	115
Cheesecake Factory (The)*	7,002	222
Core-Mark Holding*	2,824	101
Cracker Barrel Old Country Store	1,994	94
DSW, Cl A*#	8,670	435
Federal-Mogul*	3,397	79
Iconix Brand Group	7,416	183
Lincoln Educational Services	11,663	171
Sally Beauty Holdings*	5,595	94
Sonic Automotive, Cl A	9,406	123
Steven Madden*	1,546	86
Ulta Salon Cosmetics & Fragrance*	3,606	202
Wolverine World Wide	3,292	129

		2,147
Consumer Staples — 2.6%
Nash Finch	2,265	85
Prestige Brands Holdings*	13,180	170
SunOpta (Canada)*	10,556	82
Weis Markets*	1,485	60

		397
Energy — 6.0%
Alliance Resource Partners LP	1,326	97
CARBO Ceramics	845	127
Complete Production Services*	4,447	148
Holly	2,076	129
Hugoton Royalty Trust#	7,095	164
MarkWest Energy Partners LP	1,584	75
San Juan Basin Royalty Trust	2,931	70
SEACOR Holdings	1,212	121

		931
Financials — 20.6%
Administradora de Fondos de Pensiones Provida SA, ADR (Chile)	1,927	151
Altisource Portfolio Solutions SA (Luxembourg)*	4,500	161
American Equity Investment Life Holding	9,609	125
American Safety Insurance Holdings*	6,107	113
Ashford Hospitality Trust REIT	13,155	188
Cash America International	5,020	261
Delphi Financial Group, Cl A	3,840	112
Dime Community Bancshares	7,766	109
Encore Capital Group*	5,661	187
Equity Lifestyle Properties REIT	2,174	128
First Cash Financial Services*	4,292	179
Fulton Financial	6,432	72
Getty Realty REIT	2,418	63
Meadowbrook Insurance Group	19,578	193
Nelnet, Cl A	7,240	159
Newcastle Investment REIT*	22,376	122
Ocwen Financial*	11,117	134
Prosperity Bancshares	3,617	158
Signature Bank*	2,944	167
SVB Financial Group*	2,034	121
Symetra Financial	10,567	142
Urstadt Biddle Properties, Cl A REIT	4,731	91
World Acceptance*	946	63

		3,199

	Number of Shares	Value (000)

Healthcare — 13.9%
AMERIGROUP*	1,888	$134
Analogic	3,486	186
Atrion	413	76
Catalyst Health Solutions*	1,265	77
Chemed	1,782	121
Emdeon, Cl A*	7,407	114
Healthspring*	3,166	139
HMS Holdings*	1,670	130
Invacare	4,455	150
Kindred Healthcare*	7,629	187
Magellan Health Services*	1,613	85
Medicis Pharmaceutical, Cl A	6,730	252
Neogen*	2,174	98
Par Pharmaceutical*	5,564	191
PharMerica*	14,391	178
Universal American*	5,367	50

		2,168
Industrials — 17.0%
Alamo Group	4,864	124
Alaska Air Group*	2,097	142
Amerco*	756	68
American Science & Engineering	893	77
Applied Industrial Technologies	4,830	172
Atlas Air Worldwide Holdings*	1,647	104
China Yuchai International (Singapore)	3,218	70
EnerSys*	2,260	81
Esterline Technologies*	2,915	220
Exponent*	2,244	96
Genesee & Wyoming, Cl A*	1,596	95
Global Power Equipment Group*	4,471	126
Graco	3,251	164
HEICO	1,667	92
HUB Group, Cl A*	3,855	147
Interline Brands*	5,201	96
Kaman*	5,652	204
M&F Worldwide*	4,283	91
MasTec*	6,184	130
Seaboard	62	143
Thomas & Betts*	1,369	75
Watts Water Technologies, Cl A	3,394	119

		2,636
Information Technology — 14.3%
ACI Worldwide*	6,199	201
ADTRAN	3,239	139
AVX	11,859	186
Bottomline Technologies*	8,463	220
CACI International, Cl A*	2,444	156
Coherent*	2,970	167
ePlus*	5,708	150
FEI*	1,889	74
Forrester Research*	4,112	156
Lawson Software*	17,442	194
MIPS Technologies*	9,674	77
Netscout Systems*	6,004	139
Plantronics	2,805	102
TIBCO Software*	2,567	72
Tyler Technologies*	5,024	128
Viasat*	1,560	69

		2,230

See Notes to Financial Statements.

76

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 5.8%
Balchem	2,308	$100
Boise	10,744	91
Clearwater Paper*	1,364	94
Innospec*	4,777	162
PolyOne	5,941	90
Rockwood Holdings*	2,996	157
Silgan Holdings	4,678	210

		904
Telecommunication Services — 0.9%
Cogent Communications Group*	8,490	132
Utilities — 3.9%
El Paso Electric*	3,899	121
Nicor	3,887	214
NorthWestern	3,425	113
Vectren*	5,443	154

		602
Total Common Stocks (Cost $11,768)		15,346
EXCHANGE TRADED FUND — 0.5%
iShares Russell 2000 Index Fund	965	82
Total Exchange Traded Fund (Cost $81)		82
AFFILIATED MONEY MARKET FUND — 0.7%
PNC Advantage Institutional Money Market Fund, Institutional Class†	104,323	104
Total Affiliated Money Market Fund (Cost $104)		104
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.0% (Cost $11,953)		15,532
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.9%
Affiliated Money Market Fund — 1.9%
PNC Government Money Market Fund, Class I†	297,688	298
Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $298)‡		298
TOTAL INVESTMENTS — 101.9% (Cost $12,251)**		15,830
Other Assets & Liabilities – (1.9)%		(290)
TOTAL NET ASSETS — 100.0%		$15,540

_ _

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $12,256.

Gross unrealized appreciation (000)	$3,711
Gross unrealized depreciation (000)	(137)

Net unrealized appreciation (000)	$3,574

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 291 (000).
‡	See Note 8 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

77

PNC Multi - Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$104	$–	$–	$104

Common Stocks	15,346	–	–	15,346

Exchange Traded Fund	82	–	–	82

Short Term Investments Purchased With Collateral From Securities Loaned	298	–	–	298

Total Assets – Investments in Securities	$15,830	$–	$–	$15,830

See Notes to Financial Statements.

78

PNC Multi-Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 99.3%
Consumer Discretionary — 15.7%
Brinker International	16,417	$423
Cheesecake Factory (The)*	4,320	137
Deckers Outdoor*	3,627	331
Domino’s Pizza*	7,320	182
DSW, Cl A*#	19,188	963
Federal-Mogul*	5,895	137
Iconix Brand Group	10,198	252
Lincoln Educational Services	15,862	232
Matthews International, Cl A	6,742	264
Monro Muffler Brake	9,597	311
Movado Group	13,960	231
Polaris Industries	2,828	312
Sally Beauty Holdings*	29,517	495
Ulta Salon Cosmetics & Fragrance*	6,061	339
Wolverine World Wide	8,366	327
World Fuel Services	5,910	216

		5,152
Consumer Staples — 3.1%
BJ’s Wholesale Club*	4,727	238
Elizabeth Arden*	4,315	132
Flowers Foods	5,516	184
Nu Skin Enterprises, Cl A	5,900	231
United Natural Foods*	5,010	218

		1,003
Energy — 7.1%
Clayton Williams Energy*	4,546	341
Complete Production Services*	8,378	278
CVR Energy*	16,881	369
DCP Midstream Partners LP	7,978	323
Duncan Energy Partners LP	9,420	391
Hugoton Royalty Trust#	13,996	323
Tesco*	14,534	296

		2,321
Financials — 7.8%
Allied World Assurance Co Holdings (Bermuda)	4,703	285
Altisource Portfolio Solutions SA (Luxembourg)*	7,652	273
American Equity Investment Life Holding	17,496	227
Cash America International	3,626	189
Credit Acceptance*	4,376	350
Equity Lifestyle Properties REIT	4,402	259
First Busey	31,640	161
First Cash Financial Services*	12,608	527
World Acceptance*	4,497	300

		2,571
Healthcare — 18.6%
AMERIGROUP*	3,991	283
Assisted Living Concepts, Cl A	3,976	133
Atrion	1,651	305
Catalyst Health Solutions*	7,754	473
Cooper Companies (The)	1,904	143
Corvel*	4,589	243
Haemonetics*	5,867	397
Harvard Bioscience*	78,261	444
HMS Holdings*	4,151	324
Impax Laboratories*	7,552	203
Integra LifeSciences Holdings*	3,342	171
Medicis Pharmaceutical, Cl A	8,601	322

	Number of Shares	Value (000)

Owens & Minor	14,545	$502
Par Pharmaceutical*	4,068	140
PSS World Medical*	12,042	352
QLT (Canada)*	28,911	217
Sciclone Pharmaceuticals*	43,122	251
STERIS	4,632	167
Teleflex	5,212	324
US Physical Therapy	15,045	387
Young Innovations	10,903	312

		6,093
Industrials — 17.1%
Applied Industrial Technologies	10,918	389
Belden	7,733	278
Brady, Cl A	6,951	240
Consolidated Graphics*	4,107	227
Corporate Executive Board (The)	3,438	144
EnerSys*	12,368	443
Fly Leasing, ADR (Ireland)	17,870	244
Genesee & Wyoming, Cl A*	2,467	146
Herman Miller	13,866	348
Interface, Cl A	7,532	145
Knoll	7,430	143
Mistras Group*	20,783	362
Polypore International*	6,029	395
Raven Industries	3,320	186
Seaboard	196	453
Teledyne Technologies*	2,690	132
Thomas & Betts*	5,468	299
Toro	3,049	195
Twin Disc	8,332	278
Wabtec	4,768	322
Watsco	3,770	252

		5,621
Information Technology — 22.9%
ACI Worldwide*	10,044	325
ADTRAN	3,013	129
Ariba*	8,955	300
Blackbaud	7,733	218
Calix*	16,351	353
Ceva*	8,253	283
Coherent*	6,421	360
Dice Holdings*	25,122	371
Diodes*	4,597	134
EPIQ Systems	18,332	274
FleetCor Technologies*	7,785	263
Jack Henry & Associates	12,566	393
Lawson Software*	11,897	132
Loral Space & Communications*	4,987	332
Mentor Graphics*	19,724	265
Monotype Imaging Holdings*	18,171	259
NCR*	9,913	194
Netscout Systems*	8,464	196
Opnet Technologies	12,092	474
OSI Systems*	3,149	126
Photronics*	24,229	243
Progress Software*	14,222	385
Responsys*	10,703	184
SolarWinds*	14,050	346
SYNNEX*	8,035	263
Travelzoo*#	3,895	293

See Notes to Financial Statements.

79

PNC Multi - Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
ValueClick*	15,144	$ 273
VeriFone Systems*	3,249	156

		7,524
Materials — 4.9%
Innospec*	13,791	467
Materion*	3,937	156
Minerals Technologies	3,520	239
Neenah Paper	11,750	273
Rockwood Holdings*	2,616	138
Sensient Technologies	8,687	331

		1,604
Telecommunication Services — 1.4%
AboveNet*	3,030	237
Vonage Holdings*	43,497	207

		444
Utilities — 0.7%
IDACORP	5,937	234

Total Common Stocks (Cost $24,266)		32,567
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.3% (Cost $24,266)		32,567
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.9%
Affiliated Money Market Fund — 1.9%
PNC Government Money Market Fund, Class I†	621,135	621

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $621)‡		621

TOTAL INVESTMENTS — 101.2%
(Cost $24,887)**		33,188
Other Assets & Liabilities – (1.2)%		(382)
TOTAL NET ASSETS — 100.0%		$32,806

*	Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $24,868.

Gross unrealized appreciation (000)	$8,504
Gross unrealized depreciation (000)	(184)

Net unrealized appreciation (000)	$8,320

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 607 (000).
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

80

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Common Stocks	$32,567	–	–	$32,567
Short Term Investments Purchased With Collateral From Securities Loaned	621	–	–	621

Total Assets – Investments in Securities	$33,188	$–	$–	$33,188

See Notes to Financial Statements.

81

PNC Multi - Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 100.0%
Consumer Discretionary — 8.8%
Bluegreen*	36,881	$127
CROCS*	18,232	414
Dick’s Sporting Goods*	8,194	326
Dillard’s, Cl A	3,630	204
Entercom Communications, Cl A*	14,431	134
Express*	32,624	689
Fossil*	2,248	238
Genesco*	7,604	342
ITT Educational Services*	2,610	179
Lincoln Educational Services	14,968	219
Signet Jewelers (Bermuda)*	6,605	304
Sonic Automotive, Cl A	21,566	282

		3,458
Consumer Staples — 3.7%
B&G Foods	12,278	228
BJ’s Wholesale Club*	6,840	345
Ruddick	5,882	258
TreeHouse Foods*	4,872	297
United Natural Foods*	7,412	322

		1,450
Energy — 9.3%
Atlas Pipeline Partners LP	4,997	177
BP Prudhoe Bay Royalty Trust#	5,178	582
BreitBurn Energy Partners LP	24,299	503
Core Laboratories NV (Netherlands)	4,478	460
Hugoton Royalty Trust#	16,438	379
Oil States International*	5,064	400
Permian Basin Royalty Trust#	11,286	238
Sabine Royalty Trust	9,422	625
Western Refining*#	15,953	278

		3,642
Financials — 34.6%
Advance America Cash Advance Centers	50,177	309
Allied World Assurance Co Holdings (Bermuda)	10,875	660
American Equity Investment Life Holding	69,282	900
American Safety Insurance Holdings*	11,115	206
Ares Capital	9,781	165
Arlington Asset Investment REIT	15,330	443
Ashford Hospitality Trust REIT	74,666	1,065
Aspen Insurance Holdings (Bermuda)	6,721	181
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	38,438	694
BRE Properties REIT	6,039	308
Cash America International	8,878	462
Citizens & Northern	20,713	295
City Holding	16,100	520
Community Bank System	14,529	364
Evercore Partners	5,726	212
Extra Space Storage REIT	29,132	634
FBL Financial Group, Cl A	9,542	303
Grupo Financiero Galicia SA, ADR (Argentina)	20,197	235
Hatteras Financial REIT	32,425	947
Horace Mann Educators	24,305	397
LaBranche & Co*	54,448	220
LTC Properties REIT	10,629	314
MarketAxess Holdings	11,094	266
Montpelier Re Holdings (Bermuda)	11,665	219
National Health Investors REIT	6,464	305

	Number of Shares	Value (000)

National Retail Properties REIT	10,251	$264
Portfolio Recovery Associates*	2,322	201
Prosperity Bancshares	8,741	382
Senior Housing Properties Trust REIT	21,073	509
Signature Bank*	8,877	505
Symetra Financial	11,804	158
TCF Financial	12,983	195
UDR REIT	8,338	217
World Acceptance*	7,259	484

		13,539
Healthcare — 4.6%
Ariad Pharmaceuticals*	43,053	374
Healthspring*	3,966	174
Invacare	5,773	194
Mednax*	4,594	345
Questcor Pharmaceuticals*	8,507	196
Skilled Healthcare Group, Cl A*	25,819	293
US Physical Therapy	8,619	222

		1,798
Industrials — 13.0%
51job, ADR*	3,462	198
Alamo Group	6,099	155
Alaska Air Group*	5,731	387
Astronics*	29,091	780
Atlas Air Worldwide Holdings*	3,163	200
Belden	3,967	143
Ceradyne*	3,348	150
China Yuchai International (Singapore)	9,387	204
Consolidated Graphics*	3,519	194
Ducommun	23,281	457
EMCOR Group*	5,896	179
Fly Leasing, ADR (Ireland)	14,044	192
Intersections	10,549	164
Kennametal	4,477	187
Lennox International	3,934	183
Park-Ohio Holdings*	13,769	293
Regal-Beloit	6,850	473
Sauer-Danfoss*	5,385	287
Standex International	7,289	242

		5,068
Information Technology — 10.2%
ADTRAN	9,177	393
Anixter International	4,320	292
Ariba*	6,916	232
Brightpoint*	26,493	240
Cardtronics*	23,866	528
Ceva*	7,911	272
Entropic Communications*#	31,254	278
GT Solar International*	17,175	219
KEMET*	42,653	628
Lattice Semiconductor*	47,486	313
MercadoLibre (Argentina)	1,826	161
Spreadtrum Communications, ADR*	8,130	157
SunPower, Cl B*	14,273	297

		4,010
Materials — 8.9%
AM Castle*	15,853	293
Buckeye Technologies	14,447	368

See Notes to Financial Statements.

82

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
Innospec*	4,823	$164
Minerals Technologies	8,564	582
Rock-Tenn, Cl A#	4,516	347
Rockwood Holdings*	8,526	448
Schnitzer Steel Industries, Cl A	6,496	384
Westlake Chemical	2,679	150
Worthington Industries*	17,940	392
WR Grace*	7,815	366

		3,494
Telecommunication Services — 1.1%
IDT, Cl B	14,626	432

Utilities — 5.8%
Amerigas Partners LP	6,644	302
Cleco	6,620	232
El Paso Electric*	12,335	384
Ferrellgas Partners LP	9,804	258
Nicor	5,057	278
NorthWestern	14,512	480
Piedmont Natural Gas	10,435	328

		2,262
Total Common Stocks (Cost $30,650)		39,153
AFFILIATED MONEY MARKET FUND — 0.2%
PNC Advantage Institutional Money Market Fund, Institutional Class†	89,306	89
Total Affiliated Money Market Fund (Cost $89)		89
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned -100.2% (Cost $30,739)		39,242
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.5%
Affiliated Money Market Fund — 3.5%
PNC Government Money Market Fund, Class I†	1,373,466	1,373

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $1,373)‡		1,373
TOTAL INVESTMENTS — 103.7%
(Cost $32,112)**		40,615
Other Assets & Liabilities – (3.7)%		(1,437)
TOTAL NET ASSETS — 100.0%		$39,178

*	Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $32,081.

Gross unrealized appreciation (000)	$9,025
Gross unrealized depreciation (000)	(491)

Net unrealized appreciation (000)	$8,534

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,338 (000).
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

83

PNC Multi-Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$89	$–	$–	$89
Common Stocks	39,153	–	–	39,153
Short Term Investments Purchased With Collateral From Securities Loaned	1,373	–	–	1,373

Total Assets – Investments in Securities	$40,615	$–	$–	$40,615

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Rights

Balance, 05/31/10	$ 33
Accrued discounts/premiums	–
Realized gain (loss)(1)	–
Change in unrealized appreciation (depreciation)(2)	1
Purchases	–
Sales	(34)
Transfers in and/or out of Level 3	–

Balance, 05/31/11	$ –

(1) Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.

(2)	Change in unrealized appreciation (depreciation) for Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

84

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 99.2%
Consumer Discretionary — 10.6%
Abercrombie & Fitch, Cl A	855	$65
Amazon.com*	3,473	683
Apollo Group, Cl A*	1,462	60
AutoNation*#	598	21
AutoZone*	259	76
Bed Bath & Beyond*	2,294	124
Best Buy	3,865	123
Big Lots*	721	24
Cablevision Systems, Cl A	2,324	83
CarMax*	2,146	64
Carnival (Panama)	4,312	167
CBS, Cl B	6,613	185
Coach	2,849	181
Comcast, Cl A	27,087	684
D.R. Horton	2,692	33
Darden Restaurants	1,332	67
DeVry	604	33
DIRECTV, Cl A*	7,617	383
Discovery Communications, Cl A*	2,774	121
Expedia	1,456	41
Family Dollar Stores	1,223	68
Ford Motor*	36,205	540
Fortune Brands	1,512	98
GameStop, Cl A*	1,503	42
Gannett	3,018	43
Gap	4,117	80
Genuine Parts	1,507	83
Goodyear Tire & Rubber*	2,416	43
H&R Block	3,004	49
Harley-Davidson	2,228	83
Harman International Industries	687	33
Hasbro	1,329	61
Home Depot	16,047	582
International Game Technology	2,534	44
Interpublic Group	4,807	57
JC Penney	2,369	84
Johnson Controls	6,383	253
Kohl’s	2,953	157
Leggett & Platt	1,375	36
Lennar, Cl A	1,585	30
Limited Brands	2,938	117
Lowe’s	13,247	320
Macy’s	4,065	117
Marriott International, Cl A	2,835	107
Mattel	3,493	92
McDonald’s	10,503	856
McGraw-Hill	3,215	137
NetFlix*	449	122
New York Times, Cl A*	989	8
Newell Rubbermaid	2,777	49
News, Cl A	22,366	410
NIKE, Cl B	3,694	312
Nordstrom	1,624	76
Omnicom Group	2,724	127
O’Reilly Automotive*	1,152	69
Polo Ralph Lauren	708	90
priceline.com*	469	242
Pulte Group*	1,515	13
RadioShack	1,658	26
Ross Stores	1,186	97
Scripps Networks Interactive, Cl A	646	33

	Number of Shares	Value (000)

Sears Holdings*#	427	$30
Stanley Black & Decker	1,476	109
Staples	6,829	115
Starbucks	7,286	268
Starwood Hotels & Resorts Worldwide	1,773	108
Target	6,846	339
Tiffany	1,283	97
Time Warner	10,931	398
Time Warner Cable	3,488	269
TJX	3,945	209
Urban Outfitters*	1,023	31
VF	819	82
Viacom, Cl B	5,402	272
Walt Disney	18,470	769
Washington Post, Cl B#	73	30
Whirlpool	814	68
Wyndham Worldwide	1,438	50
Wynn Resorts	588	86
Yum! Brands	4,561	252

		12,686
Consumer Staples — 10.8%
Altria Group	20,599	578
Archer-Daniels-Midland	6,161	200
Avon Products	4,218	125
Brown-Forman, Cl B	1,209	88
Campbell Soup	1,823	63
Clorox	1,350	95
Coca-Cola	22,209	1,484
Coca-Cola Enterprises	3,800	110
Colgate-Palmolive	4,765	417
ConAgra Foods	4,238	108
Constellation Brands, Cl A*	2,456	54
Costco Wholesale	4,210	347
CVS Caremark	12,573	486
Dean Foods*	1,889	26
Dr Pepper Snapple Group	2,218	91
Estee Lauder, Cl A	1,112	114
General Mills	6,052	241
H.J. Heinz	3,059	168
Hershey	1,870	104
Hormel Foods	1,881	55
J.M. Smucker	1,157	92
Kellogg	2,395	137
Kimberly-Clark	3,859	264
Kraft Foods, Cl A	16,443	575
Kroger	5,906	147
Lorillard	1,690	195
McCormick	1,580	79
Mead Johnson Nutrition	1,982	134
Molson Coors Brewing, Cl B	1,509	70
PepsiCo	15,093	1,073
Philip Morris International	17,549	1,259
Procter & Gamble	26,757	1,793
Reynolds American	2,860	114
Safeway	3,558	88
Sara Lee	6,045	118
SUPERVALU	2,044	21
Sysco	5,692	183
Tyson Foods, Cl A	3,677	70
Walgreen	8,778	383
Wal-Mart Stores	18,855	1,041

See Notes to Financial Statements.

85

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Whole Foods Market	1,418	$87

		12,877
Energy — 12.2%
Anadarko Petroleum	4,654	370
Apache	3,646	454
Baker Hughes	4,061	300
Cabot Oil & Gas	473	28
Cameron International*	2,339	111
Chesapeake Energy	7,043	221
Chevron	18,737	1,966
ConocoPhillips	13,297	974
Consol Energy	1,554	80
Denbury Resources*	3,741	82
Devon Energy	4,179	351
Diamond Offshore Drilling	693	51
El Paso	6,650	140
EOG Resources	2,358	257
EQT	1,425	77
ExxonMobil	47,364	3,953
FMC Technologies*	2,302	103
Halliburton	7,988	401
Helmerich & Payne	1,006	63
Hess	2,909	230
Marathon Oil	7,125	386
Massey Energy	1,013	67
Murphy Oil	2,159	149
Nabors Industries (Bermuda)*	2,651	74
National Oilwell Varco	4,040	293
Newfield Exploration*	1,310	98
Noble (Switzerland)	2,869	120
Noble Energy	1,607	150
Occidental Petroleum	7,839	845
Peabody Energy	2,356	144
Pioneer Natural Resources	1,051	96
QEP Resources	1,716	75
Range Resources	898	50
Rowan*	1,711	68
Schlumberger (Netherlands)	12,213	1,047
Southwestern Energy*	3,356	147
Spectra Energy	6,291	174
Sunoco	1,128	46
Tesoro*	1,433	35
Valero Energy	5,565	153
Williams	5,742	180

		14,609
Financials — 15.1%
ACE (Switzerland)	3,224	222
Aflac	4,660	223
Allstate	5,164	162
American Express	9,935	513
American International Group*	4,207	120
Ameriprise Financial	2,398	147
AON	3,139	164
Apartment Investment & Management, Cl A REIT	1,115	30
Assurant	936	35
AvalonBay Communities REIT	868	115
Bank of America	96,777	1,137
BB&T	6,480	178

	Number of Shares	Value (000)

Berkshire Hathaway, Cl B*	16,576	$1,311
BlackRock*†	936	192
BNY Mellon	11,818	332
Boston Properties REIT	1,377	149
Capital One Financial	4,147	225
CB Richard Ellis Group, Cl A*	3,402	90
Charles Schwab	10,097	182
Chubb	2,926	192
Cincinnati Financial	1,547	47
Citigroup	27,460	1,130
CME Group	645	184
Comerica	1,723	62
Discover Financial Services	5,486	131
E*Trade Financial*	3,180	50
Equity Residential REIT	2,870	177
Federated Investors, Cl B#	1,417	36
Fifth Third Bancorp	9,074	118
First Horizon National	2,170	23
Franklin Resources	1,431	185
Genworth Financial, Cl A*	4,834	54
Goldman Sachs Group	5,072	714
Hartford Financial Services Group	5,063	135
HCP REIT	3,906	148
Health Care REIT	1,376	73
Host Hotels & Resorts REIT	6,550	115
Hudson City Bancorp	3,708	34
Huntington Bancshares	9,369	62
IntercontinentalExchange*	710	86
Invesco	4,598	113
Janus Capital Group	2,780	29
JPMorgan Chase	38,052	1,645
KeyCorp	8,407	71
Kimco Realty REIT	4,059	79
Legg Mason	1,778	60
Leucadia National	1,916	68
Lincoln National	3,077	90
Loews	2,796	117
M&T Bank	1,190	105
Marsh & McLennan	5,272	162
Marshall & Ilsley	5,213	42
MetLife	10,420	460
Moody’s	2,521	101
Morgan Stanley	14,967	362
NASDAQ OMX Group*	1,850	47
Northern Trust	2,124	104
NYSE Euronext	2,562	93
People’s United Financial	3,603	48
Plum Creek Timber REIT	1,219	49
PNC Financial Services Group†	5,133	320
Principal Financial Group	3,643	114
Progressive	6,820	148
Prologis REIT	5,530	92
Prudential Financial	4,962	316
Public Storage REIT	1,394	165
Regions Financial	12,822	91
Simon Property Group REIT	2,964	350
SLM*	5,872	100
State Street	4,887	224
SunTrust Banks	5,164	145
T. Rowe Price Group	2,779	176
Torchmark	742	49
Travelers	4,092	254

See Notes to Financial Statements.

86

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
U.S. Bancorp	17,924	$459
Unum Group	3,079	81
Ventas REIT	1,553	88
Vornado Realty Trust REIT	1,607	158
Wells Fargo	51,260	1,454
Weyerhaeuser	5,133	111
XL Group PLC (Bermuda)	2,435	58
Zions Bancorp	1,217	29

		18,110
Healthcare — 11.6%
Abbott Laboratories	14,683	767
Aetna	3,924	171
Agilent Technologies*	3,255	162
Allergan	2,657	220
AmerisourceBergen	2,628	108
Amgen*	8,814	534
Baxter International	5,461	325
Becton Dickinson	2,155	189
Biogen Idec*	2,254	214
Boston Scientific*	14,500	104
Bristol-Myers Squibb	16,604	478
Cardinal Health	3,307	150
CareFusion*	2,147	62
Celgene*	4,446	271
Cephalon*	1,141	91
Cerner*	673	81
CIGNA	2,720	136
Coventry Health Care*	1,459	51
Covidien PLC (Ireland)	4,735	260
CR Bard	820	92
DaVita*	963	81
DENTSPLY International	1,331	52
Edwards Lifesciences*	1,123	100
Eli Lilly	9,774	376
Express Scripts*	4,845	289
Forest Laboratories*	3,400	122
Gilead Sciences*	7,808	326
Hospira*	1,590	88
Humana*	2,116	170
Intuitive Surgical*	374	131
Johnson & Johnson	26,369	1,774
Laboratory Corporation of America Holdings*	944	95
Life Technologies*	1,707	89
McKesson	2,432	208
Medco Health Solutions*	4,211	252
Medtronic	10,390	423
Merck	29,517	1,085
Mylan*	3,981	94
Patterson	900	31
PerkinElmer	2,109	58
Pfizer	75,103	1,611
Quest Diagnostics	1,530	89
St. Jude Medical	3,228	164
Stryker	3,284	205
Tenet Healthcare*	7,893	50
Thermo Fisher Scientific*	3,904	255
UnitedHealth Group	10,970	537
Varian Medical Systems*	1,119	76
Waters*	896	88
Watson Pharmaceuticals*	1,165	75

	Number of Shares	Value (000)

WellPoint	3,602	$282
Zimmer Holdings*	1,878	127

		13,869
Industrials — 10.9%
3M	6,937	655
Avery Dennison	1,024	43
Boeing	7,160	559
C.H. Robinson Worldwide	1,587	127
Caterpillar	6,043	639
Cintas	1,177	39
CSX	3,633	288
Cummins	1,853	195
Danaher	5,093	278
Deere	3,963	341
Dover	1,834	123
Dun & Bradstreet	29	2
Eaton	3,194	165
Emerson Electric	7,401	404
Equifax	1,184	45
Expeditors International of Washington	2,025	107
Fastenal	2,855	95
FedEx	2,974	278
Flowserve	540	65
Fluor	1,708	118
General Dynamics	3,577	265
General Electric	103,574	2,034
Goodrich	1,187	104
Honeywell International	7,562	450
Huntington Ingalls Industries*	509	19
Illinois Tool Works	5,035	289
Ingersoll-Rand PLC (Ireland)	3,063	153
Iron Mountain	1,883	64
ITT	1,733	100
Jacobs Engineering Group*	1,233	57
Joy Global	1,004	90
L-3 Communications Holdings	1,102	90
Lockheed Martin	2,797	218
Masco	2,651	38
Norfolk Southern	3,676	269
Northrop Grumman	3,058	200
PACCAR	3,279	164
Pall	906	51
Parker Hannifin	1,579	140
Pitney Bowes	1,252	30
Precision Castparts	1,405	221
Quanta Services*	2,103	42
Raytheon	3,501	176
Republic Services	3,560	112
Robert Half International	965	27
Rockwell Automation	1,347	112
Rockwell Collins	1,521	93
Roper Industries	908	76
RR Donnelley & Sons	2,022	43
Ryder System	476	26
Snap-On	554	33
Southwest Airlines	7,384	87
Stericycle*	831	74
Textron	2,670	61
Tyco International (Switzerland)	4,917	243
Union Pacific	4,796	503
United Parcel Service, Cl B	9,626	707

See Notes to Financial Statements.

87

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
United Technologies	9,019	$792
W.W. Grainger	548	83
Waste Management	4,559	177

		13,079
Information Technology — 18.1%
Adobe Systems*	4,960	172
Advanced Micro Devices*	5,513	48
Akamai Technologies*	1,814	61
Altera	3,067	147
Amphenol, Cl A	1,313	71
Analog Devices	2,318	95
Apple*	9,200	3,200
Applied Materials	12,551	173
Autodesk*	2,224	96
Automatic Data Processing	4,745	261
BMC Software*	1,655	92
Broadcom, Cl A*	4,572	164
CA	3,610	84
Cisco Systems	54,247	911
Citrix Systems*	1,864	163
Cognizant Technology Solutions, Cl A*	2,894	220
Computer Sciences	1,746	70
Compuware*	2,142	22
Corning	14,095	284
Dell*	16,950	272
eBay*	10,196	318
Electronic Arts*	4,412	108
EMC*	19,980	569
F5 Networks*	835	95
Fidelity National Information Services	2,602	84
First Solar*#	533	66
Fiserv*	1,414	91
FLIR Systems	1,533	55
Google, Cl A*	2,439	1,290
Harris	1,231	61
Hewlett-Packard	20,681	773
Intel	54,454	1,226
International Business Machines	12,128	2,049
Intuit*	2,657	143
Jabil Circuit	1,859	40
JDS Uniphase*	3,401	69
Juniper Networks*	5,342	195
KLA-Tencor	1,608	69
Lexmark International, Cl A*	759	23
Linear Technology	2,186	76
LSI*	5,973	45
Mastercard, Cl A	974	280
MEMC Electronic Materials*	3,937	41
Microchip Technology#	1,846	73
Micron Technology*	8,334	85
Microsoft	71,880	1,798
Molex	2,039	56
Monster Worldwide*	1,223	19
Motorola Mobility Holdings*	2,748	69
Motorola Solutions*	3,179	152
National Semiconductor	2,448	60
NetApp*	3,529	193
Novellus Systems*	873	32
NVIDIA*	6,698	134
Oracle	37,891	1,297

	Number of Shares	Value (000)

Paychex	3,075	$99
QUALCOMM	15,833	928
Red Hat*	1,848	80
SAIC*	2,779	49
Salesforce.com*	1,089	166
SanDisk*	2,315	110
Symantec*	6,227	122
Tellabs	3,627	17
Teradata*	1,628	91
Teradyne*	3,058	49
Texas Instruments	11,434	404
Total System Services	1,544	29
VeriSign	1,676	59
Visa, Cl A	4,919	399
Western Digital*	2,403	88
Western Union	6,498	134
Xerox	15,938	163
Xilin	2,997	107
Yahoo!*	11,992	198

		21,632
Materials — 3.6%
Air Products & Chemicals	2,083	198
Airgas	741	51
AK Steel Holding	611	9
Alcoa	10,566	178
Allegheny Technologies	947	63
Ball	1,691	67
Bemis	868	29
CF Industries Holdings	698	107
Cliffs Natural Resources	1,389	126
Dow Chemical	11,469	414
E.I. DuPont de Nemours	8,841	471
Eastman Chemical	664	70
Ecolab	2,168	119
FMC	716	60
Freeport-McMoRan Copper & Gold	8,361	432
International Flavors & Fragrances	781	50
International Paper	4,467	140
MeadWestvaco	1,676	57
Monsanto	5,075	361
Newmont Mining	4,896	277
Nucor	3,139	133
Owens-Illinois*	1,566	50
PPG Industries	1,568	139
Praxair	2,955	313
Sealed Air	1,507	39
Sherwin-Williams	931	82
Sigma-Aldrich	1,080	76
Titanium Metals*	427	8
United States Steel	1,304	60
Vulcan Materials	1,137	46

		4,225
Telecommunication Services — 3.0%
American Tower, Cl A*	3,902	217
AT&T	56,991	1,799
CenturyLink	5,974	258
Frontier Communications	9,566	85
MetroPCS Communications*	2,604	47
Sprint Nextel*	24,864	145
Verizon Communications	26,814	990

See Notes to Financial Statements.

88

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — continued
Windstream	6,122	$82

		3,623
Utilities — 3.3%
AES*	6,120	79
Ameren	2,464	73
American Electric Power	4,599	176
CenterPoint Energy	4,085	79
CMS Energy	2,574	51
Consolidated Edison	2,776	147
Constellation Energy Group	1,929	72
Dominion Resources	5,792	276
DTE Energy	1,656	85
Duke Energy	13,199	247
Edison International	3,135	123
Entergy	1,749	119
Exelon	6,547	274
FirstEnergy	4,123	184
Integrys Energy Group	748	39
NextEra Energy	4,091	237
Nicor	437	24
NiSource	2,935	60
Northeast Utilities	1,831	65
NRG Energy*	2,445	61
Oneok	1,111	79
Pepco Holdings	2,159	43
PG&E	3,656	159
Pinnacle West Capital	1,139	52
PPL	5,492	155
Progress Energy	2,753	131
Progress Energy CVO (A) (B) (C)	2,575	–
Public Service Enterprise Group	4,673	157
SCANA	1,083	44
Sempra Energy	2,224	123
Southern	8,323	334
TECO Energy	2,259	43
Wisconsin Energy	2,392	75
Xcel Energy	4,406	109

		3,975

Total Common Stocks
(Cost $77,568)		118,685
RIGHTS — 0.0%
Sanofi*	2,454	6
(Cost $6)

	Number of Shares	Value (000)
WARRANTS — 0.0%
American International Group*	580	$5
(Cost $10)
AFFILIATED MONEY MARKET FUND — 0.6%
PNC Advantage Institutional Money Market Fund, Institutional Class† (D)	748,521	749

Total Affiliated Money Market Fund
(Cost $749)		749
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.8%
(Cost $78,333)		119,445
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.0%
Affiliated Money Market Fund — 0.0%
PNC Government Money Market Fund, Class I†	73,301	73
Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $73)‡		73

TOTAL INVESTMENTS — 99.8%
(Cost $78,406)**		119,518
Other Assets & Liabilities – 0.2%		183
TOTAL NET ASSETS — 100.0%		$119,701

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $85,558.

Gross unrealized appreciation (000)	$34,664
Gross unrealized depreciation (000)	(704)

Net unrealized appreciation (000)	$33,960

† See Note 3 in Notes to Financial Statements.

#	Security fully or partially on loan. Total Value of Securities on Loan is $ 72 (000).

‡ See Note 8 in Notes to Financial Statements.

(A) Value is less than $500. (B) Illiquid Security

(C)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(D)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500®Mini Composite Index	11	$731	06/17/11	$8

Cash in the amount of $36,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $748,521 have been segregated by the Fund.

See Notes to Financial Statements.

89

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$749	$–	$–	$749
Common Stocks	118,685	–	–	118,685
Rights	6	–	–	6
Warrants	5	–	–	5
Short Term Investments Purchased With Collateral From Securities Loaned	73	–	–	73

Total Assets – Investments in Securities	$119,518	$–	$–	$119,518

Other Financial Instruments

Futures Contracts	$ 8	–	–	$ 8

Total Assets - Other Financial Instruments	$ 8	$–	$–	$ 8

See Notes to Financial Statements.

90

PNC Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Number of Shares	Value (000)
COMMON STOCKS — 96.3%
Consumer Discretionary — 15.4%
Aaron’s	78,340	$2,210
Buckle#	41,410	1,768
Coinstar*#	74,800	3,974
Dorman Products*	47,430	1,796
Gildan Activewear (Canada)	47,900	1,788
Madison Square Garden*	91,720	2,523
Penn National Gaming*	63,630	2,577
Tractor Supply	43,890	2,772
Universal Electronics*	93,960	2,395
WMS Industries*	71,792	2,258
World Fuel Services	104,510	3,823

		27,884
Consumer Staples — 4.5%
Boston Beer, Cl A*	21,400	1,794
Corn Products International	46,980	2,665
TreeHouse Foods*	61,560	3,751

		8,210
Energy — 5.8%
ATP Oil & Gas*#	140,240	2,592
Atwood Oceanics*	52,890	2,292
Contango Oil & Gas*	62,090	3,847
Oil States International*	21,260	1,681

		10,412
Financials — 21.9%
Amtrust Financial Services	254,800	5,792
Bank of the Ozarks	106,100	5,157
CVB Financial#	180,700	1,621
FirstService (Canada)*	80,150	2,965
Glacier Bancorp	181,820	2,585
Investment Technology Group*	168,410	2,550
Montpelier Re Holdings (Bermuda)	94,530	1,778
Portfolio Recovery Associates*	61,010	5,285
Prosperity Bancshares	58,590	2,563
RLI	59,430	3,581
Virtus Investment Partners*	52,000	2,879
World Acceptance*	44,350	2,957

		39,713
Healthcare — 8.7%
Bio-Reference Labs*	128,196	3,196
Catalyst Health Solutions*	53,250	3,250
MWI Veterinary Supply*	24,180	2,038
Neogen*	39,810	1,785
Par Pharmaceutical*	50,900	1,749
PAREXEL International*	145,820	3,670

		15,688
Industrials — 17.9%
Allegiant Travel*	67,560	3,081
APAC Customer Services*	575,370	3,366
BE Aerospace*	117,820	4,409
Colfax*	79,270	1,786
Curtiss-Wright	81,380	2,776
Esterline Technologies*	56,860	4,300
ICF International*	112,740	2,899
Insituform Technologies*	65,250	1,684
Regal-Beloit	49,010	3,382
Ritchie Bros Auctioneers (Canada)#	103,590	2,871

	Number of Shares	Value (000)

Triumph Group	18,700	$1,749

		32,303
Information Technology — 17.2%
Entropic Communications*#	184,240	1,640
Finisar*	103,350	2,482
Liquidity Services*	132,230	2,772
Littelfuse	28,370	1,702
Monolithic Power Systems*	206,020	3,564
Open Text (Canada)*	56,720	3,701
OSI Systems*	116,090	4,640
Rofin-Sinar Technologies*	43,970	1,589
TriQuint Semiconductor*	193,790	2,510
Tyler Technologies*	114,670	2,914
Wright Express*	67,830	3,660

		31,174
Materials — 3.4%
Balchem	56,235	2,427
Compass Minerals International	18,850	1,752
Northgate Minerals (Canada)*	647,960	1,892

		6,071
Telecommunication Services — 1.5%
Atlantic Tele-Network	72,030	2,754

Total Common Stocks
(Cost $141,720)		174,209
AFFILIATED MONEY MARKET FUND — 4.1%
PNC Advantage Institutional Money Market Fund, Institutional Class† (A)	7,366,696	7,367

Total Affiliated Money Market Fund
(Cost $7,367)		7,367

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.4%
(Cost $149,087)		181,576
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 6.3%
Affiliated Money Market Fund — 6.3%
PNC Government Money Market Fund, Class I†	11,449,254	11,449

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $11,449)‡		11,449
TOTAL INVESTMENTS — 106.7%
(Cost $160,536)**		193,025
Other Assets & Liabilities – (6.7)%		(12,121)
TOTAL NET ASSETS — 100.0%		$180,904

See Notes to Financial Statements.

91

PNC Small Cap Core Fund

SCHEDULE OF INVESTMENT S

May 31, 2011

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $160,809.

Gross unrealized appreciation (000)	$38,762
Gross unrealized depreciation (000)	(6,546)

Net unrealized appreciation (000)	$32,216

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 11,159 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	22	$1,752	06/17/11	$113

Cash in the amount of $77,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,927,583 have been segregated by the Fund.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$7,367	$–	$–	$7,367

Common Stocks	174,209	–	–	174,209
Short Term Investments Purchased With Collateral From Securities Loaned	11,449	–	–	11,449

Total Assets – Investments in Securities	$193,025	$–	$–	$193,025

Other Financial Instruments

Futures Contracts	113	–	–	$113

Total Assets - Other Financial Instruments	$113	$–	$–	$113

See Notes to Financial Statements.

92

PNC Equity Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2011

ADR — American Depository Receipt

Cl — Class

CVO — Contingent Value Obligation

ETF — Exchange Traded Fund

FDIC — Federal Deposit Insurance Corporation

GDR — Global Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PCL — Public Company Limited

PLC — Public Limited Company

RB — Revenue Bond

REIT — Real Estate Investment Trust

TLGP — Guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

See Notes to Financial Statements.

93

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$90,500	$328,752	$18,053	$93,972
Investments in affiliates at value	3,749	30,985	37	1,474
Short term investments in affiliates held as collateral for loaned securities at value	258	43,267	–	–

Total Investments at value(1)(2)	94,507	403,004	18,090	95,446

Initial margin held by broker for open futures contracts	27	770	–	90
Receivable for investments sold	759	39,602	–	2,906
Receivable for shares of beneficial interest issued	22	9	71	–
Future variation margin receivable	9	208	–	14
Dividends and interest receivable	313	2,006	44	160
Prepaid expenses	15	47	9	12

Total Assets	95,652	445,646	18,214	98,628

LIABILITIES
Payable for collateral for loaned securities	258	43,267	–	–
Payable for shares of beneficial interest redeemed	43	64	116	52
Payable for investment securities purchased	943	25,435	–	2,713
Investment advisory fees payable	59	315	3	46
12b-1 fees payable
Class A	9	10	2	13
Class C	1	–	–	–
Shareholder servicing fees payable
Class A	3	2	1	3
Administration fees payable	4	15	1	4
Custodian fees payable	4	29	1	2
Transfer agent fees payable	5	10	2	11
Foreign tax payable	–	7	–	–
Other liabilities	34	80	13	28

Total Liabilities	1,363	69,234	139	2,872

TOTAL NET ASSETS	$94,289	$376,412	$18,075	$95,756

(1) Investments in non-affiliates at cost	$83,683	$311,170	$14,743	$74,405
Investments in affiliates at cost	3,749	30,985	37	1,474
Short term investments in affiliates held as collateral for loaned securities at cost	258	43,267	–	–

Total Investments at cost	$87,690	$385,422	$14,780	$75,879

(2)Includes securities on loan with a value of	$246	$39,123	$–	$–

See Notes to Financial Statements.

94

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$99,479	$413,558	$53,404	$141,330
Undistributed Net Investment Income	223	3,390	30	77
Accumulated Net Realized Loss on Investments and Futures	(12,243)	(58,736)	(38,669)	(65,221)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	237	–	–
Net Unrealized Appreciation on Investments and Futures	6,830	17,963	3,310	19,570

Total Net Assets	$94,289	$376,412	$18,075	$95,756

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$80,602,865	$364,467,473	$14,430,777	$80,187,449

Class I shares outstanding	7,501,506	22,364,087	1,316,596	4,650,209

Net Asset Value, Offering and Redemption Price Per Share	$10.74	$16.30	$10.96	$17.24

Net assets applicable to Class A	$12,791,568	$11,493,305	$3,465,893	$15,281,944

Class A shares outstanding	1,188,120	711,620	323,000	905,461

Net Asset Value and Redemption Price Per Share	$10.77	$16.15	$10.73	$16.88

Maximum Offering Price Per Share(3)	$11.31	$17.09	$11.35	$17.86

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$895,044	$451,464	$178,280	$286,125

Class C shares outstanding	83,884	28,968	17,815	18,396

Net Asset Value and Offering Price Per Share	$10.67	$15.59	$10.01	$15.55

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

95

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31 , 2011

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$176,219	$110,832	$15,428	$32,567
Investments in affiliates at value	4,254	1,632	104	–
Short term investments in affiliates held as collateral for loaned securities at value	–	–	298	621

Total Investments at value(1)(2)	180,473	112,464	15,830	33,188

Receivable for investments sold	1,933	564	–	306
Receivable from Adviser	–	–	–	4
Receivable for shares of beneficial interest issued	134	87	–	16
Dividends and interest receivable	430	134	11	26
Prepaid expenses	12	12	12	11

Total Assets	182,982	113,261	15,853	33,551

LIABILITIES
Cash overdraft	–	–	–	47
Payable for collateral for loaned securities	–	–	298	621
Payable for shares of beneficial interest redeemed	182	415	–	32
Payable for investment securities purchased	1,793	562	–	–
Investment advisory fees payable	116	73	1	–
12b-1 fees payable
Class A	25	38	–	9
Class C	–	2	–	–
Shareholder servicing fees payable
Class A	6	8	–	4
Class C	–	1	–	–
Administration fees payable	8	5	1	2
Custody fees payable	2	1	1	1
Transfer agent fees payable	14	10	–	14
Trustees’ fees payable	1	–	–	–
Other liabilities	45	27	12	15

Total Liabilities	2,192	1,142	313	745

TOTAL NET ASSETS	$180,790	$112,119	$15,540	$32,806

(1) Investments in non-affiliates at cost	$171,854	$106,648	$11,849	$24,266
Investments in affiliates at cost	4,254	1,632	104	–
Short term investments in affiliates held as collateral for loaned securities at cost	–	–	298	621

Total Investments at cost	$176,108	$108,280	$12,251	$24,887

(2) Includes securities on loan with a value of	$–	$–	$291	$607

See Notes to Financial Statements.

96

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
NET ASSETS:
Shares of Beneficial Interest (Unlimited
Authorization — No Par Value)	$291,503	$170,572	$21,758	$36,764
Undistributed (Distributions in Excess of ) Net Investment Income	376	51	(1)	–
Accumulated Net Realized Loss on Investments and Futures	(115,454)	(62,688)	(9,796)	(12,259)
Net Unrealized Appreciation on Investments and Futures	4,365	4,184	3,579	8,301

Total Net Assets	$180,790	$112,119	$15,540	$32,806

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$152,014,685	$72,743,772	$15,286,324	$11,104,910

Class I shares outstanding	10,688,597	5,448,859	1,315,026	872,109

Net Asset Value, Offering and Redemption Price Per Share	$14.22	$13.35	$11.62	$12.73

Net assets applicable to Class A	$28,622,873	$36,944,719	$253,363	$21,565,578

Class A shares outstanding	2,021,255	2,800,731	21,857	1,713,469

Net Asset Value and Redemption Price Per Share	$14.16	$13.19	$11.59	$12.59

Maximum Offering Price Per Share(3)	$14.98	$13.96	$12.26	$13.32

Maximum Sales Charge Share	5.50%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$152,507	$2,430,104	NA	$135,476

Class C shares outstanding	10,929	189,381	NA	10,673

Net Asset Value and Offering Price Per Share	$13.95	$12.83	NA	$12.69

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

97

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Core Fund
ASSETS
Investments in non-affiliates at value	$39,153	$118,696	$174,209
Investments in affiliates at value	89	749	7,367
Short term investments in affiliates held as collateral for loaned securities at value	1,373	73	11,449

Total Investments at value(1)(2)	40,615	119,518	193,025

Initial margin held by broker for open futures contracts	–	36	77
Receivable for shares of beneficial interest issued	5	9	30
Future variation margin receivable	–	7	25
Dividends and interest receivable	13	270	61
Prepaid expenses	10	17	16

Total Assets	40,643	119,857	193,234

LIABILITIES
Payable for collateral for loaned securities	1,373	73	11,449
Payable for shares of beneficial interest redeemed	30	17	45
Payable for investment securities purchased	–	–	617
Future variation margin payable	–	–	1
Investment advisory fees payable	13	13	159
12b-1 fees payable
Class A	15	2	2
Class C	1	1	–
Shareholder servicing fees payable
Class A	4	5	1
Administration fees payable	2	5	8
Custody fees payable	1	6	3
Transfer agent fees payable	9	4	7
Other liabilities	17	30	38

Total Liabilities	1,465	156	12,330

TOTAL NET ASSETS	$39,178	$119,701	$180,904

(1) Investments in non-affiliates at cost	$30,650	$77,584	$141,720
Investments in affiliates at cost	89	749	7,367
Short term investments in affiliates held as collateral for loaned securities at cost	1,373	73	11,449

Total Investments at cost	$32,112	$78,406	$160,536

(2)Includes securities on loan with a value of	$1,338	$72	$11,159

See Notes to Financial Statements.

98

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Core Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$94,743	$89,638	$156,817
Undistributed (Distributions in Excess of ) Net Investment Income	(1)	323	(4)
Accumulated Net Realized Loss on Investments and Futures	(64,067)	(11,380)	(8,511)
Net Unrealized Appreciation on Investments and Futures	8,503	41,120	32,602

Total Net Assets	$39,178	$119,701	$180,904

NET ASSET VALUE (In unrounded dollars and shares):

Net assets applicable to Class I	$19,163,054	$94,944,936	$177,697,281

Class I shares outstanding	1,379,137	8,863,009	13,830,558

Net Asset Value, Offering and Redemption Price Per Share	$13.89	$10.71	$12.85

Net assets applicable to Class A	$18,570,056	$22,918,400	$2,561,995

Class A shares outstanding	1,447,370	2,148,510	202,937

Net Asset Value and Redemption Price Per Share	$12.83	$10.67	$12.62

Maximum Offering Price Per Share(3)	$13.58	$10.94	$13.35

Maximum Sales Charge Share	5.50%	2.50%	5.50%

Net assets applicable to Class C	$1,444,420	$1,837,281	$644,304

Class C shares outstanding	125,054	173,367	53,676

Net Asset Value and Offering Price Per Share	$11.55	$10.60	$12.00

(3) Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.
See Notes to Financial Statements.

99

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends from unaffiliated holdings	$ 1,138	$ 8,594	$ 375
Interest	1,151	–	–
Income from affiliated funds(1)	–	22	7
Security lending income from non-affiliated investments	18	210	–
Security lending income from affiliated funds(1)	3	328	–
Less: foreign taxes withheld	(9)	(807)	–
Total Investment Income	2,301	8,347	382
Expenses:
Investment advisory fees	695	3,540	144
Administration fees	54	223	14
12b-1 fees:
Class A	5	6	1
Class C	9	3	1
Shareholder servicing fees:
Class A	33	29	9
Class C	3	1	–
Transfer agent fees	65	115	26
Custodian fees	33	209	7
Professional fees	20	52	9
Pricing service fees	45	48	3
Printing and shareholder reports	14	61	2
Registration and filing fees	41	22	34
Trustees’ fees	5	24	1
Miscellaneous	19	57	6
Total Expenses	1,041	4,390	257
Less:
Waiver of investment advisory fees(1)	(45)	–	(65)
Net Expenses	996	4,390	192
Net Investment Income (Loss)	1,305	3,957	190
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	5,753	47,488	2,337
Net realized gain (loss) on futures	(29)	98	–
Net realized gain (loss) on foreign currency transactions	47	(201)	–
Net change in unrealized appreciation/depreciation on investments	9,674	52,212	2,427
Net change in unrealized appreciation/depreciation on futures	55	966	–
Net change in unrealized appreciation/depreciation on foreign currency translation	–	282	–
Net Gain on Investments	15,500	100,845	4,764
Net Increase in Net Assets Resulting from Operations	$16,805	$104,802	$4,954

(1)   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

100

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 1,443	$ 4,931	$ 1,838	$ 226	$ 215
–	–	–	–	–
–	1	–	6	–
6	5	7	5	6
–	–	–	–	–
(4)	–	–	(3)	(1)
1,445	4,937	1,845	234	220

767	1,617	892	174	288
56	114	65	12	18
7	14	21	–	6
2	1	23	–	1

38	72	104	1	47
1	–	8	–	–
137	164	116	4	164
19	14	10	5	8
17	25	18	10	15
3	2	2	5	5
15	40	22	2	6
37	45	45	30	35
6	14	7	1	2
33	49	30	3	12
1,138	2,171	1,363	247	607

(89)	–	–	(81)	(279)
1,049	2,171	1,363	166	328
396	2,766	482	68	(108)

13,663	13,960	14,188	4,745	5,324
219	–	–	–	–
–	–	–	–	–
11,857	29,593	11,570	525	4,850
(29)	–	–	–	–

–	–	–	–	–
25,710	43,553	25,758	5,270	10,174
$26,106	$46,319	$26,240	$5,338	$10,066

See Notes to Financial Statements.

101

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Core Fund
Investment Income:
Dividends from unaffiliated holdings	$ 819	$ 2,380	$ 1,678
Dividends from affiliated holdings(1)	–	23	1
Income from affiliated funds(1)	1	3	1
Security lending income from non-affiliated investments	24	9	309
Security lending income from affiliated funds(1)	1	–	13
Less: foreign taxes withheld	(1)	–	(7)
Total Investment Income	844	2,415	1,995
Expenses:
Investment advisory fees	385	144	1,877
Administration fees	24	65	100
12b-1 fees:
Class A	8	1	1
Class C	11	13	4
Shareholder servicing fees:
Class A	47	53	6
Class C	4	4	2
Transfer agent fees	105	46	92
Custodian fees	10	47	40
Professional fees	13	23	36
Pricing service fees	5	21	3
Printing and shareholder reports	7	18	32
Registration and filing fees	39	39	46
Trustees’ fees	2	8	13
Miscellaneous	30	27	46
Total Expenses	690	509	2,298
Less:
Waiver of investment advisory fees(1)	(139)	–	–
Net Expenses	551	509	2,298
Net Investment Income (Loss)	293	1,906	(303)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on unaffiliated investments sold	5,237	4,422	31,216
Net realized loss on affiliated investments sold(1)	–	(10)	–
Net realized gain on futures	–	247	540
Net change in unrealized appreciation/depreciation on investments	4,267	20,032	18,171
Net change in unrealized appreciation/depreciation on futures	–	37	167
Net Gain on Investments	9,504	24,728	50,094
Net Increase in Net Assets Resulting from Operations	$9,797	$26,634	$49,791

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

102

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PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010
Investment Activities:
Net investment income	$1,305	$2,271	$3,957	$3,435
Net realized gain on investments sold, futures and foreign currency transactions	5,771	11,676	47,385	7,991
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	9,729	5,150	53,460	14,217
Net increase in net assets resulting from operations	16,805	19,097	104,802	25,643
Dividends to Shareholders
Dividends from net investment income:
Class I	(1,160)	(2,324)	(2,935)	(293)
Class A	(149)	(202)	(66)	–
Class C	(4)	(11)	–	–
Total dividends	(1,313)	(2,537)	(3,001)	(293)
Share Transactions:
Proceeds from shares issued:
Class I	10,347	16,391	32,071	34,638
Class A	285	461	171	281
Class B	–	–	–	–
Class C	64	61	84	39
Proceeds from Merger Shares:(1)
Class I	–	–	–	113,906
Class A	–	–	–	1,115
Class C	–	–	–	103
Reinvestment of dividends and distributions:
Class I	1,113	2,258	1,356	143
Class A	142	195	60	–
Class C	4	11	–	–
Total proceeds from shares issued and reinvested	11,955	19,377	33,742	150,225
Value of shares redeemed:
Class I	(25,799)	(89,708)	(78,868)	(99,409)
Class A	(3,379)	(2,411)	(2,579)	(2,227)
Class C	(607)	(146)	(114)	(118)
Total value of shares redeemed	(29,785)	(92,265)	(81,561)	(101,754)
Increase (decrease) in net assets from share transactions	(17,830)	(72,888)	(47,819)	48,471
Total increase (decrease) in net assets	(2,338)	(56,328)	53,982	73,821
Net Assets:
Beginning of year	96,627	152,955	322,430	248,609
End of year*	$94,289	$96,627	$376,412	$322,430

*Including undistributed net investment income	$223	$173	$3,390	$2,742

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

104

Large Cap Core Equity Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

$190	$154	$396	$549	$2,766	$4,445	$482	$858

2,337	3,756	13,882	18,579	13,960	24,994	14,188	20,871

2,427	(176)	11,828	5,383	29,593	7,593	11,570	13,000
4,954	3,734	26,106	24,511	46,319	37,032	26,240	34,729

(153)	(332)	(583)	(471)	(2,714)	(4,497)	(919)	(170)
(24)	(10)	(60)	(23)	(325)	(440)	(367)	–
–	–	–	–	(1)	(2)	–	–
(177)	(342)	(643)	(494)	(3,040)	(4,939)	(1,286)	(170)
4,022	4,749	1,732	14,520	11,931	36,065	9,370	19,129
117	136	168	299	350	915	5,351	12,307
–	1	–	–	–	–	–	–
6	–	29	5	3	12	86	172
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
116	303	305	322	1,640	2,831	564	112
24	10	56	21	297	405	340	–
–	–	–	–	1	2	–	–
4,285	5,199	2,290	15,167	14,222	40,230	15,711	31,720
(7,519)	(115,901)	(40,008)	(118,567)	(109,293)	(150,789)	(27,265)	(64,285)
(931)	(625)	(3,539)	(2,488)	(6,510)	(5,759)	(25,816)	(21,029)
(17)	(25)	(50)	(28)	(107)	(82)	(2,105)	(1,535)
(8,467)	(116,551)	(43,597)	(121,083)	(115,910)	(156,630)	(55,186)	(86,849)
(4,182)	(111,352)	(41,307)	(105,916)	(101,688)	(116,400)	(39,475)	(55,129)
595	(107,960)	(15,844)	(81,899)	(58,409)	(84,307)	(14,521)	(20,570)
17,480	125,440	111,600	193,499	239,199	323,506	126,640	147,210
$18,075	$17,480	$95,756	$111,600	$180,790	$239,199	$112,119	$126,640

$30	$17	$77	$342	$376	$659	$51	$855

See Notes to Financial Statements.

105

PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended		For the Year Ended

	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010
Investment Activities:
Net investment income (loss)	$ 68	$ 157	$ (108)	$ 39
Net realized gain (loss) on investments sold and futures	4,745	3,660	5,324	3,089
Net change in unrealized appreciation/ depreciation on investments and futures	525	2,207	4,850	1,748
Net increase in net assets resulting from operations	5,338	6,024	10,066	4,876
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(229)	(433)	(22)	–
Class A	(3)	(3)	(1)	–
Class C	–	–	–	–
Distributions from net realized capital gains:
Class I	–	–	(23)	–
Class A	–	–	(47)	–
Total dividends and distributions	(232)	(436)	(93)	–
Share Transactions:
Proceeds from shares issued:
Class I	26	1,900	565	233
Class A	7	27	114	173
Class C	–	–	–	3
Shares issued from Mergers:(1)
Class I	–	–	–	15,630
Class A	–	–	–	16,917
Class C		–	–	129
Reinvestment of dividends and distributions:
Class I	229	433	31	–
Class A	3	3	46	–
Class C	–	–	–	–
Total proceeds from shares issued and reinvested	265	2,363	756	33,085
Value of shares redeemed:
Class I	(8,201)	(12,193)	(2,824)	(13,456)
Class A	(101)	(54)	(2,681)	(1,907)
Class C	–	–	(36)	(25)
Total value of shares redeemed	(8,302)	(12,247)	(5,541)	(15,388)
Increase (decrease) in net assets from share transactions	(8,037)	(9,884)	(4,785)	17,697
Total increase (decrease) in net assets	(2,931)	(4,296)	5,188	22,573
Net Assets:
Beginning of year	18,471	22,767	27,618	5,045
End of year*	$15,540	$18,471	$32,806	$27,618

*Including undistributed (distributions in excess of ) net investment income	$ (1)	$ 148	$ –	$ 22

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

106

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Core Fund
For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

$ 293	$190	$1,906	$1,897	$(303)	$(480)
5,237	1,234	4,659	(1,312)	31,756	18,151

4,267	10,681	20,069	21,675	18,338	28,592
9,797	12,105	26,634	22,260	49,791	46,263

(301)	–	(1,580)	(1,608)	–	–
(239)	–	(296)	(282)	–	–
(3)	–	(12)	(11)	–	–

–	–	–	–	–	–
–	–	–	–	–	–
(543)	–	(1,888)	(1,901)	–	–

2,688	3,965	21,040	14,366	13,268	30,031
2,220	847	3,121	3,713	352	218
53	28	120	437	67	117

–	–	–	–	–	29,192
–	–	–	–	–	482
	–		–	–	166

74	–	1,400	1,417	–	–
230	–	284	271	–	–
2	–	12	11	–	–
5,267	4,840	25,977	20,215	13,687	60,206

(7,494)	(20,259)	(35,478)	(32,044)	(67,460)	(64,887)
(7,132)	(5,534)	(4,162)	(5,569)	(632)	(500)
(570)	(566)	(207)	(234)	(231)	(331)
(15,196)	(26,359)	(39,847)	(37,847)	(68,323)	(65,718)
(9,929)	(21,519)	(13,870)	(17,632)	(54,636)	(5,512)
(675)	(9,414)	10,876	2,727	(4,845)	40,751

39,853	49,267	108,825	106,098	185,749	144,998
$ 39,178	$39,853	$119,701	$108,825	$180,904	$185,749

$ (1)	$246	$323	$305	$(4)	$(3)

See Notes to Financial Statements.

107

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

1. Fund Organization

PNC Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust is a Delaware statutory trust. As of May 31, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Tax Exempt Bond Funds and Money Market Funds are not presented herein, but are presented separately.

Fund Reorganizations

At the close of business on July 24, 2009, the Allegiant Small Cap Growth and the Allegiant Multi-Factor Mid Cap Growth Funds (the “Merging Funds”) merged into the Allegiant Multi-Factor Small Cap Growth Fund (the “Successor Fund”). The net assets of the Merging Funds were transferred at fair value in a tax-free exchange to the Successor Fund. With this transfer, a shareholder of the Merging Funds’ Class I, Class A, and Class C Shares automatically became a shareholder of the same Class of the corresponding Successor Fund.

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The table below summarizes the asset transfers and conversion ratios for each exchange.

Merging Funds	Shares Redeemed	Net Assets on 07/24/09 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Successor Fund	Shares Issued	Net Assets on 07/24/09 (000)*
Allegiant Multi-Factor Mid Cap Growth Fund						Allegiant Multi-Factor Small Cap Growth Fund
Class I	265,082	$ 1,521	$ 20,365	$210	0.72738	Class I	192,815	N/A
Class A	1,498,826	8,231	(20,070)	412	0.70197	Class A	1,052,127	N/A
Class C	10,919	48	(11)	2	0.55577	Class C	6,068	N/A
Allegiant Multi-Factor Mid Cap Growth Fund Total		$ 9,800	$ 284	$624
Allegiant Small Cap Growth Fund						Allegiant Multi-Factor Small Cap Growth Fund
Class I	1,918,529	$14,109	$ 2,478	$134	0.93227	Class I	1,788,586	$21,114
Class A	1,217,760	8,686	(965)	84	0.91170	Class A	1,110,232	16,957
Class C	12,297	81	(85)	1	0.82503	Class C	10,145	130
Allegiant Small Cap Growth Fund Total		$22,876	$ 1,428	$219		Allegiant Multi-Factor Small Cap Growth Fund Total		$38,201

*	Amounts reflect net assets of Successor Fund subsequent to merger.

At a special meeting of shareholders held on December 15, 2009, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”), approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, a shareholder of the Acquired Funds’ Class I, Class A and Class C Shares automatically became a shareholder of the same Class of the corresponding Acquiring Funds.

Acquiring Funds	Acquired Funds
Allegiant International Equity Fund	PNC International Equity Fund
Allegiant Small Cap Core Fund	PNC Capital Opportunities Fund

The table below summarizes the asset transfers and conversion ratios for each exchange.

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*
PNC International Equity Fund						Allegiant International Equity Fund
Class I	11,727,355	$113,906	$6,750	$27,086	0.74922	Class I	8,786,394	$388,179
Class A	117,121	1,115	(230)	259	0.74039	Class A	86,715	12,006
Class C	11,065	103	165	24	0.74407	Class C	8,233	367
PNC International Equity Fund Total		$115,124	$6,685	$27,369		Allegiant International Equity Fund Total		$400,552

109

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31 , 2011

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*
PNC Capital Opportunities Fund						Allegiant Small Cap Core Fund
Class I	4,167,139	$29,192	$ 202	$5,184	0.78167	Class I	3,257,320	$182,125
Class A	72,235	482	(193)	84	0.75537	Class A	54,564	2,122
Class C	26,160	166	50	18	0.74673	Class C	19,535	804
PNC Capital Opportunities Fund Total		$29,840	$ 59	$5,286		Allegiant Small Cap Core Fund Total		$185,051

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at their bid prices. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where

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there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

Futures contracts which are valued at their daily closing price.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair valuation of investments.

111

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31 , 2011

Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements. The Funds did not have any significant transfers between Level 1 and Level 2 during the fiscal year ended May 31, 2011.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2011 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500 Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

When-Issued and Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery

112

transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Certain Funds may purchase or sell securities on a when-issued basis. These transactions (principally, TBA’s or To Be Announced) are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2011 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the fiscal year ended ended May 31, 2011 are included in the respective Fund’s Statement of Operations.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region. Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open as of May 31, 2011 are included in the respective Fund’s Schedule of Investments.

During the fiscal year ended ended May 31, 2011, the futures transactions executed by the Equity Funds were as follows:

	Notional Cost of Contracts May 31, 2010 (000)	Notional Cost of Contracts Opened (000)	Notional Cost of Contracts Closed (000)	Notional Cost of Contracts May 31, 2011 (000)
Balanced Allocation Fund	$661	$1,628	$(1,929)	$360
International Equity Fund	9,261	38,947	(38,028)	10,180
Large Cap Growth Fund	2,145	20,767	(21,571)	1,341
S&P 500 Index Fund	2,152	18,158	(19,579)	731
Small Cap Core Fund	2,698	11,005	(11,951)	1,752

113

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31 , 2011

Foreign Equity Certificates

The Balanced Allocation and International Equity Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity linked certificates or participation notes. When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly-owned subsidiary of PNC Financial Services Group, Inc. (“PNC Group”) are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. GE Asset Management, Inc. (“GEAM”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, GEAM is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Funds. Such waivers and expense reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued at any time. Effective October 1, 2010, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the expense ratios of Class I, Class A and Class C Shares of certain Funds at no higher than the following expense ratios:

	Total Annual Fund Operating Expenses after Fee Waivers*
	Class I	Class A	Class C
Balanced Allocation Fund	1.00%	1.29%	2.00%
Large Cap Core Equity Fund	0.94%	1.24%	1.94%
Large Cap Growth Fund	0.98%	1.28%	1.98%
Multi-Factor Small Cap Core Fund	0.95%	1.24%	N/A
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%
Multi-Factor Small Cap Value Fund	1.25%	1.55%	2.25%

* These contractual waivers are expected to remain in effect until September 30, 2011.

Prior to October 1, 2010, the Adviser voluntarily agreed to waive fees and reimburse expenses in order to limit the expense ratios with the exception of the Balanced Allocation Fund. Effective October 1, 2010, an expense limitation agreement for the Funds listed in the table above was made contractual and will continue through September 30, 2011, at which time the Adviser will determine whether to renew, revise or discontinue the waivers. Additionally, each Fund above may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the Expense Limitation Agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual net operating expenses to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts previously waived or reimbursed by the Adviser before October 1, 2011 and more than 36 months after the date such amounts are waived or reimbursed by the Adviser.

The following tables list the contractual advisory fees and the waivers that were in effect during the fiscal year ended ended May 31, 2011.

114

	Advisory Fee on Net Assets	Fee Waiver*
Balanced Allocation Fund	0.75%	0.05%
International Equity Fund	1.00%	–
Mid Cap Value Fund	0.75%	–

	Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver*
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	0.34%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.09%
Large Cap Value Fund	0.75%	0.70%	0.65%	–

	Advisory Fee on Net Assets
	First $50 Million	Next $100 Million	$150 Million and Over
S&P 500 Index Fund*	0.15%	0.10%	0.075%

	Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver*
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.47%
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.97%
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	0.36%
Small Cap Core Fund	1.00%	0.95%	0.90%	–
* These contractual waivers are expected to remain in effect until September 30, 2011.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. Effective October 1, 2010, the Board approved a contractual commitment whereby reimbursements under the Funds’ distribution plans for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2011, at which time the Board will determine whether to renew, revise or discontinue it. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the fiscal year ended ended May 31, 2011, the 12b-1 fee accrual rates were as shown below:

		Annual Rate
	Class A		Class C
Balanced Allocation Fund	0.040%		0.75%
International Equity Fund	0.050%		0.75%
Large Cap Core Equity Fund*	0.030%		0.75%
Large Cap Growth Fund	0.050%		0.75%
Large Cap Value Fund	0.050%		0.75%
Mid Cap Value Fund	0.050%		0.75%

115

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

		Annual Rate
	Class A		Class C
Multi-Factor Small Cap Core Fund*	0.030%		0.75%
Multi-Factor Small Cap Growth Fund	0.030%		0.75%
Multi-Factor Small Cap Value Fund*	0.040%		0.75%
S&P 500 Index Fund	0.005%		0.75%
Small Cap Core Fund	0.050%		0.75%

*Prior to October 1, 2010 the 12b-1 fee accrual rates for the Large Cap Core Equity Fund, Multi-Factor Small Cap Core Fund and Multi-Factor Small Cap Value Fund were 0.050%, 0.040% and 0.050%, respectively.

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Transactions with Affiliates

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global Investment Servicing (“PNC Global”) to The Bank of New York Mellon Corporation. The stock sale included PNC Global and PFPC Trust Co. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. was renamed BNY Mellon Investment Servicing Trust Company (“BNY Mellon Trust”) effective July 1, 2011.

Prior to July 1, 2010, PNC Global and PFPC Trust Co. were indirect, wholly owned subsidiaries of PNC Group and, as a result, were considered affiliates of the Adviser. During the period June 1, 2010 to June 30, 2010, PNC Global and PFPC Trust Co. received $400,572 from the Trust in aggregate fees and expenses for services rendered under the Co-Administration and Accounting Services, Custody and Transfer Agency Services Agreements. Of this amount, the Equity Funds paid $202,434 to PNC Global and PFPC Trust Co.

As of July 1, 2010, the following transactions are no longer considered Transactions with Affiliates.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the fiscal year ended May 31, 2011, approximately 0.0210% was allocated to BNY Mellon and 0.0290% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Custodian Fees

BNY Mellon Trust, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. BNY Mellon Trust also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. BNY Mellon Trust also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

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Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the fiscal year ended ended May 31, 2011, BNY Mellon received $2,064,745 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Equity Funds paid $1,000,086 to BNY Mellon.

Affiliated Holdings

The common stock of PNC Group, the indirect parent company of the Adviser to the Trust, is included in the S&P 500® Index. Like the other stocks in the S&P 500® Index, the S&P 500 Index Fund will invest in the common stock of the PNC Group in approximately the same proportion as the percentage the PNC Group common stock represents in the S&P 500® Index. Dividends received from such investments are reported as “Dividends from affiliated holdings” in the Statements of Operations. Gains and/or losses from the sale of such investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statement of Operations.

Affiliated Funds

Pursuant to SEC rules, the Equity Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the fiscal year ended May 31, 2011 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Fund (000)	Institutional Money Market Trust* (000)
Balanced Allocation Fund	$(1,294)	$–	$(144)
International Equity Fund	15,654	–	(2,775)
Large Cap Core Equity Fund	(8)	–	–
Large Cap Growth Fund	(1,063)	–	–
Large Cap Value Fund	(3,222)	–	–
Mid Cap Value Fund	(1,261)	–	–
Multi-Factor Small Cap Core Fund	(1,022)	298	–
Multi-Factor Small Cap Growth Fund	(344)	621	–
Multi-Factor Small Cap Value Fund	(54)	1,373	–
S&P 500 Index Fund	(1,121)	73	–
Small Cap Core Fund	1,520	11,449	–
*Advised	by BlackRock, Inc.

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2011 are included in the respective Fund’s Schedules of Investments.

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PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

4. Investments

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$51,696	$67,894
International Equity Fund	125,949	203,034
Large Cap Core Equity Fund	14,963	19,059
Large Cap Growth Fund	71,029	111,175
Large Cap Value Fund	142,136	240,409
Mid Cap Value Fund	37,194	76,421
Multi-Factor Small Cap Core Fund	15,341	23,561
Multi-Factor Small Cap Growth Fund	26,438	30,507
Multi-Factor Small Cap Value Fund	29,383	39,372
S&P 500 Index Fund	30,777	43,238
Small Cap Core Fund	84,851	139,915

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$12,661	$16,249

5. Federal Income Taxes

Each of the Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2011 and for all open tax years (years ended May 31, 2008 through May 31, 2010) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2011 and May 31, 2010 were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Balanced Allocation Fund
2011	$1,313	$–	$–	$1,313
2010	2,537	–	–	2,537
International Equity Fund
2011	3,001	–	–	3,001
2010	293	–	–	293
Large Cap Core Equity Fund
2011	177	–	–	177
2010	342	–	–	342
Large Cap Growth Fund
2011	643	–	–	643
2010	494	–	–	494

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	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Large Cap Value Fund
2011	$3,040	$–	$–	$3,040
2010	4,939	–	–	4,939
Mid Cap Value Fund
2011	1,286	–	–	1,286
2010	170	–	–	170

Multi-Factor Small Cap Core Fund
2011	232	–	–	232
2010	436	–	–	436
Multi-Factor Small Cap Growth Fund
2011	23	70	–	93
2010	–	–	–	–
Multi-Factor Small Cap Value Fund
2011	543	–	–	543
2010	–	–	–	–
S&P 500 Index Fund
2011	1,888	–	–	1,888
2010	1,901	–	–	1,901

As of May 31, 2011, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$ 99,479	$ 224	$ (11,881)	$ –	$ 6,469	$ (2)	$ 94,289
International Equity Fund	413,558	4,034	(57,688)	(150)	16,664	(6)	376,412
Large Cap Core Equity Fund	53,404	30	(38,616)	–	3,257	– *	18,075
Large Cap Growth Fund	141,330	79	(65,190)	–	19,539	(2)	95,756
Large Cap Value Fund	291,503	381	(115,071)	–	3,982	(5)	180,790
Mid Cap Value Fund	170,572	55	(61,675)	–	3,171	(4)	112,119
Multi-Factor Small Cap Core Fund	21,758	–	(9,791)	–	3,574	(1)	15,540
Multi-Factor Small Cap Growth Fund	36,764	–	(12,278)	–	8,320	– *	32,806
Multi-Factor Small Cap Value Fund	94,743	–	(64,098)	–	8,534	(1)	39,178
S&P 500 Index Fund	89,638	325	(4,220)	–	33,968	(10)	119,701
Small Cap Core Fund	156,817	–	(8,125)	–	32,329	(117)	180,904

*Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through May 31, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, paydowns, foreign currency translation and the expiration of capital loss caryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended ended May 31, 2011:

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PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$ 58	$ (58)	$ –
International Equity Fund	(308)	2,308	(2,000)
Large Cap Growth Fund	(18)	18	–
Large Cap Value Fund	(9)	9	–
Multi-Factor Small Cap Core Fund	15	(8)	(7)
Multi-Factor Small Cap Growth Fund	109	347	(456)
Multi-Factor Small Cap Value Fund	3	86	(89)
Small Cap Core Fund	302	1	(303)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the year ended May 31, 2011, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Balanced Allocation Fund	$5,576
International Equity Fund	39,547
Large Cap Core Equity Fund	2,248
Large Cap Growth Fund	13,794
Large Cap Value Fund	13,275
Mid Cap Value Fund	11,861
Multi-Factor Small Cap Core Fund	4,649
Multi-Factor Small Cap Growth Fund	5,231
Multi-Factor Small Cap Value Fund	5,049
S&P 500 Index Fund	4,262
Small Cap Core Fund	31,899

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2012	2015	2016	2017	2018	Total
Balanced Allocation Fund	$–	$–	$–	$7,766	$4,115	$11,881
International Equity Fund(1)(5)	–	–	–	44,451	13,237	57,688
Large Cap Core Equity Fund(4)	–	–	10,736	–	27,880	38,616
Large Cap Growth Fund(4)	–	–	24,324	–	40,866	65,190
Large Cap Value Fund	–	–	–	70,921	44,150	115,071
Mid Cap Value Fund	–	–	–	40,981	20,694	61,675
Multi-Factor Small Cap Core Fund	–	–	–	5,939	3,852	9,791
Multi-Factor Small Cap Growth Fund(2)(3)	1,676	233	97	10,272	–	12,278
Multi-Factor Small Cap Value Fund	–	–	597	39,173	24,328	64,098
S&P 500 Index Fund	–	–	–	–	4,220	4,220
Small Cap Core Fund(1)	–	–	–	7,413	712	8,125

(1)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.
(2)

The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth and Allegiant Small Cap Growth Funds on July 24, 2009.

(3)	Capital loss carryforwards in the amount of (in thousands) $381 for the Multi-Factor Small Cap Growth Fund were written off due to limitations from the Fund’s mergers.
(4)	The Funds were subject to limitations not related to the respective Funds’ mergers.
(5)	Capital loss carryforwards in the amount of (in thousands) $2,000 for the International Equity Fund expired unused during the year ended May 31, 2011.

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6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class C
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Balanced Allocation Fund
Shares issued	1,037	1,828	28	52	6	7
Shares exchanged	–	–	–	–	–	–
Shares reinvested	117	258	15	22	–	1
Shares redeemed	(2,681)	(9,786)	(340)	(267)	(59)	(16)
Net decrease	(1,527)	(7,700)	(297)	(193)	(53)	(8)

International Equity Fund
Shares issued	2,112	2,763	12	22	6	3
Shares from merger	–	8,786	–	87	–	8
Shares exchanged	–	–	–	–	–	–
Share reinvested	90	11	4	–	–	–
Shares redeemed	(5,501)	(7,668)	(177)	(173)	(8)	(10)
Net increase (decrease)	(3,299)	3,892	(161)	(64)	(2)	1

Large Cap Core Equity Fund
Shares issued	435	563	12	17	1	–
Shares exchanged	–	–	–	–	–	–
Shares reinvested	12	41	3	1	–	–
Shares redeemed	(750)	(15,690)	(96)	(78)	(2)	(3)
Net decrease	(303)	(15,086)	(81)	(60)	(1)	(3)

Large Cap Growth Fund
Shares issued	118	1,106	11	23	2	–
Shares exchanged	–	–	–	–	–	–
Shares reinvested	19	26	4	2	–	–
Shares redeemed	(2,682)	(9,374)	(236)	(191)	(4)	(2)
Net decrease	(2,545)	(8,242)	(221)	(166)	(2)	(2)

Large Cap Value Fund
Shares issued	966	3,045	27	78	–	1
Shares exchanged	–	–	–	–	–	–
Shares reinvested	134	243	24	34	–	–
Shares redeemed	(8,506)	(12,506)	(511)	(483)	(9)	(7)
Net decrease	(7,406)	(9,218)	(460)	(371)	(9)	(6)

Mid Cap Value Fund
Shares issued	776	1,887	450	1,216	8	18
Shares exchanged	–	–	–	–	–	–
Shares reinvested	45	11	28	–	–	(149)
Shares redeemed	(2,255)	(6,129)	(2,225)	(2,085)	(185)	–
Net decrease	(1,434)	(4,231)	(1,747)	(869)	(177)	(131)

121

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31,2011

	Class I		Class A		Class C
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10

Multi-Factor Small Cap Core Fund
Shares issued	3	266	1	3	–	–
Shares exchanged	–	–	–	–	–	–
Shares reinvested	22	53	–	–	–	–
Shares redeemed	(767)	(1,464)	(10)	(7)	–	–
Net decrease	(742)	(1,145)	(9)	(4)	–	–

Multi-Factor Small Cap Growth Fund
Shares issued	63	28	11	21	–	1
Shares from merger	–	1,981	–	2,162	–	16
Shares exchanged	–	–	–	–	–	–
Shares reinvested	3	–	4	–	–	–
Shares redeemed	(303)	(1,594)	(261)	(228)	(3)	(3)
Net increase (decrease)	(237)	415	(246)	1,955	(3)	14

Multi-Factor Small Cap Value Fund
Shares issued	223	407	203	91	5	3
Shares exchanged	–	–	–	–	–	–
Shares reinvested	6	–	19	–	–	–
Shares redeemed	(642)	(2,015)	(639)	(595)	(56)	(67)
Net decrease	(413)	(1,608)	(417)	(504)	(51)	(64)

S&P 500 Index Fund
Shares issued	2,257	1,674	321	434	13	50
Shares exchanged	–	–	–	–	–	–
Shares reinvested	150	168	31	32	1	1
Shares redeemed	(3,677)	(3,687)	(432)	(650)	(21)	(27)
Net increase (decrease)	(1,270)	(1,845)	(80)	(184)	(7)	24

Small Cap Core Fund
Shares issued	1,227	3,432	32	23	6	14
Shares from merger	–	3,257	–	55	–	20
Shares exchanged	–	–	–	–	–	–
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(5,921)	(7,167)	(55)	(54)	(24)	(36)
Net increase (decrease)	(4,694)	(478)	(23)	24	(18)	(2)

7. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not

122

be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

8. Securities Lending

To generate additional income, the Equity Funds may lend their securities pursuant to securities lending agreements (“Lending Agreements”). The Balanced Allocation and International Equity Funds may lend their international securities pursuant to lending agreements with BNY Mellon Trust, the international securities lending agent, and other Equity Funds may lend their securities pursuant to securities lending agreements with Union Bank NA (“UB”), the domestic securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The domestic lending Funds and the international lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UB and BNY Mellon Trust, respectively. There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

11. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Effective July 1, 2011, the name of the PNC Small Cap Core Fund was changed to PNC Small Cap Fund.

123

PNC NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2010 income tax purposes will be sent to them in early 2012. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2011 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Multi-Factor Small Cap Growth Fund	$70

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	62.66%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	96.92%
Multi-Factor Small Cap Growth Fund	96.46%
Multi-Factor Small Cap Value Fund	38.27%
S & P 500 Index Fund	100.00%

If a Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.338 per share (representing a total of (in thousands) $8,518). The total amount of taxes paid to such countries is $0.034 per share (representing a total of (in thousands) $852).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	66.72%
International Equity Fund	100.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Growth Fund	100.00%
Multi-Factor Small Cap Value Fund	54.67%
S&P 500 Index Fund	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

124

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

(Unaudited)

A description of the policies and procedures that PNC Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how pnc Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

BNY Mellon Investment Servicing

Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

760 Moore Road

King of Prussia, PA 19406

**INVESTMENT ADVISER:**

PNC Capital Advisors, LLC

Two Hopkins Plaza

Baltimore, MD 21201

PNC FUNDS

AR-001-0611

# ANNUAL REPORT

May 31, 2011

**PNC Fixed Income Funds**

**PNC Tax Exempt Bond Funds**

PNC
FUNDS

PNC FIXED INCOME AND TAX EXEMPT BOND FUNDS ANNUAL REPORT	TABLE OF CONTENTS

	Message from the Chairman	1
	Message from the President	2
	Fixed Income Funds Overview	8
	Tax Exempt Bond Funds Overview	18
	Expense Tables	29
FIXED INCOME FUNDS	Trustees and Officers of the Trust	32
Bond Fund Government Mortgage Fund High Yield Bond Fund Intermediate Bond Fund Limited Maturity Bond Fund Total Return Advantage Fund Ultra Short Bond Fund	Report of Independent Registered Public Accounting Firm	35

		Financial Highlights	Schedules of Investments

	Bond Fund	36	49
	Government Mortgage Fund	37	54
	High Yield Bond Fund	38	56
TAX EXEMPT BOND FUNDS	Intermediate Bond Fund	39	59
Intermediate Tax Exempt Bond Fund Maryland Tax Exempt Bond Fund Michigan Intermediate Municipal Bond Fund Ohio Intermediate Tax Exempt Bond Fund Pennsylvania Intermediate Municipal Bond Fund Tax Exempt Limited Maturity Bond Fund	Limited Maturity Bond Fund	40	64
	Total Return Advantage Fund	41	69
	Ultra Short Bond Fund	42	77
	Intermediate Tax Exempt Bond Fund	43	81
	Maryland Tax Exempt Bond Fund	44	84
	Michigan Intermediate Municipal Bond Fund	45	87
	Ohio Intermediate Tax Exempt Bond Fund	46	89
	Pennsylvania Intermediate Municipal Bond Fund	47	92
	Tax Exempt Limited Maturity Bond Fund	48	94
	Investment Abbreviations and Definitions		98
OTHER PNC FUNDS	Statements of Assets and Liabilities		100
	Statements of Operations		108
	Statements of Changes in Net Assets		112
EQUITY FUNDS	Notes to Financial Statements		118
Balanced Allocation Fund International Equity Fund Large Cap Core Equity Fund Large Cap Growth Fund Large Cap Value Fund Mid Cap Value Fund Multi-Factor Small Cap Core Fund Multi-Factor Small Cap Growth Fund Multi-Factor Small Cap Value Fund S&P 500 Index Fund Small Cap Core Fund	Notice to Shareholders		134
	Proxy Voting and Quarterly Schedules of Investments		135

	This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE
MONEY MARKET FUNDS Government Money Market Fund Money Market Fund Ohio Municipal Money Market Fund Pennsylvania Tax Exempt Money Market Fund Tax Exempt Money Market Fund Treasury Money Market Fund

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2011 The PNC Financial Services Group, Inc. All rights reserved.

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE CHAIRMAN

July 2011

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2011, total assets of PNC Funds decreased from $9.1 to $7.8 billion, primarily as a result of shareholder outflows from money market funds.

Last month, three members of the Board of Trustees retired. We extend our heartfelt thanks to former Co-Chairmen John R. Murphy and Robert D. Neary, and former Audit Committee Chairman Kelley J. Brennan, for their years of valuable service to PNC Funds. I am honored to have been elected as the new Chairman by the Board of Trustees. I look forward to sharing my business and leadership experience with the Board, and collectively we will continue to monitor PNC Funds on behalf of shareholders.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John G. Drosdick

Chairman

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“...the U.S. economy	Dear Shareholders:
built momentum through much of the annual period.”

We are pleased to present this annual report for the PNC Fixed Income and Tax Exempt Bond Funds. This report provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2011 were rewarding for the PNC Fixed Income and Tax Exempt Bond Funds. Highlights of the annual period include the following:

•  Each of the PNC Fixed Income and Tax Exempt Bond Funds generated solid positive absolute returns during the annual period. Six of the 13 PNC Fixed Income and Tax Exempt Bond Funds also outperformed their respective benchmark index and/or Lipper peer group for the 12 months ended May 31, 2011 and another five performed in line with their respective benchmark index and/or Lipper peer group.* Such absolute and relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

•  We continued to draw on the proven experience of several of the portfolio managers of PNC Capital Advisors, LLC. Effective December 3, 2010, Adam Mackey took over as sole portfolio manager of the PNC Tax Exempt Bond Funds.

•  We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Fixed Income and Tax-Exempt Bond Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2011, especially given the volatility experienced during the annual period.

Economic Review
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011 * Past performance is no guarantee of future results.

Despite continued headwinds from high unemployment and weakness in the housing market, the U.S. economy built momentum through much of the annual period. Real Gross Domestic Product (“GDP”) had increased just 1.7% in the second quarter of 2010 but then accelerated to 2.6% and 3.1% in the third and fourth quarters of 2010, respectively. Such economic expansion was supported by several factors, including the Federal Reserve Board’s (the Fed’s) second round of quantitative easing (known as “QE2”), which were formally announced in November 2010. QE2 entailed purchasing $600 billion of U.S. Treasury securities and re-investing proceeds from the sale of agency mortgage-backed securities into additional U.S. Treasury securities in an effort to spur economic growth. Other factors supporting economic momentum included growing real income and consumption as employment gained traction. Consumer credit became somewhat more readily available and lower payroll taxes increased disposable incomes. For businesses, corporate profitability remained strong, and commercial and industrial loan growth accelerated. Toward the end of the annual period, optimism regarding sustainable economic growth was replaced with diminishing investor confidence, sparked by weak economic data. For example, U.S. GDP decelerated to 1.8% in the first quarter of 2011. Also, improvement in the labor market began to soften, with the unemployment rate ticking up to 9.1% in May 2011 from a March 2011 low of 8.8%. The housing market languished amidst a combination of tepid demand and an oversupply of distressed properties. New and existing home sales remained near historical low levels, and the S&P/Case-Schiller Home Price Index hit a new cyclical low, reaching levels not seen since 2002.

“...the Fed left the tar- geted federal funds rate unchanged at a range of 0% to 0.25%.”

Several major exogenous worldwide events impacted the U.S. economy in the last months of the annual period as well. First, European sovereign debt crises carried on, as Ireland, Spain and Portugal weakened, and German growth, strong early in the annual period, began to moderate in the first months of 2011. Despite this, the European Central Bank (“ECB”) became the first major central bank in a developed economy to raise interest rates since the recession hit in 2008. The ECB raised interest rates in early April 2011 from 1% to 1.25% in an effort to fight against rising energy and food prices. Second, the Middle East and North Africa region was the source of civil unrest, which led to increasing pressure on energy prices. Finally, a massive earthquake and tsunami in Japan affected a nation responsible for 9% of the world’s economic output and approximately $770 billion in exports, particularly in the automobile and electronics industries. Rebuilding efforts there are likely to total over $10 billion and the supply chain impact may have lasting effects on the global economy.

Fixed Income

The annual period was one wherein low interest rates and strengthening economic data overall led to continued demand for riskier fixed income assets. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds involves greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

Concerns about stalling economic growth, combined with mounting anticipation of government bond purchases by the Fed to expand the money supply and the hangover from the European debt crisis, overrode “bond bubble” fears and strong equity market performance to press interest rates and U.S. Treasury yields lower through September 2010. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, the third calendar quarter was the third consecutive quarter that the Treasury market rallied. Still, outperforming U.S. Treasuries were corporate bonds — both high yield and investment grade — which rallied with stocks, as paltry interest rates encouraged investors to reach for more yield. Commercial mortgage-backed securities also performed well. Through September, the most notable lagging U.S. taxable fixed income sector was agency mortgage-backed securities. Record low interest rates spurred a wave of home mortgage refinancing, which detracted from the performance of these mortgage-backed securities. Anticipation of the impact of the Fed’s quantitative easing and speculation about the possible lowering of refinancing standards by Fannie Mae and Freddie Mac also had a negative impact on mortgage-backed securities.

By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“Despite mixed eco- nomic data, virtually all of the major U.S. equity indices enjoyed solid double-digit returns during the 12 months...”

U.S. Treasury yields rose significantly during the fourth quarter of 2010, from 2.53% at the end of September to 3.30% at the end of December. Non-Treasury sectors continued to outperform U.S. Treasuries during the fourth calendar quarter. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead once again.

In the first months of the new calendar year, economic prospects, with the exception of the housing sector, appeared to be improving further. The Fed continued to implement its quantitative easing program, and Congress and the Obama administration had agreed in December on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. However, risks to the economy began to grow, as political unrest emerged in the Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by an earthquake and tsunami, followed by a disaster at its Fukushima Daiichi nuclear plant. As the risks to economic growth mounted, U.S. government bond yields began to decline again. Meanwhile, non-Treasury sectors were relatively resilient throughout the first months of 2011, with most major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose. For the first calendar quarter, high yield corporate bonds, Treasury inflation protected securities (TIPS) and commercial mortgage-backed securities were strongest. For the annual period overall, these three sectors, along with investment grade corporate bonds, were the leading fixed income sectors.

While most non-Treasury sectors outperformed U.S. Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 33 basis points (a basis point is 1/100th of a percent) to 0.45% and 10-year Treasury yields dropped 24 basis points to 3.05%. Long-term Treasury yields actually rose modestly, increasing 3 basis points to 4.22%. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

The tax-exempt bond market overall underperformed the taxable fixed income market for the annual period, as measured by the Barclays Capital Municipal Bond Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. Municipal bonds benefited through the third quarter of 2010 both from the reach for yield and from expectations of higher tax rates, in spite of increased default worries triggered by headline-making state and local government financial woes. However, the tax-exempt bond market then experienced a correction as the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. Another factor that served to upset the municipal bond market was the proclamation on “60 Minutes” in mid-December by Meredith Whitney, a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall. As voices from many corners of the marketplace refuted the assertions of Ms. Whitney, the tax-exempt bond market saw decidedly better results in April and May 2011. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors.

Equities	“...new regulations

Despite mixed economic data, virtually all of the major U.S. equity indices enjoyed solid double-digit returns during the 12 months ended May 31, 2011. The equity market rally that began in early March 2009 persevered but not without high volatility and significant fluctuation in investor sentiment.

As the annual period began in June 2010, the U.S. equity market struggled. Investors had become somewhat skeptical of the economic recovery at home and worries about escalating sovereign debt crises in peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth.

sought to increase credit quality, improve liquidity, shorten matu- rity limits and modify the reporting require- ments of money market funds.”

All major U.S. equity indices subsequently posted positive returns in the third calendar quarter, as the second calendar quarter corporate earnings season delivered a higher than average level of positive surprises for both large and small cap stocks. Containment of the Gulf oil spill and completion of European bank stress tests in July 2010 helped ease investor risk aversion as well. Disappointing housing and unemployment reports led to an equity market sell-off in August, but strong economic reports and better visibility with regard to the fall election season led to the best September since 1954 for the S&P 500® Index and the best September for the Russell 2000® Index since 1939.

Though there was a slight market sell-off coming into election season in early November, U.S. equity market trends were remarkably positive from September through December 2010. A combination of strong third calendar quarter corporate earnings reports, resolution to the tax situation, and better than expected economic data led to heightened 2011 economic growth expectations, which translated to solid equity performance with major index returns in the double digits.

The first quarter of 2011 saw reports of another relatively strong earnings season for companies. Indeed, reports of fourth quarter 2010 corporate earnings indicated strong results with top line revenue gains becoming more impactful than cost cutting measures. Also, corporate cash levels were near or above pre-recession levels, giving corporations the flexibility to drive capital spending and job growth. Despite the global disasters that occurred, U.S. equities performed well through April 2011, defying the belief that uncertainty would spur a flight to quality. May 2011, however, saw slight declines in the U.S. equity market, as investors grew increasingly concerned about weak domestic economic and job growth, a difficult housing market, high commodity prices, turmoil in European financial markets and uncertainty over how the U.S. federal government’s debt ceiling may be raised.

For the annual period as a whole, the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, but the fundamentals that drive equities held up well overall. Mid-cap stocks within the U.S. equity market performed best, followed by small-cap stocks and then large-cap stocks. Growth stocks materially outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, rose roughly in line with each other	Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“...sovereign debt issues remain the major head-

and with U.S. stocks, despite developed international markets struggling with sovereign debt worries and slow economic growth and emerging equity markets being weighed upon by escalating inflation fears.

wind.”	Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was the changing regulatory environment. Perhaps most prominent was the ongoing effort by money market funds to comply with amendments to Rule 2a-7 of the Investment Company Act of 1940, as amended, which were designed to improve the transparency of money market funds and their stability during periods of market turmoil. These new regulations sought to increase credit quality, improve liquidity, shorten maturity limits and modify the reporting requirements of money market funds.

Our View Ahead

In our view, despite some disappointing indicators late in the annual period, the U.S. economy has likely moved into a sputtering but somewhat stable expansionary phase. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, although growth in the U.S. economy looked in May 2011 a little slower than it did three months prior, real GDP is still expected to grow at an annualized rate of 3.2% in the second quarter of 2011. We believe U.S. GDP remains on track to grow at about 2.5% to 3.5% for the 2011 calendar year. However, risks remain that could hamper GDP growth, particularly from areas outside of the U.S. These risks include rising oil and other commodity prices, turmoil in the Middle East and North Africa region, and ongoing rebuild in Japan. The Fed stated late in the annual period that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually, but it continues to monitor the economy to determine policy responses. They continue to have modest inflation expectations for 2011 and 2012, with a top level of 2.8%.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

Looking forward for U.S. equities, then, we believe corporate earnings will likely remain strong, although we are sensitive to margin pressures associated with rising commodity prices. We believe U.S. large-cap equities may provide the best potential in the months ahead, given their attractive valuations and the tendency for small-cap leadership to wane at this point in an economic expansion. Within developed international equity markets, sovereign debt issues remain the major headwind. For emerging market equities, we anticipate improved performance, as we believe inflation will likely abate later in 2011 and that while economic growth may slow, it should still outpace both U.S. and developed market growth and may well do so more sustainably. Oil prices remain a wild card that will have significant impact on both emerging and developed economies.

Fixed income market fundamentals were characterized at the end of the annual period by increased inflation expectations, particularly at the short-term end of the yield curve, or spectrum of maturities, as well as by increased headline inflationary pressure from oil and food prices, modest economic growth and improving labor markets. On the fiscal policy front, state and local governments seemed to be making headway with budget cuts. However, they still faced budget shortfalls and layoffs, and Democrats and Republicans at the federal level continue to battle over marginal decreases in spending. We believe we will see federal fiscal policy turn toward restraint in the medium term as budget deficits are unsustainable. On the monetary policy front, we expect the

Fed to remain on hold until early 2012 and for QE2 to expire as scheduled at the end of June. At the end of the annual period, corporate bonds appeared to be more attractive than U.S.Treasuries, as corporate fundamentals have been strong with low default rates, high cash balances, improved earnings and reduced leverage. Spreads, or the difference in yields between corporate bonds and similar-duration U.S. Treasuries, remained attractive by historical standards at the end of May. We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your invest ment needs in the years ahead.

Best Regards, Kevin A. McCreadie President, PNC Funds President and Chief Investment Officer PNC Capital Advisors, LLC

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

PNC Fixed Income Funds

OVERVIEW

May 31, 2011

Andrew D. Harding

Chief Investment Officer,

Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

How did the taxable fixed income market perform over the last year?

The taxable fixed income market experienced substantial volatility during the last 12 months, but overall generated solid positive returns. The Barclays Capital U.S. Aggregate Bond Index(1) was up 5.84% for the one-year period ended May 31, 2011.

Through the first four months of the annual period, the taxable fixed income market generally rallied, as the drop in yields produced price appreciation, augmenting the coupon return. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Riskier assets generally outperformed U.S. Treasuries. More specifically, investment grade and high yield corporate bonds generated strong returns in a flurry of record-setting activity. For example, corporate treasurers took advantage of low nominal yields and issued more than $230 billion of new debt, a record for the third calendar quarter. Commercial mortgage- backed securities also performed well. On the other hand, mortgage-backed securities struggled, as record low levels of mortgage rates spurred refinancing activity.

On November 3, 2010, the Federal Reserve Board (the “Fed”) officially announced its $600 billion U.S. Treasury purchase program, termed quantitative easing or QE2, with the intent to spark economic growth through lower intermediate-term interest rates. While bond yields initially fell at the announcement, the taxable fixed income market subsequently sold off. On December 31, the spread, or differential, in yields between two-year and 30-year U.S. Treasuries was just shy of the all-time high reached in mid-December. These rate increases, along with improving economic fundamentals, halted the bond market rally that had run since the fourth quarter of 2008 and drove the return on the Barclays Capital U.S. Aggregate Bond Index into negative territory for the fourth quarter of 2010. Within the Barclays Capital U.S. Aggregate Bond Index, investors favored risk-based assets over U.S. Treasuries during the fourth calendar quarter, driven by improved consensus forecasts for 2011 GDP growth, growing optimism that economic growth might produce meaningful employment gains, and accommodative monetary policy.

Geopolitical events dominated the headlines in the first months of 2011, but the predominant themes in the taxable fixed income market were the continued rise of U.S. Treasury yields across the spectrum of maturities and the resiliency of riskier non-Treasury sectors. Economic recovery, including improvement in labor markets, increased inflationary expectations and the potential for shifts in monetary and fiscal policies, dictated fixed income returns during these months. Beginning in April, however, as economic indicators weakened, U.S. Treasury yields declined again.

What factors impacted the Funds’ performance?

PNC Bond Fund

During the fiscal year ended May 31, 2011, the Bond Fund returned 4.04% to C shares investors(2) and 6.09% to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index(1), returned 5.84%. The Average Intermediate Investment Grade Debt Peer(3) returned 7.22% during the period.

The Fund benefited most during the annual period from effective sector allocation. Having an underweighted position in U.S. Treasuries, which underperformed the Barclays Capital U.S. Aggregate Bond Index, and an overweighted exposure to investment grade corporate bonds, which outperformed the Barclays Capital U.S. Aggregate Bond Index, particularly boosted the Fund’s results. Issue selection within investment grade corporate bonds also helped, especially an emphasis on financials. Issue selection overall, however, detracted from Fund results, most notably within commercial mortgage-backed securities, U.S. Treasuries and mortgage-backed securities.

Duration and yield curve positioning contributed modestly but positively to the Fund’s results for the annual period. The Fund held a neutral to short duration relative to the Barclays Capital U.S. Aggregate Bond Index through most of the annual period, adjusting positioning as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Government Mortgage Fund

During the fiscal year ended May 31, 2011, the Government Mortgage Fund returned 2.27% to C shares investors(2) and 4.30% to I shares investors. The Fund’s benchmark, the Barclays Capital Fixed Rate Mortgage-Backed Securities Index(4), returned 4.90%. The Average U.S.

Government Mortgage Peer(3)returned 5.53% during the period.

The Fund benefited most during the annual period from individual issue selection, especially its emphasis on higher coupon FNMA (Fannie Mae) and FHLMC (Freddie Mac) mortgages, which were less sensitive to prepayment risk and thus outperformed lower coupon securities. Detracting from the Fund’s results was an underweighted allocation to GNMA (Ginnie Mae) securities, which also performed well.

PNC High Yield Bond Fund

During the fiscal year ended May 31, 2011, the High Yield Bond Fund returned 11.61% to A shares investors(5) and 17.17% to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Corporate High-Yield Index(6), returned 18.22%. The Average High Current Yield Peer returned(3) 17.24% during the period.

While the Fund generated robust absolute gains during the annual period as the high yield corporate bond market enjoyed a spectacular run of near-equity-like returns, it lagged on a relative basis due primarily to its tilt toward higher rated, higher quality issuers. For the annual period as a whole, lower quality bonds outperformed higher quality bonds.

The impact of the Fund’s allocations to different industries varied as the fiscal year progressed. For example, during the first four months of the annual period, the Fund’s overweight in industrials and its underweight in financials relative to the Barclays Capital U.S. Corporate High-Yield Index both contributed positively to its performance. In the fourth calendar quarter, it was the Fund’s overweighted positions in the automotive and food and beverage industries that helped most, offset by overweighted allocations to gaming and technology, which detracted. In the first quarter of 2011, the Fund’s overweighted allocation to the automotive industry hurt its relative results, while it was helped most by its overweighted exposures to the construction machinery and homebuilder industries.

PNC Intermediate Bond Fund

During the fiscal year ended May 31, 2011, the Intermediate Bond Fund returned 3.19% to C shares investors(2) and 5.25% to I shares investors. The Fund’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index(7), returned 5.36%. The Average Short-Intermediate Investment Grade Debt Peer(3) returned 5.32% during the period.

The Fund benefited most during the annual period from effective sector allocation across all segments of the fixed income market in which it was invested. Having an underweighted position in U.S. Treasuries, which underperformed the Barclays Capital Intermediate U.S. Government/Credit Bond Index, and an overweighted exposure to investment grade corporate bonds, which outperformed the Barclays Capital Intermediate U.S. Government/Credit Bond Index, particularly boosted the Fund’s results. Issue selection overall detracted from the Fund’s performance, especially within asset-backed securities and U.S. Treasuries.

Duration and yield curve positioning contributed modestly but positively to the Fund’s results for the annual period. The Fund held a neutral to short duration relative to the Barclays Capital Intermediate U.S. Government/Credit Bond Index through most of the annual period, adjusting positioning as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Limited Maturity Bond Fund

During the fiscal year ended May 31, 2011, the Limited Maturity Bond Fund returned 0.10% to C shares investors(2) and 2.11% to I shares investors. The Fund’s benchmark, the Bank of America (“BofA”) Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8), returned 2.39%. The Average Short Investment Grade Debt Peer(3) returned 3.44% during the period.

The Fund benefited most during the annual period from effective sector allocation. More specifically, having an underweighted position in U.S. Treasuries, which underperformed the Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Index, and overweighted exposures to asset-backed securities and investment grade corporate bonds, which outperformed the Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Index, boosted the Fund’s results.

The Fund’s duration positioning contributed modestly but positively to its relative results. The Fund held a shorter-than-benchmark duration position through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Issue selection overall detracted, especially within asset-backed securities, as the Fund had a focus on higher quality bonds during a time when lower quality securities performed better. Also detracting from the Fund’s results was its yield curve positioning.

PNC Total Return Advantage Fund

During the fiscal year ended May 31, 2011, the Total Return Advantage Fund returned 4.76% to C shares investors(2) and 6.72% to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index(1), returned 5.84%. The Average A Rated Corporate Debt Peer(3) returned 7.33% during the period.

The Fund benefited most during the annual period from effective sector allocation. More specifically, having an underweighted position in U.S. Treasuries, which underperformed the Barclays Capital U.S. Aggregate Bond Index, and overweighted allocations to high yield corporate bonds, commercial mortgage-backed securities and investment grade corporate bonds, which outperformed the Barclays Capital U.S. Aggregate Bond Index, boosted the Fund’s results. Issue selection within investment grade corporate bonds also helped.

The Fund’s duration positioning contributed modestly but positively to its relative results. The Fund held a neutral to short duration relative to the Barclays Capital U.S. Aggregate Bond Index through most of the annual period, adjusting positioning as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Fixed Income Funds

OVERVIEW

May 31 , 2011

Issue selection overall detracted, especially within commercial mortgage-backed securities, high yield corporate bonds and mortgage-backed securities, where the Fund had a focus on higher quality bonds during a time when lower quality securities performed better. Yield curve positioning had little impact on Fund performance during the annual period.

PNC Ultra Short Bond Fund

During the fiscal year ended May 31, 2011, the Ultra Short Bond Fund returned (0.45)% to A shares investors(5) and 0.71% to I shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-Year Treasury Index(9), returned 0.79%. The Average Ultra-Short Obligations Peer returned(3) 1.42% during the period.

Given that non-Treasury sectors outperformed duration-equivalent U.S. Treasuries during the annual period and the Fund’s benchmark is comprised solely of U.S. Treasuries, sector allocation contributed most positively to the Fund’s performance. More specifically, a significantly underweighted exposure to U.S. Treasuries, given favorable risk-adjusted yields in other sectors, and overweighted exposure to out-of-Index non-Treasury sectors, such as investment grade corporate bonds and asset-backed securities, boosted the Fund’s relative results. Issue selection also contributed to the Fund’s relative results, albeit more modestly. Issue selection within investment grade corporate bonds proved especially helpful.

The Fund maintained a short duration relative to its benchmark index through most of the annual period due to the asymmetric risk profile of the short-term end of the U.S. Treasury yield curve. However, as U.S. Treasury yields overall declined, duration and yield curve positioning were both modest detractors from the Fund’s relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Exposure to and issue selection within mortgage-backed securities also detracted from the Fund’s performance during the annual period.

What are your thoughts going into the next 12 months? How are the Funds positioned?

Despite weak indicators late in the annual period, improving economic fundamentals, including strong corporate earnings and a rebound in auto sales, had driven U.S. GDP to eclipse pre-recession levels in the first five months of 2011 overall. Due to increased inflationary expectations, we believe there is a remote chance that the Fed will initiate another round of quantitative easing in the current environment. We anticipate the significant slack in labor markets will keep the Fed from raising the targeted federal funds rate until 2012. We believe the Fed could initiate monetary tightening through other channels, such as the management of the Fed’s investment portfolio, usage of more aggressive language in Fed communications or the removal of excess liquidity from the banking system.

The modestly improving job market, huge federal budget deficit and increasing pressure on headline inflation present, in our view, a risk-reward environment that favors rising interest rates. We believe a gradual shift in monetary policy will continue to be priced into U.S. Treasury yields, and in particular, short-term and intermediate-term interest rates may be susceptible to a flattening yield curve, wherein the differential between yields narrows.

Given this view, we intend to maintain over the near term the PNC taxable fixed income funds’ overweight to the non-Treasury segments of the investment grade bond market, still seeing value within the corporate and structured product sectors, and underweight in the U.S. Treasury and agency sectors. Further, we plan to keep the Funds’ duration shorter than their respective benchmark indices over the near term.

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	Peer-group performance is derived from data provided by Lipper, Inc.
(4)

The Barclays Capital Fixed Rate Mortgage-Backed Securities Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Performance of Class A shares assumes the deduction of the maximum applicable sales charge.
(6)

The Barclays Capital U.S. Corporate High Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)

The Barclays Capital Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(8)

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

The tables below present portfolio holdings as of May 31, 2011 as a percentage of total investments before short term investments purchased with collateral from securities loaned, if any, for each of the PNC Fixed Income Funds.

Bond Fund
Corporate Bonds	32.4%
Federal National Mortgage Association	23.2
U.S. Treasury Notes	19.5
Asset Backed Securities	10.3
Commercial Mortgage-Backed Securities	3.3
U.S. Treasury Bond	3.0
Collaterized Mortgage Obligations	2.9
Federal Home Loan Mortgage Corporation	1.7
Affiliated Money Market Fund	1.5
Government National Mortgage Association	1.5
Municipal Bonds	0.6
Preferred Stocks	0.1
100.0%

Government Mortgage Fund
Federal National Mortgage Association	69.4%
Government National Mortgage Association	11.4
Federal Home Loan Mortgage Corporation	9.7
Collateralized Mortgage Obligations	7.7
Affiliated Money Market Fund	1.0
U.S. Treasury Note	0.8
100.0%

High Yield Bond Fund
Corporate Bonds	88.6%
Affiliated Money Market Fund	9.4
Warrants	0.8
Common Stock	0.7
Preferred Stocks	0.5
100.0%

Intermediate Bond Fund
Corporate Bonds	50.2%
U.S. Treasury Notes	26.3
Asset Backed Securities	10.4
Federal National Mortgage Association	8.4
Collateralized Mortgage Obligations	3.1
Affiliated Money Market Fund	1.1
Commercial Mortgage-Backed Security	0.5
Government National Mortgage Association	–
100.0%

Limited Maturity Bond Fund
Corporate Bonds	30.6%
U.S. Treasury Notes	29.2
Asset Backed Securities	15.8
Collateralized Mortgage Obligations	8.8
Federal National Mortgage Association	7.4
Federal Home Loan Mortgage Corporation	4.9
Affiliated Money Market Fund	2.3
Commercial Mortgage-Backed Securities	1.0
100.0%

Total Return Advantage Fund
Corporate Bonds	42.1%
Federal National Mortgage Association	19.0
Asset Backed Securities	9.9
U.S. Treasury Notes	6.7
Commercial Mortgage-Backed Securities	5.4
Affiliated Money Market Fund	4.2
Federal Home Loan Mortgage Corporation	4.0
U.S. Treasury Bonds	2.8
Collateralized Mortgage Obligations	2.7
Government National Mortgage Association	2.2
Municipal Bonds	0.5
Loan Agreement	0.2
Preferred Stocks	0.2
Federal Home Loan Bank	0.1
100.0%

Ultra Short Bond Fund
U.S. Treasury Notes	31.8%
Asset Backed Securities	21.1
Corporate Bonds	16.9
Collateralized Mortgage Obligations	11.1
Federal Home Loan Mortgage Corporation	7.6
Federal National Mortgage Association	4.7
Federal Home Loan Bank	3.9
Affiliated Money Market Fund	2.9
100.0%

PNC Fixed Income Funds

OVERVIEW

May 31, 2011

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(2)	The Barclays Capital Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period, with the exception of the High Yield Bond Fund, which represents since the date of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the High Yield Bond Fund, which presents Class I and Class A Shares. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(1)	The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index representative of the U.S. corporate high-yield fixed income markets.

(2)	The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

PNC Fixed Income Funds

OVERVIEW

May 31 , 2011

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

*The graphs presented here provide hypothetical $10,000 investments in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares. The performance of Class A may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The BofA Merrill Lynch 1-Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.

(2)	Peer-group performance is derived from data provided by Lipper Inc.

(3)	During the fiscal year ended May 31, 2011, the Fund’s Lipper category changed from Average Short Investment Grade Debt Peer to Average Ultra-Short Obligations Peer.

PNC Fixed Income Funds

OVERVIEW

Average Annual Total Returns as of May 31, 2011(1)

Bond Fund (2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	10/31/88	6.09%	5.95%	6.14%	5.36%	6.44%	N/A	N/A	0.59%	0.59%
Class A Shares	10/31/88	0.89%	4.06%	4.88%	4.61%	6.00%	4.50%	N/A	0.87%	0.87%
Class C Shares	6/12/00	4.04%	4.90%	5.10%	4.35%	5.41%	N/A	1.00%	1.59%	1.59%
Average Intermediate Investment Grade Debt Peer		7.22%	6.62%	6.09%	5.36%	6.76%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index		5.84%	6.53%	6.63%	5.82%	7.21%	N/A	N/A	N/A	N/A
Government Mortgage Fund (3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	11/12/92	4.30%	6.48%	6.58%	5.35%	5.84%	N/A	N/A	0.63%	0.63%
Class A Shares	11/12/92	-0.81%	4.54%	5.30%	4.60%	5.33%	4.50%	N/A	0.91%	0.91%
Class C Shares	6/21/00	2.27%	5.39%	5.51%	4.34%	4.88%	N/A	1.00%	1.63%	1.63%
Average U.S. Mortgage Peer		5.53%	6.26%	5.72%	4.81%	4.99%	N/A	N/A	N/A	N/A
Barclays Capital Fixed Rate Mortgage-Backed Securities Index		4.90%	6.91%	7.03%	5.84%	6.43%	N/A	N/A	N/A	N/A
High Yield Bond Fund
	Date of Inception	1 Year		3 Year		Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/29/08	17.17%		9.35%		9.04%	N/A	N/A	1.01%	0.75%
Class A Shares	4/29/08	11.61%		7.40%		7.18%	4.50%	N/A	1.27%	1.01%
Average High Current Yield Peer		17.24%		8.87%		8.75%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Corporate High Yield Index		18.22%		11.98%		11.77%	N/A	N/A	N/A	N/A

Intermediate Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	5.25%	6.05%	6.22%	5.26%	6.18%	N/A	N/A	0.53%	0.53%
Class A Shares	4/15/91	0.26%	4.17%	4.96%	4.51%	5.67%	4.50%	N/A	0.81%	0.81%
Class C Shares	5/30/00	3.19%	5.03%	5.16%	4.25%	5.28%	N/A	1.00%	1.53%	1.53%
Average Short-Intermediate Investment Grade Debt Peer		5.32%	5.58%	5.17%	4.42%	5.79%	N/A	N/A	N/A	N/A
Barclays Capital Intermediate U.S. Government/Credit Bond Index		5.36%	5.82%	6.15%	5.40%	0.57%	N/A	N/A	N/A	N/A

Average Annual Total Returns as of May 31, 2011(1)

Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/7/94	2.11%	3.65%	4.44%	3.80%	4.63%	N/A	N/A	0.51%	0.51%
Class A Shares	9/9/94	-0.23%	2.69%	3.74%	3.33%	4.32%	2.00%	N/A	0.79%	0.79%
Class C Shares	1/27/00	0.10%	2.66%	3.40%	2.80%	3.64%	N/A	1.00%	1.51%	1.51%
Average Short Investment Grade Debt Peer		3.44%	3.51%	3.74%	3.44%	4.57%	N/A	N/A	N/A	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index		2.39%	3.51%	4.51%	3.99%	5.06%	N/A	N/A	N/A	N/A
Total Return Advantage Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	6.72%	8.28%	7.30%	5.79%	5.83%	N/A	N/A	0.58%	0.58%
Class A Shares	9/30/02	1.72%	6.25%	5.86%	4.81%	4.95%	4.50%	N/A	0.86%	0.86%
Class C Shares	9/30/02	4.76%	7.26%	6.29%	4.75%	4.78%	N/A	1.00%	1.58%	1.58%
Average A Rated Corporate Debt Peer		7.33%	6.55%	5.79%	5.28%	5.28%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index		5.84%	6.53%	6.63%	5.82%	5.98%	N/A	N/A	N/A	N/A
	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
Ultra Short Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/2/02	0.71%	2.12%	3.36%	2.80%	N/A	N/A	0.40%	0.40%
Class A Shares	1/6/03	-0.45%	1.50%	2.94%	2.44%	1.00%	N/A	0.68%	0.68%
Average Ultra-Short Obligations Peer		1.42%	1.39%	2.03%	3.25%	N/A	N/A	N/A	N/A
BofA Merrill Lynch 1-Year U.S. Treasury Index		0.79%	1.59%	3.10%	2.57%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

*** Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, where applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.

(3) Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31 , 2011

Adam Mackey Managing Director, Municipal Fixed Income

How did the tax-exempt fixed income market perform over the last year?

Overall, the tax-exempt fixed income market, as represented by the broad Standard & Poor’s (“S&P”)/Investortools Intermediate Municipal Bond Index(1), generated solid positive returns during the annual period. Yields across the tax-exempt yield curve, or spectrum of maturities, moved lower, during the fiscal year, though they did so amidst significant volatility. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.)

Early in the annual period, the tax-exempt fixed income market was driven by investor demand for higher yields derived from longer maturities and a dearth of supply of tax-exempt bonds caused by the Build America Bond (BAB) program. Despite constant news reports of perceived problems in the municipal bond market, credit spreads, or the difference in yields between mid-to lower-quality municipal bonds and duration-equivalent AAA-rated municipals, tightened.

During the fourth quarter of 2010, however, the tax-exempt bond market experienced a correction as the BAB program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. Another factor that served to upset the municipal bond market was the proclamation on “60 Minutes” in mid-December by Meredith Whitney, heretofore a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall.

The tax-exempt bond market eked out a slight gain during the first quarter of 2011 despite tepid investor demand, low interest rates and perceptions of increased credit stress. As widely anticipated, municipal issuance took a precipitous drop due to the expiration of the BAB program. Supply of tax-exempt debt fell 55% year over year during the first quarter of 2011. Indeed, issuance in the new year got off to its slowest start in over a decade.

As voices from many corners of the marketplace refuted the assertions of Ms. Whitney, the tax-exempt bond market saw decidedly better results in April and May 2011. Many of the credit concerns that surfaced in late 2010 abated. While local governments still faced stresses, many emerged in the spring with budget plans that augured fiscal improvement. Interestingly, on the national level, S&P affirmed its rating on the United States of America but changed its outlook from Stable to Negative in April. Although a downgrade would have been unfathomable to most investors before the action, it had surprisingly little effect on the market. That said, additional municipal ratings actions did occur in May as a consequence of the S&P outlook change on the United States of America. All that said, with the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. As the pace of redemptions slowed, demand for tax-exempt bonds increased and primary supply remained depressed, rates on AAA-rated municipals moved lower across the yield curve in both April and May.

At the end of May 2011, there were $6.6 billion in defaulted bonds within the S&P/Investor-tools Intermediate Municipal Index, constituting a total of just 0.52% of the par amount of all bonds in the Index.

What factors impacted the Funds’ performance?

PNC Intermediate Tax Exempt Bond Fund

Effective October 1, 2010, the benchmark for the Fund changed to the S&P/Investortools Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Intermediate Tax Exempt Bond Fund returned 1.22% to C shares investors(2) and 4.18% to I shares investors. The Fund’s benchmark, the S&P/ Investortools Intermediate Municipal Bond Index(1), returned 4.73%. The Average General Municipal Debt Peer(3) returned 2.00% during the period.

During the annual period overall, the Fund was underweight lower grade credits and was overweight higher grade credits compared to the Fund’s benchmark. Such positioning proved beneficial, as higher grade credit outperformed lower grade credit during the annual period.

We maintained the Fund’s effective duration within a narrow band throughout the year, making adjustments within a range from 5.70 to 6.10 years as market conditions shifted. Having begun the annual period with a duration of 5.85 years at the end of May 2010, the duration of the

Fund stood at 6.01 years at the end of May 2011. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Throughout, our team favored essential service bonds (i.e. bonds in the public power and water and sewer sectors) and revenue bonds (i.e. bonds supported by the revenue from a specific project, such as a toll bridge, highway, or local stadium). These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted.

PNC Maryland Tax Exempt Bond Fund

Effective October 1, 2010, the primary benchmark for the Fund changed to the S&P/Investortools Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Maryland Tax Exempt Bond Fund returned 1.07% to C shares investors(2) and 3.08% to I shares investors. The Fund’s primary benchmark, the S&P/Investortools Intermediate Municipal Bond Index(1), returned 4.73%. The Fund’s secondary benchmark, the S&P/Investortools Maryland Municipal Bond Index(1), returned 3.17%. The Average Maryland Municipal Debt Peer(3) returned 1.60% during the period.

In general, Maryland is a stronger state than most in terms of fiscal responsibility. There are many strong local governments in the state and the state itself has been better positioned than most to handle the credit downturn. Still, the state and local governments of Maryland are not immune to mounting fiscal, budgetary and political pressures, and so our team favored essential service bonds, or bonds in the public power and water and sewer sectors, during the annual period as a good credit hedge. We also added several mid-grade names to the Fund’s portfolio during the annual period.

We extended the effective duration of the Fund from 5.40 years at the end of May 2010 to 5.81 years at the end of May 2011. This brought the Fund’s effective duration to a just slightly shorter-than-benchmark position. We implemented this strategy given our view that Maryland’s municipal technicals were strong, as little supply coupled with high retail demand. We did so by focusing on the ten- to fifteen-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Michigan Intermediate Municipal Bond Fund

Effective October 1, 2010, the primary benchmark for the Fund changed to the S&P/Investortools Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Michigan Intermediate Municipal Bond Fund returned 1.86% to C shares investors(2) and 3.85% to I shares investors. The Fund’s primary benchmark, the S&P/Investortools Intermediate Municipal Bond Index(1), returned 4.73%. The Fund’s secondary benchmark, the S&P/Investortools Michigan Municipal Bond Index(1), returned 3.52%. The Average Other States Intermediate Municipal Debt Peer(3) returned 2.98% during the period.

We increased the Fund’s exposure to higher grade credits during the annual period, a strategy which proved beneficial, as higher grade credit outperformed lower grade credit during the annual period. We also maintained the Fund’s emphasis on essential service bonds (i.e. bonds in the public power and water and sewer sectors) and revenue bonds (i.e. bonds supported by the revenue from a specific project, such as a toll bridge, highway, or local stadium). These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted.

We extended the effective duration of the Fund from 4.81 years at the end of May 2010 to 5.73 years at the end of May 2011. This brought the Fund’s effective duration to a just slightly shorter-than-benchmark position. We implemented this strategy by focusing on the ten-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Ohio Intermediate Tax Exempt Bond Fund

Effective October 1, 2010, the primary benchmark for the Fund changed to the S&P/Investortools Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Ohio Intermediate Tax Exempt Bond Fund returned 1.74% to C shares investors(2) and 3.85% to I shares investors. The Fund’s primary benchmark, the S&P/Investortools Intermediate Municipal Bond Index(1), returned 4.73%. The Fund’s secondary benchmark, the S&P/Investortools Ohio Municipal Bond Index(1), returned 2.23%. The Average Other States Intermediate Municipal Debt Peer(3) returned 2.98% during the period.

We increased the Fund’s exposure to higher grade credits during the annual period, a strategy which proved beneficial, as higher grade credit outperformed lower grade credit during the annual period. During the annual period, we also materially increased the Fund’s exposure to the health care sector. For example, health care sector purchases during the annual period included Cleveland Clinic bonds and Butler County University of Cincinnati bonds.

We extended the effective duration of the Fund from 5.49 years at the end of May 2010 to 5.74 years at the end of May 2011. This brought the Fund’s effective duration to a just slightly shorter-than-benchmark position. We implemented this strategy by focusing on the ten- to fifteen-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2011

PNC Pennsylvania Intermediate Municipal Bond Fund

Effective October 1, 2010, the primary benchmark for the Fund changed to the S&P/Investortools Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Pennsylvania Intermediate Municipal Bond Fund returned 1.72% to C shares investors(2) and 3.71% to I shares investors. The Fund’s primary benchmark, the S&P/Investortools Intermediate Municipal Bond Index(1), returned 4.73%. The Fund’s secondary benchmark, the S&P/Investortools Pennsylvania Municipal Bond Index(1), returned 3.21%. The Average Other States Intermediate Municipal Debt Peer(3) returned 2.98% during the period.

We decreased the Fund’s exposure to higher grade credits and increased its allocation to lower grade credits, as we needed to maintain a higher level of liquidity than usual given market pressures that impacted investor sentiment during the annual period. Throughout, our team favored dedicated tax-backed bonds, i.e. bonds for which the principal and interest are paid for by taxes collected by the citizens, and revenue bonds, i.e. bonds supported by revenues from a specific project, such as a toll bridge, highway, or local stadium. These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted.

We modestly extended the effective duration of the Fund from 5.81 years at the end of May 2010 to 5.84 years at the end of May 2011. This brought the Fund’s effective duration to a just slightly shorter-than-benchmark position. We implemented this strategy by focusing on the ten- to fifteen-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Tax-Exempt Limited Maturity Bond Fund

Effective October 1, 2010, the benchmark for the Fund changed to the S&P/Investortools Short Intermediate Municipal Bond Index.

During the fiscal year ended May 31, 2011, the Tax-Exempt Limited Maturity Bond Fund returned 0.49% to C shares investors(2) and 2.40% to I shares investors. The Fund’s benchmark, the S&P/Investortools Short Intermediate Municipal Bond Index(1), returned 3.67%. The Short-Intermediate Municipal Debt Peer(3) returned 2.54% during the period.

Overall, the Fund was a beneficiary of near-zero money market rates that pushed investors to short- to intermediate-term municipal bond funds during the annual period. As such, however, the Fund’s cash position ranged widely from 1% to 10% of total net assets over the course of the fiscal year, as inflow and outflow activity fluctuated. The Fund generally seeks to be fully invested and maintain a less than 3% cash position in normally functioning markets.

We incorporated some higher yielding, lower grade credits into the Fund’s portfolio when priced appropriately. Still, during the annual period overall, the Fund was slightly underweight lower grade credits and was overweight higher grade credits compared to the Fund’s benchmark. Such positioning proved beneficial, as higher grade credit outperformed lower grade credit during the annual period.

The Fund’s effective duration ranged between 2.60 and 3.42 years during the year, as we made adjustments as market conditions shifted and as investment monies flowed into the Fund. Having begun the annual period with a duration of 2.67 years at the end of May 2010, the duration of the Fund stood at 3.10 years at the end of May 2011. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Throughout, our team favored essential service bonds, i.e. bonds in the public power and water and sewer sectors, as this sector provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted. We also increased the Fund’s exposure to state general obligation bonds during the year. Overall, the Fund purchased bonds that were senior, or highest, in the municipal capital structure. We avoided subordinated or appropriated debt, as our team preferred to stay higher in the municipal capital structure given current market conditions. We viewed pre-refunded(4) securities as the “flight to quality” asset within the municipal market. As such, we reduced the Fund’s position in such bonds, ending the annual period with less exposure to pre-refunded bonds than its benchmark index. The Fund’s allocation to pre-refunded bonds comprised approximately 8.72% of the Fund’s total net assets at the end of May 2011 compared to approximately 20% for the Fund’s benchmark index.

What are your thoughts going into the next 12 months? How are the Funds positioned?

Our primary concern with the dire predictions made at the end of 2010 is that they tended to lump all municipal securities into one category, a default-prone asset class. We believe that this lack of specificity ignores the wide range of security provisions and diverse revenue sources that back the various sectors of the municipal bond market. Because the municipal bond market is indeed so diverse, there are sectors that will feel much less impact from economic, financial and political events than other sectors. That said, we expect that credit pressures will likely continue to impact municipalities throughout the remainder of 2011. Given the relatively weak economic recovery, continued lower levels of property tax revenues and depleted reserves, there may be an increase in downgrades over the months ahead.

Given this view, we maintain a rather neutral outlook on state general obligation sector debt but intend to continue to use dedicated tax sector bonds in the Funds’ portfolios as a substitute to provide defense against the impact of fiscal pressures. We also expect to maintain the Funds’ focus on essential service bonds, while limiting exposure to bonds that could see a credit headwind, such as those in the appropriation(5) or certificate of participation (COP)(6) sectors, where such debt is not subject to voter approval, or subordinated debentures. We intend to maintain the Funds’ effective duration within a 95% to 105% range relative to their respective benchmark indices.

In each of the state-focused Funds, we will look to be benchmark neutral in terms of credit quality. In PNC Maryland Tax Exempt Bond Fund and PNC Michigan Intermediate Municipal Bond Fund, we will look to potentially add hospital sector exposure. In PNC Ohio Intermediate Tax Exempt Bond Fund, we expect to maintain a zero weighting to Ohio tobacco bonds, as tobacco payments are anticipated to be down 5.5% in 2011, which may place additional stress on deals backed solely from Master Settlement Agreement payments. In PNC

Tax-Exempt Limited Maturity Bond Fund, we intend to favor higher grade credits over mid to lower grade credits going forward, while being cautious on credit in general. If there is a significant decoupling of underlying credit strength and market valuations, we may well increase the Fund’s exposure to pre-refunded securities and reduce its exposure to lower grade credits. In PNC Intermediate Tax Exempt Bond Fund, we expect in the months ahead to try to consolidate holdings to better express our view on the market.

We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with a focus on securities that provide adequate liquidity and an emphasis on risk management.

(1)

The S&P/Investortools Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices, including the S&P/Investortools Intermediate Municipal Bond Index and S&P/Investortools Short Intermediate Municipal Bond Index, classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond-indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results. The Fund has selected the Index because the Adviser believes that it: (i) better reflects the mandate of the Fund and management style of the Adviser and (ii) provides the Adviser with daily transparency, and therefore improves the detail of information that the Adviser uses in evaluating and apportioning risk.

(2)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometime significantly.

(5)

Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

(6)

Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments for each of the PNC Tax Exempt Bond Funds.

	Portfolio Holdings
	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Other Revenue Bonds	34.2%	11.8%	24.9%	33.9%	37.5%	26.2%
General Obligation	33.5	39.1	52.9	34.3	29.4	35.4
Hospital/Nursing Home Revenue Bonds	9.7	8.2	4.5	10.4	12.9	11.2
Education Revenue Bonds	7.1	4.1	–	5.1	14.9	2.5
Trasportation Revenue Bonds	5.9	17.9	–	3.0	–	3.5
Water/Sewer Revenue Bonds	5.8	1.8	15.6	1.6	–	1.9
Prerefunded & Escrowed to Maturity	2.3	9.0	0.6	0.5	3.7	8.7
Public Facilities Revenue Bonds	0.8	6.7	–	–	–	7.5
Affiliated Money Market Fund	0.7	–	–	1.3	1.6	2.1
Industrial/Development Revenue Bonds	–	–	–	1.9	–	–
Money Market Fund	–	1.4	1.5	–	–	–
Pollution Control Revenue Bonds	–	–	–	5.8	–	–
Utility Revenue Bonds	–	–	–	2.2	–	1.0
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PNC Tax Exemt Bond Funds

OVERVIEW

May 31, 2011

* The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The Barclays Capital 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years.

(2) The Barclays Capital Quality Intermediate Index, an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

(3) Peer-group performance is derived from data provided by Lipper Inc.

(4) During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital 7-Year Municipal Bond Index to the S&P/Investortools Intermediate Municipal Bond Index.

(5) During the fiscal year ended May 31, 2011, the Fund’s Lipper category changed from Average Intermediate Municipal Debt Peer to Average General Municipal Debt Peer.

(6) During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital Quality Intermediate Index to the S&P/Investortools Intermediate Municipal Bond Index. The secondary benchmark is the S&P/Investortools Maryland Municipal Bond Index.

(7) During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital 7-Year Municipal Bond Index to the S&P/Investortools Intermediate Municipal Bond Index. The secondary benchmark is the S&P/Investortools Michigan Municipal Bond Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

Guarantees, if any, by the municipal issuers, the State of Michigan, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2011

* The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The Barclays Capital 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years.

(2) The Barclays Capital Mutual Fund Short Index, an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years.

(3) Peer-group performance is derived from data provided by Lipper Inc.

(4)During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital 7-Year Municipal Bond Index to the S&P/Investortools Intermediate Municipal Bond Index. The secondary benchmark is the S&P/Investortools Ohio Municipal Bond Index.

(5)During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital 7-Year Municipal Bond Index to the S&P/Investortools Intermediate Municipal Bond Index. The secondary benchmark is the S&P/Investortools Pennsylvania Municipal Bond Index.

(6)During the fiscal year ended May 31, 2011, the Fund’s benchmark changed from the Barclays Capital 7-Year Municipal Bond Index to the S&P/Investortools Short Intermediate Municipal Bond Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

Guarantees, if any, by the municipal issuers, the State of Ohio, the Commonwealth of Pennsylvania, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2011

Average Annual Total Returns as of May 31, 2011(1)

		Intermediate Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	4.18%	4.97%	4.64%	3.97%	4.20%	N/A	N/A	0.55%	0.54%
Class A Shares	9/30/02	0.11%	3.21%	3.42%	3.12%	3.41%	3.00%	N/A	0.83%	0.82%
Class C Shares	9/30/02	1.22%	3.61%	3.43%	2.85%	3.08%	N/A	1.00%	1.55%	1.54%
Average General Muni Debt Peer		2.00%	3.46%	3.17%	3.91%	3.85%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		5.22%	6.26%	5.85%	5.25%	5.22%	N/A	N/A	N/A	N/A
S&P/Investortools Intermediate Municipal Bond Index		4.73%	5.96%	5.55%	5.27%	N/A	N/A	N/A	N/A	N/A
		Maryland Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	6/2/92	3.08%	4.39%	4.22%	3.78%	4.68%	N/A	N/A	0.55%	0.53%
Class A Shares	9/30/02	-0.23%	2.94%	3.13%	2.97%	3.83%	3.00%	N/A	0.83%	0.81%
Class C Shares	9/30/02	1.07%	3.32%	3.18%	2.74%	3.46%	N/A	1.00%	1.55%	1.53%
Average Maryland Municipal Debt Peer		1.60%	3.67%	3.44%	3.94%	4.97%	N/A	N/A	N/A	N/A
Barclays Capital Quality Intermediate Index		4.19%	5.50%	5.34%	4.82%	4.90%	N/A	N/A	N/A	N/A
S&P/Investortools Intermediate Municipal Bond Index		4.73%	5.96%	5.55%	5.27%	N/A	N/A	N/A	N/A	N/A
S&P/Investortools Maryland Municipal Bond Index		3.17%	4.86%	4.62%	4.89%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Average Annual Total Returns as of May 31, 2011(1)

		Michigan Intermediate Municipal Bond Fund(2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/2/90	3.85%	4.18%	4.25%	3.89%	4.94%	N/A	N/A	0.64%	0.64%
Class A Shares	7/2/90	0.47%	2.90%	3.37%	3.32%	4.58%	3.00%	N/A	0.91%	0.91%
Class C Shares	8/6/01	1.86%	3.15%	3.25%	2.90%	4.04%	N/A	1.00%	1.64%	1.64%
Average Other States Intermediate Muni Debt Peer		2.98%	4.14%	3.97%	3.85%	5.14%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		5.22%	6.26%	5.85%	5.25%	6.10%	N/A	N/A	N/A	N/A
S&P/Investortools Intermediate Municipal Bond Index		4.73%	5.96%	5.55%	5.27%	N/A	N/A	N/A	N/A	N/A
S&P/Investortools Michigan Municipal Bond Index		3.52%	4.41%	4.31%	4.95%	N/A	N/A	N/A	N/A	N/A
	Ohio Intermediate Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	1/5/90	3.85%	4.76%	4.66%	4.19%	4.95%	N/A	N/A	0.55%	0.55%
Class A Shares	4/15/91	0.55%	3.46%	3.75%	3.62%	4.66%	3.00%	N/A	0.83%	0.83%
Class C Shares	6/23/00	1.74%	3.70%	3.62%	3.17%	3.93%	N/A	1.00%	1.55%	1.55%
Average Other States Intermediate Muni Debt Peer		2.98%	4.14%	3.97%	3.85%	5.16%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		5.22%	6.26%	5.85%	5.25%	6.08%	N/A	N/A	N/A	N/A
S&P/Investortools Intermediate Municipal Bond Index		4.73%	5.96%	5.55%	5.27%	N/A	N/A	N/A	N/A	N/A
S&P/Investortools Ohio Municipal Bond Index		2.23%	3.96%	3.72%	4.60%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the Allegiant Michigan Intermediate Municipal Bond fund on that date.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2011

Average Annual Total Returns as of May 31, 2011(1)

		Pennsylvania Intermediate Municipal Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/10/94	3.71%	4.72%	4.65%	4.14%	4.55%	N/A	N/A	0.60%	0.60%
Class A Shares	9/11/96	0.33%	3.39%	3.74%	3.57%	4.18%	3.00%	N/A	0.87%	0.87%
Class C Shares	2/24/00	1.72%	3.71%	3.62%	3.13%	3.29%	N/A	1.00%	1.60%	1.60%
Average Other States Intermediate Muni Debt Peer		2.98%	4.14%	3.97%	3.85%	4.27%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		5.22%	6.26%	5.85%	5.25%	5.62%	N/A	N/A	N/A	N/A
S&P/Investortools Intermediate Municipal Bond Index		4.73%	5.96%	5.55%	5.27%	N/A	N/A	N/A	N/A	N/A
S&P/Investortools Pennsylvania Municipal Bond Index		3.21%	4.81%	4.60%	5.10%	N/A	N/A	N/A	N/A	N/A
		Tax Exempt Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	2.40%	3.51%	3.79%	3.09%	3.42%	N/A	N/A	0.54%	0.53%
Class A Shares	9/30/02	-0.84%	2.09%	2.74%	2.29%	2.68%	3.00%	N/A	0.82%	0.81%
Class C Shares	9/30/02	0.49%	2.48%	2.76%	2.06%	2.38%	N/A	1.00%	1.54%	1.53%
Average Short-Intermediate Municipal Debt Peer		2.54%	3.68%	3.67%	3.69%	3.73%	N/A	N/A	N/A	N/A
Barclays Capital Mutual Fund Short Index		2.44%	4.07%	4.37%	3.74%	4.01%	N/A	N/A	N/A	N/A
S&P/Investortools Short Intermediate Municipal Bond Index		3.67%	4.95%	4.96%	4.43%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2010 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

*** Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

PNC Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2010 to May 31, 2011), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2011.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2010 to May 31, 2011).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

Bond Fund
Actual
Class I	$1,000.00	$1,021.27	0.61%	$3.05
Class A	1,000.00	1,019.83	0.89	4.46
Class C	1,000.00	1,016.24	1.61	8.07
Hypothetical**
Class I	1,000.00	1,021.91	0.61	3.05
Class A	1,000.00	1,020.52	0.89	4.46
Class C	1,000.00	1,016.92	1.61	8.08

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,017.25	0.63%	$3.19
Class A	1,000.00	1,014.79	0.92	4.60
Class C	1,000.00	1,012.25	1.64	8.22
Hypothetical**
Class I	1,000.00	1,021.77	0.63	3.20
Class A	1,000.00	1,020.37	0.92	4.61
Class C	1,000.00	1,016.76	1.64	8.24

High Yield Bond Fund
Actual
Class I	$1,000.00	$1,073.85	0.75%	$3.88
Class A	1,000.00	1,072.40	1.01	5.21
Hypothetical**
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1,019.90	1.01	5.08

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,012.90	0.54%	$2.73
Class A	1,000.00	1,011.51	0.82	4.13
Class C	1,000.00	1,007.86	1.54	7.72
Hypothetical**
Class I	1,000.00	1,022.22	0.54	2.74
Class A	1,000.00	1,020.83	0.82	4.15
Class C	1,000.00	1,017.24	1.54	7.76

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,008.08	0.51%	$2.55
Class A	1,000.00	1,006.67	0.79	3.95
Class C	1,000.00	1,003.11	1.51	7.54
Hypothetical**
Class I	1,000.00	1,022.39	0.51	2.57
Class A	1,000.00	1,020.99	0.79	3.98
Class C	1,000.00	1,017.40	1.51	7.59

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,028.00	0.58%	$2.95
Class A	1,000.00	1,027.51	0.86	4.37
Class C	1,000.00	1,023.84	1.58	7.99
Hypothetical**
Class I	1,000.00	1,022.02	0.58	2.94
Class A	1,000.00	1,020.62	0.86	4.35
Class C	1,000.00	1,017.04	1.58	7.96

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

PNC Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,003.10	0.35%	$1.76
Class A	1,000.00	1,002.73	0.64	3.18
Hypothetical**
Class I	1,000.00	1,023.18	0.35	1.78
Class A	1,000.00	1,021.76	0.64	3.21

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,024.74	0.53%	$2.68
Class A	1,000.00	1,023.36	0.81	4.09
Class C	1,000.00	1,019.77	1.53	7.68
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.89	0.81	4.09
Class C	1,000.00	1,017.33	1.53	7.67

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,017.50	0.53%	$2.67
Class A	1,000.00	1,016.99	0.81	4.07
Class C	1,000.00	1,013.33	1.47	7.38
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.90	0.81	4.08
Class C	1,000.00	1,017.60	1.47	7.39

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,014.62	0.71%	$3.59
Class A	1,000.00	1,016.42	0.99	4.96
Class C	1,000.00	1,010.68	1.71	8.58
Hypothetical**
Class I	1,000.00	1,021.37	0.71	3.60
Class A	1,000.00	1,020.01	0.99	4.97
Class C	1,000.00	1,016.39	1.71	8.61

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio	Expenses Paid During Period*

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,018.72	0.57%	$2.86
Class A	1,000.00	1,016.43	0.85	4.27
Class C	1,000.00	1,012.77	1.57	7.87
Hypothetical**
Class I	1,000.00	1,022.09	0.57	2.87
Class A	1,000.00	1,020.70	0.85	4.28
Class C	1,000.00	1,017.11	1.57	7.89

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,019.19	0.65%	$3.25
Class A	1,000.00	1,017.82	0.92	4.61
Class C	1,000.00	1,014.16	1.65	8.27
Hypothetical**
Class I	1,000.00	1,021.72	0.65	3.25
Class A	1,000.00	1,020.36	0.92	4.61
Class C	1,000.00	1,016.72	1.65	8.28

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,012.42	0.53%	$2.66
Class A	1,000.00	1,011.03	0.81	4.07
Class C	1,000.00	1,007.45	1.53	7.62
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.89	0.81	4.09
Class C	1,000.00	1,017.34	1.53	7.66

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy[5] 77	Co-Chairman of the Board and Trustee	February 2010 to June 2, 2011	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary[5] 77	Co-Chairman of the Board Trustee	February 2010 to June 2, 2011 February 1996 to June 2, 2011	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.

Dorothy A. Berry 67	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Counsil, since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

John G. Drosdick 67	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	11 registered investment companies consisting of 36 portfolios	Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst 72	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dale C. LaPorte 69	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation

L. White Matthews, III 65	Trustee Chairman of the Audit Committee	Since February 2010 Since June 3, 2011	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)

Edward D. Miller, Jr. 68	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

5Both Messrs. Murphy and Neary retired as Co-Chairmen of the Board and as Trustees effective June 2, 2011.

PNC Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 50	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A

Jennifer E. Spratley[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 42	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A

Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 39	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A

John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 45	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A

Savonne L. Ferguson[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 37	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 43	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A

Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 52	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

[6]

Mmes. Ferguson, Gage and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, and Tax Exempt Limited Maturity Bond Fund, thirteen of the thirty funds constituting the PNC Funds (the “Trust”) as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, agent bank and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 28, 2011

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.27	$9.80	$10.03	$9.89		$9.71	$10.30	$9.82	$10.05	$9.92		$9.73

Net Investment Income(1)	0.35	0.40	0.47	0.48		0.46	0.32	0.37	0.45	0.46		0.44
Realized and Unrealized Gain (Loss) on Investments	0.27	0.49	(0.22)	0.14		0.16	0.26	0.50	(0.22)	0.13		0.17

Total from Investment Operations	0.62	0.89	0.25	0.62		0.62	0.58	0.87	0.23	0.59		0.61

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.36)	(0.42)	(0.48)	(0.48)		(0.44)	(0.33)	(0.39)	(0.46)	(0.46)		(0.42)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	(0.36)	(0.42)	(0.48)	(0.48)		(0.44)	(0.33)	(0.39)	(0.46)	(0.46)		(0.42)

Net Asset Value, End of Period	$10.53	$10.27	$9.80	$10.03		$9.89	$10.55	$10.30	$9.82	$10.05		$9.92

Total Return†	6.09%	9.16%	2.69%	6.37%		6.47%	5.69%	8.94%	2.44%	6.00%		6.31%

Ratios/Supplemental Data
Net Assets End of Period (000)	$220,136	$234,920	$258,327	$302,464		$357,483	$5,134	$5,609	$5,526	$6,110		$6,424
Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.61%	0.59%		0.59%	0.87%	0.88%	0.86%	0.84%		0.84%
Ratio of Net Investment Income to Average Net Assets	3.32%	3.98%	4.91%	4.78%		4.64%	3.05%	3.68%	4.66%	4.53%		4.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.59%	0.59%	0.65%	0.69%		0.69%	0.87%	0.88%	0.90%	0.94%		0.94%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.32%	3.98%	4.87%	4.68%		4.54%	3.05%	3.68%	4.62%	4.43%		4.29%
Portfolio Turnover Rate(3)	80%	52%	105%	168%		298%	80%	52%	105%	168%		298%

	000000	000000	000000	000000		000000
	Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.27	$9.80	$10.03	$9.89		$9.71

Net Investment Income(1)	0.24	0.30	0.37	0.38		0.36
Realized and Unrealized Gain (Loss) on Investments	0.27	0.48	(0.21)	0.14		0.16

Total from Investment Operations	0.51	0.78	0.16	0.52		0.52

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.25)	(0.31)	(0.39)	(0.38)		(0.34)
Distributions from Net Realized Capital Gains	–	–	–	–		–

Total Distributions	(0.25)	(0.31)	(0.39)	(0.38)		(0.34)

Net Asset Value, End of Period	$10.53	$10.27	$9.80	$10.03		$9.89

Total Return†	5.04%	8.07%	1.70%	5.34%		5.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$392	$445	$370	$200		$178
Ratio of Expenses to Average Net Assets	1.59%	1.60%	1.58%	1.58%		1.57%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.94%	3.86%	3.79%		3.66%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.59%	1.60%	1.61%	1.68%		1.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.33%	2.94%	3.83%	3.69%		3.56%
Portfolio Turnover Rate(3)	80%	52%	105%	168%		298%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Government Mortgage Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.67	$9.51	$9.18	$9.01		$8.90	$9.67	$9.51	$9.18	$9.01		$8.90

Net Investment Income(1)	0.39	0.41	0.44	0.45		0.45	0.36	0.38	0.41	0.42		0.43
Realized and Unrealized Gain (Loss) on Investments	0.02	0.18	0.35	0.17		0.11	0.01	0.19	0.35	0.18		0.11

Total from Investment Operations	0.41	0.59	0.79	0.62		0.56	0.37	0.57	0.76	0.60		0.54

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.41)	(0.43)	(0.46)	(0.45)		(0.45)	(0.38)	(0.41)	(0.43)	(0.43)		(0.43)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	(0.41)	(0.43)	(0.46)	(0.45)		(0.45)	(0.38)	(0.41)	(0.43)	(0.43)		(0.43)

Net Asset Value, End of Period	$9.67	$9.67	$9.51	$9.18		$9.01	$9.66	$9.67	$9.51	$9.18		$9.01

Total Return†	4.30%	6.37%	8.80%	7.04%		6.42%	3.91%	6.06%	8.54%	6.77%		6.15%

Ratios/Supplemental Data
Net Assets End of Period (000)	$110,943	$133,539	$156,430	$177,897		$243,999	$13,126	$16,443	$16,590	$11,961		$11,963
Ratio of Expenses to Average Net Assets	0.63%	0.63%	0.63%	0.59%		0.59%	0.91%	0.92%	0.88%	0.84%		0.84%
Ratio of Net Investment Income to Average Net Assets	4.04%	4.33%	4.68%	4.93%		4.94%	3.77%	4.01%	4.35%	4.68%		4.69%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.63%	0.63%	0.68%	0.74%		0.74%	0.91%	0.92%	0.92%	0.99%		0.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	4.04%	4.33%	4.63%	4.78%		4.79%	3.77%	4.01%	4.31%	4.53%		4.54%
Portfolio Turnover Rate(3)	17%	15%	83%	173%		409%	17%	15%	83%	173%		409%

	000000	000000	000000	000000		000000
	Government Mortgage Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.65	$9.50	$9.17	$9.00		$8.89

Net Investment Income(1)	0.30	0.30	0.32	0.36		0.36
Realized and Unrealized Gain (Loss) on Investments	0.01	0.19	0.38	0.17		0.11

Total from Investment Operations	0.31	0.49	0.70	0.53		0.47

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.31)	(0.34)	(0.37)	(0.36)		(0.36)
Distributions from Net Realized Capital Gains	–	–	–	–		–

Total Distributions	(0.31)	(0.34)	(0.37)	(0.36)		(0.36)

Net Asset Value, End of Period	$9.65	$9.65	$9.50	$9.17		$9.00

Total Return†	3.27%	5.20%	7.75%	5.99%		5.38%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,719	$4,704	$2,589	$949		$1,423
Ratio of Expenses to Average Net Assets	1.63%	1.64%	1.59%	1.58%		1.57%
Ratio of Net Investment Income to Average Net Assets	3.07%	3.17%	3.42%	3.94%		3.96%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.63%	1.64%	1.63%	1.73%		1.72%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.07%	3.17%	3.38%	3.79%		3.81%
Portfolio Turnover Rate(3)	17%	15%	83%	173%		409%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	High Yield Bond Fund
	Class I				Class A
	2011	2010	2009	2008(1)	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$9.15	$7.96	$9.93	$10.00	$9.16	$7.97	$9.94	$10.00

Net Investment Income(2)	0.66	0.77	0.80	0.06	0.64	0.75	0.79	0.07
Realized and Unrealized Gain (Loss) on Investments	0.76	1.21	(1.97)	(0.07)	0.75	1.21	(1.98)	(0.08)

Total from Investment Operations	1.42	1.98	(1.17)	(0.01)	1.39	1.96	(1.19)	(0.01)

Dividends from Net Investment Income	(0.67)	(0.79)	(0.80)	(0.06)	(0.64)	(0.77)	(0.78)	(0.05)
Distributions from Net Realized Capital Gains	(1.55)	–	–	–	(1.55)	–	–	–

Total Distributions	(2.22)	(0.79)	(0.80)	(0.06)	(2.19)	(0.77)	(0.78)	(0.05)

Net Asset Value, End of Period	$8.35	$9.15	$7.96	$9.93	$8.36	$9.16	$7.97	$9.94

Total Return†	17.17%	25.47%	(11.05)%	(0.10)%	16.85%	25.12%	(11.25)%	(0.05)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$6,879	$8,797	$10,273	$6,339	$315	$311	$180	$203
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	7.40%	8.61%	10.29%	7.12%	7.15%	8.33%	9.99%	6.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.41%	0.93%	1.33%	7.24%	1.71%	1.19%	1.59%	7.49%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	6.74%	8.43%	9.71%	0.63%	6.45%	8.15%	9.40%	0.38%
Portfolio Turnover Rate	91%	78%	100%	11%	91%	78%	100%	11%

† Total return excludes sales charge.

(1)	High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

	Intermediate Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.31	$10.85	$10.75	$10.47		$10.34	$11.33	$10.87	$10.76	$10.49		$10.36

Net Investment Income(1)	0.30	0.35	0.45	0.48		0.46	0.27	0.32	0.43	0.45		0.43
Realized and Unrealized Gain (Loss) on Investments	0.28	0.46	0.10	0.28		0.11	0.28	0.46	0.11	0.28		0.11

Total from Investment Operations	0.58	0.81	0.55	0.76		0.57	0.55	0.78	0.54	0.73		0.54

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.31)	(0.35)	(0.45)	(0.48)		(0.44)	(0.28)	(0.32)	(0.43)	(0.46)		(0.41)
Distributions from Net Realized Capital Gains	(0.20)	–	–	–		–	(0.20)	–	–	–		–

Total Distributions	(0.51)	(0.35)	(0.45)	(0.48)		(0.44)	(0.48)	(0.32)	(0.43)	(0.46)		(0.41)

Net Asset Value, End of Period	$11.38	$11.31	$10.85	$10.75		$10.47	$11.40	$11.33	$10.87	$10.76		$10.49

Total Return†	5.25%	7.58%	5.35%	7.39%		5.55%	4.95%	7.27%	5.19%	7.02%		5.28%

Ratios/Supplemental Data
Net Assets End of Period (000)	$360,686	$334,915	$355,284	$356,799		$341,591	$7,694	$9,258	$10,018	$8,022		$8,768
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.56%	0.54%		0.56%	0.81%	0.82%	0.81%	0.79%		0.81%
Ratio of Net Investment Income to Average Net Assets	2.62%	3.15%	4.29%	4.51%		4.37%	2.36%	2.87%	4.02%	4.26%		4.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.53%	0.61%	0.69%		0.71%	0.81%	0.82%	0.86%	0.94%		0.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.62%	3.15%	4.24%	4.36%		4.22%	2.36%	2.87%	3.97%	4.11%		3.97%
Portfolio Turnover Rate(3)	80%	56%	110%	126%		174%	80%	56%	110%	126%		174%

	000000	000000	000000	000000		000000
	Intermediate Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.36	$10.90	$10.79	$10.51		$10.39

Net Investment Income(1)	0.19	0.24	0.34	0.37		0.36
Realized and Unrealized Gain (Loss) on Investments	0.28	0.46	0.12	0.29		0.09

Total from Investment Operations	0.47	0.70	0.46	0.66		0.45

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.20)	(0.24)	(0.35)	(0.38)		(0.33)
Distributions from Net Realized Capital Gains	(0.20)	–	–	–		–

Total Distributions	(0.40)	(0.24)	(0.35)	(0.38)		(0.33)

Net Asset Value, End of Period	$11.43	$11.36	$10.90	$10.79		$10.51

Total Return†	4.19%	6.48%	4.42%	6.33%		4.42%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,316	$1,474	$970	$566		$390
Ratio of Expenses to Average Net Assets	1.53%	1.54%	1.53%	1.52%		1.54%
Ratio of Net Investment Income to Average Net Assets	1.64%	2.12%	3.24%	3.53%		3.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%	1.54%	1.58%	1.67%		1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.64%	2.12%	3.19%	3.38%		3.24%
Portfolio Turnover Rate(3)	80%	56%	110%	126%		174%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Limited Maturity Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.20	$10.11	$9.96	$9.79		$9.70	$10.23	$10.14	$9.99	$9.82		$9.73

Net Investment Income(1)	0.16	0.25	0.38	0.42		0.40	0.14	0.22	0.34	0.40		0.38
Realized and Unrealized Gain (Loss) on Investments	0.05	0.10	0.14	0.17		0.09	0.05	0.10	0.16	0.16		0.09

Total from Investment Operations	0.21	0.35	0.52	0.59		0.49	0.19	0.32	0.50	0.56		0.47

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.18)	(0.26)	(0.37)	(0.42)		(0.40)	(0.16)	(0.23)	(0.35)	(0.39)		(0.38)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	(0.18)	(0.26)	(0.37)	(0.42)		(0.40)	(0.16)	(0.23)	(0.35)	(0.39)		(0.38)

Net Asset Value, End of Period	$10.23	$10.20	$10.11	$9.96		$9.79	$10.26	$10.23	$10.14	$9.99		$9.82

Total Return†	2.11%	3.50%	5.38%	6.07%		5.17%	1.82%	3.20%	5.11%	5.81%		4.90%

Ratios/Supplemental Data
Net Assets End of Period (000)	$314,884	$269,482	$140,015	$139,876		$155,648	$7,356	$10,153	$6,842	$2,865		$3,617
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.53%	0.51%		0.51%	0.78%	0.79%	0.79%	0.76%		0.76%
Ratio of Net Investment Income to Average Net Assets	1.57%	2.44%	3.78%	4.27%		4.11%	1.37%	2.19%	3.45%	4.02%		3.86%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.50%	0.50%	0.57%	0.61%		0.61%	0.78%	0.79%	0.81%	0.86%		0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.57%	2.44%	3.74%	4.17%		4.01%	1.37%	2.19%	3.43%	3.92%		3.76%
Portfolio Turnover Rate(3)	54%	83%	86%	95%		143%	54%	83%	86%	95%		143%

	Limited Maturity Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.23	$10.14	$9.98	$9.82		$9.73

Net Investment Income(1)	0.07	0.14	0.26	0.32		0.31
Realized and Unrealized Gain (Loss) on Investments	0.04	0.11	0.18	0.16		0.09

Total from Investment Operations	0.11	0.25	0.44	0.48		0.40

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.08)	(0.16)	(0.28)	(0.32)		(0.31)
Distributions from Net Realized Capital Gains	–	–	–	–		–

Total Distributions	(0.08)	(0.16)	(0.28)	(0.32)		(0.31)

Net Asset Value, End of Period	$10.26	$10.23	$10.14	$9.98		$9.82

Total Return†	1.10%	2.46%	4.45%	4.93%		4.14%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,217	$5,208	$1,630	$411		$422
Ratio of Expenses to Average Net Assets	1.50%	1.51%	1.50%	1.49%		1.49%
Ratio of Net Investment Income to Average Net Assets	0.68%	1.42%	2.64%	3.29%		3.13%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.50%	1.51%	1.52%	1.59%		1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.68%	1.42%	2.62%	3.19%		3.03%
Portfolio Turnover Rate(3)	54%	83%	86%	95%		143%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

	Total Return Advantage Fund(1)
	Class I					Class A
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.36	$9.85	$9.55	$9.51	$9.39	$10.36	$9.86	$9.55	$9.51	$9.39

Net Investment Income(2)	0.39	0.43	0.45	0.47	0.45	0.36	0.39	0.41	0.42	0.40
Realized and Unrealized Gain (Loss) on Investments	0.30	0.52	0.31	0.05	0.13	0.31	0.50	0.32	0.05	0.13

Total from Investment Operations	0.69	0.95	0.76	0.52	0.58	0.67	0.89	0.73	0.47	0.53

Payment from Affiliate(2)	–	0.01 (3)	–	–	–	–	0.01 (3)	–	–	–

Dividends from Net Investment Income	(0.41)	(0.44)	(0.46)	(0.48)	(0.46)	(0.38)	(0.39)	(0.42)	(0.43)	(0.41)
Distributions from Net Realized Capital Gains	–	(0.01)	–	–	–	–	(0.01)	–	–	–

Total Distributions	(0.41)	(0.45)	(0.46)	(0.48)	(0.46)	(0.38)	(0.40)	(0.42)	(0.43)	(0.41)

Net Asset Value, End of Period	$10.64	$10.36	$9.85	$9.55	$9.51	$10.65	$10.36	$9.86	$9.55	$9.51

Total Return†	6.72%	9.90%	8.24%	5.48%	6.22%	6.53%	9.32%	7.81%	4.95%	5.68%

Ratios/Supplemental Data
Net Assets End of Period (000)	$247,780	$217,946	$113,202	$132,698	$147,511	$7,038	$9,213	$482	$713	$886
Ratio of Expenses to Average Net Assets	0.58%	0.53%	0.53%	0.53%	0.53%	0.86%	0.83%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	3.71%	4.19%	4.80%	4.89%	4.72%	3.43%	3.79%	4.30%	4.39%	4.22%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.58%	0.62%	0.68%	0.63%	0.59%	0.86%	0.85%	1.18%	1.13%	1.09%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.71%	4.10%	4.65%	4.79%	4.66%	3.43%	3.77%	4.15%	4.29%	4.16%
Portfolio Turnover Rate(4)	76%	60%	106%	54%	66%	76%	60%	106%	54%	66%

	Total Return Advantage Fund(1)
	Class C
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.38	$9.86	$9.56	$9.52	$9.39

Net Investment Income(2)	0.28	0.33	0.36	0.37	0.33
Realized and Unrealized Gain (Loss) on Investments	0.31	0.53	0.31	0.05	0.16

Total from Investment Operations	0.59	0.86	0.67	0.42	0.49

Payment from Affiliate(2)	–	0.01 (3)	–	–	–

Dividends from Net Investment Income	(0.30)	(0.34)	(0.37)	(0.38)	(0.36)
Distributions from Net Realized Capital Gains	–	(0.01)	–	–	–

Total Distributions	(0.30)	(0.35)	(0.37)	(0.38)	(0.36)

Net Asset Value, End of Period	$10.67	$10.38	$9.86	$9.56	$9.52

Total Return†	5.76%	8.87%	7.18%	4.43%	5.26%

Ratios/Supplemental Data
Net Assets End of Period (000)	$472	$331	$162	$165	$201
Ratio of Expenses to Average Net Assets	1.58%	1.53%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.69%	3.19%	3.80%	3.89%	3.71%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.58%	1.62%	1.68%	1.63%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.69%	3.10%	3.65%	3.79%	3.64%
Portfolio Turnover Rate(4)	76%	60%	106%	54%	66%

†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 8 in Notes to Financial Statements.
(4)

Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Ultra Short Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.05	$10.07	$10.00	$9.89		$9.84	$10.06	$10.08	$10.02	$9.88		$9.83

Net Investment Income(1)	0.06	0.13	0.31	0.43		0.44	0.06	0.11	0.23	0.41		0.41
Realized and Unrealized Gain (Loss) on Investments	0.01	0.02	0.09	0.11		0.04	(0.01)	0.02	0.14	0.13		0.04

Total from Investment Operations	0.07	0.15	0.40	0.54		0.48	0.05	0.13	0.37	0.54		0.45

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.11)	(0.17)	(0.33)	(0.43)		(0.43)	(0.08)	(0.15)	(0.31)	(0.40)		(0.40)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	(0.11)	(0.17)	(0.33)	(0.43)		(0.43)	(0.08)	(0.15)	(0.31)	(0.40)		(0.40)

Net Asset Value, End of Period	$10.01	$10.05	$10.07	$10.00		$9.89	$10.03	$10.06	$10.08	$10.02		$9.88

Total Return†	0.71%	1.54%	4.12%	5.52%		4.97%	0.54%	1.25%	3.74%	5.58%		4.71%

Ratios/Supplemental Data
Net Assets End of Period (000)	$515,482	$339,187	$91,445	$64,966		$71,115	$8,233	$21,663	$11,846	$231		$1,408
Ratio of Expenses to Average Net Assets	0.35%	0.39%	0.40%	0.37%		0.35%	0.64%	0.67%	0.66%	0.62%		0.60%
Ratio of Net Investment Income to Average Net Assets	0.59%	1.25%	3.14%	4.32%		4.39%	0.62%	1.12%	2.29%	4.07%		4.14%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.39%	0.47%	0.57%		0.55%	0.64%	0.67%	0.67%	0.82%		0.80%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.59%	1.25%	3.07%	4.12%		4.19%	0.62%	1.12%	2.28%	3.87%		3.94%
Portfolio Turnover Rate(3)	68%	71%	101%	116%		111%	68%	71%	101%	116%		111%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund(1)
	Class I					Class A
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.81	$9.69	$9.55	$9.49	$9.51	$9.84	$9.71	$9.57	$9.51	$9.53

Net Investment Income(2)	0.25	0.27	0.29	0.33	0.34	0.22	0.24	0.24	0.29	0.30
Realized and Unrealized Gain (Loss) on Investments	0.15	0.27	0.18	0.11	(0.01)	0.08	0.27	0.18	0.11	(0.01)

Total from Investment Operations	0.40	0.54	0.47	0.44	0.33	0.30	0.51	0.42	0.40	0.29

Dividends from Net Investment Income	(0.25)	(0.28)	(0.29)	(0.33)	(0.34)	(0.22)	(0.24)	(0.24)	(0.29)	(0.30)
Distributions from Net Realized Capital Gains	(0.20)	(0.14)	(0.04)	(0.05)	(0.01)	(0.20)	(0.14)	(0.04)	(0.05)	(0.01)

Total Distributions	(0.45)	(0.42)	(0.33)	(0.38)	(0.35)	(0.42)	(0.38)	(0.28)	(0.34)	(0.31)

Net Asset Value, End of Period	$9.76	$9.81	$9.69	$9.55	$9.49	$9.72	$9.84	$9.71	$9.57	$9.51

Total Return†	4.18%	5.72%	5.02%	4.82%	3.49%	3.16%	5.32%	4.49%	4.29%	2.97%

Ratios/Supplemental Data
Net Assets End of Period (000)	$132,330	$141,189	$89,520	$81,891	$81,317	$5,270	$4,958	$640	$649	$821
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.81%	0.85%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.81%	3.00%	3.52%	3.59%	2.29%	2.41%	2.50%	3.02%	3.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.70%	0.83%	0.84%	0.77%	0.84%	0.93%	1.33%	1.34%	1.27%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.54%	2.64%	2.70%	3.21%	3.35%	2.26%	2.33%	2.20%	2.71%	2.85%
Portfolio Turnover Rate	37%	111%	64%	143%	22%	37%	111%	64%	143%	22%

	000000	000000	000000	000000	000000
	Intermediate Tax Exempt Bond Fund(1)
	Class C
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.77	$9.63	$9.50	$9.44	$9.45

Net Investment Income(2)	0.15	0.16	0.19	0.24	0.25
Realized and Unrealized Gain (Loss) on Investments	0.06	0.30	0.16	0.11	–

Total from Investment Operations	0.21	0.46	0.35	0.35	0.25

Dividends from Net Investment Income	(0.15)	(0.18)	(0.18)	(0.24)	(0.25)
Distributions from Net Realized Capital Gains	(0.20)	(0.14)	(0.04)	(0.05)	(0.01)

Total Distributions	(0.35)	(0.32)	(0.22)	(0.29)	(0.26)

Net Asset Value, End of Period	$9.63	$9.77	$9.63	$9.50	$9.44

Total Return†	2.21%	4.87%	3.75%	3.78%	2.57%

Ratios/Supplemental Data
Net Assets End of Period (000)	$293	$169	$7	$108	$105
Ratio of Expenses to Average Net Assets	1.52%	1.50%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.65%	2.00%	2.52%	2.59%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%	1.56%	1.83%	1.84%	1.77%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.53%	1.59%	1.70%	2.21%	2.35%
Portfolio Turnover Rate	37%	111%	64%	143%	22%

†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Maryland Tax Exempt Bond Fund
	Class I					Class A
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.25	$11.05	$10.82	$10.78	$10.77	$11.24	$11.05	$10.82	$10.78	$10.77

Net Investment Income(1)	0.32	0.31	0.35	0.39	0.40	0.29	0.26	0.29	0.34	0.34
Realized and Unrealized Gain (Loss) on Investments	0.02	0.20	0.23	0.04	0.01	0.03	0.19	0.23	0.04	0.01

Total from Investment Operations	0.34	0.51	0.58	0.43	0.41	0.32	0.45	0.52	0.38	0.35

Dividends from Net Investment Income	(0.32)	(0.31)	(0.35)	(0.39)	(0.40)	(0.29)	(0.26)	(0.29)	(0.34)	(0.34)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.32)	(0.31)	(0.35)	(0.39)	(0.40)	(0.29)	(0.26)	(0.29)	(0.34)	(0.34)

Net Asset Value, End of Period	$11.27	$11.25	$11.05	$10.82	$10.78	$11.27	$11.24	$11.05	$10.82	$10.78

Total Return†	3.08%	4.65%	5.46%	4.08%	3.83%	2.88%	4.11%	4.94%	3.56%	3.32%

Ratios/Supplemental Data
Net Assets End of Period (000)	$71,256	$78,154	$67,455	$52,261	$48,742	$725	$635	$614	$604	$928
Ratio of Expenses to Average Net Assets	0.53%	0.52%	0.53%	0.53%	0.53%	0.81%	0.95%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.86%	2.75%	3.21%	3.62%	3.68%	2.57%	2.32%	2.71%	3.12%	3.18%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.75%	0.93%	0.96%	0.85%	0.84%	1.19%	1.43%	1.46%	1.35%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.83%	2.52%	2.81%	3.19%	3.36%	2.54%	2.08%	2.31%	2.69%	2.86%
Portfolio Turnover Rate	19%	43%	29%	39%	9%	19%	43%	29%	39%	39%

	Maryland Tax Exempt Bond Fund
	Class C
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.25	$11.05	$10.83	$10.78	$10.77

Net Investment Income(1)	0.21	0.20	0.24	0.28	0.29
Realized and Unrealized Gain (Loss) on Investments	0.02	0.20	0.22	0.05	0.01

Total from Investment Operations	0.23	0.40	0.46	0.33	0.30

Dividends from Net Investment Income	(0.21)	(0.20)	(0.24)	(0.28)	(0.29)
Distributions from Net Realized Capital Gains	–	–	–	–	–

Total Distributions	(0.21)	(0.20)	(0.24)	(0.28)	(0.29)

Net Asset Value, End of Period	$11.27	$11.25	$11.05	$10.83	$10.78

Total Return†	2.07%	3.61%	4.29%	3.14%	2.80%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1	$12	$12	$118	$114
Ratio of Expenses to Average Net Assets	1.48%	1.52%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.88%	1.75%	2.21%	2.62%	2.67%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.50%	1.76%	1.93%	1.96%	1.85%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.86%	1.51%	1.81%	2.19%	2.35%
Portfolio Turnover Rate	19%	43%	29%	39%	9%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

	Michigan Intermediate Municipal Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.98	$9.96	$10.07	$10.16		$10.38	$9.98	$9.96	$10.06	$10.15		$10.37

Net Investment Income(1)	0.32	0.36	0.38	0.41		0.44	0.30	0.33	0.36	0.39		0.41
Realized and Unrealized Gain (Loss) on Investments	0.05	0.11	– **	0.11		(0.08)	0.04	0.11	0.01	0.11		(0.08)

Total from Investment Operations	0.37	0.47	0.38	0.52		0.36	0.34	0.44	0.37	0.50		0.33

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.32)	(0.36)	(0.38)	(0.41)		(0.44)	(0.29)	(0.33)	(0.36)	(0.39)		(0.41)
Distributions from Net Realized Capital Gains	(0.32)	(0.08)	(0.11)	(0.20)		(0.14)	(0.32)	(0.08)	(0.11)	(0.20)		(0.14)

Total Distributions	(0.64)	(0.45)	(0.49)	(0.61)		(0.58)	(0.61)	(0.42)	(0.47)	(0.59)		(0.55)

Net Asset Value, End of Period	$9.71	$9.98	$9.96	$10.07		$10.16	$9.71	$9.98	$9.96	$10.06		$10.15

Total Return†	3.85%	4.78%	3.92%	5.24%		3.48%	3.58%	4.49%	3.76%	4.97%		3.22%

Ratios/Supplemental Data
Net Assets End of Period (000)	$15,019	$21,843	$26,883	$36,528		$42,756	$7,572	$10,817	$10,808	$11,971		$13,460
Ratio of Expenses to Average Net Assets	0.66%	0.62%	0.62%	0.60%		0.58%	0.93%	0.89%	0.88%	0.85%		0.83%
Ratio of Net Investment Income to Average Net Assets	3.26%	3.63%	3.86%	4.07%		4.22%	3.00%	3.35%	3.60%	3.82%		3.97%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.66%	0.62%	0.68%	0.75%		0.73%	0.93%	0.89%	0.93%	1.00%		0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.26%	3.63%	3.80%	3.92%		4.07%	3.00%	3.35%	3.55%	3.67%		3.82%
Portfolio Turnover Rate	22%	16%	6%	42%		47%	22%	16%	6%	42%		47%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.00	$9.98	$10.09	$10.17		$10.39

Net Investment Income(1)	0.22	0.26	0.29	0.31		0.34
Realized and Unrealized Gain (Loss) on Investments	0.05	0.11	– **	0.12		(0.08)

Total from Investment Operations	0.27	0.37	0.29	0.43		0.26

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.22)	(0.26)	(0.29)	(0.31)		(0.34)
Distributions from Net Realized Capital Gains	(0.32)	(0.08)	(0.11)	(0.20)		(0.14)

Total Distributions	(0.54)	(0.35)	(0.40)	(0.51)		(0.48)

Net Asset Value, End of Period	$9.73	$10.00	$9.98	$10.09		$10.17

Total Return†	2.83%	3.73%	2.89%	4.31%		2.49%

Ratios/Supplemental Data
Net Assets End of Period (000)	$71	$73	$82	$55		$40
Ratio of Expenses to Average Net Assets	1.66%	1.62%	1.61%	1.59%		1.56%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.62%	2.84%	3.08%		3.24%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.66%	1.62%	1.66%	1.74%		1.71%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.26%	2.62%	2.79%	2.93%		3.09%
Portfolio Turnover Rate	22%	16%	6%	42%		47%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Ohio Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.40	$11.28	$11.09	$10.93		$10.94	$11.36	$11.25	$11.05	$10.89		$10.91

Net Investment Income(1)	0.36	0.38	0.40	0.41		0.41	0.33	0.35	0.37	0.38		0.38
Realized and Unrealized Gain (Loss) on Investments	0.07	0.17	0.19	0.16		(0.01)	0.08	0.16	0.20	0.16		(0.02)

Total from Investment Operations	0.43	0.55	0.59	0.57		0.40	0.41	0.51	0.57	0.54		0.36

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.36)	(0.38)	(0.40)	(0.41)		(0.41)	(0.33)	(0.35)	(0.37)	(0.38)		(0.38)
Distributions from Net Realized Capital Gains	(0.13)	(0.05)	–	–		–	(0.13)	(0.05)	–	–		–

Total Distributions	(0.49)	(0.43)	(0.40)	(0.41)		(0.41)	(0.46)	(0.40)	(0.37)	(0.38)		(0.38)

Net Asset Value, End of Period	$11.34	$11.40	$11.28	$11.09		$10.93	$11.31	$11.36	$11.25	$11.05		$10.89

Total Return†	3.85%	5.00%	5.43%	5.33%		3.69%	3.66%	4.61%	5.27%	5.08%		3.33%

Ratios/Supplemental Data
Net Assets End of Period (000)	$86,010	$96,103	$100,947	$109,258		$125,426	$9,887	$11,660	$12,439	$9,772		$10,094
Ratio of Expenses to Average Net Assets	0.55%	0.54%	0.57%	0.55%		0.56%	0.83%	0.83%	0.82%	0.80%		0.81%
Ratio of Net Investment Income to Average Net Assets	3.17%	3.37%	3.60%	3.74%		3.72%	2.89%	3.08%	3.34%	3.49%		3.47%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.54%	0.62%	0.70%		0.71%	0.83%	0.83%	0.87%	0.95%		0.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.17%	3.37%	3.55%	3.59%		3.57%	2.89%	3.08%	3.29%	3.34%		3.32%
Portfolio Turnover Rate	14%	33%	11%	18%		39%	14%	33%	11%	18%		39%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.35	$11.23	$11.04	$10.88		$10.89

Net Investment Income(1)	0.24	0.26	0.29	0.30		0.30
Realized and Unrealized Gain (Loss) on Investments	0.06	0.18	0.19	0.16		(0.01)

Total from Investment Operations	0.30	0.44	0.48	0.46		0.29

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.24)	(0.26)	(0.29)	(0.30)		(0.30)
Distributions from Net Realized Capital Gains	(0.13)	(0.05)	–	–		–

Total Distributions	(0.37)	(0.32)	(0.29)	(0.30)		(0.30)

Net Asset Value, End of Period	$11.28	$11.35	$11.23	$11.04		$10.88

Total Return†	2.73%	3.96%	4.43%	4.31%		2.68%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,009	$976	$635	$648		$612
Ratio of Expenses to Average Net Assets	1.55%	1.55%	1.54%	1.53%		1.54%
Ratio of Net Investment Income to Average Net Assets	2.17%	2.34%	2.62%	2.76%		2.74%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%	1.55%	1.59%	1.68%		1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.17%	2.34%	2.57%	2.61%		2.59%
Portfolio Turnover Rate	14%	33%	11%	18%		39%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund
	Class I						Class A
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.67	$10.50	$10.40	$10.28		$10.28	$10.69	$10.52	$10.42	$10.30		$10.30

Net Investment Income(1)	0.31	0.32	0.34	0.36		0.37	0.28	0.29	0.32	0.34		0.34
Realized and Unrealized Gain (Loss) on Investments	0.06	0.22	0.18	0.17		0.03	0.06	0.22	0.18	0.17		0.03

Total from Investment Operations	0.37	0.54	0.52	0.53		0.40	0.34	0.51	0.50	0.51		0.37

Payment from Affiliate(1)	–	–	–	–	**(2)	–	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.31)	(0.32)	(0.34)	(0.36)		(0.37)	(0.28)	(0.29)	(0.32)	(0.34)		(0.34)
Distributions from Net Realized Capital Gains	(0.41)	(0.05)	(0.08)	(0.05)		(0.03)	(0.41)	(0.05)	(0.08)	(0.05)		(0.03)

Total Distributions	(0.72)	(0.37)	(0.42)	(0.41)		(0.40)	(0.69)	(0.34)	(0.40)	(0.39)		(0.37)

Net Asset Value, End of Period	$10.32	$10.67	$10.50	$10.40		$10.28	$10.34	$10.69	$10.52	$10.42		$10.30

Total Return†	3.71%	5.26%	5.18%	5.23%		3.89%	3.43%	4.97%	4.92%	4.96%		3.63%

Ratios/Supplemental Data
Net Assets End of Period (000)	$26,114	$28,931	$32,304	$34,317		$37,521	$3,061	$3,932	$2,738	$2,199		$2,002
Ratio of Expenses to Average Net Assets	0.61%	0.59%	0.60%	0.57%		0.58%	0.88%	0.87%	0.85%	0.82%		0.83%
Ratio of Net Investment Income to Average Net Assets	2.96%	3.03%	3.32%	3.48%		3.54%	2.69%	2.71%	3.06%	3.23%		3.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.61%	0.59%	0.65%	0.72%		0.73%	0.88%	0.87%	0.90%	0.97%		0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.96%	3.03%	3.27%	3.33%		3.39%	2.69%	2.71%	3.01%	3.08%		3.14%
Portfolio Turnover Rate	14%	55%	17%	25%		29%	14%	55%	17%	25%		29%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.69	$10.51	$10.41	$10.29		$10.30

Net Investment Income(1)	0.20	0.21	0.23	0.26		0.27
Realized and Unrealized Gain (Loss) on Investments	0.07	0.23	0.19	0.17		0.02

Total from Investment Operations	0.27	0.44	0.42	0.43		0.29

Payment from Affiliate(1)	–	–	–	–	**(2)	–

Dividends from Net Investment Income	(0.21)	(0.21)	(0.24)	(0.26)		(0.27)
Distributions from Net Realized Capital Gains	(0.41)	(0.05)	(0.08)	(0.05)		(0.03)

Total Distributions	(0.62)	(0.26)	(0.32)	(0.31)		(0.30)

Net Asset Value, End of Period	$10.34	$10.69	$10.51	$10.41		$10.29

Total Return†	2.69%	4.30%	4.15%	4.19%		2.78%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,015	$1,954	$1,768	$620		$544
Ratio of Expenses to Average Net Assets	1.61%	1.60%	1.58%	1.56%		1.57%
Ratio of Net Investment Income to Average Net Assets	1.93%	2.02%	2.24%	2.49%		2.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.61%	1.60%	1.61%	1.71%		1.72%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.93%	2.02%	2.21%	2.34%		2.40%
Portfolio Turnover Rate	14%	55%	17%	25%		29%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.39	$10.26	$10.07	$9.86	$9.86	$10.39	$10.27	$10.07	$9.87	$9.86

Net Investment Income(1)	0.20	0.23	0.27	0.32	0.30	0.17	0.18	0.22	0.27	0.25
Realized and Unrealized Gain (Loss) on Investments	0.05	0.13	0.19	0.21	–	0.06	0.12	0.20	0.20	0.01

Total from Investment Operations	0.25	0.36	0.46	0.53	0.30	0.23	0.30	0.42	0.47	0.26

Dividends from Net Investment Income	(0.20)	(0.23)	(0.27)	(0.32)	(0.30)	(0.17)	(0.18)	(0.22)	(0.27)	(0.25)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.20)	(0.23)	(0.27)	(0.32)	(0.30)	(0.17)	(0.18)	(0.22)	(0.27)	(0.25)

Net Asset Value, End of Period	$10.44	$10.39	$10.26	$10.07	$9.86	$10.45	$10.39	$10.27	$10.07	$9.87

Total Return†	2.40%	3.53%	4.61%	5.41%	3.05%	2.21%	2.98%	4.20%	4.77%	2.64%

Ratios/Supplemental Data
Net Assets End of Period (000)	$128,926	$119,047	$75,564	$61,947	$59,047	$522	$815	$927	$864	$932
Ratio of Expenses to Average Net Assets	0.53%	0.52%	0.53%	0.53%	0.53%	0.81%	0.96%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.21%	2.63%	3.15%	3.01%	1.61%	1.77%	2.13%	2.65%	2.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.71%	0.87%	0.90%	0.79%	0.83%	1.16%	1.37%	1.40%	1.30%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.87%	2.02%	2.29%	2.78%	2.75%	1.59%	1.57%	1.79%	2.28%	2.25%
Portfolio Turnover Rate	43%	79%	77%	120%	13%	43%	79%	77%	120%	13%

	Tax Exempt Limited Maturity Bond Fund
	Class C
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.38	$10.26	$10.07	$9.86	$9.86

Net Investment Income(1)	0.09	0.13	0.17	0.22	0.20
Realized and Unrealized Gain (Loss) on Investments	0.06	0.12	0.19	0.21	–

Total from Investment Operations	0.15	0.25	0.36	0.43	0.20

Dividends from Net Investment Income	(0.09)	(0.13)	(0.17)	(0.22)	(0.20)
Distributions from Net Realized Capital Gains	–	–	–	–	–

Total Distributions	(0.09)	(0.13)	(0.17)	(0.22)	(0.20)

Net Asset Value, End of Period	$10.44	$10.38	$10.26	$10.07	$9.86

Total Return†	1.49%	2.40%	3.58%	4.36%	2.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$33	$34	$33	$111	$107
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.52%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.21%	1.64%	2.15%	2.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.72%	1.86%	1.90%	1.79%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.87%	1.01%	1.30%	1.78%	1.75%
Portfolio Turnover Rate	43%	79%	77%	120%	13%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 10.3%
Automotive — 5.6%
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	$1,965	$1,975
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	1,190	1,194
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	1,800	1,821
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	1,424	1,451
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	1,565	1,573
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,225	2,253
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,280	2,303

		12,570
Credit Cards — 1.2%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	240	246
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	2,420	2,479

		2,725
Utilities — 3.5%
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	3,422	3,650
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	3,620	4,319

		7,969
Total Asset Backed Securities
(Cost $22,187)		23,264
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	6,000	6,470
Total Collateralized Mortgage Obligations
(Cost $5,757)		6,470
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD5, Cl A2
5.655%, 11/15/44	994	1,015
Credit Suisse First Boston Mortgage Securities
Corp, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	4,200	4,609

	Par (000)	Value (000)
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	$1,787	$1,870

Total Commercial Mortgage-Backed Securities
(Cost $6,989)		7,494
CORPORATE BONDS — 32.3%
Automotive — 0.3%
BorgWarner
4.625%, 09/15/20	580	599
Cable — 2.3%
Comcast
5.700%, 05/15/18	540	605
DIRECTV Holdings LLC
4.600%, 02/15/21	1,175	1,189
Historic TW
6.625%, 05/15/29	556	616
NBCUniversal Media LLC
5.150%, 04/30/20 144A	1,160	1,234
News America
6.650%, 11/15/37	345	377
News America Holdings
8.450%, 08/01/34	538	677
Viacom
3.500%, 04/01/17	500	510

		5,208
Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	649	738
Energy — 3.0%
Anadarko Petroleum
8.700%, 03/15/19	550	708
BP Capital Markets PLC
3.625%, 05/08/14	535	563
EQT
8.125%, 06/01/19	340	419
Hess
5.600%, 02/15/41	500	503
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	817	928
Nexen
5.875%, 03/10/35	928	911
ONEOK Partners LP
6.125%, 02/01/41	575	607
Petrobras International Finance
3.875%, 01/27/16	655	670
Suncor Energy
6.100%, 06/01/18	645	744
Weatherford International
5.125%, 09/15/20	605	624

		6,677
Financials — 11.2%
American Express
7.000%, 03/19/18	375	450
Ameriprise Financial
7.300%, 06/28/19	665	813
Bank of America
6.500%, 08/01/16	290	328
5.750%, 12/01/17	555	602

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Bank of America (MTN)
5.650%, 05/01/18	$1,160	$1,239
Barclays Bank PLC
6.750%, 05/22/19	1,070	1,233
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	1,096	1,096
Capital One Bank USA NA
6.500%, 06/13/13	655	718
8.800%, 07/15/19	325	418
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	650	737
Citigroup
6.010%, 01/15/15	822	911
4.875%, 05/07/15	490	519
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	995	988
Credit Suisse AG
5.400%, 01/14/20	775	813
First Niagara Financial Group
6.750%, 03/19/20	700	783
General Electric Capital
2.950%, 05/09/16	1,085	1,089
4.625%, 01/07/21	745	756
5.300%, 02/11/21	255	268
Goldman Sachs Group
5.950%, 01/18/18	915	991
6.150%, 04/01/18	505	554
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	250	256
HSBC Bank USA NA
4.625%, 04/01/14	650	697
4.875%, 08/24/20	600	606
International Lease Finance
6.500%, 09/01/14 144A	350	376
JPMorgan Chase
6.000%, 01/15/18	1,800	2,032
4.625%, 05/10/21	300	301
Mellon Funding
5.500%, 11/15/18	225	252
Merrill Lynch (MTN)
6.875%, 04/25/18	215	245
Morgan Stanley
4.750%, 04/01/14	590	622
4.000%, 07/24/15	450	466
Morgan Stanley (MTN)
5.450%, 01/09/17	650	701
Nordea Bank AB
4.875%, 05/13/21 144A	575	574
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	900	900
Wachovia Capital Trust III
5.570%, 03/29/49 (A)	1,260	1,166
Westpac Banking
3.000%, 08/04/15	795	809

		25,309
Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 144A	625	798

	Par (000)	Value (000)
Kraft Foods
5.375%, 02/10/20	$650	$711

		1,509
Industrials — 1.3%
Caterpillar
5.200%, 05/27/41	400	404
CRH America
4.125%, 01/15/16	610	631
L-3 Communications
4.950%, 02/15/21	510	530
Republic Services
5.700%, 05/15/41	580	586
Thermo Fisher Scientific
3.200%, 05/01/15	785	818

		2,969
Insurance — 2.5%
AON
3.500%, 09/30/15	575	594
Berkshire Hathaway Finance
4.250%, 01/15/21	820	845
Hartford Financial Services Group
6.300%, 03/15/18	465	514
MetLife
7.717%, 02/15/19	520	638
6.400%, 12/15/36	520	518
Principal Financial Group
8.875%, 05/15/19	625	812
Prudential Financial
5.375%, 06/21/20	75	81
Prudential Financial (MTN)
7.375%, 06/15/19	685	822
Reinsurance Group of America
6.450%, 11/15/19	720	802

		5,626
Materials — 1.2%
ArcelorMittal
7.000%, 10/15/39	710	740
Dow Chemical
8.550%, 05/15/19	590	768
International Paper
7.500%, 08/15/21	460	556
Vale Overseas
4.625%, 09/15/20	625	621

		2,685
Real Estate Investment Trusts — 2.0%
AMB Property LP
4.500%, 08/15/17	320	328
6.625%, 12/01/19	370	415
CommonWealth REIT
5.875%, 09/15/20	785	828
Digital Realty Trust LP
4.500%, 07/15/15	750	784
Health Care REIT
5.250%, 01/15/22	695	701
Realty Income
6.750%, 08/15/19	705	823

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Real Estate Investment Trusts — continued
WEA Finance LLC
4.625%, 05/10/21 144A	$615	$614

		4,493
Retail — 1.4%
AutoZone
4.000%, 11/15/20	610	588
Home Depot
5.875%, 12/16/36	625	651
Kroger
6.400%, 08/15/17	610	723
Safeway
3.950%, 08/15/20	425	419
Wal-Mart Stores
5.250%, 09/01/35	650	657
5.625%, 04/01/40	175	183

		3,221
Technology — 0.8%
KLA-Tencor
6.900%, 05/01/18	570	655
Oracle
6.125%, 07/08/39	245	278
Xerox
6.400%, 03/15/16	735	849

		1,782
Telecommunications — 2.0%
America Movil SAB de CV
5.000%, 03/30/20	630	666
AT&T
6.300%, 01/15/38	1,150	1,230
GTE
6.940%, 04/15/28	1,525	1,782
Telefonica Emisiones SAU
3.729%, 04/27/15	665	687
3.992%, 02/16/16	240	246

		4,611
Transportation — 0.3%
Ryder System (MTN)
3.150%, 03/02/15	565	582
Utilities — 3.0%
Appalachian Power
4.950%, 02/01/15	875	943
Bruce Mansfield Unit
6.850%, 06/01/34	564	610
Dominion Resources
6.400%, 06/15/18	435	508
Exelon Generation LLC
5.750%, 10/01/41	735	717
Midamerican Energy Holdings
6.125%, 04/01/36	740	818
Nisource Finance
6.400%, 03/15/18	780	895
Progress Energy
7.050%, 03/15/19	580	706
Puget Sound Energy
5.757%, 10/01/39	585	619

	Par (000)	Value (000)
Toledo Edison
7.250%, 05/01/20	$495	$598
Xcel Energy
4.700%, 05/15/20	340	360

		6,774
Total Corporate Bonds
(Cost $68,666)		72,783
MUNICIPAL BONDS — 0.6%
Ohio — 0.4%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	850	829
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	570	596
Total Municipal Bonds
(Cost $1,420)		1,425
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 26.3%
Federal Home Loan Mortgage Corporation — 1.7%
9.500%, 10/01/20	55	63
8.500%, 09/01/16	2	2
8.000%, 07/01/25	50	59
7.000%, 11/01/28	215	249
4.500%, 07/01/40	3,299	3,426

		3,799
Federal National Mortgage Association — 23.1%
9.500%, 05/01/18	9	9
9.000%, 11/01/24	86	101
7.000%, 01/01/33	121	140
7.000%, 10/01/33	87	100
6.000%, 07/01/28	1	1
6.000%, 01/01/34	105	116
6.000%, 09/01/36	1,812	2,006
6.000%, 02/01/37	249	275
6.000%, 08/01/38	914	1,007
6.000%, 09/01/38	2,298	2,547
5.500%, 12/01/33	4,989	5,438
5.500%, 05/01/35	847	921
5.500%, 12/01/36	3,995	4,348
5.000%, 06/01/20	1,947	2,103
5.000%, 04/01/23	1,060	1,137
5.000%, 10/01/35	5,823	6,227
5.000%, 11/01/35	543	581
5.000%, 06/01/37	1,863	1,987
5.000%, 03/01/40	4,250	4,542
4.500%, 08/01/20	3,640	3,893
4.500%, 09/01/35	1,782	1,864
4.500%, 10/01/39	8,592	8,937
4.000%, 01/01/41	1,597	1,612
4.000%, 02/01/41	2,284	2,302

		52,194
Government National Mortgage Association — 1.5%
8.500%, 11/15/21	32	38
8.500%, 07/15/22	11	13
8.250%, 04/20/17	2	2
8.000%, 01/15/30	225	267

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Government National Mortgage Association — continued
6.500%, 06/15/32	$114	$130
6.000%, 08/15/32	57	64
6.000%, 02/15/33	581	651
6.000%, 11/15/34	7	8
4.500%, 07/15/39	1,980	2,102

		3,275
Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $56,361)		59,268
U.S. TREASURY OBLIGATIONS — 22.4%
U.S. Treasury Bond — 3.0%
4.500%, 02/15/36	6,290	6,662
U.S. Treasury Notes — 19.4%
4.875%, 07/31/11	1,700	1,713
2.625%, 08/15/20	550	536
2.250%, 01/31/15	590	615
1.375%, 04/15/12	6,420	6,485
1.375%, 01/15/13	2,500	2,541
1.000%, 07/31/11	7,670	7,682
1.000%, 08/31/11	11,570	11,596
1.000%, 10/31/11	12,600	12,646

		43,814
Total U.S. Treasury Obligations
(Cost $50,437)		50,476

	Number of Shares
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae	60,500	173
Freddie Mac	44,080	143

Total Preferred Stocks
(Cost $2,502)		316
AFFILIATED MONEY MARKET FUND — 1.5%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	3,459,317	3,459

Total Affiliated Money Market Fund
(Cost $3,459)		3,459
TOTAL INVESTMENTS — 99.7%
(Cost $217,778)*		224,955
Other Assets & Liabilities – 0.3%		707
TOTAL NET ASSETS — 100.0%		$225,662

* Aggregate cost for Federal income tax purposes is (000) $217,869.
Gross unrealized appreciation (000)	$9,487
Gross unrealized depreciation (000)	(2,401)

Net unrealized appreciation (000)	$7,086

† See Note 3 in Notes to Financial Statements.
(A) Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.

144A    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $4,752 (000) and represents 2.1% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	00000000000	00000000000	00000000000	00000000000
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$3,459	$ –	$–	$ 3,459
Asset Backed Securities	–	23,264	–	23,264
Collateralized Mortgage Obligations	–	6,470	–	6,470
Commercial Mortgage-Backed Securities	–	7,494	–	7,494
Corporate Bonds	–	72,783	–	72,783
Municipal Bonds	–	1,425	–	1,425
Preferred Stocks	316	–	–	316
U.S. Government Agency Mortgage-Backed Obligations	–	59,268	–	59,268
U.S. Treasury Obligations	–	50,476	–	50,476

Total Assets – Investments in Securities	$3,775	$221,180	$–	$224,955

See Notes to Financial Statements.

PNC Government Mortgage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.7%
Fannie Mae, Series 2003-56, Cl MB
4.500%, 06/25/18	$1,292	$1,411
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	47	54
Freddie Mac, Series 2642, Cl JE
5.000%, 09/15/32	1,500	1,633
Freddie Mac, Series 2881, Cl TE
5.000%, 07/15/33	5,140	5,570
Freddie Mac, Series 3064, Cl OG
5.500%, 06/15/34	1,050	1,154
Structured Mortgage Asset Residential Trust,
Series 1992-2, Cl I
8.250%, 06/25/19	25	26

Total Collateralized Mortgage Obligations
(Cost $9,001)		9,848

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 90.4%
Federal Home Loan Mortgage Corporation — 9.7%
12.250%, 08/01/15	17	18
9.000%, 04/01/16 to 09/01/20	50	56
8.750%, 05/01/17	5	5
8.500%, 09/01/17 to 01/01/22	57	64
8.000%, 02/01/17 to 03/01/22	44	50
7.000%, 05/01/31	38	44
6.000%, 10/01/32	468	520
5.500%, 03/01/28 to 12/01/36	3,419	3,714
5.000%, 11/01/35	2,044	2,184
4.500%, 03/01/40 to 07/01/40	5,494	5,715

		12,370

Federal National Mortgage Association — 69.3%
12.500%, 05/01/15	6	6
11.250%, 05/01/14	7	7
10.000%, 06/01/21	8	9
9.000%, 02/01/17 to 10/01/19	8	10
8.500%, 11/01/21 to 09/01/23	24	28
8.000%, 02/01/23 to 03/01/23	9	10
7.500%, 09/01/22 to 05/01/32	319	373
7.000%, 12/01/15 to 10/01/32	375	429
6.500%, 12/01/12 to 02/01/38	2,831	3,211
6.000%, 06/01/27 to 08/01/38	14,668	16,236
5.500%, 09/01/17 to 03/01/36	15,835	17,245
5.000%, 06/01/18 to 10/01/39	19,472	20,870
4.500%, 04/01/18 to 08/01/40	22,026	23,091
4.000%, 04/01/39 to 11/01/40	5,613	5,664
3.500%, 07/01/39	1,456	1,409

		88,598

Government National Mortgage Association — 11.4%
15.000%, 09/15/11 to 01/15/13	75	76
14.000%, 02/15/12 to 02/15/15	11	11
13.500%, 10/15/12 to 01/20/15	54	55
13.000%, 11/15/12 to 06/15/15	70	71
12.500%, 10/15/13 to 11/20/15	71	73
12.000%, 08/15/12 to 09/15/15	76	78
11.500%, 02/15/13 to 08/15/14	24	24
9.250%, 12/20/16 to 05/15/21	31	36
9.000%, 04/15/16 to 11/15/24	196	226

	Par (000)	Value (000)
8.750%, 12/15/16	$35	$39
8.500%, 01/15/17 to 09/15/24	178	205
8.000%, 04/15/17 to 05/20/30	482	564
7.500%, 09/20/15 to 09/20/30	985	1,149
7.000%, 09/20/15 to 06/15/32	1,504	1,746
6.500%, 10/15/22 to 09/15/31	1,336	1,520
6.000%, 07/20/29	408	454
5.000%, 10/15/39	2,573	2,795
4.500%, 03/15/39 to 08/15/39	5,120	5,437

		14,559
Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $108,048)		115,527
U.S. TREASURY OBLIGATION — 0.8%
U.S. Treasury Note — 0.8%
1.375%, 01/15/13	990	1,006

Total U.S. Treasury Obligation
(Cost $998)		1,006

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Class†	1,228,673	1,229

Total Affiliated Money Market Fund
(Cost $1,229)		1,229
TOTAL INVESTMENTS — 99.9%
(Cost $119,276)*		127,610
Other Assets & Liabilities – 0.1%		178
TOTAL NET ASSETS — 100.0%		$127,788
* Aggregate cost for Federal income tax purposes is (000) $119,276.
Gross unrealized appreciation (000)	$8,418
Gross unrealized depreciation (000)	(84)

Net unrealized appreciation (000)	$8,334

† See Note 3 in Notes to Financial Statements.
Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$1,229	$ –	$–	$ 1,229
Collateralized Mortgage Obligations	–	9,848	–	9,848
U.S. Government Agency Mortgage-Backed Obligations	–	115,527	–	115,527
U.S. Treasury Obligation	–	1,006	–	1,006

Total Assets – Investments in Securities	$1,229	$126,381	$–	$127,610

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage Obligation (000)
Balance, 05/31/10	$76
Accrued discounts/premiums	–	(A)
Realized gain (loss)(1)	(1)
Change in unrealized appreciation (depreciation)(2)	8
Purchases	–
Sales	–
Paydowns	(57)
Transfers in and/or out of Level 3	(26)

Balance, 05/31/11	$–

(A)	Value is less than $500.

(1)	Realized gain (loss) from paydowns of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.

(2)	Change in unrealized appreciation (depreciation) for Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

PNC High Yeild Bold Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — 89.0%
Aerospace — 2.3%
BE Aerospace
8.500%, 07/01/18	$100	$111
Spirit Aerosystems
7.500%, 10/01/17	50	53

		164
Airlines — 2.2%
Delta Air Lines
9.500%, 09/15/14 144A	150	162
Cable — 4.6%
Belo
8.000%, 11/15/16	150	165
DISH DBS
7.750%, 05/31/15	150	164

		329
Consumer Non-Cyclical — 2.3%
Interface
7.625%, 12/01/18	65	69
Quiksilver
6.875%, 04/15/15	100	98

		167
Consumer Services — 13.3%
General Motors Escrow Bond
8.375%, 12/31/49 (A)	405	12
Iron Mountain
8.750%, 07/15/18	100	105
MGM Resorts International
11.125%, 11/15/17	165	191
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	100	104
Royal Caribbean Cruises
11.875%, 07/15/15	95	118
7.500%, 10/15/27	150	152
Speedway Motorsports
6.750%, 02/01/19	100	101
Universal City Development Partners
10.875%, 11/15/16	150	173

		956
Energy — 10.7%
Copano Energy LLC
7.750%, 06/01/18	165	173
Encore Acquisition
9.500%, 05/01/16	100	112
MarkWest Energy Partners LP
6.750%, 11/01/20	75	77
OPTI Canada
9.000%, 12/15/12 144A	200	201
Tesoro
9.750%, 06/01/19	180	205

		768
Financials — 1.5%
Wells Fargo Capital XV
9.750%, 09/29/49 (B)	100	108

	Par (000)	Value (000)
Food, Beverage & Tobacco — 3.6%
Del Monte
7.625%, 02/15/19 144A	$150	$153
TreeHouse Foods
7.750%, 03/01/18	100	108

		261
Healthcare — 5.8%
HCA
8.500%, 04/15/19	225	252
Mylan
7.875%, 07/15/20 144A	150	166

		418
Industrials — 18.5%
Darling International
8.500%, 12/15/18 144A	100	109
H&E Equipment Services
8.375%, 07/15/16	160	168
Huntington Ingalls Industries
6.875%, 03/15/18 144A	150	157
K Hovnanian Enterprises
10.625%, 10/15/16	150	151
Masco
7.750%, 08/01/29	177	180
Mohawk Industries
6.875%, 01/15/16	125	136
Pulte Homes
6.375%, 05/15/33	200	164
Terex
10.875%, 06/01/16	100	116
USG
8.375%, 10/15/18 144A	145	149

		1,330
Insurance — 0.7%
MetLife
6.400%, 12/15/36	50	50
Materials — 5.1%
APERAM
7.750%, 04/01/18 144A	50	52
Clearwater Paper
7.125%, 11/01/18 144A	200	208
Rock-Tenn
9.250%, 03/15/16	100	109

		369
Media — 2.1%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 144A	150	150
Metals & Mining — 1.6%
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	100	111
Retail — 1.6%
Limited Brands
8.500%, 06/15/19	100	117
Technology — 6.1%
Mantech International
7.250%, 04/15/18	150	158

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Technology — continued
Seagate HDD Cayman
7.750%, 12/15/18 144A	$100	$105
SunGard Data Systems
10.625%, 05/15/15	160	175

		438

Transportation — 4.1%
Florida East Coast Railway
8.125%, 02/01/17 144A	100	104
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	75	83
PHI
8.625%, 10/15/18	100	107

		294

Utilities — 2.9%
Calpine
7.500%, 02/15/21 144A	100	104
Puget Energy
6.500%, 12/15/20 144A	100	105

		209

Total Corporate Bonds
(Cost $5,935)		6,401

	Number of Shares
COMMON STOCKS — 0.7%
Automotive — 0.7%
General Motors*	1,571	50

Total Common Stocks
(Cost $95)		50

PREFERRED STOCKS — 0.5%
Financial Conduits — 0.5%
Fannie Mae	10,000	28
Freddie Mac	3,000	10

Total Preferred Stocks
(Cost $325)		38

WARRANTS — 0.8%
General Motors, Cl. A*	1,428	32
General Motors, Cl. B*	1,428	24
Total Warrants
(Cost $112)		56
AFFILIATED MONEY MARKET FUND — 9.4%
PNC Advantage Institutional Money Market Fund, Institutional Class†	681,394	681
Total Affiliated Money Market Fund
(Cost $681)		681
TOTAL INVESTMENTS — 100.4%
(Cost $7,148)**		7,226
Other Assets & Liabilities – (0.4)%		(32)
TOTAL NET ASSETS — 100.0%		$7,194

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $7,175.
Gross unrealized appreciation (000)	$442
Gross unrealized depreciation (000)	(391)

Net unrealized appreciation (000)	$51

†	See Note 3 in Notes to Financial Statements.
(A)	Security in default.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $2,029 (000) and represents 28.2% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC High Yield Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$681	$ –	$–	$ 681
Common Stocks	50	–	–	50
Corporate Bonds	–	6,401	–	6,401
Preferred Stocks	38	–	–	38
Warrants	56	–	–	56

Total Assets – Investments in Securities	$825	$6,401	$–	$7,226

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 10.3%
Automotive — 6.6%
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	$1,300	$1,302
Capital Auto Receivables Asset Trust,
Series 2008-2, Cl A3A
4.680%, 10/15/12	994	1,004
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	2,865	2,879
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	2,105	2,113
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	2,625	2,655
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	3,525	3,542
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	1,400	1,408
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	1,650	1,654
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	2,140	2,151
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	3,730	3,777
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	1,800	1,819

		24,304
Credit Cards — 1.8%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	3,145	3,222
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	3,400	3,483

		6,705
Utilities — 1.9%
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	6,000	7,158
Total Asset Backed Securities
(Cost $36,833)		38,167
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700	6,047

	Par (000)	Value (000)
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	$5,035	$5,321

Total Collateralized Mortgage Obligations
(Cost $10,474)		11,368
COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD5, Cl A2
5.655%, 11/15/44	1,770	1,807

Total Commercial Mortgage-Backed Security
(Cost $1,824)		1,807
CORPORATE BONDS — 49.9%
Automotive — 0.5%
BorgWarner
4.625%, 09/15/20	843	870
Toyota Motor Credit (MTN)
2.800%, 01/11/16	950	971

		1,841
Cable — 2.4%
Comcast
5.700%, 05/15/18	1,163	1,303
DIRECTV Holdings LLC
3.500%, 03/01/16	455	469
4.600%, 02/15/21	1,460	1,477
Historic TW
6.875%, 06/15/18	1,425	1,685
NBCUniversal Media LLC
5.150%, 04/30/20 144A	1,660	1,766
News America
6.900%, 03/01/19	1,090	1,295
Viacom
3.500%, 04/01/17	800	816

		8,811
Consumer Discretionary — 0.4%
Hasbro
6.300%, 09/15/17	1,176	1,338
Energy — 3.5%
Anadarko Petroleum
8.700%, 03/15/19	800	1,030
BP Capital Markets PLC
3.625%, 05/08/14	1,215	1,278
Enterprise Products Operating LLC
3.200%, 02/01/16	1,480	1,510
EQT
8.125%, 06/01/19	475	586
Hess
8.125%, 02/15/19	810	1,043
Kinder Morgan Energy Partners LP
5.950%, 02/15/18	1,110	1,253
Nexen
6.200%, 07/30/19	900	1,024
ONEOK Partners LP
3.250%, 02/01/16	845	865
Petrobras International Finance
3.875%, 01/27/16	915	936

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Suncor Energy
6.100%, 06/01/18	$1,330	$1,534
Weatherford International
5.125%, 09/15/20	850	876
Williams Partners LP
4.125%, 11/15/20	1,130	1,117

		13,052
Financials — 15.2%
American Express
7.000%, 03/19/18	1,343	1,613
Ameriprise Financial
7.300%, 06/28/19	970	1,186
Bank of America
6.500%, 08/01/16	470	532
Bank of America (MTN)
5.650%, 05/01/18	1,565	1,672
Bank of Nova Scotia
4.375%, 01/13/21	215	221
Barclays Bank PLC
6.750%, 05/22/19	1,025	1,181
BB&T
2.050%, 04/28/14	375	380
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	1,433	1,433
Capital One Bank USA NA
8.800%, 07/15/19	1,725	2,217
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	825	936
7.050%, 10/01/18	1,610	1,996
Citigroup
6.010%, 01/15/15	1,935	2,145
4.875%, 05/07/15	1,136	1,204
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	1,270	1,261
Credit Suisse AG
5.400%, 01/14/20	1,830	1,921
First Niagara Financial Group
6.750%, 03/19/20	980	1,095
General Electric Capital
5.500%, 01/08/20	4,420	4,784
5.300%, 02/11/21	790	830
Goldman Sachs Group
5.950%, 01/18/18	817	885
6.150%, 04/01/18	1,700	1,864
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	425	435
HSBC Bank USA NA
4.875%, 08/24/20	1,300	1,313
JPMorgan Chase
6.125%, 06/27/17	1,186	1,340
6.000%, 01/15/18	2,940	3,319
JPMorgan Chase (TLGP)
2.125%, 06/22/12	880	897
Mellon Funding
5.500%, 11/15/18	2,000	2,240
Merrill Lynch (MTN)
6.875%, 04/25/18	1,085	1,237
Morgan Stanley
4.750%, 04/01/14	740	780

	Par (000)	Value (000)
Morgan Stanley (MTN)
5.450%, 01/09/17	$1,435	$1,547
National Rural Utilities Cooperative Finance
1.125%, 11/01/13	1,000	1,001
Nordea Bank AB
4.875%, 05/13/21 144A	925	923
Royal Bank of Canada (MTN)
2.625%, 12/15/15	1,400	1,426
Santander US Debt SA Unipersonal
2.991%, 10/07/13 144A	2,000	2,010
State Street
2.150%, 04/30/12	1,015	1,033
TIAA Global Markets
4.950%, 07/15/13 144A	1,000	1,075
UBS AG
5.750%, 04/25/18	925	1,029
US Bank NA
4.800%, 04/15/15	650	717
Wachovia
5.625%, 10/15/16	1,395	1,558
5.750%, 02/01/18	1,185	1,333
Wells Fargo (MTN)
4.600%, 04/01/21	335	343
Westpac Banking
3.000%, 08/04/15	1,435	1,461

		56,373
Food, Beverage & Tobacco — 1.3%
Anheuser-Busch
5.500%, 01/15/18	139	157
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 144A	750	957
Coca-Cola
0.311%, 05/15/12 (A)	1,000	1,001
Diageo Capital PLC
5.750%, 10/23/17	1,165	1,347
Kraft Foods
5.375%, 02/10/20	1,145	1,253

		4,715
Healthcare — 1.7%
Abbott Laboratories
5.125%, 04/01/19	1,170	1,301
Amgen
3.450%, 10/01/20	695	672
GlaxoSmithKline Capital
5.650%, 05/15/18	1,120	1,284
Mead Johnson Nutrition
3.500%, 11/01/14	1,350	1,415
Quest Diagnostics
1.159%, 03/24/14 (A)	685	689
Sanofi
2.625%, 03/29/16	890	905

		6,266
Industrials — 1.1%
CRH America
4.125%, 01/15/16	1,005	1,040
Deere
4.375%, 10/16/19	15	16
GATX
4.750%, 10/01/12	940	979

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
L-3 Communications
4.950%, 02/15/21	$1,040	$1,081
Republic Services
5.000%, 03/01/20	850	904

		4,020
Insurance — 3.2%
ACE INA Holdings
2.600%, 11/23/15	470	473
AON
3.500%, 09/30/15	800	826
Berkshire Hathaway Finance
5.400%, 05/15/18	1,705	1,913
Hartford Financial Services Group
6.300%, 03/15/18	855	945
MetLife
6.817%, 08/15/18	935	1,109
7.717%, 02/15/19	1,250	1,534
New York Life Global Funding
4.650%, 05/09/13 144A	1,340	1,438
Principal Financial Group
8.875%, 05/15/19	875	1,137
Prudential Financial
5.375%, 06/21/20	300	323
Prudential Financial (MTN)
7.375%, 06/15/19	965	1,157
Reinsurance Group of America
6.450%, 11/15/19	955	1,064

		11,919
Materials — 1.2%
ArcelorMittal
3.750%, 03/01/16	255	259
5.250%, 08/05/20	1,070	1,066
Dow Chemical
8.550%, 05/15/19	421	548
4.250%, 11/15/20	655	648
International Paper
7.500%, 08/15/21	840	1,014
Vale Overseas
4.625%, 09/15/20	890	885

		4,420
Real Estate Investment Trusts — 2.0%
AMB Property LP
4.500%, 08/15/17	550	563
6.625%, 12/01/19	450	505
Boston Properties LP
4.125%, 05/15/21	950	923
CommonWealth REIT
5.875%, 09/15/20	910	960
Digital Realty Trust LP
4.500%, 07/15/15	1,340	1,401
Healthcare REIT
4.950%, 01/15/21	900	890
Realty Income
5.950%, 09/15/16	1,035	1,164
Simon Property Group LP
5.875%, 03/01/17	265	302

	Par (000)	Value (000)
WEA Finance LLC
4.625%, 05/10/21 144A	$825	$823

		7,531
Retail — 1.5%
AutoZone
4.000%, 11/15/20	1,100	1,060
Kroger
6.150%, 01/15/20	1,050	1,229
McDonald’s (MTN)
5.000%, 02/01/19	10	11
Safeway
3.950%, 08/15/20	2,150	2,120
Wal-Mart Stores
5.800%, 02/15/18	10	11
3.625%, 07/08/20	1,035	1,032

		5,463
Sovereign Agency — 0.2%
Province of Ontario (Canada)
4.000%, 10/07/19	690	722
Technology — 2.0%
Amphenol
4.750%, 11/15/14	1,100	1,204
Hewlett-Packard
6.125%, 03/01/14	10	11
3.750%, 12/01/20	2,375	2,347
International Business Machines
7.625%, 10/15/18	1,100	1,408
KLA-Tencor
6.900%, 05/01/18	1,140	1,310
Xerox
6.400%, 03/15/16	690	797
4.500%, 05/15/21	255	255

		7,332
Telecommunications — 3.5%
America Movil SAB de CV
5.000%, 03/30/20	1,485	1,572
AT&T
5.800%, 02/15/19	1,930	2,192
4.450%, 05/15/21	545	555
Broadcom
2.375%, 11/01/15 144A	660	654
Corning
6.625%, 05/15/19	1,385	1,632
Deutsche Telekom International Finance BV
5.750%, 03/23/16	1,250	1,423
GTE
6.840%, 04/15/18	1,460	1,721
Telefonica Emisiones SAU
3.729%, 04/27/15	755	780
3.992%, 02/16/16	905	927
Verizon Communications
5.500%, 02/15/18	1,270	1,420

		12,876
Transportation — 1.2%
Burlington Northern Santa Fe
5.750%, 03/15/18	1,030	1,178

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Transportation — continued
Norfolk Southern
7.700%, 05/15/17	$1,000	$1,256
Ryder System (MTN)
3.150%, 03/02/15	735	757
Union Pacific
5.750%, 11/15/17	1,078	1,248

		4,439
U.S. Government Agency Backed Temporary
Liquidity Guarantee Program — 6.5%
Ally Financial (TLGP) (FDIC)
0.309%, 12/19/12 (A)	1,470	1,472
General Electric Capital (MTN) (TLGP) (FDIC)
2.125%, 12/21/12	7,355	7,554
JPMorgan Chase (TLGP) (FDIC)
2.125%, 12/26/12	7,280	7,477
Wells Fargo (TLGP) (FDIC)
0.530%, 06/15/12 (A)	7,610	7,635

		24,138
Utilities — 2.5%
Appalachian Power
4.950%, 02/01/15	985	1,062
Dominion Resources
6.400%, 06/15/18	1,000	1,169
Exelon Generation LLC
4.000%, 10/01/20	2,695	2,593
Metropolitan Edison
7.700%, 01/15/19	900	1,093
Midamerican Energy Holdings
5.750%, 04/01/18	1,335	1,516
Nisource Finance
6.400%, 03/15/18	875	1,004
Progress Energy
7.050%, 03/15/19	800	974

		9,411
Total Corporate Bonds
(Cost $176,237)		184,667
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 8.4%
Federal National Mortgage Association — 8.4%
5.500%, 08/01/33	47	51
5.500%, 12/01/36	2,966	3,228
5.500%, 03/01/38	2,552	2,770
5.000%, 02/01/35	4,438	4,748
5.000%, 08/01/35	49	52
5.000%, 03/01/36	3,319	3,549
4.500%, 08/01/20	3,523	3,768
4.500%, 04/01/23	1,430	1,519
4.500%, 01/01/25	1,577	1,675
4.500%, 11/01/40	5,500	5,726
4.000%, 01/01/41	3,748	3,784

		30,870

	Par (000)	Value (000)
Government National Mortgage Association — 0.0%
5.500%, 05/15/17	$24	$26
Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $29,270)		30,896
U.S. TREASURY OBLIGATIONS — 26.1%
U.S. Treasury Notes — 26.1%
4.875%, 07/31/11	13,200	13,305
4.250%, 08/15/13	32,715	35,402
3.000%, 09/30/16	7,940	8,428
2.625%, 08/15/20	1,455	1,418
1.375%, 04/15/12	6,085	6,147
1.375%, 01/15/13	5,095	5,179
1.250%, 10/31/15	900	893
1.125%, 12/15/11	40	41
1.000%, 08/31/11	12,175	12,202
1.000%, 10/31/11	13,465	13,514
Total U.S. Treasury Obligations
(Cost $95,708)		96,529

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.1%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	4,080,381	4,080

Total Affiliated Money Market Fund
(Cost $4,080)		4,080
TOTAL INVESTMENTS — 99.4%
(Cost $354,426)*		367,514
Other Assets & Liabilities – 0.6%		2,182
TOTAL NET ASSETS — 100.0%		$369,696

* Aggregate cost for Federal income tax purposes is (000) $354,512.
Gross unrealized appreciation (000)	$13,245
Gross unrealized depreciation (000)	(243)

Net unrealized appreciation (000)	$13,002

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $10,081 (000) and represents 2.7% of net assets as of May 31, 2011.

    Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$4,080	$ –	$–	$ 4,080

Asset Backed Securities	–	38,167	–	38,167

Collateralized Mortgage Obligations	–	11,368	–	11,368

Commercial Mortgage-Backed Security	–	1,807	–	1,807

Corporate Bonds	–	184,667	–	184,667

U.S. Government Agency Mortgage-Backed Obligations	–	30,896	–	30,896

U.S. Treasury Obligations	–	96,529	–	96,529

Total Assets – Investments in Securities	$4,080	$363,434	$–	$367,514

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 15.8%
Automotive — 10.1%
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	$2,170	$2,174
BMW Vehicle Lease Trust,
Series 2011-1, Cl A3
1.060%, 02/20/14	1,280	1,285
Capital Auto Receivables Asset Trust,
Series 2008-2, Cl A3A
4.680%, 10/15/12	403	407
Honda Auto Receivables Owner Trust, Series
2011-1, Cl A3
1.130%, 10/15/14	2,450	2,464
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	2,230	2,241
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	4,060	4,075
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	1,830	1,839
Mercedes-Benz Auto Receivables Trust, Series
2010-1, Cl A3
1.420%, 08/15/14	4,135	4,172
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	3,840	3,858
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	884	900
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	309	312
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	616	619
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	2,845	2,852
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	2,690	2,704
Wachovia Auto Owner Trust,
Series 2008-A, Cl A3A
4.810%, 09/20/12	36	36
World Omni Auto Receivables Trust, Series
2011-A, Cl A3
1.110%, 05/15/15	2,715	2,720

		32,658
Credit Cards — 4.2%
Capital One Multi-Asset Execution Trust, Series
2009-A2, Cl A2
3.200%, 04/15/14	3,450	3,454
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	5,185	5,312

	Par (000)	Value (000)
GE Capital Credit Card Master Note Trust, Series
2009-3, Cl A
2.540%, 09/15/14	$700	$704
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	4,180	4,282

		13,752
Equipment — 1.4%
John Deere Owner Trust, Series 2010-A, Cl A3
1.320%, 05/15/14	3,385	3,408
John Deere Owner Trust, Series 2011-A, Cl A3
1.290%, 01/15/16	1,220	1,229

		4,637
Mortgage Related — 0.0%
GE Mortgage Services LLC, Series 1999-HE1, Cl
A7
6.265%, 04/25/29	38	38
Utilities — 0.1%
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	407	417
Total Asset Backed Securities
(Cost $51,220)		51,502
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.8%
Fannie Mae, Series 2003-113, Cl PD
4.000%, 02/25/17	1,411	1,450
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	451	461
Fannie Mae, Series 2003-48, Cl TJ
4.500%, 06/25/22	2,388	2,487
Fannie Mae, Series 2004-21, Cl AB
4.000%, 10/25/17	956	985
Fannie Mae, Series 2005-97, Cl HB
5.000%, 05/25/29	1,409	1,442
Fannie Mae, Series 2006-62, Cl TM
5.500%, 02/25/33	1,179	1,246
Fannie Mae, Series 2006-B2, Cl AB
5.500%, 05/25/14	135	136
Freddie Mac, Series 2640, Cl JW
4.500%, 08/15/17	4,000	4,146
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	2,965	3,240
Freddie Mac, Series 2931, Cl DC
4.000%, 06/15/18	3,150	3,301
Freddie Mac, Series 2952, Cl EC
5.500%, 11/15/28	680	685
Freddie Mac, Series 3057, Cl DG
4.500%, 07/15/23	1,226	1,272
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	1,662	1,763
Freddie Mac, Series 3563, Cl BC
4.000%, 06/15/22	4,150	4,331
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	1,525	1,609

See Notes to Financial Statements.

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	$199	$213

Total Collateralized Mortgage Obligations
(Cost $28,575)		28,767
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD5, Cl A2
5.655%, 11/15/44	1,144	1,167
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,690	1,709
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	349	354

Total Commercial Mortgage-Backed Securities
(Cost $3,223)		3,230

CORPORATE BONDS — 30.5%
Automotive — 1.0%
PACCAR
6.875%, 02/15/14	1,440	1,652
Toyota Motor Credit (MTN)
1.375%, 08/12/13	1,560	1,570

		3,222
Cable — 1.2%
Comcast
5.300%, 01/15/14	1,475	1,624
NBCUniversal Media LLC
2.100%, 04/01/14 144A	1,500	1,521
Time Warner Cable
5.400%, 07/02/12	360	378
8.250%, 02/14/14	400	467

		3,990
Chemicals — 1.0%
E.I. du Pont de Nemours
1.750%, 03/25/14	3,200	3,263
Consumer Discretionary — 0.3%
Walt Disney
4.700%, 12/01/12	1,000	1,061
Energy — 0.5%
BP Capital Markets PLC
3.625%, 05/08/14	900	947
Hess
7.000%, 02/15/14	500	570

		1,517
Financials — 13.9%
Abbey National Treasury Services PLC
2.875%, 04/25/14	910	918
American Express
7.250%, 05/20/14	575	662
American Express Credit
7.300%, 08/20/13	1,000	1,120

	Par (000)	Value (000)
Bank of America (MTN)
4.900%, 05/01/13	$2,405	$2,548
Barclays Bank PLC
2.375%, 01/13/14	2,270	2,315
BB&T
2.050%, 04/28/14	1,020	1,032
Capital One Bank USA NA
6.500%, 06/13/13	800	877
Citigroup
6.000%, 12/13/13	2,220	2,433
Commonwealth Bank of Australia
2.125%, 03/17/14	950	962
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands
1.850%, 01/10/14	2,035	2,061
Credit Suisse (MTN)
5.000%, 05/15/13	3,000	3,218
Deutsche Bank AG
2.375%, 01/11/13	1,530	1,563
General Electric Capital
1.875%, 09/16/13	2,480	2,505
2.100%, 01/07/14	550	557
5.900%, 05/13/14	1,000	1,118
Goldman Sachs Group
5.250%, 10/15/13	2,500	2,690
HSBC Bank USA NA
4.625%, 04/01/14	1,330	1,427
JPMorgan Chase
3.700%, 01/20/15	4,170	4,369
Merrill Lynch
5.450%, 02/05/13	755	804
Morgan Stanley
2.875%, 01/24/14	2,315	2,365
Nordea Bank AB
2.125%, 01/14/14 144A	500	505
Societe Generale
2.500%, 01/15/14 144A	1,650	1,678
UBS AG Stamford
2.250%, 08/12/13	600	611
2.250%, 01/28/14	500	506
Wachovia (MTN)
5.500%, 05/01/13	2,195	2,373
Wells Fargo
4.625%, 04/15/14	1,055	1,126
Westpac Banking
4.200%, 02/27/15	2,600	2,773

		45,116
Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Worldwide
7.200%, 01/15/14	900	1,031
General Mills
5.200%, 03/17/15	1,000	1,116

		2,147
Healthcare — 0.7%
Sanofi
0.618%, 03/28/14 (A)	1,560	1,567
Teva Pharmaceutical Finance III BV
1.700%, 03/21/14	740	746

		2,313

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — 1.6%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	$1,145	$1,239
MetLife
2.375%, 02/06/14	1,915	1,954
Prudential Financial (MTN)
2.750%, 01/14/13	515	528
5.150%, 01/15/13	1,421	1,504

		5,225
Metals & Mining — 0.2%
Barrick Gold
1.750%, 05/30/14 144A	650	651
Retail — 0.3%
Kroger
7.500%, 01/15/14	925	1,058
Sovereign Agency — 0.6%
Eksportfinans ASA (Norway)
5.125%, 10/26/11	1,000	1,019
Province of Ontario (Canada)
1.875%, 11/19/12	1,050	1,071

		2,090
Technology — 0.9%
Cisco Systems
1.625%, 03/14/14	2,045	2,073
HP Enterprise Services LLC
6.000%, 08/01/13	832	919

		2,992
Telecommunications — 1.4%
AT&T
4.850%, 02/15/14	1,860	2,034
Telefonica Emisiones SAU
2.582%, 04/26/13	1,205	1,222
Verizon Communications
1.950%, 03/28/14	1,245	1,269

		4,525
U.S. Government Agency Backed Temporary
Liquidity Guarantee Program — 4.7%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	2,965	3,052
General Electric Capital (MTN) (TLGP) (FDIC)
3.000%, 12/09/11	2,775	2,816
Goldman Sachs Group (TLGP) (FDIC)
1.625%, 07/15/11	645	646
HSBC USA (TLGP) (FDIC)
3.125%, 12/16/11	1,725	1,753
John Deere Capital (MTN) (TLGP) (FDIC)
2.875%, 06/19/12	1,150	1,181
JPMorgan Chase (TLGP) (FDIC)
3.125%, 12/01/11	1,125	1,142
2.125%, 06/22/12	815	830
KeyBank NA (TLGP) (FDIC)
3.200%, 06/15/12	1,000	1,030
SunTrust Bank (MTN) (TLGP) (FDIC)
3.000%, 11/16/11	1,100	1,114

	Par (000)	Value (000)
Wells Fargo (TLGP) (FDIC)
3.000%, 12/09/11	$1,625	$1,649

		15,213
Utilities — 1.5%
Carolina Power & Light
6.500%, 07/15/12	690	734
Midamerican Energy Holdings
3.150%, 07/15/12	640	657
5.000%, 02/15/14	1,042	1,133
National Rural Utilities Cooperative Finance
2.625%, 09/16/12	170	174
NextEra Energy Capital Holdings
0.668%, 11/09/12 (A)	1,050	1,053
Progress Energy
6.050%, 03/15/14	450	504
PSEG Power LLC
2.500%, 04/15/13	500	510

		4,765
Total Corporate Bonds
(Cost $97,068)		99,148
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corporation — 2.5%
6.000%, 05/01/21	896	979
5.500%, 03/01/22	874	947
5.500%, 04/01/22	1,199	1,299
5.047%, 03/01/36 (A)	1,099	1,167
4.500%, 02/01/19	801	856
4.500%, 05/01/19	2,691	2,863

		8,111
Federal National Mortgage Association — 5.8%
6.000%, 09/01/16	262	282
5.500%, 09/01/17	692	752
5.500%, 10/01/17	288	313
5.500%, 11/01/18	636	692
5.203%, 12/01/34 (A)	395	415
5.000%, 06/01/18	619	668
5.000%, 12/01/21	993	1,072
4.946%, 01/01/36 (A)	1,159	1,229
4.889%, 04/01/35 (A)	888	927
4.500%, 04/01/14	161	166
4.500%, 06/01/21	2,765	2,962
4.132%, 09/01/36 (A)	674	708
3.500%, 06/01/20	3,754	3,914
3.500%, 11/01/20	3,452	3,599
2.725%, 08/01/33 (A)	584	614
2.687%, 07/01/34 (A)	548	577
2.540%, 11/01/32 (A)	78	81

		18,971
Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $26,149)		27,082
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Federal Home Loan Mortgage Corporation — 2.4%
4.875%, 11/15/13	2,500	2,753
2.125%, 09/21/12	5,070	5,188

		7,941

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal National Mortgage Association — 1.6%
4.625%, 10/15/13	$1,250	$1,365
4.375%, 09/15/12	3,500	3,682

		5,047
Total U.S. Government Agency Obligations
(Cost $12,481)		12,988
U.S. TREASURY OBLIGATIONS — 29.2%
U.S. Treasury Notes — 29.2%
4.750%, 01/31/12	4,640	4,782
4.625%, 08/31/11	6,680	6,755
4.125%, 08/31/12	1,250	1,310
3.125%, 04/30/13	5,665	5,959
2.000%, 11/30/13	19,280	19,935
1.875%, 06/15/12	2,000	2,034
1.375%, 03/15/12	16,590	16,746
1.375%, 09/15/12	10,345	10,491
1.375%, 01/15/13	14,470	14,709
1.125%, 06/30/11	3,200	3,203
1.125%, 01/15/12	1,500	1,509
1.000%, 09/30/11	7,435	7,457

Total U.S. Treasury Obligations
(Cost $94,393)		94,890

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.3%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	7,618,223	7,618

Total Affiliated Money Market Fund
(Cost $7,618)		7,618
TOTAL INVESTMENTS — 99.9%
(Cost $320,727)*		325,225
Other Assets & Liabilities – 0.1%		232
TOTAL NET ASSETS — 100.0%		$325,457

* Aggregate cost for Federal income tax purposes is (000) $320,729.
Gross unrealized appreciation (000)	$4,669
Gross unrealized depreciation (000)	(173)

Net unrealized appreciation (000)	$4,496

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $4,355 (000) and represents 1.3% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$7,618	$ –	$–	$7,618

Asset Backed Securities	–	51,502	–	51,502

Collateralized Mortgage Obligations	–	28,767	–	28,767

Commercial Mortgage-Backed Securities	–	3,230	–	3,230

Corporate Bonds	–	99,148	–	99,148

U.S. Government Agency Mortgage-Backed Obligations	–	27,082	–	27,082

U.S. Government Agency Obligations	–	12,988	–	12,988

U.S. Treasury Obligations	–	94,890	–	94,890

Total Assets – Investments in Securities	$7,618	$317,607	$–	$325,225

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 9.9%
Automotive — 5.6%
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	$75	$75
CarMax Auto Owner Trust,
Series 2009-1, Cl A3
4.120%, 03/15/13	269	272
Harley-Davidson Motorcycle Trust,
Series 2007-2, Cl A4
5.120%, 08/15/13	17	17
Honda Auto Receivables Owner Trust,
Series 2009-2, Cl A3
2.790%, 01/15/13	198	199
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	1,910	1,920
Hyundai Auto Receivables Trust,
Series 2009-A, Cl A3
2.030%, 08/15/13	188	189
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	1,055	1,059
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	1,890	1,912
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	68	69
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	404	408
USAA Auto Owner Trust,
Series 2009-1, Cl A3
3.020%, 06/17/13	155	156
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	927	933
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	105	105
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	1,475	1,483
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,500	2,532
World Omni Auto Receivables Trust,
Series 2009-A, Cl A3
3.330%, 05/15/13	149	150
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,830	2,859

		14,338
Credit Cards — 2.2%
BA Credit Card Trust,
Series 2007-A8, Cl A8
5.590%, 11/17/14	40	42
Citibank Credit Card Issuance Trust,
Series 2005-A4, Cl A4

	Par (000)	Value (000)

4.400%, 06/20/14	$25	$26
Citibank Credit Card Issuance Trust,
Series 2009-A4, Cl A4
4.900%, 06/23/16	1,100	1,216
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	1,685	1,726
Discover Card Master Trust,
Series 2008-A4, Cl A4
5.650%, 12/15/15	160	176
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	2,375	2,433

		5,619
Equipment — 0.0%
CNH Equipment Trust,
Series 2009-A, Cl A3
5.280%, 11/15/12	49	49
Utilities — 2.1%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	3,175	3,679
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	1,548	1,585
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	65	78

		5,342
Total Asset Backed Securities (Cost $24,456)		25,348

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Fannie Mae, Series 2003-69, Cl PM
3.500%, 07/25/33	4,130	4,217
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	65	70
Freddie Mac, Series 2882, Cl BA
5.000%, 10/15/32	2,545	2,661
Freddie Mac, Series 3220, Cl PC
6.000%, 11/15/32	5	5
Total Collateralized Mortgage Obligations (Cost $6,217)		6,953

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.4%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Cl AAB
5.608%, 10/15/48	1,100	1,166
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	2,000	2,111
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD5, Cl A2
5.655%, 11/15/44	38	39
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,690	1,709

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Credit Suisse First Boston Mortgage Securities
Corp, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	$2,555	$2,804
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	431	437
First Union National Bank Commercial
Mortgage, Series 2002-C1, Cl A2
6.141%, 02/12/34	8	9
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	1,220	1,277
Ginnie Mae, Series 2009-27, Cl A
3.279%, 07/16/37	1,035	1,075
LB-UBS Commercial Mortgage Trust,
Series 2003-C7, Cl A2
4.064%, 09/15/27	2	2
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Cl A2
5.532%, 03/15/32	975	999
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A2
5.359%, 02/12/44	50	51
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	435	452
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Cl A2
4.043%, 11/15/34	4	4
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Cl A4
4.748%, 02/15/41	28	29
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	45	48
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Cl A2
5.421%, 04/15/47	1,560	1,627
Total Commercial Mortgage-Backed Securities (Cost $12,576)		13,839
CORPORATE BONDS — 42.0%
Aerospace — 0.4%
BE Aerospace
8.500%, 07/01/18	240	266
6.875%, 10/01/20	250	264
Spirit Aerosystems
7.500%, 10/01/17	350	376

		906
Airlines — 0.3%
Delta Air Lines
9.500%, 09/15/14 144A	724	780
Automotive — 0.6%
BorgWarner
4.625%, 09/15/20	600	620
Johnson Controls
5.700%, 03/01/41	425	445

	Par (000)	Value (000)
Lear
7.875%, 03/15/18	$325	$356

		1,421
Cable — 2.7%
Belo
8.000%, 11/15/16	525	578
Comcast
5.700%, 05/15/18	620	695
CSC Holdings LLC
8.500%, 06/15/15	200	217
DIRECTV Holdings LLC
4.600%, 02/15/21	1,275	1,290
DISH DBS
7.750%, 05/31/15	580	632
Historic TW
6.625%, 05/15/29	570	631
NBCUniversal Media LLC
5.150%, 04/30/20 144A	1,080	1,149
News America
6.650%, 11/15/37	25	27
News America Holdings
8.450%, 08/01/34	735	925
Viacom
3.500%, 04/01/17	680	694

		6,838
Commercial Services — 0.1%
Live Nation Entertainment
8.125%, 05/15/18	250	253
Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	670	762
Consumer Non-Cyclical — 0.3%
Owens-Illinois
7.800%, 05/15/18	500	548
Quiksilver
6.875%, 04/15/15	200	195

		743
Consumer Services — 1.1%
Education Management LLC / Education Management Finance
8.750%, 06/01/14#	330	336
Iron Mountain
8.750%, 07/15/18	275	287
MGM Resorts International
11.125%, 11/15/17	500	580
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	400	414
Royal Caribbean Cruises
11.875%, 07/15/15	516	640
7.500%, 10/15/27	260	264
Universal City Development Partners
10.875%, 11/15/16	250	288
Vail Resorts
6.500%, 05/01/19	50	51

		2,860

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Consumer Staples — 0.4%
Georgia-Pacific LLC
5.400%, 11/01/20	$925	$962

Energy — 5.3%
Anadarko Petroleum
8.700%, 03/15/19	30	39
6.375%, 09/15/17	910	1,046
BP Capital Markets PLC
3.625%, 05/08/14	570	600
Burlington Resources
8.200%, 03/15/25	150	191
Chesapeake Energy
6.625%, 08/15/20	325	342
6.500%, 08/15/17	375	405
Copano Energy LLC
7.750%, 06/01/18	795	833
Denbury Resources
8.250%, 02/15/20	299	330
Encore Acquisition
9.500%, 05/01/16	429	481
EQT
8.125%, 06/01/19	360	444
Hess
5.600%, 02/15/41	520	523
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	950	1,079
MarkWest Energy Partners LP
6.750%, 11/01/20	625	644
Nexen
5.875%, 03/10/35	1,210	1,189
NRG Energy
7.375%, 01/15/17	670	707
ONEOK Partners LP
6.125%, 02/01/41	625	659
OPTI Canada
9.000%, 12/15/12 144A	300	301
Petrobras International Finance
3.875%, 01/27/16	700	716
SeaRiver Maritime
0.000%, 09/01/12 144A	735	714
Suncor Energy
6.100%, 06/01/18	710	819
Tesoro
9.750%, 06/01/19	400	454
Weatherford International
5.125%, 09/15/20	995	1,026

		13,542

Financials — 9.6%
Ameriprise Financial
7.300%, 06/28/19	585	715
Bank of America
6.500%, 08/01/16	525	594
5.750%, 12/01/17	555	602
Bank of America (MTN)
5.650%, 05/01/18	920	983
Bank of Montreal
0.743%, 04/29/14 (A)	870	872
Bank of Nova Scotia
4.375%, 01/13/21	120	123
Barclays Bank PLC
6.750%, 05/22/19	715	824

	Par (000)	Value (000)

BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	$1,254	$1,254
Capital One Bank USA NA
8.800%, 07/15/19	800	1,028
6.500%, 06/13/13	130	142
Citigroup
6.010%, 01/15/15	830	920
4.875%, 05/07/15	500	530
Credit Suisse AG
5.400%, 01/14/20	920	966
First Niagara Financial Group
6.750%, 03/19/20	660	738
Ford Motor Credit Co LLC
7.000%, 04/15/15	700	765
General Electric Capital
5.300%, 02/11/21	275	289
4.625%, 01/07/21	560	568
2.950%, 05/09/16	1,315	1,319
Goldman Sachs Group
6.150%, 04/01/18	1,410	1,546
5.950%, 01/18/18	75	81
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	300	307
HSBC Bank USA NA
4.875%, 08/24/20	575	581
4.625%, 04/01/14	610	654
International Lease Finance
6.500%, 09/01/14 144A	600	645
JPMorgan Chase
6.125%, 06/27/17	145	164
6.000%, 01/15/18	1,480	1,671
4.625%, 05/10/21	715	718
Mellon Funding
5.500%, 11/15/18	195	218
Merrill Lynch (MTN)
6.875%, 04/25/18	155	177
Morgan Stanley
4.750%, 04/01/14	900	949
4.000%, 07/24/15	250	259
Morgan Stanley (MTN)
5.450%, 01/09/17	650	701
Nordea Bank AB
4.875%, 05/13/21 144A	625	624
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	1,000	999
Wachovia Bank
4.875%, 02/01/15	50	54
Wachovia Capital Trust III
5.570%, 03/29/49 (A)	800	740
Wells Fargo
5.625%, 12/11/17	245	276

		24,596

Food, Beverage & Tobacco — 1.1%
Constellation Brands
8.375%, 12/15/14	500	573
Del Monte
7.625%, 02/15/19 144A	350	357
Kraft Foods
5.375%, 02/10/20	685	750
Pernod-Ricard SA
5.750%, 04/07/21	1,000	1,058

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — continued
TreeHouse Foods
7.750%, 03/01/18	$75	$81

		2,819

Healthcare — 0.6%
HCA
8.500%, 04/15/19	300	336
Life Technologies
5.000%, 01/15/21	695	718
Mylan
7.875%, 07/15/20 144A	350	387

		1,441

Industrials — 2.6%
Caterpillar
5.200%, 05/27/41	400	404
CRH America
4.125%, 01/15/16	565	585
H&E Equipment Services
8.375%, 07/15/16	715	751
Huntington Ingalls Industries
6.875%, 03/15/18 144A	350	365
L-3 Communications
4.950%, 02/15/21	550	572
Martin Marietta Materials
6.250%, 05/01/37	680	698
Masco
7.750%, 08/01/29	400	407
7.125%, 03/15/20	160	167
Mohawk Industries
6.875%, 01/15/16	600	653
Pulte Homes
6.375%, 05/15/33	1,050	858
Republic Services
5.700%, 05/15/41	625	632
USG
8.375%, 10/15/18 144A	275	283
Valmont Industries
6.625%, 04/20/20	315	349

		6,724

Insurance — 1.9%
AON
3.500%, 09/30/15	540	557
Berkshire Hathaway Finance
4.250%, 01/15/21	625	644
Hartford Financial Services Group
6.300%, 03/15/18	370	409
MetLife
7.717%, 02/15/19	40	49
6.817%, 08/15/18	465	551
6.400%, 12/15/36	720	718
Principal Financial Group
8.875%, 05/15/19	310	403
Prudential Financial
5.375%, 06/21/20	300	323
Prudential Financial (MTN)
7.375%, 06/15/19	335	402
Reinsurance Group of America
6.450%, 11/15/19	700	780

		4,836

	Par (000)	Value (000)

Materials — 2.7%
Alcoa
5.400%, 04/15/21	$850	$871
APERAM
7.750%, 04/01/18 144A	200	207
ArcelorMittal
7.000%, 10/15/39	1,200	1,251
Ball
7.125%, 09/01/16	225	246
5.750%, 05/15/21	475	477
Clearwater Paper
7.125%, 11/01/18 144A	535	557
Dow Chemical
8.550%, 05/15/19	676	880
International Paper
7.500%, 08/15/21	700	845
MeadWestvaco
7.375%, 09/01/19	635	718
Rock-Tenn
9.250%, 03/15/16	225	246
Vale Overseas
4.625%, 09/15/20	600	597

		6,895

Media — 0.1%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 144A	350	351

Metals & Mining — 0.1%
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	200	223

Real Estate Investment Trusts — 1.8%
AMB Property LP
6.625%, 12/01/19	440	493
4.500%, 08/15/17	235	241
CommonWealth REIT
5.875%, 09/15/20	655	691
Digital Realty Trust LP
4.500%, 07/15/15	852	891
Health Care REIT
5.250%, 01/15/22	775	782
Realty Income
6.750%, 08/15/19	530	619
5.750%, 01/15/21	115	124
WEA Finance LLC
4.625%, 05/10/21 144A	650	649

		4,490

Retail — 1.7%
Advance Auto Parts
5.750%, 05/01/20	545	584
AutoZone
4.000%, 11/15/20	25	24
Hanesbrands
8.000%, 12/15/16	605	656
Home Depot
5.875%, 12/16/36	425	443
Host Hotels & Resorts LP
7.125%, 11/01/13	133	135
Kroger
6.400%, 08/15/17	300	355

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — continued
Limited Brands
8.500%, 06/15/19	$450	$527
Ltd Brands
7.000%, 05/01/20	50	54
Safeway
3.950%, 08/15/20	605	597
Wal-Mart Stores
5.625%, 04/01/40	930	974
5.250%, 09/01/35	30	30

		4,379
Technology — 1.0%
Avnet
5.875%, 06/15/20	295	315
KLA-Tencor
6.900%, 05/01/18	555	637
Mantech International
7.250%, 04/15/18	555	585
Seagate HDD Cayman
7.750%, 12/15/18 144A	400	421
Xerox
6.400%, 03/15/16	545	630

		2,588
Telecommunications — 1.8%
America Movil SAB de CV
5.000%, 03/30/20	630	667
AT&T
6.400%, 05/15/38	1,000	1,080
6.300%, 01/15/38	500	535
GTE
6.940%, 04/15/28	1,185	1,385
Telefonica Emisiones SAU
3.992%, 02/16/16	510	522
3.729%, 04/27/15	470	485

		4,674
Transportation — 0.7%
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	250	277
Norfolk Southern
7.700%, 05/15/17	440	553
7.250%, 02/15/31	10	12
PHI
8.625%, 10/15/18	400	425
Ryder System (MTN)
3.150%, 03/02/15	610	629

		1,896
U.S. Government Agency Backed Temporary
Liquidity Guarantee Program — 2.0%
Ally Financial (TLGP) (FDIC)
0.309%, 12/19/12 (A)	1,560	1,562
Wells Fargo (TLGP) (FDIC)
0.530%, 06/15/12 (A)	3,450	3,461

		5,023
Utilities — 2.8%
Appalachian Power
4.950%, 02/01/15	730	787

	Par (000)	Value (000)

Bruce Mansfield Unit
6.850%, 06/01/34	$638	$689
Calpine
7.500%, 02/15/21 144A	400	416
Dominion Resources
6.400%, 06/15/18	755	883
Duke Energy Indiana
6.450%, 04/01/39	35	41
Exelon Generation LLC
5.750%, 10/01/41	800	780
Ipalco Enterprises
7.250%, 04/01/16	500	561
Nisource Finance
6.400%, 03/15/18	310	356
Progress Energy
7.050%, 03/15/19	580	706
Puget Energy
6.500%, 12/15/20 144A	1,000	1,048
Puget Sound Energy
5.757%, 10/01/39	495	524
Toledo Edison
7.250%, 05/01/20	325	392

		7,183
Total Corporate Bonds (Cost $102,228)		107,185
LOAN AGREEMENT — 0.2%
HCA
1.557%, 11/16/12 (A)	601	597
Total Loan Agreement (Cost $594)		597
MUNICIPAL BONDS — 0.5%
Ohio — 0.3%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	820	800
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	535	560
Total Municipal Bonds (Cost $1,366)		1,360
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 25.1%
Federal Home Loan Mortgage Corporation — 4.0%
8.000%, 10/01/29	3	4
8.000%, 09/01/30	1	1
7.500%, 07/01/26	1	2
7.500%, 09/01/30	2	2
7.000%, 11/01/28	2	2
6.000%, 12/01/35	1,595	1,767
6.000%, 07/01/37	914	1,006
5.500%, 10/01/18	883	959
5.500%, 04/01/33	36	39
5.500%, 04/01/36	17	19
5.500%, 12/01/36	339	368
5.500%, 09/01/37	306	332
5.336%, 12/01/36 (A)	15	15

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal Home Loan Mortgage Corporation — continued
5.047%, 03/01/36 (A)	$1,263	$1,341
5.000%, 11/01/18	885	951
5.000%, 01/01/19	808	868
5.000%, 08/01/20	6	7
5.000%, 10/01/34	1,084	1,160
5.000%, 04/01/36	33	35
5.000%, 08/01/36	29	31
5.000%, 04/01/38	15	16
4.936%, 01/01/36 (A)	15	16
4.500%, 11/01/18	997	1,056
4.500%, 07/01/40	189	196

		10,193
Federal National Mortgage Association — 18.8%
8.000%, 08/01/27	37	43
8.000%, 09/01/27	4	4
8.000%, 10/01/27	1	1
7.500%, 08/01/26	4	4
7.500%, 10/01/27	27	31
7.500%, 04/01/30	2	2
7.500%, 01/01/31	5	6
7.500%, 04/01/31	4	4
7.500%, 08/01/31	12	14
7.000%, 09/01/14	2	2
7.000%, 05/01/22	2	3
7.000%, 04/01/27	6	7
7.000%, 10/01/27	1	1
7.000%, 11/01/27	14	16
7.000%, 03/01/29	26	30
7.000%, 07/01/31	6	7
7.000%, 08/01/32	3	3
7.000%, 01/01/33	1	1
7.000%, 10/01/33	1	1
6.000%, 08/01/23	530	579
6.000%, 07/01/32	5	6
6.000%, 09/01/32	3	4
6.000%, 11/01/32	6	7
6.000%, 10/01/33	12	13
6.000%, 12/01/36	1,967	2,171
6.000%, 07/01/37	34	38
6.000%, 02/01/38	105	116
5.500%, 09/01/17	1,307	1,420
5.500%, 01/01/19	10	11
5.500%, 11/01/32	4	4
5.500%, 05/01/33	8	9
5.500%, 06/01/33	12	13
5.500%, 07/01/33	8	9
5.500%, 11/01/33	11	12
5.500%, 12/01/33	31	34
5.500%, 01/01/34	910	992
5.500%, 04/01/34	1,305	1,422
5.500%, 03/01/35	12	13
5.500%, 10/01/35	10	11
5.500%, 03/01/36	22	25
5.500%, 12/01/36	836	910
5.500%, 04/01/37	2,251	2,445
5.500%, 06/01/37	673	732
5.500%, 07/01/37	117	127
5.500%, 02/01/38	6	7
5.500%, 03/01/38	182	197

	Par (000)	Value (000)

5.500%, 07/01/38	$2,341	$2,540
5.500%, 08/01/38	2,171	2,356
5.500%, 06/01/39	2,222	2,414
5.000%, 12/01/18	22	24
5.000%, 02/01/19	33	36
5.000%, 06/01/20	1,433	1,548
5.000%, 07/01/33	136	144
5.000%, 10/01/33	27	29
5.000%, 11/01/33	32	34
5.000%, 05/01/34	5	5
5.000%, 06/01/34	28	30
5.000%, 11/01/34	2	2
5.000%, 11/01/35	1,968	2,104
5.000%, 12/01/35	28	30
5.000%, 01/01/36	963	1,030
5.000%, 03/01/36	1,022	1,093
5.000%, 05/01/36	1,904	2,036
5.000%, 12/01/36	276	295
5.000%, 08/01/37	52	55
5.000%, 02/01/38	1,950	2,085
5.000%, 04/01/38	108	115
5.000%, 03/01/40	1,036	1,107
5.000%, 08/01/40	2,360	2,516
4.500%, 08/01/20	1,054	1,127
4.500%, 10/01/20	16	17
4.500%, 03/01/21	32	34
4.500%, 04/01/23	995	1,057
4.500%, 07/01/24	994	1,056
4.500%, 11/01/33	13	14
4.500%, 05/01/34	22	23
4.500%, 09/01/35	2,548	2,665
4.500%, 02/01/39	1,026	1,067
4.500%, 03/01/39	3,469	3,608
4.500%, 06/01/39	1,660	1,734
4.000%, 02/01/41	2,477	2,497
2.621%, 08/01/35 (A)	11	12

		48,046
Government National Mortgage Association — 2.3%
10.000%, 05/15/19	2	2
9.500%, 03/15/20 (B)	–	–
9.000%, 05/15/16 (B)	–	–
9.000%, 11/15/16	6	6
9.000%, 11/15/19	5	6
9.000%, 05/15/21	1	1
9.000%, 06/15/21	39	46
9.000%, 08/15/21	8	10
9.000%, 09/15/21	18	21
8.500%, 08/15/27	16	19
8.000%, 05/15/17 (B)	–	–
8.000%, 09/15/27	7	9
7.500%, 08/15/29 (B)	–	–
7.500%, 10/15/29	24	29
7.500%, 01/15/32	17	21
7.000%, 02/15/12	1	1
7.000%, 02/15/17	52	57
7.000%, 05/20/24	3	4
7.000%, 10/15/25	4	5
7.000%, 01/15/27	6	7
7.000%, 09/15/27	3	3
7.000%, 10/15/27	47	54
7.000%, 12/15/27	2	2

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — continued
Government National Mortgage Association — continued
7.000%, 04/15/28	$1	$1
7.000%, 04/15/29	4	4
6.500%, 02/15/26	5	5
6.500%, 04/15/32	3	4
6.500%, 06/15/32	2	3
6.000%, 02/15/32	7	8
6.000%, 11/15/32	4	5
6.000%, 08/15/33	1	1
5.000%, 09/15/39	2,928	3,182
4.500%, 08/15/39	2,063	2,190

		5,706
Total U.S. Government Agency Mortgage-Backed Obligations (Cost $60,823)		63,945
U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal Home Loan Bank — 0.1%
6.700%, 06/25/14	150	176
Total U.S. Government Agency Obligation (Cost $174)		176
U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bonds — 2.8%
4.500%, 02/15/36	6,665	7,059
3.875%, 05/15/18	180	198

		7,257
U.S. Treasury Notes — 6.7%
4.875%, 07/31/11	6,200	6,249
4.625%, 10/31/11	25	25
4.625%, 11/15/16	25	29
2.625%, 08/15/20	1,855	1,808
2.250%, 01/31/15	5	5
1.875%, 06/15/12	2,430	2,471
1.375%, 04/15/12	55	56
1.250%, 10/31/15	390	387
1.125%, 12/15/12	140	142
1.000%, 07/31/11	990	991
1.000%, 10/31/11	4,835	4,853

		17,016
Total U.S. Treasury Obligations (Cost $24,255)		24,273

	Number of Shares
PREFERRED STOCKS — 0.2%
Financial Conduits — 0.2%
Fannie Mae	77,000	220
Freddie Mac	52,400	170

Total Preferred Stocks (Cost $3,083)		390

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 4.2%
PNC Advantage Institutional Money Market Fund, Institutional Class†	10,719,642	$10,720
Total Affiliated Money Market Fund
(Cost $10,720)		10,720
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.8%
(Cost $246,492)		254,786
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Affiliated Money Market Fund — 0.1%
PNC Government Money Market Fund,
Class I†	324,750	325
Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $325)‡		325
TOTAL INVESTMENTS — 99.9%
(Cost $246,817)*		255,111
Other Assets & Liabilities – 0.1%		179
TOTAL NET ASSETS — 100.0%		$255,290

* Aggregate cost for Federal income tax purposes is (000) $247,065.
Gross unrealized appreciation (000)	$10,845
Gross unrealized depreciation (000)	(2,799)

Net unrealized appreciation (000)	$8,046

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 318 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
(B)	Par and Value are less than $500.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $10,974 (000) and represents 4.3% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$10,720	$ –	$–	$ 10,720
Asset Backed Securities	–	25,348	–	25,348
Collateralized Mortgage Obligations	–	6,953	–	6,953
Commercial Mortgage-Backed Securities	–	13,839	–	13,839
Corporate Bonds	–	107,185	–	107,185
Loan Agreement	–	597	–	597
Municipal Bonds	–	1,360	–	1,360
Preferred Stocks	390	–	–	390
Short Term Investments Purchased With Collateral From Securities Loaned	325	–	–	325
U.S. Government Agency Mortgage-Backed Obligations	–	63,945	–	63,945
U.S. Government Agency Obligation	–	176	–	176
U.S. Treasury Obligations	–	24,273	–	24,273

Total Assets – Investments in Securities	$11,435	$243,676	$–	$255,111

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 21.4%
Automotive — 13.1%
BMW Vehicle Lease Trust,
Series 2009-1, Cl A3
2.910%, 08/15/11	$825	$826
BMW Vehicle Lease Trust,
Series 2011-1, Cl A3
1.060%, 02/20/14	2,140	2,149
Ford Credit Auto Owner Trust,
Series 2009-B, Cl A3
2.790%, 08/15/13	5,710	5,769
Ford Credit Auto Owner Trust,
Series 2011-A, Cl A2
0.620%, 07/15/13	5,000	5,004
Honda Auto Receivables Owner Trust,
Series 2009-3, Cl A3
2.310%, 05/15/13	3,577	3,608
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	6,258	6,289
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A2
0.570%, 03/15/13	3,134	3,136
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	2,660	2,674
Mercedes-Benz Auto Lease Trust,
Series 2011-1A, Cl A2
0.790%, 04/15/13 144A	6,500	6,513
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A2
0.700%, 08/15/12	1,727	1,728
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	7,360	7,395
USAA Auto Owner Trust,
Series 2008-3, Cl A4
4.710%, 02/18/14	8,157	8,339
Volkswagen Auto Lease Trust,
Series 2009-A, Cl A3
3.410%, 04/16/12	1,339	1,345
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A2
0.660%, 05/21/12	207	207
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	6,220	6,252
Wachovia Auto Owner Trust,
Series 2007-A, Cl A4
5.490%, 04/22/13	1,892	1,895
Wachovia Auto Owner Trust,
Series 2008-A, Cl A3A
4.810%, 09/20/12	54	54
World Omni Auto Receivables Trust,
Series 2010-A, Cl A2
0.700%, 06/15/12	297	297
World Omni Auto Receivables Trust,
Series 2011-A, Cl A2
0.640%, 11/15/13	4,925	4,928

		68,408

	Par (000)	Value (000)

Credit Cards — 7.5%
American Express Credit Account Master Trust,
Series 2006-2, Cl A
5.350%, 01/15/14	$3,375	$3,381
American Express Credit Account Master Trust,
Series 2007-5, Cl A
0.228%, 12/15/14	2,500	2,498
BA Credit Card Trust,
Series 2008-A5, Cl A5
1.398%, 12/16/13	1,425	1,427
BA Credit Card Trust,
Series 2008-A7, Cl A7
0.898%, 12/15/14	6,170	6,209
Capital One Multi-Asset Execution Trust,
Series 2005-A10, Cl A
0.278%, 09/15/15	7,010	7,003
Chase Issuance Trust,
Series 2007-A16, Cl A16
0.610%, 06/16/14	7,300	7,312
Citibank Credit Card Issuance Trust,
Series 2004-A7, Cl A7
0.348%, 11/25/13	3,500	3,500
Citibank Credit Card Issuance Trust,
Series 2009-A3, Cl A3
2.700%, 06/24/13	1,500	1,502
GE Capital Credit Card Master Note Trust,
Series 2009-2, Cl A
3.690%, 07/15/15	6,260	6,470

		39,302
Equipment — 0.8%
John Deere Owner Trust,
Series 2010-A, Cl A2
0.720%, 07/16/12	601	602
John Deere Owner Trust,
Series 2011-A, Cl A2
0.640%, 06/16/14	3,665	3,668

		4,270
Total Asset Backed Securities (Cost $112,138)		111,980
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.2%
Banc of America Mortgage Securities
Series 2003-A, Cl 1A1
2.747%, 02/25/33 (A)	9	8
Fannie Mae, Series 2003-11, Cl DB
5.000%, 04/25/17	122	124
Fannie Mae, Series 2003-120, Cl BK
3.500%, 11/25/16	690	704
Fannie Mae, Series 2003-61, Cl HN
4.000%, 08/25/28	531	540
Fannie Mae, Series 2003-81, Cl NY
4.500%, 09/25/16	839	850
Fannie Mae, Series 2003-92, Cl PD
4.500%, 03/25/17	3,166	3,253
Fannie Mae, Series 2004-19, Cl AB
4.000%, 10/25/17	1,866	1,922
Fannie Mae, Series 2004-36, Cl EA
4.500%, 03/25/18	768	796

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Fannie Mae, Series 2004-55, Cl LA
4.500%, 06/25/21	$670	$678
Fannie Mae, Series 2005-105, Cl TL
5.500%, 11/25/31	684	712
Fannie Mae, Series 2005-21, Cl PB
5.000%, 06/25/28	278	281
Fannie Mae, Series 2005-46, Cl TW
5.000%, 09/25/18	3,138	3,188
Freddie Mac, Series 2144, Cl ME
4.500%, 04/15/14	1,180	1,199
Freddie Mac, Series 2579, Cl MW
3.835%, 09/15/17	1,885	1,944
Freddie Mac, Series 2654, Cl OE
5.000%, 09/15/28	4,839	4,897
Freddie Mac, Series 2663, Cl BA
4.000%, 08/15/16	377	382
Freddie Mac, Series 2677, Cl LD
4.500%, 03/15/17	5,457	5,615
Freddie Mac, Series 2695, Cl BO
4.500%, 08/15/28	2,748	2,805
Freddie Mac, Series 2695, Cl DE
4.000%, 01/15/17	2,806	2,868
Freddie Mac, Series 2706, Cl CB
5.000%, 06/15/20	201	203
Freddie Mac, Series 2754, Cl PC
5.000%, 12/15/28	1,615	1,648
Freddie Mac, Series 2812, Cl AB
4.500%, 10/15/18	1,385	1,443
Freddie Mac, Series 2823, Cl NJ
4.000%, 07/15/16	103	103
Freddie Mac, Series 2836, Cl QD
5.000%, 09/15/27	197	198
Freddie Mac, Series 2877, Cl GP
4.000%, 11/15/18	1,150	1,194
Freddie Mac, Series 2885, Cl PC
4.500%, 03/15/18	4,094	4,203
Freddie Mac, Series 2887, Cl EA
4.500%, 12/15/18	2,042	2,136
Freddie Mac, Series 2890, Cl PB
5.000%, 11/15/27	450	452
Freddie Mac, Series 2939, Cl PB
5.000%, 04/15/28	551	554
Freddie Mac, Series 2945, Cl HE
4.500%, 02/15/19	5,726	5,990
Freddie Mac, Series 3023, Cl PN
4.850%, 01/15/29	598	609
Freddie Mac, Series 3137, Cl DN
5.000%, 02/15/20	1,343	1,364
Freddie Mac, Series 3178, Cl PA
5.500%, 10/15/27	169	169
Freddie Mac, Series R001, Cl AE
4.375%, 04/15/15	2,340	2,366
Ginnie Mae, Series 2009-81, Cl WA
2.000%, 08/20/39	3,244	3,282
Total Collateralized Mortgage Obligations (Cost $59,238)		58,680
CORPORATE BONDS — 17.1%
Automotive — 0.6%
Volkswagen International Finance NV
0.757%, 10/01/12 (A) 144A	3,000	3,008

	Par (000)	Value (000)
Financials — 13.2%
American Express Bank FSB
5.550%, 10/17/12	$2,650	$2,811
Bank of Nova Scotia
0.581%, 02/15/13 (A)	4,235	4,232
Barclays Bank PLC
2.500%, 01/23/13	3,975	4,068
Bear Stearns LLC
6.950%, 08/10/12	2,885	3,095
Citigroup
5.500%, 08/27/12	3,820	4,018
Countrywide Financial
5.800%, 06/07/12	4,868	5,098
Credit Suisse (MTN)
5.000%, 05/15/13	5,000	5,364
Deutsche Bank AG
2.375%, 01/11/13	3,950	4,036
General Electric Capital (MTN)
5.450%, 01/15/13	5,995	6,410
Goldman Sachs Group
5.700%, 09/01/12	3,815	4,037
HSBC Bank PLC (FRN)
0.681%, 05/15/13 144A	5,000	4,997
JPMorgan Chase
5.375%, 10/01/12	3,095	3,275
Merrill Lynch
5.450%, 02/05/13	300	319
Morgan Stanley
5.750%, 08/31/12	3,000	3,171
5.300%, 03/01/13	860	917
TIAA Global Markets
5.125%, 10/10/12 144A	5,000	5,286
Wachovia (MTN)
5.500%, 05/01/13	300	324
Wells Fargo
4.375%, 01/31/13	4,850	5,119
Westpac Banking
2.250%, 11/19/12	2,375	2,425

		69,002
Food, Beverage & Tobacco — 0.4%
General Mills
5.650%, 09/10/12	1,900	2,018
Healthcare — 0.1%
Teva Pharmaceutical Finance III LLC
0.709%, 12/19/11 (A)	500	501
Insurance — 1.3%
Metropolitan Life Global Funding I
2.500%, 01/11/13 144A	3,700	3,773
Prudential Financial (MTN)
5.150%, 01/15/13	3,100	3,280

		7,053
Telecommunications — 0.5%
AT&T
8.125%, 05/01/12	1,765	1,883
5.875%, 08/15/12	665	706

		2,589

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — 1.0%
Carolina Power & Light
6.500%, 07/15/12	$1,750	$1,862
Dominion Resources
5.700%, 09/17/12	1,472	1,562
Midamerican Energy Holdings
3.150%, 07/15/12	1,865	1,916

		5,340

Total Corporate Bonds (Cost $89,074)		89,511

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 0.1%
Federal National Mortgage Association — 0.1%
5.500%, 12/01/11	63	67
5.500%, 12/01/13	316	343

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $389)		410

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.3%
Federal Home Loan Bank — 4.0%
Federal Home Loan Bank
3.625%, 09/16/11	15,700	15,866
4.875%, 11/18/11	4,700	4,803

		20,669

Federal Home Loan Mortgage Corporation — 7.7%
Federal Home Loan Mortgage Corporation
3.875%, 06/29/11	7,000	7,020
1.750%, 06/15/12	33,000	33,507

		40,527

Federal National Mortgage Association — 4.6%
Federal National Mortgage Association
1.000%, 11/23/11	24,165	24,266

Total U.S. Government Agency Obligations (Cost $85,340)		85,462

U.S. TREASURY OBLIGATIONS — 32.1%
U.S. Treasury Notes — 32.1%
1.375%, 03/15/12	50,180	50,652
1.375%, 09/15/12	18,500	18,762
1.125%, 12/15/11	38,460	38,663
1.000%, 08/31/11	2,600	2,606
1.000%, 09/30/11	25,425	25,499
0.625%, 07/31/12	31,900	32,041

Total U.S. Treasury Obligations (Cost $167,996)		168,223

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 3.0%
PNC Advantage Institutional Money Market Fund, Institutional Class†	15,534,567	$15,535

Total Affiliated Money Market Fund (Cost $15,535)		15,535
TOTAL INVESTMENTS — 101.2%
(Cost $529,710)*		529,801
Other Assets & Liabilities – (1.2)%		(6,086)
TOTAL NET ASSETS — 100.0%		$523,715

*	Aggregate cost for Federal income tax purposes is (000) $529,714.

Gross unrealized appreciation (000)	$974
Gross unrealized depreciation (000)	(887)

Net unrealized appreciation (000)	$87

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $23,577 (000) and represents 4.5% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$15,535	$ –	$–	$ 15,535
Asset Backed Securities	–	111,980	–	111,980
Collateralized Mortgage Obligations	–	58,680	–	58,680
Corporate Bonds	–	89,511	–	89,511
U.S. Government Agency Mortgage-Backed Obligations	–	410	–	410
U.S. Government Agency Obligations	–	85,462	–	85,462
U.S. Treasury Obligations	–	168,223	–	168,223

Total Assets – Investments in Securities	$15,535	$514,266	$–	$529,801

See Notes to Financial Statements.

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.5%
Arizona — 1.5%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,058
5.000%, 07/01/17	1,000	1,048

		2,106

California — 8.7%
California Educational Facilities Authority, University of Southern California (RB) Series C
5.250%, 10/01/24	2,100	2,450
California State Department of Water Resources, Power Supply (RB)
5.000%, 05/01/20	1,405	1,597
California State Department of Water Resources, Power Supply (RB) Series L
5.000%, 05/01/14	1,000	1,116
5.000%, 05/01/15	2,200	2,512
California Statewide Communities Development Authority, State of California Proposition 1A Receivables Program (RB)
5.000%, 06/15/13	1,000	1,070
Los Angeles Unified School District, Election
2004 (GO) Series H (AGM)
5.000%, 07/01/16	1,000	1,161
5.000%, 07/01/25	2,025	2,115

		12,021

Colorado — 1.3%
Colorado Water Resources & Power Development Authority (RB) Series A2
5.500%, 09/01/21	1,500	1,833

Delaware — 1.0%
Delaware (GO) Series 2009C
5.000%, 10/01/24	1,125	1,342

Florida — 10.1%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	750	830
5.000%, 06/01/16	3,500	3,724
Florida State Department of Transportation (RB)
5.000%, 07/01/18	1,850	2,092
Florida State Department of Transportation (RB) Series A
5.000%, 07/01/20	4,715	5,326
University of North Florida Financing Corp, Housing Project (RB) (NATL-RE FGIC)
5.000%, 11/01/18	1,720	1,877

		13,849

Georgia — 2.1%
Atlanta, Water and Wastewater (RB) Series A (NATL - RE FGIC)
5.500%, 11/01/13	1,200	1,322
Gwinnett County School District (GO)
5.000%, 02/01/22	1,250	1,502

		2,824

Illinois — 1.6%
Illinois State Sales Tax (RB)
5.000%, 06/15/17	1,000	1,124

	Par (000)	Value (000)

5.000%, 06/15/25	$1,100	$1,132

		2,256

Indiana — 0.8%
Ball State University (RB) Series P (DD)
5.000%, 07/01/26	1,000	1,047

Louisiana — 1.9%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB)
5.250%, 05/15/23	2,655	2,677

Massachusetts — 9.2%
Massachusetts Bay Transportation Authority (RB) Series A
5.000%, 07/01/25	1,000	1,157
Massachusetts Bay Transportation Authority (RB) Series B
5.250%, 07/01/23	1,000	1,193
Massachusetts Consolidated Loan (GO) Series C
5.000%, 12/01/15	1,375	1,593
Massachusetts Development Finance Agency, Tufts Medical Center (RB) Series I
6.250%, 01/01/27	1,000	1,011
Massachusetts Special Obligation (RB) Series A (NATL-RE FGIC)
5.500%, 06/01/15	4,000	4,655
Massachusetts Water Resources Authority (RB) Series B (AGM)
5.250%, 08/01/23	1,125	1,343
Massachusetts Water Resources Authority (RB) Series J (AGM)
5.500%, 08/01/21	1,455	1,787

		12,739

Michigan — 6.6%
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/14	4,310	4,831
Michigan State Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,144
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,050
Warren Consolidated Schools (GO) (Q-SBLF)
5.250%, 05/01/17	1,930	2,052

		9,077

Missouri — 1.9%
Missouri Development Finance Board Cultural Facilities, Nelson Gallery Foundation (RB) Series A
5.000%, 12/01/16	2,290	2,638

Nevada — 7.8%
Clark County School District (GO) Series B (AMBAC)
5.000%, 06/15/14	1,125	1,240
Clark County School District (GO) Series C
5.000%, 06/15/17	3,000	3,405

See Notes to Financial Statements.

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31 , 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Nevada — continued
Clark County, Park and Regional Justice Center (GO) Series B (AMBAC)
5.000%, 11/01/24	$1,100	$1,154
Nevada (GO) Series D
5.000%, 06/01/18	4,400	4,999

		10,798

New Mexico — 1.0%
New Mexico Finance Authority (RB)
5.000%, 06/15/21	1,160	1,378

New York — 4.3%
New York Local Government Assistance Corporation (RB) Series 2008B-C/D
5.000%, 04/01/20	3,000	3,482
New York State Dormitory Authority, Residential Institution for Children (RB) (SONYMA)
5.000%, 06/01/15	650	724
Tobacco Settlement Financing (RB) Series A-1
5.500%, 06/01/16	1,690	1,696

		5,902

North Carolina — 3.9%
North Carolina Eastern Municipal Power Agency (RB) Series A (ETM)
5.000%, 01/01/21	2,665	3,145
North Carolina Medical Care Commission, Caromont Health (RB) (AGM)
5.000%, 02/15/14	1,000	1,077
North Carolina Medical Care Commission, Mission Health Combined Group (RB)
5.000%, 10/01/22	1,120	1,181

		5,403

Ohio — 2.7%
Butler County Hospital Facilities, UC Health Project (RB)
5.500%, 11/01/22	2,500	2,516
Ohio State Water Development Authority, Fresh Water Project (RB)
5.500%, 06/01/21	1,000	1,227

		3,743

Pennsylvania — 11.6%
Allegheny County Higher Education Building Authority, Duquesne University (RB)
5.000%, 03/01/16	200	225
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 09/01/18	2,000	2,237
Central Bucks School District (GO) (NATL-RE FGIC)
5.000%, 05/15/22	1,715	2,063
Pennsylvania Higher Educational Facilties Authority, Elizabethtown College Project (RB) Series FF2 (RADIAN)
5.000%, 12/15/16	1,425	1,488

	Par (000)	Value (000)

Pennsylvania Higher Educational Facilties Authority, Jefferson Health System (RB) Series B
5.000%, 05/15/17	$2,740	$3,062
Philadelphia Parking Authority, Airport Parking (RB)
5.000%, 09/01/13	1,760	1,871
Philadelphia School District (GO) Series B
5.000%, 06/01/17	1,015	1,120
Pittsburgh (GO) Series C (AGM)
5.250%, 09/01/18	1,000	1,084
West Chester Area School District (GO) Series AA
5.000%, 03/15/22	2,400	2,778

		15,928

Texas — 13.4%
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/16	2,500	2,948
Beaumont (GO)
5.000%, 03/01/20	2,040	2,377
Harris County (GO) Series B
5.000%, 10/01/21	1,000	1,184
Harris County Cultural Education Facilities Finance, Methodist Hospital System (RB)
5.000%, 06/01/14	750	827
Spring Branch Independent School District (GO) (PSF-GTD)
5.000%, 02/01/17	2,000	2,351
Texas Tech University (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,172
Texas, Water Financial Assistance (GO) Series B
5.000%, 08/01/14	1,865	2,107
University of Texas System (RB) Series A
5.000%, 08/15/23	4,775	5,435

		18,401

Washington — 5.7%
Energy Northwest (RB) (NATL-RE IBC)
7.125%, 07/01/16	1,900	2,399
Seattle (GO) Series B
5.000%, 08/01/14	3,000	3,378
Washington State (GO) Series R-A (AMBAC)
5.000%, 01/01/14	1,850	2,045

		7,822

Puerto Rico — 1.4%
Puerto Rico (GO) Series A
5.500%, 07/01/18	570	614
Puerto Rico Highway & Transportation Authority (RB) Series Y
6.250%, 07/01/13	1,250	1,344

		1,958

Total Municipal Bonds
(Cost $131,657)		135,742

See Notes to Financial Statements.

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.7%
PNC Tax Exempt Money Market Fund, Class I†	990,604	$991
Total Affiliated Money Market Fund (Cost $991)		991
TOTAL INVESTMENTS — 99.2% (Cost $132,648)*		136,733
Other Assets & Liabilities – 0.8%		1,160
TOTAL NET ASSETS — 100.0%		$137,893

* Aggregate cost for Federal income tax purposes is (000) $132,648.

Gross unrealized appreciation (000)	$4,239
Gross unrealized depreciation (000)	(154)

Net unrealized appreciation (000)	$4,085

† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 98.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$991	$ –	$–	$ 991
Municipal Bonds	–	135,742	–	135,742

Total Assets – Investments in Securities	$991	$135,742	$–	$136,733

See Notes to Financial Statements.

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.2%
District of Columbia — 1.5%
Washington Metropolitan Area Transit Authority (RB) Series A
5.250%, 07/01/24	$1,000	$1,108
Maryland — 88.0%
Annapolis City (GO)
5.000%, 08/01/23	1,000	1,166
Anne Arundel County (GO)
5.000%, 04/01/15	1,800	2,061
5.000%, 03/01/16	750	808
Anne Arundel County, National Business Park Project (TAN)
5.125%, 07/01/22	1,000	1,093
Baltimore City (GO) Series A (AMBAC)
5.000%, 10/15/19	715	788
Baltimore City, Wastewater Projects, Prerefunded 07/01/15 @ 100 (RB) Series B (NATL-RE)
5.000%, 07/01/15	1,500	1,736
Baltimore City, Wastewater Projects (RB) Series A (NATL-RE FGIC)
5.000%, 07/01/22	1,000	1,128
Baltimore City, Water Projects, Prerefunded 07/01/15 @100 (RB) Series A (NATL-RE)
5.000%, 07/01/15	1,000	1,157
Baltimore County, Catholic Health Initiatives Project (RB) Series A
5.000%, 09/01/21	500	532
Charles County Consolidated Public Improvement (GO)
5.000%, 03/01/18	1,000	1,184
Frederick City (GO) Series A
5.000%, 03/01/23	500	564
5.000%, 03/01/26	1,055	1,156
Frederick County (GO)
5.000%, 08/01/16	2,000	2,309
5.000%, 08/01/17	1,730	1,973
Frederick County, Urbana Community Development Authority (STRB) Series A
5.000%, 07/01/24	3,020	3,159
Harford County (GO)
5.000%, 07/15/20	600	661
5.000%, 07/15/22	1,290	1,402
Howard County (GO) Series B
5.000%, 02/15/14	1,000	1,114
Maryland Department of Housing and Community Development, Community Development Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	230	230
5.125%, 06/01/17	210	210
Maryland Department of Transportation (RB)
5.000%, 02/15/21	2,500	2,835
Maryland Department of Transportation (RB) Second Issue
5.000%, 09/01/22	2,000	2,264

	Par (000)	Value (000)

Maryland Economic Development Corporation, University of Maryland, College Park Project (RB)
5.000%, 07/01/15	$1,665	$1,822
Maryland Health & Higher Educational Facilities Authority, Board of Child Care (RB)
5.375%, 07/01/32	500	502
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	899
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB)
5.375%, 07/01/25	500	516
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health (RB) (AGM)
5.000%, 07/01/19	1,000	1,079
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Issue (RB) Series 2006
5.000%, 07/01/17	1,550	1,661
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System (RB) Series A (NATL-RE FHA)
5.000%, 07/01/21	725	749
Maryland Health & Higher Educational Facilities Authority, College of Notre Dame (RB) (NATL-RE)
5.300%, 10/01/18	460	518
Maryland Industrial Development Financing Authority, American Center for Physics Headquarters Facilities (RB)
5.250%, 12/15/14	500	511
Maryland State (GO) Second Series
5.000%, 08/01/18	1,450	1,677
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,679
Maryland Transportation Authority, Transportation Facilities Project (RB)
5.000%, 07/01/19	1,500	1,725
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 03/01/24	1,175	1,314
Montgomery County Economic Development, Trinity Health Credit Group (RB)
5.500%, 12/01/16	930	944
Montgomery County Revenue Authority, Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,160
5.000%, 04/01/21	1,075	1,241
Montgomery County Revenue Authority, Olney Indoor Swim Center Project (RB) Series C
5.250%, 10/01/12	75	75
Montgomery County, Consolidated Public Improvement (GO) Series A
5.000%, 08/01/18	1,500	1,796
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,036
5.000%, 07/15/23	1,550	1,740

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Maryland — continued
Prince Georges County Industrial Development Authority, Upper Marlboro Justice Center Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	$500	$531
5.000%, 06/30/19	710	748
Prince George’s County, Prerefunded 10/01/13 @ 100 (GO) Series A
5.000%, 10/01/13	1,685	1,864
Prince George’s County, Woodview Village Phase II Subdistrict, Prerefunded 7/01/12 @ 102 (RB)
7.000%, 07/01/12	1,144	1,248
St Mary’s County, St. Mary’s Hospital Project (GO)
5.000%, 10/01/20	1,000	1,048
Talbot County (GO)
5.000%, 05/01/14	1,250	1,399
University System of Maryland, Auxiliary Facility and Tuition Project (RB) Series A
5.000%, 04/01/18	1,200	1,420
Washington Suburban Sanitary District (GO)
5.000%, 06/01/19	680	756
Washington Suburban Sanitary District, Prerefunded 06/01/15 @ 100 (GO)
5.000%, 06/15/15	1,000	1,156

		63,344
Puerto Rico — 8.7%
Puerto Rico (GO) Series A (NATL-RE IBC)
5.250%, 07/01/21	1,000	1,010
Puerto Rico (GO) Series A-4 (AGM)
5.250%, 07/01/30	500	502
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	1,500	1,512
Puerto Rico Electric Power Authority (RB) Series SS (NATL-RE)
5.000%, 07/01/19	1,000	1,038
Puerto Rico Highway & Transportation Authority (RB) Series Y
6.250%, 07/01/13	1,000	1,075
Puerto Rico Public Buildings Authority, Prerefunded 7/01/14 @ 100 (RB) Series I
5.500%, 07/01/14	1,000	1,139

		6,276
Total Municipal Bonds (Cost $68,083)		70,728

	Par (000)	Value (000)
MONEY MARKET FUND — 1.4%
T. Rowe Price Maryland Tax-Free Money Fund	992,538	$993
Total Money Market Fund (Cost $993)		993
TOTAL INVESTMENTS — 99.6%
(Cost $69,076)*		71,721
Other Assets & Liabilities – 0.4%		261
TOTAL NET ASSETS — 100.0%		$71,982

* Aggregate cost for Federal income tax purposes is (000) $69,070.
Gross unrealized appreciation (000)	$2,941
Gross unrealized depreciation (000)	(290)

Net unrealized appreciation (000)	$2,651

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Money Market Fund	$993	$ –	$–	$ 993

Municipal Bonds	–	70,728	–	70,728

Total Assets – Investments in Securities	$993	$70,728	$–	$71,721

See Notes to Financial Statements.

PNC Michigan Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.6%
Michigan — 88.4%
Detroit Downtown Development (GO) Series A (AMBAC)
6.250%, 07/15/11	$1,600	$1,601
East Lansing School District
(GO) Series B (NATL-RE Q-SBLF)
5.000%, 05/01/20	1,000	1,068
Forest Hills Public Schools
(GO) (AGM)
5.000%, 05/01/17	1,000	1,149
Grand Rapids, Sanitary Sewer System
Improvement (RB) Series A (NATL-RE FGIC)
5.375%, 01/01/16	1,535	1,742
Ingham County Building Authority
(RB) (NATL- RE)
5.000%, 07/01/16	1,010	1,132
Kent County (GO)
5.000%, 01/01/18	750	859
Lake Saint Claire Clean Water Initiative (GO)
5.000%, 10/01/21	645	731
5.000%, 10/01/22	685	765
Lansing Building Authority
(RB) (AMBAC)
5.000%, 06/01/19	1,130	1,245
Michigan Municipal Bond Authority,
Clean Water Pooled Project (RB)
5.000%, 10/01/20	545	629
5.000%, 10/01/22	1,000	1,135
Michigan State Hospital Finance Authority,
Trinity Health Credit Group (RB) Series A
5.000%, 12/01/26	1,000	1,003
Michigan State Hospital Finance Authority
(RB) (ETM) Series P (NATL-RE)
5.375%, 08/15/14	130	138
Michigan State Trunk Line
(RB) Series A (NATL-RE IBC)
5.250%, 11/01/15	1,000	1,142
Michigan State, Environmental Program
(GO) Series A
6.000%, 11/01/24	1,000	1,147
5.250%, 11/01/23	1,000	1,092
Northwestern Michigan College
(GO) (AMBAC)
5.000%, 04/01/18	1,035	1,132
Thornapple Kellogg School District
(GO) (NATL-RE Q-SBLF)
5.000%, 05/01/18	1,045	1,177
Troy City School District
(GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	1,000	1,120
West Branch Rose City Area Schools
(GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	32

		20,039
Puerto Rico — 9.2%
Puerto Rico Electric Power Authority
(RB) Series CCC
5.000%, 07/01/24	1,000	1,008

	Par (000)	Value (000)

Puerto Rico Highway & Transportation Authority
(RB) Series Z (NATL-RE)
6.250%, 07/01/13	$1,000	$1,076

		2,084
Total Municipal Bonds (Cost $21,211)		22,123

	Number of Shares
MONEY MARKET FUND — 1.5%
JPMorgan Michigan Municipal Money Market Fund	332,106	332
Total Money Market Fund (Cost $332)		332
TOTAL INVESTMENTS — 99.1%
(Cost $21,543)*		22,455
Other Assets & Liabilities – 0.9%		207
TOTAL NET ASSETS — 100.0%		$22,662

* Aggregate cost for Federal income tax purposes is (000) $21,535.
Grossunrealized appreciation (000)	$980
Grossunrealized depreciation (000)	(60)

Netunrealized appreciation (000)	$920

Please	see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

PNC Michigan Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Money Market Fund	$332	$ –	$–	$ 332

Municipal Bonds	–	22,123	–	22,123

Total Assets – Investments in Securities	$332	$22,123	$–	$22,455

See Notes to Financial Statements.

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.3%
Ohio — 92.0%
Akron (GO) (ETM)
6.000%, 12/01/12	$500	$525
Akron Economic Development (RB) (NATL-RE)
6.000%, 12/01/12	645	661
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series B
5.000%, 09/01/21	2,680	2,853
American Municipal Power, Hydroelectric Projects
(RB) Series C
5.000%, 02/15/22	2,000	2,118
Butler County Hospital Facilities, UC Health
Project (RB)
5.500%, 11/01/22	2,500	2,516
Canton City School District (GO) Series 2005
(NATL-RE)
5.000%, 12/01/14	1,185	1,304
Centerville Capital Facilities (GO) (NATL-RE)
5.650%, 12/01/18	45	45
Clermont County Waterworks, Sewer District
Project (RB) (AMBAC)
5.250%, 08/01/15	1,000	1,080
Cleveland Waterworks (RB) Series H (NATL-RE)
5.625%, 01/01/13	35	35
Cleveland Waterworks (RB) Series N (NATL-RE)
5.000%, 01/01/18	1,990	2,211
Columbus (GO) Series C
5.000%, 07/15/14	1,270	1,429
Cuyahoga County (GO)
5.650%, 05/15/18	600	703
Cuyahoga County (GO) Series A
5.000%, 12/01/20	3,205	3,709
Cuyahoga County (RB) Series A
5.500%, 01/01/14	1,700	1,845
Dublin City School District (GO)
5.000%, 12/01/24	1,000	1,136
Dublin City School District (GO) (NATL-RE)
5.000%, 12/01/18	1,000	1,128
Erie County Garbage & Refuse Landfill
Improvement (GO) (AGM)
5.500%, 12/01/20	1,305	1,401
Franklin County (GO)
5.000%, 12/01/15	1,875	2,180
5.000%, 12/01/16	950	1,098
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,698
Hamilton City School District (GO) (NATL-RE)
5.000%, 12/01/18	2,100	2,246
Hamilton City School District (GO) Series A
6.150%, 12/01/13	1,000	1,111
Hamilton County Sewer System (RB)
Series B (NATL-RE)
5.000%, 12/01/17	1,325	1,487
Hilliard (GO) (NATL-RE)
5.000%, 12/01/21	1,000	1,090
Mad River Local School District (GO)
(NATL-RE FGIC)
5.750%, 12/01/14	510	558
Miami University General Receipts
(RB) (AMBAC)
5.500%, 12/01/13	2,125	2,343

	Par (000)	Value (000)

5.000%, 09/01/15	$1,695	$1,902
Ohio Housing Finance Agency (RB)
Series A (AGM)
5.000%, 04/01/16	1,590	1,795
Ohio State Higher Educational Facility
Commission (GO)
5.000%, 08/01/19	1,800	2,106
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB)
6.250%, 10/01/17	2,000	2,418
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB) Series C
5.000%, 12/01/17	595	678
Ohio State Higher Educational Facility
Commission, Kenyon College Project
(RB) (VRDN)
5.050%, 07/01/16	2,250	2,491
Ohio State Higher Educational Facility
Commission, Oberlin College Project (RB)
5.250%, 10/01/14	1,045	1,182
Ohio State Hospital Facility, Cleveland Clinic
Health System Obligated Group (RB) Series B
5.000%, 01/01/17	500	565
5.000%, 01/01/23	2,000	2,115
Ohio State Turnpike Commission
(RB) Series A
5.000%, 02/15/18	1,000	1,155
5.000%, 02/15/19	1,000	1,149
5.000%, 02/15/25	2,525	2,715
Ohio State Turnpike Commission
(RB) Series A (NATL-RE FGIC)
5.500%, 02/15/18	1,000	1,185
Ohio State University (RB) Series A
5.000%, 12/01/15	1,025	1,180
5.000%, 12/01/17	1,000	1,177
Ohio State University (RB) Series D
5.000%, 12/01/25	2,020	2,279
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,202
5.000%, 12/01/20	2,015	2,397
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B (AGM)
5.500%, 12/01/20	1,835	2,259
Ohio State Water Development Authority, Water
Pollution Control Project (RB) Series A
5.000%, 12/01/17	1,675	1,993
5.000%, 06/01/20	3,055	3,562
Ohio State, Major New State Infrastructure
Project (RB) Series 2008-1
5.750%, 06/15/18	500	604
Ohio State, Revitalization Project (RB)
Series A (AMBAC)
5.000%, 10/01/13	1,070	1,129
Olentangy Local School District (GO) (AGM)
5.500%, 12/01/19	35	36
Sharonville (GO) (NATL-RE FGIC)
5.250%, 06/01/13	1,000	1,084

See Notes to Financial Statements.

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
Southwest Licking Local School District
(GO) (NATL-RE FGIC)
5.750%, 12/01/15	$550	$602
5.750%, 12/01/16	400	441
Upper Arlington City School District
(GO) (AGM)
5.000%, 12/01/15	2,000	2,306
Valley View Village Street Improvement
(GO) (AMBAC)
5.550%, 12/01/20	450	460
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,528
West Geauga Local School District
(GO) (AMBAC)
8.250%, 11/01/12	710	786
Wyoming City School District (GO)
Series B (NATL-RE FGIC)
5.750%, 12/01/13	135	150
5.750%, 12/01/14	690	785
5.750%, 12/01/15	740	860
5.750%, 12/01/16	800	948
5.750%, 12/01/17	400	477

		89,211

Puerto Rico — 5.3%
Puerto Rico (GO) Series A (AGM SG)
5.500%, 07/01/17	100	111
Puerto Rico Electric Power Authority
(RB) Series CCC
5.000%, 07/01/24	2,500	2,520
Puerto Rico Electric Power Authority
(RB) Series VV
5.500%, 07/01/20	800	875
Puerto Rico Highway & Transportation Authority
(RB) Series Z (NATL-RE)
6.250%, 07/01/14	1,295	1,420
Puerto Rico Infrastructure Financing Authority
(RB) Series C (AMBAC)
5.500%, 07/01/17	160	173

		5,099

Total Municipal Bonds
(Cost $89,463)		94,310

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.3%
PNC Ohio Municipal Money Market Fund,
Class I†	1,248,197	1,248

Total Affiliated Money Market Fund
(Cost $1,248)		1,248

Value (000)

TOTAL INVESTMENTS — 98.6%
(Cost $90,711)*	$95,558

Other Assets & Liabilities – 1.4%	1,348

TOTAL NET ASSETS — 100.0%	$96,906

*	Aggregate cost for Federal income tax purposes is (000) $90,712.

Gross unrealized appreciation (000)	$5,011
Gross unrealized depreciation (000)	(165)

Net unrealized appreciation (000)	$4,846

† See Note 3 in Notes to Financial Statements.

  Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$1,248	$ –	$–	$ 1,248
Municipal Bonds	–	94,310	–	94,310

Total Assets – Investments in Securities	$1,248	$94,310	$–	$95,558

See Notes to Financial Statements.

PNC Pennsylvania Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.5%
Pennsylvania — 89.0%
Allegheny County Higher Education Building
Authority, Duquesne University (RB)
5.000%, 03/01/16	$975	$1,096
Allegheny County Hospital Development
Authority, University of Pittsburgh Medical
Center Project (RB) Series A
5.000%, 05/15/22	1,375	1,465
Bucks County (GO)
5.125%, 05/01/22	1,255	1,438
Central Dauphin School District (GO) (AGM)
5.000%, 12/01/20	1,000	1,062
Commonwealth of Pennsylvania (GO)
(NATL-RE)
5.375%, 07/01/19	1,000	1,213
East Stroudsburg Area School District (GO)
Series A (NATL-RE FGIC)
5.750%, 09/01/16	500	590
Franklin County Industrial Development
Authority, Chambersburg Hospital
Project (RB)
5.000%, 07/01/14	1,000	1,077
Gettysburg Municipal Authority (RB)
(NATL-RE) (ETM)
5.375%, 08/15/13	1,000	1,108
Hempfield Township Municipal Authority (RB)
(AGM)
5.000%, 09/01/16	1,550	1,740
Montgomery County Higher Education & Health
Authority, Abington Memorial Hospital (RB)
Series A
5.000%, 06/01/13	1,030	1,091
Montgomery County Higher Education & Health
Authority, Arcadia University (RB)
5.250%, 04/01/23	1,000	1,028
Mount Lebanon School District (GO) Series A
5.000%, 02/15/20	1,000	1,146
Northampton County General
Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,152
Parkland School District (GO) (NATL-RE FGIC)
5.375%, 09/01/14	1,000	1,127
Pennsylvania Higher Educational Facilties
Authority, Thomas Jefferson University (RB)
5.000%, 03/01/24	1,065	1,143
Pennsylvania Higher Educational Facilties
Authority, University of Pennsylvania
Health Systems (RB)
5.250%, 08/15/25	1,250	1,310
Pennsylvania Intergovernmental Cooperation
Authority, City of Philadelphia Funding
Program (STRB)
5.000%, 06/15/18	1,050	1,228
Pennsylvania Turnpike Commission (RB)
Series A (AGM)
5.250%, 07/15/22	1,000	1,152
Philadelphia Parking Authority,
Airport Parking (RB)
5.000%, 09/01/13	1,350	1,435
5.000%, 09/01/19	285	309

	Par (000)	Value (000)

Pittsburgh (GO) Series B (AGM)
5.250%, 09/01/15	$1,000	$1,099
Pittsburgh Public Schools (GO) Series A (AGM)
5.000%, 09/01/20	1,000	1,132
Union County Higher Educational Facilities
Financing Authority, Bucknell University (RB)
5.000%, 04/01/14	500	553
University of Pittsburgh, Capital Project (RB)
Series B
5.000%, 09/15/18	1,000	1,182

		26,876

Puerto Rico — 8.5%
Puerto Rico Electric Power Authority (RB)
Series ZZ
5.250%, 07/01/19	1,035	1,124
Puerto Rico Infrastructure Financing Authority
(RB) Series C (AMBAC)
5.500%, 07/01/17	1,340	1,449

		2,573

Total Municipal Bonds
(Cost $28,435)		29,449

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.6%
PNC Pennsylvania Tax-Exempt Money Market
Fund, Class I†	473,811	474

Total Affiliated Money Market Fund
(Cost $474)		474

TOTAL INVESTMENTS — 99.1%
(Cost $28,909)*		29,923

Other Assets & Liabilities – 0.9%		267

TOTAL NET ASSETS — 100.0%		$30,190

*	Aggregate cost for Federal income tax purposes is (000) $28,911.

Gross unrealized appreciation (000)	$1,045
Gross unrealized depreciation (000)	(33)

Net unrealized appreciation (000)	$1,012

†	See Note 3 in Notes to Financial Statements.
Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$474	$ –	$–	$ 474
Municipal Bonds	–	29,449	–	29,449

Total Assets – Investments in Securities	$474	$29,449	$–	$29,923

See Notes to Financial Statements.

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.6%
Alaska — 1.0%
Borough of North Slope (GO) Series A
5.000%, 06/30/13	$1,250	$1,362

Arizona — 4.6%
Arizona School Facilities Board (RB) (AMBAC)
5.250%, 07/01/13	1,000	1,046
5.000%, 07/01/18	1,735	1,794
Arizona State (RB) Series A (AGM)
4.000%, 07/01/13	2,000	2,104
Arizona Transportation Board (RB)
5.250%, 07/01/13	1,000	1,004

		5,948

California — 5.1%
California Department of Water Resources, Power
Supply (RB) Series L
5.000%, 05/01/12	2,550	2,657
California Statewide Communities Development
Authority, State of California Proposition 1A
Receivables Program (RB)
5.000%, 06/15/13	1,000	1,070
Los Angeles Unified School District (GO)
Series A (NATL-RE)
5.250%, 07/01/12	2,745	2,887

		6,614

Delaware — 1.0%
New Castle County (GO) Series A
5.000%, 07/15/14	1,130	1,274

District of Columbia — 2.4%
District of Columbia (RB) Series B
5.000%, 12/01/12	1,075	1,149
District of Columbia, Catholic
University of America (RB)
5.000%, 10/01/16	1,760	1,935

		3,084

Florida — 2.4%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	1,800	1,992
5.000%, 06/01/14	1,000	1,058

		3,050

Georgia — 0.8%
DeKalb Private Hospital Authority,
Children’s Healthcare (RB)
5.000%, 11/15/14	1,000	1,103

Illinois — 3.1%
Illinois Finance Authority, The Art Institute of
Chicago (RB) Series A
5.250%, 03/01/19	1,000	1,135
Illinois State (RB)
5.375%, 06/15/13	1,000	1,004
5.000%, 06/15/13	1,750	1,892

		4,031

Indiana — 1.9%
Indiana Finance Authority (RB) Series A
5.250%, 02/01/17	2,100	2,484

	Par (000)	Value (000)

Iowa — 1.9%
Iowa Finance Authority, Genesis
Health Systems (RB)
5.000%, 07/01/13	$2,250	$2,412

Kansas — 0.8%
Olathe City, Oalthe Medical Center (RB)
Series A (VRDN)
4.125%, 03/01/13	1,000	1,018

Maryland — 4.1%
Frederick County, Urbana Community
Development Authority (STRB) Series A
3.000%, 07/01/12	750	765
3.000%, 07/01/13	580	594
Maryland State (GO) Second Series
5.000%, 08/01/15	1,395	1,617
University System of Maryland (RB) Series A
5.000%, 04/01/13	980	1,017
University System of Maryland, Prerefunded
4/01/12 @ 100 (RB) Series A
5.000%, 04/01/12	1,270	1,320

		5,313

Massachusetts — 4.2%
Massachusetts Consolidated Loan (GO) Series C
5.000%, 12/01/15	2,000	2,317
Massachusetts Development Finance Agency,
Partners Health Care (RB) Series K-6
5.000%, 07/01/17	1,500	1,700
Massachusetts Health & Educational Facilities
Authority, Simmons College, Prerefunded
10/01/13 @100 (RB) Series F (FGIC)
5.000%, 10/01/13	1,295	1,431

		5,448

Michigan — 4.7%
Michigan Municipal Bond Authority (RB)
5.375%, 10/01/19	830	874
Michigan Municipal Bond Authority, Clean Water
Pooled Project (RB)
5.000%, 10/01/17	1,025	1,189
Michigan State (GO)
5.500%, 12/01/15	1,000	1,152
Michigan State Environmental Program (GO)
Series A
5.000%, 05/01/17	1,000	1,144
Woodhaven-Brownstown School District,
Prerefunded 5/01/12 @ 100 (GO) (Q-SBLF)
5.375%, 05/01/12	1,710	1,789

		6,148

Minnesota — 1.6%
Minnesota Public Facilities Authority, Prerefunded
3/01/12 @ 100 (RB) Series A
5.000%, 03/01/12	2,000	2,071

Missouri — 1.0%
Missouri Highway & Transportation
Commission (RB)
5.000%, 05/01/16	1,100	1,290

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Nevada — 5.0%
Clark County School District (GO)
Series A (AGM)
5.000%, 06/15/14	$1,650	$1,808
Clark County, Motor Vehicle Fuel Tax (RB)
(AMBAC)
5.000%, 07/01/17	1,805	2,009
Henderson, Catholic Healthcare West (RB)
Series B
5.000%, 07/01/13	1,500	1,589
5.000%, 07/01/15	500	540
Nevada, University System (GO) Series G
(NATL-RE)
5.000%, 08/01/16	500	570

		6,516

New Mexico — 1.5%
New Mexico State (RB) Series D
5.000%, 07/01/15	1,725	1,981

New York — 6.4%
Erie County (GO) Series A (NATL - RE)
5.000%, 12/01/14	1,000	1,093
Monroe County (GO) (AMBAC)
5.000%, 06/01/14	2,500	2,727
Nassau County Interim Finance Authority (RB)
Series A
5.000%, 11/15/13	1,000	1,105
New York City Transitional Finance Authority
(RB) Sub-Series A-2
5.000%, 11/01/16	1,250	1,429
New York State Environmental Facilities,
New York City Municipal Water Project (RB)
Series K
5.500%, 06/15/13	520	572
Tobacco Settlement Financing (RB) Series A-1
5.500%, 06/01/16	1,300	1,305

		8,231

North Carolina — 6.4%
Charlotte-Mecklenburg Hospital Authority,
Carolinas Healthcare System, Prerefunded
1/15/15 @ 100 (RB) Series A
5.000%, 01/15/15	1,500	1,715
Forsyth County (GO) Series B
5.000%, 04/01/16	1,350	1,581
5.000%, 04/01/19	1,000	1,191
North Carolina (GO)
5.000%, 05/01/14	1,000	1,083
North Carolina (GO) Series B
5.000%, 04/01/13	1,500	1,625
North Carolina Medical Care Commission,
Caromont Health (RB) (AGM)
5.000%, 02/15/14	1,000	1,077

		8,272

Ohio — 2.6%
Lorain County, Catholic Healthcare
Project (RB) Series A
5.625%, 10/01/15	1,000	1,024

	Par (000)	Value (000)

Ohio State Water Development Authority, Fresh
Water Project (RB) Series A
5.000%, 06/01/12	$1,145	$1,198
Ohio State Water Development Authority, Water
Quality Project (RB)
5.000%, 12/01/13	1,000	1,106

		3,328

Pennsylvania — 9.3%
Commonwealth of Pennsylvania (GO) Series 4
5.000%, 07/01/14	1,800	2,022
Commonwealth of Pennsylvania (GO) Series A-3
5.000%, 07/15/18	1,695	2,011
Montgomery County Higher Education & Health
Authority, Abington Memorial Hospital (RB)
Series A
5.000%, 06/01/15	1,000	1,092
Pennsylvania Higher Educational Facilties
Authority, University of Pennsylvania Health
Systems (RB) Series A (AMBAC)
5.000%, 08/15/19	1,000	1,073
Philadelphia (RB) (AMBAC)
5.250%, 12/15/11	2,200	2,255
Philadelphia (RB) Series A (AMBAC)
5.000%, 08/01/13	670	721
Philadelphia Parking Authority, Airport Parking
(RB)
5.000%, 09/01/12	1,000	1,040
Pittsburgh Public Schools (GO) Series B (AGM)
5.000%, 09/01/16	1,635	1,863

		12,077

South Carolina — 1.2%
South Carolina State Public Service Authority
(RB) Series A (AGM)
5.000%, 01/01/13	1,460	1,564

South Dakota — 0.9%
South Dakota Health & Educational Facilities
Authority, Regional Health (RB)
5.000%, 09/01/15	1,000	1,110

Tennessee — 2.6%
Memphis (RB)
5.000%, 12/01/14	3,000	3,389

Texas — 11.8%
Dallas Independent School District (GO)
(PSF-GTD)
5.000%, 02/15/18	2,500	2,956
Frisco (GO) (NATL-RE)
5.000%, 02/15/16	1,685	1,949
Harris County Cultural Education Facilities
Finance, Methodist Hospital System (RB)
5.000%, 06/01/14	2,500	2,757
Houston (GO) Series E (AMBAC)
5.000%, 03/01/15	1,000	1,137
Houston Health Facilities Development,
Buckingham Senior Living Community, Inc.
Project, Prerefunded 2/15/14 @ 101 (RB)
Series A
7.125%, 02/15/14	1,000	1,174

See Notes to Financial Statements.

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — continued
Texas (GO) Series A
5.000%, 10/01/17	$500	$595
Texas (GO) Series B
5.000%, 04/01/17	3,025	3,573
Texas Transportation Commission (RB)
5.000%, 04/01/13	1,000	1,080

		15,221

Virginia — 3.0%
Commonwealth of Virginia (GO)
Series A
5.000%, 06/01/13	2,000	2,181
Tobacco Settlement Financing,
Prerefunded 6/01/15 @ 100 (RB)
5.625%, 06/01/15	1,425	1,667

		3,848

Washington — 2.7%
Washington (GO)
Series 2011-A
5.000%, 01/01/15	1,000	1,132
5.000%, 01/01/18	2,000	2,352

		3,484

Puerto Rico — 2.6%
Puerto Rico Electric Power Authority (RB)
Series KK (NATL-RE)
5.500%, 07/01/16	1,000	1,120
Puerto Rico Electric Power Authority (RB)
Series TT
5.000%, 07/01/17	1,125	1,226
Puerto Rico Highway & Transportation Authority
(RB) Series Y
6.250%, 07/01/13	1,000	1,076

		3,422

Total Municipal Bonds
(Cost $122,559)		125,093

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.1%
PNC Tax Exempt Money Market Fund,
Class I†	2,668,770	2,669

Total Affiliated Money Market Fund
(Cost $2,669)		2,669

TOTAL INVESTMENTS — 98.7%
(Cost $125,228)*		127,762

Other Assets & Liabilities – 1.3%		1,719

TOTAL NET ASSETS — 100.0%		$129,481

*	Aggregate cost for Federal income tax purposes is (000) $125,228.

Gross unrealized appreciation (000)	$2,663
Gross unrealized depreciation (000)	(129)

Net unrealized appreciation (000)	$2,534

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 98.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$2,669	$ –	$–	$ 2,669
Municipal Bonds	–	125,093	–	125,093

Total Assets – Investments in Securities	$2,669	$125,093	$–	$127,762

See Notes to Financial Statements.

PNC Fixed Income and Tax Exempt Bond Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2011

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

DD — Delayed Delivery Security

ETM — Escrowed to Maturity

FDIC — Federal Deposit Insurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Administration

FSA — Financial Security Assurance

GO — General Obligation

IBC — Integrity Building Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE —	National Public Finance Guarantee Corporation (formerly Municipal Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RADIAN — Radian Guaranty, Inc.

RB — Revenue Bond

REIT — Real Estate Investment Trust

SG — Syncora Guarantee

SONYMA — State of New York Mortgage Agency

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

TLGP —

Guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2011, and the date shown is the next reset or put date.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$221,496	$126,381	$6,545	$363,434
Investments in affiliates at value	3,459	1,229	681	4,080

Total Investments at value(1)	224,955	127,610	7,226	367,514

Receivable for investments sold	157	–	–	8,237
Receivable for shares of beneficial interest issued	37	173	–	431
Interest receivable	1,559	510	126	3,035
Maturities receivable	–	3	–	–
Receivable from Adviser	–	–	3	–
Prepaid expenses	14	14	13	19

Total Assets	226,722	128,310	7,368	379,236

LIABILITIES
Payable for shares of beneficial interest redeemed	380	143	–	302
Payable for investment securities purchased	138	–	159	8,623
Dividends payable
Class I	392	254	3	404
Class A	4	12	–	2
Class C	–	7	–	1
Investment advisory fees payable	87	44	–	126
12b-1 fees payable
Class A	3	8	–	5
Class C	–	2	–	1
Shareholder servicing fees payable
Class A	1	3	–	2
Class C	–	1	–	–
Administration fees payable	9	5	1	15
Custodian fees payable	2	3	–	2
Transfer agent fees payable	4	5	–	6
Other liabilities	40	35	11	51

Total Liabilities	1,060	522	174	9,540

TOTAL NET ASSETS	$225,662	$127,788	$7,194	$369,696

(1) Investments in non-affiliates at cost	$214,319	$118,047	6,467	$350,346
Investments in affiliates at cost	3,459	1,229	681	4,080

Total Investments at cost	$217,778	$119,276	$7,148	$354,426

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$222,243	$125,149 $	$7,051	$354,446
Distributions in Excess of Net Investment Income	(12)	(28)	(1)	(9)
Accumulated Net Realized Gain (Loss) on Investments	(3,746)	(5,667)	66	2,171
Net Unrealized Appreciation on Investments	7,177	8,334	78	13,088

Total Net Assets	$225,662	$127,788	$7,194	$369,696

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$220,136,366	$110,942,281	$6,879,298	$360,685,857

Class I shares outstanding	20,911,067	11,477,912	823,890	31,684,667

Net Asset Value, Offering and Redemption Price Per Share	$10.53	$9.67	$8.35	$11.38

Net assets applicable to Class A	$5,133,496	$13,126,151	$314,412	$7,693,597

Class A shares outstanding	486,623	1,358,156	37,615	674,870

Net Asset Value and Redemption Price Per Share	$10.55	$9.66	$8.36	$11.40

Maximum Offering Price Per Share(2)	$11.05	$10.12	$8.75	$11.94

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$392,417	$3,719,158	NA	$1,316,578

Class C shares outstanding	37,280	385,367	NA	115,144

Net Asset Value and Offering Price Per Share	$10.53	$9.65	NA	$11.43

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$317,607	$244,066	$514,266
Investments in affiliates at value	7,618	10,720	15,535
Short term investments in affiliates held as collateral for loaned securities at value	–	325	–

Total Investments at value(1)(2)	325,225	255,111	529,801

Receivable for investments sold	4,939	622	–
Receivable for shares of beneficial interest issued	349	47	1,771
Interest receivable	1,688	2,114	2,278
Maturities receivable	10	25	–
Prepaid expenses	18	16	28

Total Assets	332,229	257,935	533,878

LIABILITIES
Payable for collateral for loaned securities	–	325	–
Payable for shares of beneficial interest redeemed	1,356	355	9,737
Payable for investment securities purchased	5,065	1,153	–
Dividends payable
Class I	174	655	220
Class A	1	5	1
Class C	1	1	–
Investment advisory fees payable	96	86	89
12b-1 fees payable
Class A	4	5	9
Class C	2	–	–
Shareholder servicing fees payable
Class A	2	1	2
Class C	1	–	–
Administration fees payable	13	11	21
Custodian fees payable	2	2	3
Transfer agent fees payable	6	6	11
Trustees’ fees payable	–	–	1
Other liabilities	49	40	69

Total Liabilities	6,772	2,645	10,163

TOTAL NET ASSETS	$325,457	$255,290	$523,715

(1) Investments in non-affiliates at cost	$313,109	$235,772	514,175
Investments in affiliates at cost	7,618	10,720	15,535
Short term investments in affiliates held as collateral for loaned securities at cost	–	325	–

Total Investments at cost	$320,727	$246,817	$529,710

(2) Includes securities on loan with a value of	$–	$318	$–

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$327,106	$262,278	$528,257
Undistributed (Distributions in Excess of ) Net Investment Income	(124)	21	(3)
Accumulated Net Realized Loss on Investments	(6,023)	(15,303)	(4,630)
Net Unrealized Appreciation (Depreciation) on Investments	4,498	8,294	91

Total Net Assets	$325,457	$255,290	$523,715

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$314,884,425	$247,779,233	$515,482,400

Class I shares outstanding	30,778,306	23,279,885	51,481,778

Net Asset Value, Offering and Redemption Price Per Share	$10.23	$10.64	$10.01

Net assets applicable to Class A	$7,355,702	$7,038,249	$8,232,715

Class A shares outstanding	716,871	661,060	821,111

Net Asset Value and Redemption Price Per Share	$10.26	$10.65	$10.03

Maximum Offering Price Per Share(3)	$10.47	$11.15	$10.13

Maximum Sales Charge Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$3,217,270	$472,069	NA

Class C shares outstanding	313,466	44,251	NA

Net Asset Value and Offering Price Per Share	$10.26	$10.67	NA

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$135,742	$71,721	$22,455	$94,310
Investments in affiliates at value	991	–	–	1,248

Total Investments at value(1)	136,733	71,721	22,455	95,558

Receivable for shares of beneficial interest issued	21	–	–	2
Interest receivable	1,947	1,074	275	1,808
Prepaid expenses	13	1	6	7

Total Assets	138,714	72,796	22,736	97,375

LIABILITIES
Payable for shares of beneficial interest redeemed	236	609	–	164
Payable for investment securities purchased	210	–	–	–
Dividends payable
Class I	294	164	38	228
Class A	4	1	5	5
Class C	–	–	–	1
Investment advisory fees payable	35	19	8	33
12b-1 fees payable
Class A	3	–	3	6
Class C	–	–	–	1
Shareholder servicing fees payable
Class A	1	–	2	2
Administration fees payable	6	3	1	3
Custodian fees payable	1	–	1	1
Transfer agent fees payable	2	1	1	1
Trustees’ fees payable	1	–	–	–
Other liabilities	28	17	15	24

Total Liabilities	821	814	74	469

TOTAL NET ASSETS	$137,893	$71,982	$22,662	$96,906

(1) Investments in non-affiliates at cost	$131,657	69,076	21,543	$89,463
Investments in affiliates at cost	991	–	–	1,248

Total Investments at cost	$132,648	$69,076	$21,543	$90,711

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$133,314	$69,081	$21,551	$91,308
Undistributed (Distributions in Excess of ) Net Investment Income	147	(3)	17	(66)
Accumulated Net Realized Gain (Loss) on Investments	347	259	182	817
Net Unrealized Appreciation on Investments	4,085	2,645	912	4,847

Total Net Assets	$137,893	$71,982	$22,662	$96,906

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$132,329,964	$71,255,304	$15,019,020	$86,009,791

Class I shares outstanding	13,559,334	6,322,380	1,546,390	7,581,297

Net Asset Value, Offering and Redemption Price Per Share	$9.76	$11.27	$9.71	$11.34

Net assets applicable to Class A	$5,270,200	$725,111	$7,572,001	$9,887,579

Class A shares outstanding	542,196	64,347	779,653	874,134

Net Asset Value and Redemption Price Per Share	$9.72	$11.27	$9.71	$11.31

Maximum Offering Price Per Share(2)	$10.02	$11.62	$10.01	$11.66

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$293,178	$1,251	$71,015	$1,008,981

Class C shares outstanding	30,447	111	7,297	89,475

Net Asset Value and Offering Price Per Share	$9.63	$11.27	$9.73	$11.28

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at value	$29,449	$125,093
Investments in affiliates at value	474	2,669

Total Investments at value(1)	29,923	127,762

Receivable for shares of beneficial interest issued	11	–
Interest receivable	391	1,973
Prepaid expenses	5	12

Total Assets	30,330	129,747

LIABILITIES
Payable for shares of beneficial interest redeemed	–	10
Dividends payable
Class I	107	191
Class A	3	–
Class C	1	–
Investment advisory fees payable	10	34
12b-1 fees payable
Class A	1	–
Class C	1	–
Shareholder servicing fees payable
Class A	1	–
Administration fees payable	2	6
Custodian fees payable	1	–
Transfer agent fees payable	1	1
Other liabilities	12	24

Total Liabilities	140	266

TOTAL NET ASSETS	$30,190	$129,481

(1) Investments in non-affiliates at cost	$28,435	$122,559
Investments in affiliates at cost	474	2,669

Total Investments at cost	$28,909	$125,228

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$28,886	$127,178
Distributions in Excess of Net Investment Income	(47)	(20)
Accumulated Net Realized Gain (Loss) on Investments	337	(211)
Net Unrealized Appreciation on Investments	1,014	2,534

Total Net Assets	$30,190	$129,481

NET ASSET VALUE (In unrounded dollars andshares):
Net assets applicable to Class I	$26,113,643	$128,925,517

Class I shares outstanding	2,529,864	12,347,368

Net Asset Value, Offering and Redemption Price Per Share	$10.32	$10.44

Net assets applicable to Class A	$3,061,834	$521,700

Class A shares outstanding	296,046	49,937

Net Asset Value and Redemption Price Per Share	$10.34	$10.45

Maximum Offering Price Per Share(2)	$10.66	$10.77

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$1,014,692	$33,824

Class C shares outstanding	98,175	3,241

Net Asset Value and Offering Price Per Share	$10.34	$10.44

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest	$9,203	$6,623	$483	$11,413
Income from affiliate(1)	1	–	–	1
Security lending income from non-affiliated investments	5	–	6	8

Total Investment Income	9,209	6,623	489	11,422

Expenses:
Investment advisory fees	1,058	568	30	1,451
Administration fees	124	76	6	189
12b-1 fees:
Class A	2	5	–	3
Class C	3	37	–	11
Shareholder servicing fees:
Class A	14	38	1	21
Class C	1	12	–	3
Transfer agent fees	46	54	2	72
Custodian fees	15	20	3	21
Professional fees	31	22	9	44
Pricing service fees	24	62	5	22
Printing and shareholder reports	29	19	1	45
Registration and filing fees	41	45	28	46
Trustees’ fees	15	9	–	23
Miscellaneous	12	14	1	20

Total Expenses	1,415	981	86	1,971

Less:
Waiver of investment advisory fees(1)	–	–	(30)	–
Expense reimbursements(1)	–	–	(10)	–

Net Expenses	1,415	981	46	1,971

Net Investment Income	7,794	5,642	443	9,451

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	8,024	1,146	552	9,179
Net change in unrealized appreciation/depreciation on investments	(2,120)	(983)	(54)	(591)

Net Gain on Investments	5,904	163	498	8,588

Net Increase in Net Assets Resulting from Operations	$13,698	$5,805	$941	$18,039

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$6,538	$10,179	$4,531
Income from affiliate(1)	1	1	2
Security lending income from non-affiliated investments	3	4	1

Total Investment Income	6,542	10,184	4,534

Expenses:
Investment advisory fees	1,105	949	957
Administration fees	166	125	249
12b-1 fees:
Class A	3	3	5
Class C	33	3	–
Shareholder servicing fees:
Class A	22	21	40
Class C	11	1	–
Transfer agent fees	69	67	143
Custodian fees	16	19	18
Professional fees	54	46	66
Pricing service fees	29	59	22
Printing and shareholder reports	44	34	65
Registration and filing fees	50	47	89
Trustees’ fees	22	18	34
Miscellaneous	16	12	41

Net Expenses	1,640	1,404	1,729

Net Investment Income	4,902	8,780	2,805

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	2,224	5,943	459
Net change in unrealized appreciation/depreciation on investments	(739)	931	204

Net Gain on Investments	1,485	6,874	663

Net Increase in Net Assets Resulting from Operations	$6,387	$15,654	$3,468

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PNC Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$4,692	$2,542	$1,080	$3,850

Total Investment Income	4,692	2,542	1,080	3,850

Expenses:
Investment advisory fees	606	300	110	414
Administration fees	81	41	18	57
12b-1 fees:
Class A	2	–	2	3
Class C	2	–	1	7
Shareholder servicing fees:
Class A	14	2	23	26
Class C	1	–	–	3
Transfer agent fees	22	11	11	20
Custodian fees	5	2	3	5
Professional fees	31	15	13	20
Pricing service fees	13	11	4	12
Printing and shareholder reports	23	13	4	15
Registration and filing fees	41	14	13	14
Trustees’ fees	11	6	2	7
Miscellaneous	7	4	3	6

Total Expenses	859	419	207	609

Less:
Waiver of investment advisory fees(1)	(39)	(19)	–	–

Net Expenses	820	400	207	609

Net Investment Income	3,872	2,142	873	3,241

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,011	654	824	1,000
Net change in unrealized appreciation/ depreciation on investments	646	(487)	(670)	(508)

Net Gain on Investments	1,657	167	154	492

Net Increase in Net Assets Resulting from Operations	$5,529	$2,309	$1,027	$3,733

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$1,173	$3,037
Income from affiliate(1)	–	1

Total Investment Income	1,173	3,038

Expenses:
Investment advisory fees	131	502
Administration fees	21	67
12b-1 fees:
Class A	1	–
Class C	10	–
Shareholder servicing fees:
Class A	8	2
Class C	3	–
Transfer agent fees	7	15
Custodian fees	3	3
Professional fees	11	23
Pricing service fees	5	14
Printing and shareholder reports	4	19
Registration and filing fees	14	33
Trustees’ fees	2	10
Miscellaneous	3	5

Total Expenses	223	693

Less:
Waiver of investment advisory fees(1)	–	(27)

Net Expenses	223	666

Net Investment Income	950	2,372

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	925	903
Net change in unrealized appreciation/depreciation on investments	(777)	(304)

Net Gain on Investments	148	599

Net Increase in Net Assets Resulting from Operations	$1,098	$2,971

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PNC Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended
	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010
Investment Activities:
Net investment income	$7,794	$9,740	$5,642	$7,064	$443	$1,053
Net realized gain on investments sold	8,024	1,967	1,146	429	552	711
Net change in unrealized appreciation/ depreciation on investments	(2,120)	10,243	(983)	2,535	(54)	998
Net increase from payment by affiliate(2)	–	–	–	–	–	–

Net increase in net assets resulting from operations	13,698	21,950	5,805	10,028	941	2,762

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(7,846)	(9,820)	(5,147)	(6,554)	(421)	(1,061)
Class A	(170)	(214)	(594)	(692)	(25)	(23)
Class C	(11)	(13)	(162)	(156)	–	–
Distributions from net realized capital gains
Class I	–	–	–	–	(784)	–
Class A	–	–	–	–	(58)	–
Class C	–	–	–	–	–	–

Total dividends and distributions	(8,027)	(10,047)	(5,903)	(7,402)	(1,288)	(1,084)

Share Transactions:
Proceeds from shares issued:
Class I	23,837	38,764	9,429	15,885	2,479	1,406
Class A	57	312	1,590	3,750	58	114
Class C	30	65	1,769	4,803	–	–
Proceeds from Merger shares:(3)
Class I	–	–	–	–	–	–
Class A	–	–	–	–	–	–
Class C	–	–	–	–	–	–
Reinvestment of dividends and distributions:
Class I	3,537	3,897	1,715	2,033	1,103	745
Class A	120	151	434	514	70	23
Class C	9	12	40	39	–	–

Total proceeds from shares issued and reinvested	27,590	43,201	14,977	27,024	3,710	2,288

Value of shares redeemed:
Class I	(47,688)	(77,684)	(33,678)	(43,122)	(5,182)	(5,272)
Class A	(783)	(647)	(5,322)	(4,658)	(95)	(39)
Class C	(102)	(22)	(2,777)	(2,793)	–	–

Total value of shares redeemed	(48,573)	(78,353)	(41,777)	(50,573)	(5,277)	(5,311)

Increase (decrease) in net assets from share transactions	(20,983)	(35,152)	(26,800)	(23,549)	(1,567)	(3,023)

Total increase (decrease) in net assets	(15,312)	(23,249)	(26,898)	(20,923)	(1,914)	(1,345)

Net Assets:
Beginning of year	240,974	264,223	154,686	175,609	9,108	10,453

End of year*	$225,662	$240,974	$127,788	$154,686	$7,194	$9,108

*Including undistributed (distributions in excess of ) net investment income	$(12)	$26	$(28)	$–	$(1)	$(24)

(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Financial Statements.

(2)	See Note 8 in Notes to Financial Statements.
(3)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund(1)		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

$9,451	$11,572	$4,902	$4,731	$8,780	$6,621	$2,805	$2,914
9,179	5,315	2,224	2,268	5,943	2,568	459	494

(591)	9,962	(739)	(1,045)	931	3,773	204	(670)
–	–	–	–	–	84	–	–

18,039	26,849	6,387	5,954	15,654	13,046	3,468	2,738

(9,598)	(11,310)	(5,398)	(4,638)	(8,817)	(6,540)	(5,037)	(3,495)
(210)	(285)	(136)	(212)	(304)	(137)	(138)	(276)
(25)	(29)	(36)	(56)	(12)	(7)	–	–

(6,333)	–	–	–	–	(146)	–	–
(148)	–	–	–	–	(1)	–	–
(24)	–	–	–	–	–	–	–

(16,338)	(11,624)	(5,570)	(4,906)	(9,133)	(6,831)	(5,175)	(3,771)

83,130	49,444	116,387	78,226	63,125	43,561	507,942	439,388
297	1,154	1,730	5,458	548	269	4,577	37,010
520	589	202	3,418	165	27	–	–

–	–	–	125,559	–	89,473	–	–
–	–	–	2,394	–	9,675	–	–
–	–	–	399	–	138	–	–

8,224	4,229	2,773	2,447	2,663	803	2,193	1,890
312	244	117	180	239	125	112	244
26	13	29	45	6	6	–	–

92,509	55,673	121,238	218,126	66,746	144,077	514,824	478,532

(67,205)	(88,808)	(74,532)	(77,715)	(42,240)	(35,249)	(332,183)	(192,583)
(2,236)	(2,564)	(4,673)	(4,795)	(3,186)	(1,389)	(18,069)	(27,357)
(720)	(151)	(2,236)	(308)	(41)	(10)	–	–

(70,161)	(91,523)	(81,441)	(82,818)	(45,467)	(36,648)	(350,252)	(219,940)

22,348	(35,850)	39,797	135,308	21,279	107,429	164,572	258,592

24,049	(20,625)	40,614	136,356	27,800	113,644	162,865	257,559

345,647	366,272	284,843	148,487	227,490	113,846	360,850	103,291

$369,696	$345,647	$325,457	$284,843	$255,290	$227,490	$523,715	$360,850

$(9)	$211	$(124)	$(128)	$21	$165	$(3)	$251

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Intermediate Tax Exempt Bond Fund(1)
	For the Year Ended
	May 31, 2011	May 31, 2010
Investment Activities:
Net investment income	$3,872	$3,083
Net realized gain on investments sold	1,011	3,372
Net change in unrealized appreciation/depreciation on investments	646	(288)

Net increase in net assets resulting from operations	5,529	6,167

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,746)	(3,033)
Class A	(123)	(50)
Class C	(3)	(1)
Distributions from net realized capital gains:
Class I	(3,044)	(1,325)
Class A	(92)	(9)
Class C	(5)	–

Total dividends and distributions	(7,013)	(4,418)

Share Transactions:
Proceeds from shares issued:
Class I	37,474	17,404
Class A	3,359	19
Class C	187	163
Proceeds from Merger shares:(1)
Class I	–	53,309
Class A	–	4,602
Class C	–	34
Reinvestment of dividends and distributions:
Class I	604	59
Class A	125	35
Class C	3	–

Total proceeds from shares issued and reinvested	41,752	75,625

Value of shares redeemed:
Class I	(45,492)	(20,803)
Class A	(3,137)	(385)
Class C	(62)	(36)

Total value of shares redeemed	(48,691)	(21,224)

Increase (decrease) in net assets from share transactions	(6,939)	54,401

Total increase (decrease) in net assets	(8,423)	56,150

Net Assets:
Beginning of year	146,316	90,166

End of year*	$137,893	$146,316

*Including undistributed (distributions in excess of ) net investment income	$147	$147

(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter.

See Notes to Financial Statements.

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

$2,142	$2,101	$873	$1,267	$3,241	$3,783	$950	$1,081
654	100	824	530	1,000	1,151	925	1,048
(487)	1,234	(670)	(157)	(508)	570	(777)	(274)

2,309	3,435	1,027	1,640	3,733	5,504	1,098	1,855

(2,126)	(2,086)	(595)	(903)	(2,918)	(3,383)	(832)	(937)
(16)	(15)	(276)	(361)	(301)	(380)	(91)	(101)
–	–	(2)	(2)	(22)	(21)	(27)	(43)

–	–	(595)	(214)	(1,049)	(476)	(1,147)	(155)
–	–	(269)	(92)	(110)	(57)	(123)	(21)
–	–	(2)	(1)	(11)	(4)	(50)	(11)

(2,142)	(2,101)	(1,739)	(1,573)	(4,411)	(4,321)	(2,270)	(1,268)

8,283	23,742	400	1,088	11,158	9,677	3,555	2,424
198	2	52	121	1,109	1,016	15	1,638
–	–	2	11	118	406	38	562

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

93	71	86	58	211	107	163	26
11	10	438	368	296	316	179	90
–	–	3	2	26	20	70	48

8,585	23,825	981	1,648	12,918	11,542	4,020	4,788

(15,436)	(14,437)	(6,777)	(6,233)	(20,816)	(15,671)	(5,493)	(6,328)
(124)	(2)	(3,559)	(500)	(3,153)	(2,239)	(971)	(575)
(11)	(1)	(4)	(22)	(104)	(97)	(1,011)	(465)

(15,571)	(14,440)	(10,340)	(6,755)	(24,073)	(18,007)	(7,475)	(7,368)

(6,986)	9,385	(9,359)	(5,107)	(11,155)	(6,465)	(3,455)	(2,580)

(6,819)	10,719	(10,071)	(5,040)	(11,833)	(5,282)	(4,627)	(1,993)

78,801	68,082	32,733	37,773	108,739	114,021	34,817	36,810

$71,982	$78,801	$22,662	$32,733	$96,906	$108,739	$30,190	$34,817

$(3)	$(3)	$17	$(15)	$(66)	$(66)	$(47)	$(47)

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Tax Exempt Limited Maturity Bond Fund
	For the Year Ended
	May 31, 2011	May 31, 2010
Investment Activities:
Net investment income	$ 2,372	$ 2,173
Net realized gain on investments sold	903	213
Net change in unrealized appreciation/depreciation on investments	(304)	966

Net increase in net assets resulting from operations	2,971	3,352

Dividends to Shareholders:
Dividends from net investment income:
Class I	(2,360)	(2,157)
Class A	(12)	(16)

Total dividends	(2,372)	(2,173)

Share Transactions:
Proceeds from shares issued:
Class I	45,317	63,316
Class A	2	23
Reinvestment of dividends:
Class I	119	29
Class A	10	13

Total proceeds from shares issued and reinvested	45,448	63,381

Value of shares redeemed:
Class I	(36,153)	(21,029)
Class A	(309)	(159)

Total value of shares redeemed	(36,462)	(21,188)

Increase in net assets from share transactions	8,986	42,193

Total increase in net assets	9,585	43,372

Net Assets:
Beginning of year	119,896	76,524

End of year*	$129,481	$119,896

*Including distributions in excess of net investment income	$ (20)	$ (20)

See Notes to Financial Statements

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

1. Fund Organization

PNC Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust is a Delaware statutory trust. As of May 31, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

Fund Reorganizations

At a special meeting of shareholders held on December 15, 2009, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”), approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, a shareholder of the Acquired Funds’ Class I, Class A and Class C Shares automatically became a shareholder of the same Class of the corresponding Acquiring Funds.

Acquiring Funds	Acquired Funds
Allegiant Limited Maturity Bond Fund	PNC Limited Maturity Bond Fund

Allegiant Total Return Advantage Fund	PNC Total Return Bond Fund*

Allegiant Intermediate Tax Exempt Bond Fund	PNC National Tax-Exempt Bond Fund*

*The PNC Fund is the financial accounting survivor.

The table below summarizes the asset transfers and conversion ratios for each exchange.

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*

PNC Limited Maturity Bond Fund						Allegiant Limited Maturity Bond Fund
Class I	11,685,932	$125,559	$4,538	$ 204	1.05087	Class I	12,280,397	$264,060
Class A	222,956	2,394	79	4	1.04716	Class A	233,471	12,002
Class C	37,192	399	5	1	1.04655	Class C	38,923	4,781
PNC Limited Maturity Bond Fund Total		$128,352	$4,622	$ 209		Allegiant Limited Maturity Bond Fund Total		$280,843
PNC Total Return Bond Fund						Allegiant Total Return Advantage Fund
Class I	12,488,046	$129,847	$6,792	$1,053	1.00659	Class I	12,570,379	$219,320
Class A	42,898	446	22	4	1.00645	Class A	43,174	$10,120
Class C	18,464	192	(8)	2	1.00486	Class C	18,554	$330
PNC Total Return Bond Fund Total		$130,485	$6,806	$1,059		Allegiant Total Return Advantage Fund Total		$229,770
PNC National Tax-Exempt Bond Fund						Allegiant Intermediate Tax Exempt Bond Fund
Class I	9,405,632	$ 91,270	$3,089	$1,048	0.99732	Class I	9,380,380	$144,579
Class A	60,775	591	(12)	7	0.99687	Class A	60,585	$5,193
Class C	710	7	(9)	–	1.00306	Class C	712	$41
PNC National Tax-Exempt Bond Fund Total		$91,868	$3,068	$1,055		Allegiant Intermediate Tax Exempt Bond Fund Total		$149,813

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.

On February 8, 2010, the Acquired Company Funds listed below were reorganized into newly organized shell Trust Funds (the “Shell Funds”) that were specifically created for the purpose of the reorganization. Each of these Shell Funds will continue the investment policies and objectives of the Acquired Company Fund that was reorganized into it.

Shell Funds	Acquired Funds
Allegiant Maryland Tax Exempt Bond Fund	PNC Maryland Tax-Exempt Bond Fund
Allegiant Tax Exempt Limited Maturity Bond Fund	PNC Tax-Exempt Limited Maturity Bond Fund

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at their bid prices. The Funds, under supervision of the Board of Trustees of

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair valuation of investments.

Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. During the period, a security was manually fair valued by the Adviser’s Pricing Committee at Level 3 due to a temporary credit impairment at the beginning of the year and was subsequently valued using an independent pricing service-supplied price at the end of the year. The Funds did not have any significant transfers between Level 1 and Level 2 during the fiscal year ended ended May 31, 2011.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2011 can be found at the end of each Fund’s Schedule of Investments

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets of the Funds. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

When-Issued and Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in a future gains and losses with respect to the security.

Certain Funds may purchase or sell securities on a when-issued basis. These transactions (principally, TBA’s or To Be Announced) are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when issued-securities before they are delivered, which may result in a capital gain or loss.

Loan Agreements

Certain funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of May 31, 2011, there were no unfunded loan commitments in the Funds.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly-owned subsidiary of PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. Such waivers and expense reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued

at any time. Effective October 1, 2010, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the expense ratios of Class I, Class A and Class C Shares of certain Funds at no higher than the following expense ratios:

	Total Annual Fund Operating Expenses after Fee Waivers*
	Class I	Class A	Class C
High Yield Bond Fund	0.75%	1.01%	N/A
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	1.53%

*These contractual waivers are expected to remain in effect until September 30, 2011.

Prior to October 1, 2010, the Adviser voluntarily agreed to waive fees and reimburse expenses in order to limit the expense ratios at no higher than those listed in the table above. Effective October 1, 2010, this agreement was made contractual and will continue through September 30, 2011, at which time the Adviser will determine whether to renew, revise or discontinue the waivers. Additionally, each Fund above may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the Expense Limitation Agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual net operating expenses to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts previously waived or reimbursed by the Adviser before October 1, 2011 and more than 36 months after the date such amounts are waived or reimbursed by the Adviser.

The table below lists the contractual advisory fees, waivers and expense reimbursements that were in effect during the period ended May 31, 2011.

	Annual Rate	Fee Waiver	Expense Reimbursement
Bond Fund	0.45%	0.00%	–
Government Mortgage Fund	0.40%	0.00%	–
High Yield Bond Fund	0.50%	0.50%	0.16%
Intermediate Bond Fund	0.40%	0.00%	–
Limited Maturity Bond Fund	0.35%	0.00%	–
Total Return Advantage Fund	0.40%	0.00%	–
Ultra Short Bond Fund	0.20%	0.00%	–
Intermediate Tax Exempt Bond Fund	0.40%	0.03%	–
Maryland Tax Exempt Bond Fund	0.40%	0.03%	–
Michigan Intermediate Municipal Bond Fund	0.40%	0.00%	–
Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.00%	–
Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.00%	–
Tax Exempt Limited Maturity Bond Fund	0.40%	0.02%	–

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. Each Fund has adopted separate distribution plans for Class A Shares and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plans, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. Effective October 1, 2010, the Board approved a contractual commitment whereby reimbursements under the Funds’ distribution plans for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2011, at which time the Board will

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

determine whether to renew, revise or discontinue it. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the fiscal year ended May 31, 2011, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class A	Class C
Bond Fund	0.03%	0.75%

Government Mortgage Fund	0.03%	0.75%

High Yield Bond Fund	0.01%	N/A

Intermediate Bond Fund	0.03%	0.75%

Limited Maturity Bond Fund	0.03%	0.75%

Total Return Advantage Fund	0.03%	0.75%

Ultra Short Bond Fund	0.03%	N/A

Intermediate Tax Exempt Bond Fund	0.03%	0.75%

Maryland Tax Exempt Bond Fund	0.03%	0.75%

Michigan Intermediate Municipal Bond Fund	0.02%	0.75%

Ohio Intermediate Tax Exempt Bond Fund	0.03%	0.75%

Pennsylvania Intermediate Municipal Bond Fund	0.02%	0.75%

Tax Exempt Limited Maturity Bond Fund	0.03%	0.75%

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Transactions with Affiliates

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global Investment Servicing (“PNC Global”) to The Bank of New York Mellon Corporation. The stock sale included PNC Global and PFPC Trust Co. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. was renamed BNY Mellon Investment Servicing Trust Company (“BNY Mellon Trust”) effective July 1, 2011.

Prior to July 1, 2010, PNC Global and PFPC Trust Co. were indirect, wholly owned subsidiaries of PNC Group and, as a result, were considered affiliates of the Adviser. During the period June 1, 2010 to June 30, 2010, PNC Global and PFPC Trust Co. received $400,572 from the Trust in aggregate fees and expenses for services rendered under the Co-Administration and Accounting Services, Custody and Transfer Agency Services Agreements. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $102,596 to PNC Global and PFPC Trust Co.

As of July 1, 2010, the following transactions are no longer considered Transactions with Affiliates.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2011, approximately 0.0210% was allocated to BNY Mellon and 0.0290% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Custodian Fees

PFPC Trust Co., an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the fiscal year ended May 31, 2011, BNY Mellon received $2,064,745 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $524,401 to BNY Mellon.

Affiliated Funds

Pursuant to SEC rules, the Fixed Income and Tax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations. PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the year ended May 31, 2011 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Funds (000)
Bond Fund	$(6,871)	$ –

Government Mortgage Fund	(2,659)	–

High Yield Bond Fund	(362)	–

Intermediate Bond Fund	1,834	–

Limited Maturity Bond Fund	2,844	–

Total Return Advantage Fund	2,957	325

Ultra Short Bond Fund	3,071	–

Intermediate Tax Exempt Bond Fund	–	(286)

Ohio Intermediate Tax Exempt Bond Fund	–	261

Pennsylvania Intermediate Municipal Bond Fund	–	78

Tax Exempt Limited Maturity Bond Fund	–	2,669

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2011 are included in the respective Fund’s Schedules of Investments.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

4. Investments

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$106,103	$121,527

Government Mortgage Fund	19,600	44,737

High Yield Bond Fund	5,351	8,002

Intermediate Bond Fund	167,304	135,505

Limited Maturity Bond Fund	149,572	119,398

Total Return Advantage Fund	124,743	99,086

Ultra Short Bond Fund	333,253	199,838

Intermediate Tax Exempt Bond Fund	54,536	61,563

Maryland Tax Exempt Bond Fund	14,315	21,464

Michigan Intermediate Municipal Bond Fund	5,899	15,740

Ohio Intermediate Tax Exempt Bond Fund	14,041	25,510

Pennsylvania Intermediate Municipal Bond Fund	4,408	8,892

Tax Exempt Limited Maturity Bond Fund	59,189	52,987

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$ 65,313	$98,699

Government Mortgage Fund	4,546	3,550

Intermediate Bond Fund	106,988	158,722

Limited Maturity Bond Fund	64,634	47,713

Total Return Advantage Fund	62,848	72,386

Ultra Short Bond Fund	179,219	104,848

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2011 and for all open tax years (years ended May 31, 2008 through May 31, 2010) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the fiscal year ended May 31, 2011 and May 31, 2010 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)		Long-Term Capital Gain (000)	Total (000)

Bond Fund
2011	$–	$8,072		$ –	$8,072
2010	–	10,047		–	10,047

Government Mortgage Fund
2011	–	5,977		–	5,977
2010	–	7,402		–	7,402

High Yield Bond Fund
2011	–	1,001		304	1,305
2010	–	1,084		–	1,084

Intermediate Bond Fund
2011	–	12,378		4,100	16,478
2010	–	11,624		–	11,624

Limited Maturity Bond Fund
2011	–	5,686		–	5,686
2010	–	4,906		–	4,906

Total Return Advantage Fund†
2011	–	9,046		–	9,046
2010	–	7,168		–	7,168

Ultra Short Bond Fund
2011	–	5,113		–	5,113
2010	–	3,771		–	3,771

Intermediate Tax Exempt Bond Fund†
2011	3,888	546		2,595	7,029
2010	2,681	32		1,434	4,147

Maryland Tax Exempt Bond Fund
2011	2,157	–		–	2,157
2010	2,101	–		–	2,101

Michigan Intermediate Municipal Bond Fund
2011	871	187		707	1,765
2010	1,198	71		304	1,573

Ohio Intermediate Tax Exempt Bond Fund
2011	3,283	124		1,046	4,453
2010	3,783	–		537	4,320

Pennsylvania Intermediate Municipal Bond Fund
2011	910	136		1,185	2,231
2010	1,081	–		187	1,268

Tax Exempt Limited Maturity Bond Fund
2011	2,375	–		–	2,375
2010	2,173	–	*	–	2,173

*Amount represents less than $500.

† On February 1, 2010, PNC Total Return Bond and PNC National Tax-Exempt Bond Funds were reorganized into the Allegiant Total Return Advantage and PNC Intermediate Tax Exempt Bond Funds, respectively. The PNC Total Return Bond Fund and the PNC National Tax Exempt Bond Funds were the accounting survivors of the reorganization. See Note 1 in Notes to Financial Statements.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

As of May 31, 2011, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gain (000)	Capital Loss Carry- forward (000)	Post October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$222,243	$389	$–	$–	$(3,655)	$–	$7,086	$(401)	$225,662
Government Mortgage Fund	125,149	251	–	–	(5,605)	(62)	8,334	(279)	127,788
High Yield Bond Fund	7,051	63	–	32	–	–	51	(3)	7,194
Intermediate Bond Fund	354,446	462	–	2,200	–	–	13,002	(414)	369,696
Limited Maturity Bond Fund	327,106	56	–	–	(6,020)	–	4,496	(181)	325,457
Total Return Advantage Fund	262,278	686	–	–	(15,055)	–	8,046	(665)	255,290
Ultra Short Bond Fund	528,257	227	–	–	(3,527)	(1,099)	87	(230)	523,715
Intermediate Tax Exempt Bond Fund	133,314	–	448	347	–	–	4,085	(301)	137,893
Maryland Tax Exempt Bond Fund	69,081	–	162	253	–	–	2,651	(165)	71,982
Michigan Intermediate Municipal Bond Fund	21,551	–	61	174	–	–	920	(44)	22,662
Ohio Intermediate Tax Exempt Bond Fund	91,308	30	170	787	–	–	4,846	(235)	96,906
Pennsylvania Intermediate Municipal Bond Fund	28,886	–	65	339	–	–	1,012	(112)	30,190
Tax Exempt Limited Maturity Bond Fund	127,178	–	172	–	(211)	–	2,534	(192)	129,481

Post-October losses represent losses realized on investment transactions from November 1, 2010 through May 31, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for market discount.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns, foreign currency transactions and distribution payables. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$195		$(195)	$–
Government Mortgage Fund	233		(233)	–
High Yield Bond Fund	26		(26)	–
Intermediate Bond Fund	162		(162)	–
Limited Maturity Bond Fund	672		(672)	–
Total Return Advantage Fund	209		(209)	–
Ultra Short Bond Fund	2,116		(2,116)	–	*
Intermediate Tax Exempt Bond Fund	–	*	– *	–
Maryland Tax Exempt Bond Fund	–	*	– *	–	*
Michigan Intermediate Municipal Bond Fund	32		(32)	–
Pennsylvania Intermediate Municipal Bond Fund	–		– *	–	*

*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2011, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Bond Fund	$7,897
Government Mortgage Fund	975
Limited Maturity Bond Fund	1,551
Total Return Advantage Fund	5,916
Maryland Tax Exempt Bond Fund	402
Tax Exempt Limited Maturity Bond Fund	923

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total
Bond Fund	$–	$–	$–	$–	$–	$–	$3,655	$–	$3,655
Government Mortgage Fund	1,132	–	2,274	2,138	–	–	61	–	5,605
Limited Maturity Bond Fund	–	–	3,084	2,712	–	224	–	–	6,020
Total Return Advantage Fund	–	–	–	–	–	–	15,055	–	15,055
Ultra Short Bond Fund	–	132	1,609	784	–	–	–	1,002	3,527
Tax Exempt Limited Maturity Bond Fund	–	–	–	211	–	–	–	–	211

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C
	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10
Bond Fund
Shares issued	2,285	3,799	5	31	3	6
Share exchanged	–	–	–	–	–	–
Share reinvested	338	384	11	15	1	1
Shares redeemed	(4,577)	(7,687)	(75)	(64)	(10)	(2)
Net increase (decrease)	(1,954)	(3,504)	(59)	(18)	(6)	5

Government Mortgage Fund
Shares issued	973	1,663	165	391	183	502
Share exchanged	–	–	–	–	–	–
Share reinvested	177	212	45	54	4	4
Shares redeemed	(3,486)	(4,506)	(552)	(487)	(289)	(291)
Net increase (decrease)	(2,336)	(2,631)	(342)	(42)	(102)	215

High Yield Bond Fund
Shares issued	295	160	6	13	–	–
Share exchanged	–	–	–	–	–	–
Share reinvested	132	83	8	3	–	–
Shares redeemed	(564)	(571)	(11)	(4)	–	–
Net increase (decrease)	(137)	(328)	3	12	–	–

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

	Class I		Class A		Class C
	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10
Intermediate Bond Fund
Shares issued	7,236	4,447	26	104	46	53
Share exchanged	–	–	–	–	–	–
Share reinvested	726	378	27	22	2	1
Shares redeemed	(5,884)	(7,949)	(196)	(230)	(62)	(13)
Net increase (decrease)	2,078	(3,124)	(143)	(104)	(14)	41

Limited Maturity Bond Fund
Shares issued	11,378	7,673	169	535	20	335
Shares from merger	–	12,280	–	233	–	39
Share exchanged	–	–	–	–	–	–
Share reinvested	271	240	11	18	3	4
Shares redeemed	(7,292)	(7,619)	(456)	(468)	(218)	(30)
Net increase (decrease)	4,357	12,574	(276)	318	(195)	348

Total Return Advantage Fund*
Shares issued	6,004	4,240	52	26	16	3
Shares from merger	–	8,744	–	937	–	13
Share exchanged	–	–	–	–	–	–
Share reinvested	252	78	23	12	1	1
Shares redeemed	(4,014)	(3,442)	(303)	(134)	(4)	(1)
Net increase (decrease)	2,242	9,620	(228)	841	13	16

Ultra Short Bond Fund
Shares issued	50,629	43,597	456	3,666	–	–
Share exchanged	–	–	–	–	–	–
Share reinvested	219	188	11	24	–	–
Shares redeemed	(33,127)	(19,109)	(1,799)	(2,712)	–	–
Net increase (decrease)	17,721	24,676	(1,332)	978	–	–

Intermediate Tax Exempt Bond Fund**
Shares issued	3,817	1,782	347	2	19	16
Shares from merger	–	5,454	–	471	–	4
Share exchanged	–	–	–	–	–	–
Share reinvested	63	6	13	4	–	–
Shares redeemed	(4,709)	(2,125)	(322)	(39)	(6)	(4)
Net increase (decrease)	(829)	5,117	38	438	13	16

Maryland Tax Exempt Bond Fund
Shares issued	737	2,134	18	–	–	–
Share exchanged	–	–	–	–	–	–
Share reinvested	8	6	1	1	–	–
Shares redeemed	(1,372)	(1,298)	(11)	–	(1)	–
Net increase (decrease)	(627)	842	8	1	(1)	–

Michigan Intermediate Municipal Bond Fund
Shares issued	40	109	5	12	–	1
Share exchanged	–	–	–	–	–	–
Share reinvested	9	6	45	37	–	–
Shares redeemed	(690)	(625)	(355)	(50)	–	(2)
Net increase (decrease)	(641)	(510)	(305)	(1)	–	(1)

	Class I		Class A		Class C
	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10	Year Ended 05/31/11	Year Ended 05/31/10
Ohio Intermediate Tax Exempt Bond Fund
Shares issued	978	856	99	90	10	36
Share exchanged	–	–	–	–	–	–
Share reinvested	19	10	26	28	2	2
Shares redeemed	(1,843)	(1,384)	(277)	(198)	(9)	(9)
Net increase (decrease)	(846)	(518)	(152)	(80)	3	29

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	336	230	1	153	3	54
Share reinvested	16	2	17	9	7	5
Shares redeemed	(533)	(599)	(91)	(54)	(95)	(44)
Net increase (decrease)	(181)	(367)	(73)	108	(85)	15

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	4,356	6,123	–	2	–	–
Share exchanged	–	–	–	–	–	–
Share reinvested	11	3	1	1	–	–
Shares redeemed	(3,478)	(2,029)	(30)	(15)	–	–
Net increase (decrease)	889	4,097	(29)	(12)	–	–

*

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for the period prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Financial Statements.

**

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for the period prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Financial Statements.

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

The Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The MarylandTax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2011, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AGM	7.0%	2.2%	5.1%	8.0%	20.5%	6.5%
AGM Q-SBLF	–	–	0.1%	–	–	–
AMBAC	4.7%	1.1%	17.6%	12.5%	4.8%	9.9%
FGIC	–	–	–	–	–	1.1%
FSA	–	–	–	0.1%	–	–
NATL-RE	–	9.6%	10.4%	12.0%	7.7%	5.9%
NATL-RE FGIC	7.2%	1.6%	7.7%	7.3%	5.7%	–
NATL-RE Q-SBLF	–	–	14.8%	–	–	–
NATL-RE-IBC	1.7%	1.4%	5.0%	–	–	–
PSF-GTD	3.8%	–	–	–	–	2.3%
Q-SBLF	1.5%	–	–	–	–	1.3%
RADIAN	1.1%	–	–	–	–	–
SONYMA	0.5%	–	–	–	–	–
Total	27.5%	15.9%	60.7%	39.9%	38.7%	27.0%

The rating of long-term debt as a percentage of total value of investments on May 31, 2011, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AAA/Aaa	27.6%	30.9%	25.5%	34.0%	5.8%	29.5%
AA/Aa	33.6%	32.6%	35.4%	28.2%	43.3%	30.1%
A/A	26.1%	17.3%	20.0%	24.4%	33.5%	30.4%
BBB/Baa	5.1%	9.1%	17.7%	12.0%	15.8%	5.7%
NR	6.8%	8.8%	–	–	–	2.2%
Total	99.2%	98.7%	98.6%	98.6%	98.4%	97.9%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank NA (“UB”), the securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UB.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the Reorganization, PNC Total Return Bond Fund (“Total Return Bond Fund”), a portfolio of PNC Funds, Inc., participated in a securities lending program pursuant to an agreement with Credit Suisse First Boston, New York Branch (“Credit Suisse”) to lend its portfolio securities to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint cash collateral account (for all portfolios of PNC Funds, Inc. that participated in the securities lending program) managed by Credit Suisse that typically invested in certain high quality, liquid securities.

During the period, the collateral account held Atlantic East Funding LLC (“Atlantic East”) which was formed from the restructuring of a Trust purchased into the collateral account by Credit Suisse which violated its over collateralization trigger in early 2008 as a result of investor concerns about subprime risk and conditions in the housing market. The collateral supporting Atlantic East was non-agency residential mortgage-backed securities (“RMBS”). Due to downgrades in the credit ratings assigned to the securities in the underlying portfolio of RMBS, Atlantic East was being fair-valued in accordance with procedures approved by the Board beginning in late 2008.

On August 28, 2009, the Fund exchanged Atlantic East for the underlying collateral portfolio of RMBS and a small amount of cash. Each RMBS was being fair-valued in accordance with Board approved procedures. Downgrades in credit ratings continued and deterioration in the fair value of the RMBS resulted in the value of the joint cash collateral account being less than the collateral owed back to borrowers.

Beginning on September 10, 2009, the Adviser began selling the RMBS held in the joint cash collateral account, with the last sale occurring on September 23, 2009. The total NAV impact to Total Return Bond Fund after proceeds received upon disposition of the RMBS, including those recovered upon a settlement agreement with a non-affiliate, and fulfillment of the Adviser’s affiliate to reimburse Total Return Bond Fund for a portion of losses realized upon disposition of the assets, amounted to less than ($0.02) per share for the year ended May 31, 2010.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

11. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

PNC Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends/ distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2011 income tax purposes will be sent to them in early 2012. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2011 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
High Yield Bond Fund	$336
Intermediate Bond Fund	6,216
Intermediate Tax Exempt Bond Fund	2,595
Maryland Tax Exempt Bond Fund	253
Michigan Intermediate Municipal Bond Fund	663
Ohio Intermediate Tax Exempt Bond Fund	1,046
Pennsylvania Intermediate Municipal Bond Fund	925

Of the dividends paid from net investment income, excluding short term capital gains, by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	100.00%
Maryland Tax Exempt Bond Fund	100.00%
Michigan Intermediate Municipal Bond Fund	96.64%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Pennsylvania Intermediate Municipal Bond Fund	100.00%
Tax Exempt Limited Maturity Bond Fund	100.00%

A portion of this income may be subject to alternative minimum tax.

Of the dividends paid by each Fund, none qualify for the dividends received deduction available to corporate shareholders.

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, none will qualify for the 15% dividend income tax rate.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

BNY Mellon Investment Servicing

Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

760 Moore Road

King of Prussia, PA 19406

**INVESTMENT ADVISER:**

PNC Capital Advisors, LLC

Two Hopkins Plaza

Baltimore, MD 21201

PNC FUNDS

AR-002-0611

# ANNUAL REPORT

May 31, 2011

**PNC Money Market Funds**

PNC FUNDS

  PNC MONEY MARKET FUNDS

  ANNUAL REPORT

MONEY MARKET FUNDS

 Government Money Market Fund

 Money Market Fund

 Ohio Municipal Money Market Fund

 Pennsylvania Tax Exempt Money
Market Fund

 Tax Exempt Money Market Fund

 Treasury Money Market Fund

  OTHER PNC FUNDS

EQUITY FUNDS

 Balanced Allocation Fund

 International Equity Fund

 Large Cap Core Equity Fund

 Large Cap Growth Fund

 Large Cap Value Fund

 Mid Cap Value Fund

 Multi-Factor Small Cap Core Fund

 Multi-Factor Small Cap Growth Fund

 Multi-Factor Small Cap Value Fund

 S&P 500 Index Fund

 Small Cap Core Fund

FIXED INCOME FUNDS

 Bond Fund

 Government Mortgage Fund

 High Yield Bond Fund

 Intermediate Bond Fund

 Limited Maturity Bond Fund

 Total Return Advantage Fund

 Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

 Intermediate Tax Exempt Bond
Fund

 Maryland Tax Exempt
Bond Fund

 Michigan Intermediate Municipal
Bond Fund

 Ohio Intermediate Tax Exempt
Bond Fund

 Pennsylvania Intermediate
Municipal Bond Fund

 Tax Exempt Limited Maturity
Bond Fund

TABLE OF CONTENTS

Message from the Chairman	1
Message from the President	2
Summary of Portfolio Holdings	7
Expense Tables	8
Trustees and Officers of the Trust	10
Report of Independent Registered Public Accounting Firm	13

	Financial Highlights	Schedules of Investments

Government Money Market Fund	14	20
Money Market Fund	15	23
Ohio Municipal Money Market Fund	16	28
Pennsylvania Tax Exempt Money Market Fund	17	30
Tax Exempt Money Market Fund	18	32
Treasury Money Market Fund	19	36
Investment Abbreviations and Definitions		38
Statements of Assets and Liabilities		40
Statements of Operations		44
Statements of Changes in Net Assets		46
Notes to Financial Statements		48
Notice to Shareholders		57
Proxy Voting and Quarterly Schedules of Investments		57

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2011 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PNC Money Market Funds

MESSAGE FROM THE CHAIRMAN

July 2011

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2011, total assets of PNC Funds decreased from $9.1 to $7.8 billion, primarily as a result of shareholder outflows from money market funds.

Last month, three members of the Board of Trustees retired. We extend our heartfelt thanks to former Co-Chairmen John R. Murphy and Robert D. Neary, and former Audit Committee Chairman Kelley J. Brennan, for their years of valuable service to PNC Funds. I am honored to have been elected as the new Chairman by the Board of Trustees. I look forward to sharing my business and leadership experience with the Board, and collectively we will continue to monitor PNC Funds on behalf of shareholders.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John G. Drosdick

Chairman

1

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“...the U.S. economy built momentum through much of the annual period.”

Dear Shareholders:

We are pleased to present this annual report for the PNC Money Market Funds. This report provides a detailed review of the markets, the portfolios and our management strategies.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income and equity mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2011, especially given the volatility experienced during the annual period.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

Economic Review

Despite continued headwinds from high unemployment and weakness in the housing market, the U.S. economy built momentum through much of the annual period. Real Gross Domestic Product (“GDP) had increased just 1.7% in the second quarter of 2010 but then accelerated to 2.6% and 3.1% in the third and fourth quarters of 2010, respectively. Such economic expansion was supported by several factors, including the Federal Reserve Board’s (the “Fed’s”) second round of quantitative easing (known as “QE2”), which were formally announced in November 2010. QE2 entailed purchasing $600 billion of U.S. Treasury securities and re-investing proceeds from the sale of agency mortgage-backed securities into additional U.S. Treasury securities in an effort to spur economic growth. Other factors supporting economic momentum included growing real income and consumption as employment gained traction. Consumer credit became somewhat more readily available and lower payroll taxes increased disposable incomes. For businesses, corporate profitability remained strong, and commercial and industrial loan growth accelerated. Toward the end of the annual period, optimism regarding sustainable economic growth was replaced with diminishing investor confidence, sparked by weak economic data. For example, U.S. GDP decelerated to 1.8% in the first quarter of 2011. Also, improvement in the labor market began to soften, with the unemployment rate ticking up to 9.1% in May 2011 from a March 2011 low of 8.8%. The housing market languished amidst a combination of tepid demand and an oversupply of distressed properties. New and existing home sales remained near historical low levels, and the S&P/Case-Schiller Home Price Index hit a new cyclical low, reaching levels not seen since 2002.

Several major exogenous worldwide events impacted the U.S. economy in the last months of the annual period as well. First, European sovereign debt crises carried on, as Ireland, Spain and Portugal weakened, and German growth, strong early in the annual period, began to moderate in the first months of 2011. Despite this, the European Central Bank (“ECB”) became the first major central bank in a developed economy to raise interest rates since the recession hit in 2008. The ECB raised interest rates in early April 2011 from 1% to 1.25% in an effort to fight against rising energy and food prices. Second, the Middle East and North Africa region was the source of civil unrest, which led to increasing pressure on energy prices. Finally, a massive earthquake and tsunami in Japan affected a nation responsible for 9% of the world’s economic output and approximately $770 billion in exports, particularly in the automobile and electronics industries. Rebuilding efforts there are likely to total over $10 billion and the supply chain impact may

2

have lasting effects on the global economy.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was the changing regulatory environment. Perhaps most prominent was the ongoing effort by money market funds to comply with amendments to Rule 2a-7 of the Investment Company Act of 1940, as amended, which were designed to improve the transparency of money market funds and their stability during periods of market turmoil. These new regulations sought to increase credit quality, improve liquidity, shorten maturity limits and modify the reporting requirements of money market funds.

Fixed Income

The annual period was one wherein low interest rates and strengthening economic data overall led to continued demand for riskier fixed income assets. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds involves greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

“...new regulations sought to increase credit quality, improve liquidity, shorten matu- rity limits and modify the reporting require- ments of money market funds.”

Concerns about stalling economic growth, combined with mounting anticipation of government bond purchases by the Fed to expand the money supply and the hangover from the European debt crisis, overrode “bond bubble” fears and strong equity market performance to press interest rates and U.S. Treasury yields lower through September 2010. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, the third calendar quarter was the third consecutive quarter that the Treasury market rallied. Still, outperforming U.S. Treasuries were corporate bonds — both high yield and investment grade — which rallied with stocks, as paltry interest rates encouraged investors to reach for more yields. Commercial mortgage-backed securities also performed well. Through September, the most notable lagging U.S. taxable fixed income sector was agency mortgage-backed securities. Record low interest rates spurred a wave of home mortgage refinancing, which detracted from the performance of these mortgage-backed securities. Anticipation of the impact of the Fed’s quantitative easing and speculation about the possible lowering of refinancing standards by Fannie Mae and Freddie Mac also had a negative impact on mortgage-backed securities.

By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose significantly during the fourth quarter of 2010, from 2.53% at the end of September to 3.30% at the end of December. Non-Treasury sectors continued to outperform U.S. Treasuries during the fourth calendar quarter. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead once again.

In the first months of the new calendar year, economic prospects, with the exception of the housing sector, appeared to be improving further. The Fed continued to implement its quantitative easing program, and Congress and the Obama administration had agreed in

December on new

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

3

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“...the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.”

new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. However, risks to the economy began to grow, as political unrest emerged in the Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by an earthquake and tsunami, followed by a disaster at its Fukushima Daiichi nuclear plant. As the risks to economic growth mounted, U.S. government bond yields began to decline again. Meanwhile, non-Treasury sectors were relatively resilient throughout the first months of 2011, with most major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose. For the first calendar quarter, high yield corporate bonds, Treasury inflation protected securities (TIPS) and commercial mortgage-backed securities were strongest. For the annual period overall, these three sectors, along with investment grade corporate bonds, were the leading fixed income sectors.

While most non-Treasury sectors outperformed U.S. Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 33 basis points (a basis point is 1/100th of a percent) to 0.45% and 10-year Treasury yields dropped 24 basis points to 3.05%. Long-termTreasury yields actually rose modestly, increasing 3 basis points to 4.22%. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.

The tax-exempt bond market overall underperformed the taxable fixed income market for the annual period, as measured by the Barclays Capital Municipal Bond Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. Municipal bonds benefited through the third quarter of 2010 both from the reach for yield and from expectations of higher tax rates, in spite of increased default worries triggered by headline-making state and local government financial woes. However, the tax-exempt bond market then experienced a correction as the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. Another factor that served to upset the municipal bond market was the proclamation on “60 Minutes” in mid-December by Meredith Whitney, a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall. As voices from many corners of the marketplace refuted the assertions of Ms. Whitney, the tax-exempt bond market saw decidedly better results in April and May 2011. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors.

Equities

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

Despite mixed economic data, virtually all of the major U.S. equity indices enjoyed solid double-digit returns during the 12 months ended May 31, 2011. The equity market rally that began in early March 2009 persevered but not without high volatility and significant fluctuation in investor sentiment.

As the annual period began in June 2010, the U.S. equity market struggled. Investors had become somewhat skeptical of the economic recovery at home and worries about escalating sovereign

4

debt crises in peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth.

All major U.S. equity indices subsequently posted positive returns in the third calendar quarter, as the second calendar quarter corporate earnings season delivered a higher than average level of positive surprises for both large and small cap stocks. Containment of the Gulf oil spill and completion of European bank stress tests in July 2010 helped ease investor risk aversion as well. Disappointing housing and unemployment reports led to an equity market sell-off in August, but strong economic reports and better visibility with regard to the fall election season led to the best September since 1954 for the S&P 500® Index and the best September for the Russell 2000® Index since 1939.

Though there was a slight market sell-off coming into election season in early November, U.S. equity market trends were remarkably positive from September through December 2010. A combination of strong third calendar quarter corporate earnings reports, resolution to the tax situation, and better than expected economic data led to heightened 2011 economic growth expectations, which translated to solid equity performance with major index returns in the double digits.

The first quarter of 2011 saw reports of another relatively strong earnings season for companies. Indeed, reports of fourth quarter 2010 corporate earnings indicated strong results with top line revenue gains becoming more impactful than cost cutting measures. Also, corporate cash levels were near or above pre-recession levels, giving corporations the flexibility to drive capital spending and job growth. Despite the global disasters that occurred, U.S. equities performed well through April 2011, defying the belief that uncertainty would spur a flight to quality. May 2011, however, saw slight declines in the U.S. equity market, as investors grew increasingly concerned about weak domestic economic and job growth, a difficult housing market, high commodity prices, turmoil in European financial markets and uncertainty over how the U.S. federal government’s debt ceiling may be raised.

For the annual period as a whole, the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, but the fundamentals that drive equities held up well overall. Mid-cap stocks within the U.S. equity market performed best, followed by small-cap stocks and then large-cap stocks. Growth stocks materially outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, rose roughly in line with each other and with U.S. stocks, despite developed international markets struggling with sovereign debt worries and slow economic growth and emerging equity markets being weighed upon by escalating inflation fears.

Our View Ahead

In our view, despite some disappointing indicators late in the annual period, the U.S. economy has likely moved into a sputtering but somewhat stable expansionary phase. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, although growth in the U.S. economy looked in May 2011 a little slower than it did three months prior,

“Despite mixed eco- nomic data, virtually all of the major U.S. equity indices enjoyed solid double digit returns during the 12 months...”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

5

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“...sovereign debt issues remain the major head- wind.”

real GDP is still expected to grow at an annualized rate of 3.2% in the second quarter of 2011. We believe U.S. GDP remains on track to grow at about 2.5% to 3.5% for the 2011 calendar year. However, risks remain that could hamper GDP growth, particularly from areas outside of the U.S. These risks include rising oil and other commodity prices, turmoil in the Middle East and North Africa region, and ongoing rebuild in Japan. The Fed stated late in the annual period that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually, but it continues to monitor the economy to determine policy responses. They continue to have modest inflation expectations for 2011 and 2012, with a top level of 2.8%.

Looking forward for U.S. equities, then, we believe corporate earnings will likely remain strong, although we are sensitive to margin pressures associated with rising commodity prices. We believe U.S. large-cap equities may provide the best potential in the months ahead, given their attractive valuations and the tendency for small-cap leadership to wane at this point in an economic expansion. Within developed international equity markets, sovereign debt issues remain the major headwind. For emerging market equities, we anticipate improved performance, as we believe inflation will likely abate later in 2011 and that while economic growth may slow, it should still outpace both U.S. and developed market growth and may well do so more sustainably. Oil prices remain a wild card that will have significant impact on both emerging and developed economies.

Fixed income market fundamentals were characterized at the end of the annual period by increased inflation expectations, particularly at the short-term end of the yield curve, or spectrum of maturities, as well as by increased headline inflationary pressure from oil and food prices, modest economic growth and improving labor markets. On the fiscal policy front, state and local governments seemed to be making headway with budget cuts. However, they still face budget shortfalls and layoffs, and Democrats and Republicans at the federal level continue to battle over marginal decreases in spending. We believe we will see federal fiscal policy turn toward restraint in the medium term as budget deficits are unsustainable. On the monetary policy front, we expect the Fed to remain on hold until early 2012 and for QE2 to expire as scheduled at the end of June. At the end of the annual period, corporate bonds appeared to be more attractive than U.S.Treasuries, as corporate fundamentals have been strong with low default rates, high cash balances, improved earnings and reduced leverage. Spreads, or the difference in yields between corporate bonds and similar-duration U.S. Treasuries, remained attractive by historical standards at the end of May.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach.

We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011	Kevin A. McCreadie President, PNC Funds President and Chief Investment Officer PNC Capital Advisors, LLC

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PNC Money Market Funds

SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as of May 31, 2011 as a percentage of total investments for each of the PNC Money Market Funds.
Government Money Market Fund		Pennsylvania Tax Exempt Money Market Fund
Repurchase Agreements	37.2%	Education Revenue Bonds	28.9%
Federal National Mortgage Association	18.7	Refunding Revenue Bonds	23.8
Federal Home Loan Bank	14.7	Hospital/Nursing Homes Revenue Bonds	14.0
Federal Home Loan Mortgage Corporation	12.8	General Obligations	9.4
Federal Farm Credit Bank	6.4	Industrial Development Revenue Bonds	7.2
Money Market Funds	4.2	Water/Sewer Revenue Bonds	4.9
U.S. Treasury Bills	2.8	Miscellaneous Revenue Bonds	3.4
U.S. Treasury Notes	1.9	Tax Exempt Commercial Paper	3.1
Affiliated Money Market Fund	1.3	Other Revenue Bonds	2.7
	100.0%	Revenue Note	1.2
		Miscellaneous Revenue	1.0
Money Market Fund		Affiliated Money Market Fund	0.4
Commercial Paper	29.1%		100.0%
Asset Backed Commercial Paper	15.3
Repurchase Agreements	9.9
Certificates of Deposit	9.4
Education Revenue Bonds	6.7
Federal Farm Credit Bank	3.3
U.S. Treasury Notes	3.3
Corporate Bonds	3.2	Tax Exempt Money Market Fund
U.S.Treasury Bill	3.1	Hospital/Nursing Home Revenue Bonds	33.9%
Other Revenue Bonds	2.7	Education Revenue Bonds	21.8
Affiliated Money Market Fund	2.6	Other Revenue Bonds	13.9
Tax Exempt Commercial Paper	2.4	General Obligation	11.2
Bank Note	1.9	Public Facilities Revenue Bonds	9.2
Pollution Control Revenue Bond	1.6	Tax Exempt Commercial Paper	3.8
General Obligations	1.5	Anticipation Note	3.4
Federal Home Loan Mortgage Corporation	1.4	Refunding Bonds	2.4
Industrial Improvement Revenue Bonds	1.4	Water/Sewer Revenue Bonds	0.3
Federal National Mortgage Association	1.0	Affiliated Money Market Fund	0.1
Asset Backed Security	0.2		100.0%
	100.0%

Ohio Municipal Money Market Fund
Hospital/Nursing Home Revenue Bonds	37.2%
Refunding Revenue Bonds	17.9
Anticipation Notes	16.1
Education Revenue Bonds	15.9
General Obligations	5.0	Treasury Money Market Fund
Public Facilities Revenue Bonds	2.9	U.S. Treasury Bills	93.7%
Tax Exempt Commercial Paper	2.3	U.S. Treasury Notes	2.8
Water/Sewer Revenue Bonds	2.1	Affiliated Money Market Fund	2.7
Money Market Funds	0.6	Money Market Fund	0.8
	100.0%		100.0%

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PNC Money Market Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2010 to May 31, 2011) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2011).

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2010 to May 31, 2011).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Begin- ning Account Value 12/01/10	Ending Account Value 05/31/11	Annu- alized Expense Ratio	Expenses Paid During Period*		Begin- ning Account Value 12/01/10	Ending Account Value 05/31/11	Annu- alized Expense Ratio	Expenses Paid During Period*
Government Money Market Fund					Pennsylvania Tax Exempt Money Market Fund
Actual					Actual
Class I	$1,000.00	$1,000.22	0.13%	$0.66	Class I	$1,000.00	$1,000.16	0.23%	$1.16
Class A	1,000.00	1,000.22	0.13	0.66	Class A	1,000.00	1,000.16	0.23	1.16
Hypothetical**					Class T	1,000.00	1,000.17	0.16	0.80
Class I	1,000.00	1,024.27	0.13	0.67	Hypothetical**
Class A	1,000.00	1,024.27	0.13	0.67	Class I	1,000.00	1,023.77	0.23	1.18
					Class A	1,000.00	1,023.77	0.23	1.17
Money Market Fund					Class T	1,000.00	1,024.13	0.16	0.81
Actual
Class I	$1,000.00	$1,000.39	0.18%	$0.91	Tax Exempt Money Market Fund
Class A	1,000.00	1,000.39	0.18	0.90	Actual
Class C	1,000.00	1,000.39	0.18	0.89	Class I	$1,000.00	$1,000.17	0.21%	$1.07
Hypothetical**					Class A	1,000.00	1,000.17	0.22	1.08
Class I	1,000.00	1,024.02	0.18	0.92	Class T	1,000.00	1,000.17	0.21	1.07
Class A	1,000.00	1,024.03	0.18	0.91	Hypothetical**
Class C	1,000.00	1,024.04	0.18	0.90	Class I	1,000.00	1,023.86	0.21	1.08
					Class A	1,000.00	1,023.85	0.22	1.09
Ohio Municipal Money Market Fund					Class T	1,000.00	1,023.86	0.21	1.08
Actual
Class I	$1,000.00	$1,000.23	0.23%	$1.16	Treasury Money Market Fund
Class A	1,000.00	1,000.22	0.22	1.11	Actual
Class T	1,000.00	1,000.23	0.23	1.17	Class I	$1,000.00	$1,000.06	0.10%	$0.52
Hypothetical**					Class A	1,000.00	1,000.06	0.10	0.52
Class I	1,000.00	1,023.77	0.23	1.16	Hypothetical**
Class A	1,000.00	1,023.82	0.22	1.11	Class I	1,000.00	1,024.41	0.10	0.52
Class T	1,000.00	1,023.76	0.23	1.18	Class A	1,000.00	1,024.41	0.10	0.52

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PNC Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy[5] 77	Co-Chairman of the Board and Trustee	February 2010 to June 2, 2011	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary[5] 77	Co-Chairman of the Board Trustee	February 2010 to June 2, 2011 February 1996 to June 2, 2011	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 67	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Counsil, since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
John G. Drosdick 67	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	11 registered investment companies consisting of 36 portfolios	Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.
Richard W. Furst 72	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

10

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dale C. LaPorte 69	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 65	Trustee Chairman of the Audit Committee	Since February 2010 Since June 3, 2011	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 68	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

5Both Messrs. Murphy and Neary retired as Co-Chairmen of the Board and as Trustees effective June 2, 2011.

11

PNC Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 50	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jennifer E. Spratley[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 42	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 39	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 45	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 37	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 43	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 52	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

[6] Mmes. Ferguson, Gage and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

12

PNC Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, and Treasury Money Market Fund, six of the thirty funds constituting the PNC Funds (the “Trust”) as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 28, 2011

13

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31 , unless otherwise indicated

	Government Money Market Fund
	Class I						Class A

	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income†	– *	– *	0.01	0.04		0.05	– *	– *	0.01	0.04		0.05
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *	–	*	– *	– *	–	– *	–	*	– *

Total from Investment Operations	–	–	0.01	0.04		0.05	–	–	0.01	0.04		0.05

Payment from Affiliate†	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–

Dividends from Net Investment Income	– *	– *	(0.01)	(0.04)		(0.05)	– *	– *	(0.01)	(0.04)		(0.05)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	–	–	(0.01)	(0.04)		(0.05)	–	–	(0.01)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.05%	0.07%	1.17%	3.97%		5.01%	0.05%	0.05%	0.98%	3.71%		4.75%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,008,254	$1,600,289	$820,668	$675,860		$464,208	$153,670	$255,430	$329,859	$406,570		$339,913
Ratio of Expenses to Average Net Assets(1)	0.16%	0.20%	0.40%	0.36%		0.37%	0.16%	0.22%	0.59%	0.61%		0.62%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.06%	1.11%	3.73%		4.90%	0.05%	0.05%	0.97%	3.48%		4.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.35%	0.42%	0.41%		0.42%	0.35%	0.52%	0.66%	0.66%		0.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.14)%	(0.09)%	1.09%	3.68%		4.85%	(0.14)%	(0.25)%	0.90%	3.43%		4.60%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See	Notes to Financial Statements.

14

PNC Money Market Funds FINANCIALHIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31 , unless otherwise indicated

	Money Market Fund

	Class I							Class A

	2011	2010	2009		2008		2007	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Net Investment Income†	– *	– *	0.01		0.04		0.05	– *	– *	0.01		0.04		0.05
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	*	–	*	– *	– *	– *	–	*	–	*	– *

Total from Investment Operations	–	–	0.01		0.04		0.05	–	–	0.01		0.04		0.05

Payment from Affiliate†	–	–	–	*(2)	–	*(3)	–	–	–	–	*(2)	–	*(3)	–

Dividends from Net Investment Income	– *	– *	(0.01)		(0.04)		(0.05)	– *	– *	(0.01)		(0.04)		(0.05)
Distributions from Net Realized Capital Gains	–	–	–		–		–	–	–	–		–		–

Total Distributions	–	–	(0.01)		(0.04)		(0.05)	–	–	(0.01)		(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.06%	0.07%	1.26%		4.23%		5.09%	0.06%	0.05%	1.08%		3.97%		4.82%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,481,871	$1,732,447	$1,949,721		$2,530,902		$2,400,557	$457,216	$526,326	$599,885		$885,276		$902,964
Ratio of Expenses to Average Net Assets(1)	0.21%	0.24%	0.40%		0.36%		0.37%	0.21%	0.25%	0.58%		0.61%		0.62%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.07%	1.34%		4.11%		4.98%	0.05%	0.05%	1.20%		3.86%		4.73%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.36%	0.42%		0.41%		0.42%	0.34%	0.51%	0.67%		0.66%		0.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.08)%	(0.05)%	1.32%		4.06%		4.93%	(0.08)%	(0.21)%	1.11%		3.81%		4.68%

	Money Market Fund

	Class C

	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00

Net Investment Income†	– *	– *	0.01		0.03		0.04
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	*	–	*	– *

Total from Investment Operations	–	–	0.01		0.03		0.04

Payment from Affiliate†	–	–	–	*(2)	–	*(3)	–

Dividends from Net Investment Income	– *	– *	(0.01)		(0.03)		(0.04)
Distributions from Net Realized Capital Gains	–	–	–		–		–

Total Distributions	–	–	(0.01)		(0.03)		(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.06%	0.06%	0.70%		3.22%		4.07%
Ratios/Supplemental Data
Net Assets End of Period (000)	$130	$173	$189		$108		$107
Ratio of Expenses to Average Net Assets(1)	0.21%	0.25%	0.93%		1.35%		1.35%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.06%	0.72%		3.12%		4.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	1.27%	1.39%		1.40%		1.40%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.08)%	(0.96)%	0.26%		3.07%		3.95%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)

Capital infusions in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, Class A and Class C for the year May 31, 2009 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements. (3) As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

15

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Ohio Municipal Money Market Fund

	Class I						Class A

	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income†	– *	– *	0.01	0.03		0.03	– *	– *	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	– *	–	–	–		–	– *	–	–	–		–

Total from Investment Operations	–	–	0.01	0.03		0.03	–	–	0.01	0.03		0.03

Payment from Affiliate†	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–

Dividends from Net Investment Income	– *	– *	(0.01)	(0.03)		(0.03)	– *	– *	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	–	–	(0.01)	(0.03)		(0.03)	–	–	(0.01)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.07%	0.16%	1.23%	3.01%		3.40%	0.07%	0.10%	1.04%	2.75%		3.15%

Ratios/Supplemental Data
Net Assets End of Period (000)	$209,659	$283,284	$386,658	$361,184		$293,090	$2,948	$14,807	$73,265	$113,432		$90,158
Ratio of Expenses to Average Net Assets(1)	0.25%	0.26%	0.31%	0.27%		0.27%	0.26%	0.32%	0.50%	0.52%		0.52%
Ratio of Net Investment Income to Average Net Assets	0.06%	0.16%	1.21%	2.92%		3.35%	0.08%	0.11%	1.08%	2.67%		3.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.31%	0.36%	0.32%		0.32%	0.31%	0.53%	0.60%	0.57%		0.57%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.01%	0.11%	1.16%	2.87%		3.30%	0.03%	0.10%	0.98%	2.62%		3.05%

	Ohio Municipal Money Market Fund

		Class T

	2011	2010(3)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00

Net Investment Income†	– *	– *
Realized and Unrealized Gain (Loss) on Investments	– *	–

Total from Investment Operations	–	–

Payment from Affiliate†	–	–

Dividends from Net Investment Income	– *	– *
Distributions from Net Realized Capital Gains	–	–

Total Distributions	–	–

Net Asset Value, End of Period	$ 1.00	$ 1.00

Total Return	0.07%	0.01%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,178	$ 148
Ratio of Expenses to Average Net Assets(1)	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.06%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.42%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.00%	(0.07)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See	Notes to Financial Statements.

16

	Pennsylvania Tax Exempt Market Fund

	Class I							Class A

	2011		2010	2009	2008		2007	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Net Investment Income†	–	*	– *	0.01	0.03		0.03	–	*	– *	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	–		–	–	–		–	–		–	–	–		–

Total from Investment Operations	–		–	0.01	0.03		0.03	–		–	0.01	0.03		0.03

Payment from Affiliate†	–	*(2)	–	–	–	*(3)	–	–	*(2)	–	–	–	*(3)	–

Dividends from Net Investment Income	–	*	– *	(0.01)	(0.03)		(0.03)	–	*	– *	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–		–	–	–		–	–		–	–	–		–

Total Distributions	–		–	(0.01)	(0.03)		(0.03)	–		–	(0.01)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return	0.04%		0.07%	1.15%	2.93%		3.40%	0.04%		0.06%	0.96%	2.67%		3.14%

Ratios/Supplemental Data
Net Assets End of Period (000)	$70,022		$80,842	$141,289	$143,143		$102,098	$10,372		$12,697	$42,519	$73,920		$59,534
Ratio of Expenses to Average Net Assets(1)	0.19%		0.27%	0.32%	0.27%		0.28%	0.19%		0.29%	0.52%	0.52%		0.53%
Ratio of Net Investment Income to Average Net Assets	0.04%		0.07%	1.13%	2.80%		3.35%	0.04%		0.05%	1.11%	2.55%		3.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%		0.33%	0.37%	0.32%		0.33%	0.34%		0.54%	0.62%	0.57%		0.58%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.11)%		0.01%	1.08%	2.75%		3.30%	(0.11)%		(0.20)%	1.01%	2.50%		3.05%

	Pennsylvania Tax Exempt Market Fund

			Class T

	2011(4)
Net Asset Value, Beginning of Period	$1.00

Net Investment Income†	–	*
Realized and Unrealized Gain (Loss) on Investments	–

Total from Investment Operations	–

Payment from Affiliate†	–	*(2)

Dividends from Net Investment Income	–	*
Distributions from Net Realized Capital Gains	–

Total Distributions	–

Net Asset Value, End of Period	$1.00

Total Return	0.02%

Ratios/Supplemental Data
Net Assets End of Period (000)	$326
Ratio of Expenses to Average Net Assets(1)	0.17%
Ratio of Net Investment Income to Average Net Assets	0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.08)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)

A Capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class I, Class A and Class T for the period ended May 31, 2011 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)

Commencement of operations of the Class T Shares for the Pennsylvania Tax Exempt Money Market Fund was October 1, 2009. Class T Shares were first sold (excluding seed capital) on November 22, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

17

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Tax Exempt Money Market Fund

	Class I						Class A

	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income†	– *	– *	0.01	0.03		0.03	– *	– *	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	–		– *	– *	– *	–	–		– *

Total from Investment Operations	–	–	0.01	0.03		0.03	–	–	0.01	0.03		0.03

Payment from Affiliate†	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–

Dividends from Net Investment Income	– *	– *	(0.01)	(0.03)		(0.03)	– *	– *	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–	–	–	–		–	–	–	–	–		–

Total Distributions	–	–	(0.01)	(0.03)		(0.03)	–	–	(0.01)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.04%	0.11%	1.20%	2.98%		3.40%	0.04%	0.09%	1.01%	2.72%		3.15%

Ratios/Supplemental Data
Net Assets End of Period (000)	$539,656	$657,732	$838,738	$784,504		$546,126	$32,775	$69,132	$189,949	$174,190		$201,946
Ratio of Expenses to Average Net Assets(1)	0.23%	0.23%	0.31%	0.26%		0.27%	0.23%	0.26%	0.50%	0.51%		0.52%
Ratio of Net Investment Income to Average Net Assets	0.03%	0.11%	1.17%	2.89%		3.36%	0.03%	0.09%	0.97%	2.64%		3.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.31%	0.36%	0.31%		0.32%	0.30%	0.51%	0.60%	0.56%		0.57%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.04)%	0.03%	1.12%	2.84%		3.31%	(0.04)%	(0.16)%	0.87%	2.59%		3.06%

	Tax Exempt Money Market Fund

	Class T

	2011(3)
Net Asset Value, Beginning of Period	$1.00

Net Investment Income†	– *
Realized and Unrealized Gain (Loss) on Investments	– *

Total from Investment Operations	–

Payment from Affiliate†	–

Dividends from Net Investment Income	– *
Distributions from Net Realized Capital Gains	–

Total Distributions	–

Net Asset Value, End of Period	$1.00

Total Return	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$2,808
Ratio of Expenses to Average Net Assets(1)	0.22%
Ratio of Net Investment Income to Average Net Assets	0.03%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.05)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)

Commencement of operations of the Class T Shares for the Tax Exempt Money Market Fund was October 1, 2009. Class T Shares were first sold (excluding seed capital) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

18

	Treasury Money Market Fund

	Class I							Class A

	2011		2010	2009	2008		2007	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Net Investment Income†	–	*	– *	0.01	0.03		0.05	–	*	– *	–	0.02		0.04
Realized and Unrealized Gain (Loss) on Investments	–	*	– *	– *	–	*	– *	–	*	– *	– *	0.01		– *

Total from Investment Operations	–		–	0.01	0.03		0.05	–		–	–	0.03		0.04

Payment from Affiliate†	–	*(2)	–	–	–	*(1)	–	–	*(2)	–	–	–	*(1)	–

Dividends from Net Investment Income	–	*	– *	(0.01)	(0.03)		(0.05)	–	*	– *	–	(0.03)		(0.04)
Distributions from Net Realized Capital Gains	–		–	–	–		–	–		–	–	–		–

Total Distributions	–		–	(0.01)	(0.03)		(0.05)	–		–	–	(0.03)		(0.04)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return	0.01%		0.02%	0.53%	3.05%		4.69%	0.01%		0.02%	0.40%	2.79%		4.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$260,447		$286,756	$323,676	$419,907		$171,646	$93,457		$94,755	$191,117	$81,033		$7,896
Ratio of Expenses to Average Net Assets	0.12%		0.12%	0.34%	0.37%		0.39%	0.12%		0.13%	0.46%	0.62%		0.64%
Ratio of Net Investment Income to Average Net Assets	0.01%		0.01%	0.49%	2.69%		4.59%	0.01%		0.01%	0.29%	2.44%		4.34%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%		0.35%	0.38%	0.42%		0.44%	0.35%		0.52%	0.63%	0.67%		0.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.22)%		(0.22)%	0.45%	2.64%		4.54%	(0.22)%		(0.38)%	0.12%	2.39%		4.29%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

A Capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class I and Class A for the year ended May 31, 2011 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

19

PNC Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.8%
Federal Farm Credit Bank — 6.4%
Federal Farm Credit Bank (DN)
0.110%, 12/23/11	$10,000	$9,994
Federal Farm Credit Bank (FRN)
0.400%, 06/01/11	7,000	7,000
0.256%, 06/08/11	10,480	10,480
0.245%, 06/22/11	2,000	2,000
0.156%, 08/23/11	10,000	10,000
0.238%, 09/15/11	10,000	10,001
0.200%, 06/04/12	10,000	10,000
0.127%, 06/19/12	15,000	15,000

		74,475
Federal Home Loan Bank — 14.7%
Federal Home Loan Bank
0.330%, 09/01/11	5,000	5,002
4.875%, 11/18/11	5,350	5,466
0.750%, 11/21/11	12,000	12,031
1.125%, 12/09/11	8,865	8,905
1.000%, 12/28/11	5,000	5,023
Federal Home Loan Bank (DN)
0.130%, 06/29/11	36,820	36,816
0.230%, 10/28/11	10,900	10,890
0.300%, 11/23/11	10,000	9,997
Federal Home Loan Bank (FRN)
0.250%, 06/07/11	10,000	10,000
0.220%, 07/07/11	7,000	7,000
0.280%, 10/20/11	11,000	11,000
0.290%, 12/16/11	20,000	20,000
0.200%, 01/19/12	15,000	15,001
0.200%, 01/24/12	14,000	14,000

		171,131
Federal Home Loan Mortgage Corporation — 12.9%
Federal Home Loan Mortgage Corporation
1.125%, 06/01/11	3,200	3,200
2.125%, 03/23/12	12,000	12,182
Federal Home Loan Mortgage Corporation (DN)
0.205%, 06/06/11	15,000	15,000
0.170%, 07/25/11	20,000	19,995
0.160%, 10/05/11	10,000	9,994
0.260%, 10/18/11	10,000	9,990
0.230%, 12/01/11	15,000	14,982
Federal Home Loan Mortgage Corporation (FRN)
0.122%, 01/11/12	16,000	15,995
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.157%, 09/19/11	9,860	9,861
0.163%, 09/26/11	34,810	34,810
0.240%, 11/07/11	3,850	3,851

		149,860
Federal National Mortgage Association — 18.8%
Federal National Mortgage Association (DN)
0.130%, 06/15/11	39,427	39,425
0.210%, 07/05/11	9,200	9,198
0.140%, 07/12/11	35,000	34,995
0.150%, 08/08/11	14,100	14,096
0.170%, 08/31/11	24,000	23,990
0.110%, 09/06/11	10,000	9,997
0.245%, 09/12/11	25,000	24,983
0.260%, 09/26/11	14,000	13,988
0.160%, 10/05/11	10,000	9,994

	Par (000)	Value (000)
0.130%, 12/19/11	$15,000	$14,989
Federal National Mortgage Association (FRN)
0.092%, 07/27/11	5,000	5,000
0.112%, 08/11/11	17,783	17,781

		218,436
Total U.S. Government Agency Obligations (Cost $613,902)		613,902
U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bills† — 2.9%
0.110%, 06/02/11	15,000	15,000
0.280%, 12/15/11	10,000	9,985
0.230%, 02/09/12	8,000	7,987

		32,972
U.S. Treasury Notes — 1.9%
1.125%, 12/15/11	10,000	10,046
1.000%, 03/31/12	12,000	12,070

		22,116
Total U.S. Treasury Obligations (Cost $55,088)		55,088

	Number of Shares
MONEY MARKET FUNDS — 4.2%
AIM Government & Agency Portfolio	48,879,175	48,879
Total Money Market Funds (Cost $48,879)		48,879
AFFILIATED MONEY MARKET FUND — 1.3%
PNC Advantage Institutional Government Money
Market Fund, Institutional Class††	15,002,006	15,002
Total Affiliated Money Market Fund (Cost $15,002)		15,002

	Par (000)
REPURCHASE AGREEMENTS — 37.4%
Deutsche Bank Securities
0.130% (dated 05/31/11, due 06/01/11, repurchase price $67,000,242, collateralized by Government National Mortgage Association Bond, 4.000%, due 01/15/41, total value $68,340,001)	$67,000	67,000
Goldman Sachs
0.130% (dated 05/31/11, due 06/01/11, repurchase price $76,000,274, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bond, 4.000% to 5.000%, due 09/01/40 to 12/01/40, total value $77,520,000)	76,000	76,000

See Notes to Financial Statements.

20

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Goldman Sachs (TLGP)
0.140% (dated 05/31/11, due 06/01/11, repurchase price $76,000,296, collateralized by Citigroup and Morgan Stanley Bonds, 1.950% to 2.125%, due 04/30/12 to 06/20/12, total value $77,520,000)	$76,000	$76,000
Merrill Lynch
0.130% (dated 05/31/11, due 06/01/11, repurchase price $51,000,184, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bond, 4.000% to 5.000%, due 12/01/40 to 04/01/41, total value $52,020,000)	51,000	51,000
RBS Securities, Inc.
0.130% (dated 05/31/11, due 06/01/11, repurchase price $87,000,314, collateralized by JPMorgan Chase (FDIC), Wells Fargo (FDIC), Regions Bank (FDIC) (TLGP), American Express Bank (FDIC), PNC Funding (FDIC), GE Capital (FDIC), Bank of America (FDIC), Goldman Sachs Group (FDIC), Citibank NA (FDIC),Morgan Stanely (FDIC) (TLGP), GMAC LLC (FDIC), State Street Bank & Trust (FDIC), Citigroup Funding (FDIC), State Street (FDIC), John Deere (FDIC), GMAC (FDIC), 0.218% to 3.250%, due 06/03/11 to 12/26/12, total value $88,740,700)	87,000	87,000
UBS Securities LLC
0.130% (dated 05/31/11, due 06/01/11, repurchase price $78,000,282, collateralized by Federal National Mortgage Association Bonds, Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Variable Rate Notes, 2.647% to 16.000%, due 09/01/11 to 05/01/41, total value $79,560,288)	78,000	78,000
Total Repurchase Agreements (Cost $435,000)		435,000
TOTAL INVESTMENTS — 100.5%
(Cost $1,167,871)*		1,167,871
Other Assets & Liabilities – (0.5)%		(5,947)
TOTAL NET ASSETS — 100.0%		$1,161,924

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 38.

See Notes to Financial Statements.

21

PNC Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$15,002	$–	$–	$15,002
Money Market Fund	48,879	–	–	48,879
Repurchase Agreements	–	435,000	–	435,000
U.S. Government Agency Obligations	–	613,902	–	613,902
U.S. Treasury Obligations	–	55,088	–	55,088

Total Assets – Investments in Securities	$63,881	$1,103,990	$–	$1,167,871

See Notes to Financial Statements.

22

PNC Money Market Fund

SCHEDULE OF INVESTMENTS

May 31 , 2011

	Par	Value
	(000)	(000)
ASSET BACKED SECURITY — 0.2%
Automotive — 0.2%
Hyundai Auto Receivables Trust,
Series 2011-B, Cl A1
0.248%, 05/15/12	$3,500	$3,500
Total Asset Backed Security (Cost $3,500)		3,500
BANK NOTE — 1.9%
Banks — 1.9%
Goldman Sachs Promissory Note
0.270%, 08/03/11 (A)	36,000	36,000
Total Bank Note (Cost $36,000)		36,000
CERTIFICATES OF DEPOSIT — 7.9%
Euro — 0.5%
National Australia Bank NY
0.425%, 06/06/11	10,000	10,000

Yankee — 7.4%
Bank of Montreal CHI
0.150%, 06/02/11	7,000	7,000
Bank of Nova Scotia NY
0.210%, 07/11/11	10,000	10,000
Canadian Imperial Bank NY
0.350%, 06/10/11	7,000	7,000
Commonwealth Bank of Australia NY
0.300%, 08/19/11	15,000	15,000
Deutsche Bank NY
0.210%, 07/25/11	15,000	15,000
0.200%, 08/04/11	10,000	10,000
Nordea Bank Finland NY
0.250%, 06/14/11	10,000	10,000
0.270%, 07/18/11	8,000	8,000
Svenska Handelsbanken NY
0.275%, 06/07/11	3,900	3,900
0.270%, 06/27/11	10,000	10,001
0.240%, 07/06/11	8,000	8,001
0.210%, 07/13/11	17,500	17,500
Toronto Dominion Bank NY
0.245%, 06/15/11	21,000	21,001

		142,403
Total Certificates of Deposit (Cost $152,403)		152,403
ASSET BACKED COMMERCIAL PAPER† — 15.3%
Financial Services — 15.3%
Alpine Securitization
0.140%, 06/17/11	19,000	18,999
Barton Capital
0.140%, 06/06/11	19,000	19,000
Fairway Finance LLC
0.180%, 06/17/11	8,000	7,999
0.160%, 07/14/11	11,000	10,998
0.160%, 07/18/11	12,809	12,806
Falcon Asset Securitization LLC
0.130%, 06/13/11	5,500	5,500
0.130%, 06/15/11	12,500	12,499
0.160%, 07/19/11	22,000	21,995
FCAR Owner Trust
0.180%, 06/02/11	15,000	15,000
Liberty Street Funding LLC
0.140%, 06/20/11	20,000	19,999

	Par	Value
	(000)	(000)

Old Line Funding LLC
0.130%, 06/20/11	$38,000	$37,997
Sheffield Receivables
0.140%, 06/28/11	10,000	9,999
0.160%, 07/22/11	7,500	7,498
Starbird Funding
0.120%, 06/01/11	21,000	21,000
0.140%, 06/20/11	12,000	11,999
Straight-A Funding LLC
0.190%, 07/11/11	16,850	16,847
0.190%, 07/19/11	7,935	7,933
Variable Funding Capital LLC
0.130%, 06/15/11	10,000	10,000
0.170%, 06/20/11	18,000	17,998
0.150%, 07/18/11	10,500	10,498
Total Asset Backed Commercial Paper (Cost $296,564)		296,564

COMMERCIAL PAPER† — 30.8%
Banks — 20.9%
Bank of America BA
0.180%, 06/03/11	8,455	8,455
Bank of Nova Scotia
0.250%, 06/13/11	16,000	15,999
0.130%, 07/22/11	9,000	8,998
Barclays US Funding
0.250%, 06/01/11	12,000	12,000
0.250%, 06/24/11	19,000	18,997
0.220%, 08/10/11	6,000	5,997
BNP Paribas Finance
0.170%, 07/12/11	25,000	24,995
Canadian Imperial Bank
0.160%, 08/24/11	9,000	8,997
Commonwealth Bank of Australia
0.250%, 06/20/11	7,500	7,499
Credit Suisse
0.180%, 06/27/11	18,000	17,998
0.170%, 07/19/11	20,000	19,995
DnB NOR ASA
0.250%, 07/18/11	19,000	18,994
0.265%, 10/11/11	18,000	17,983
HSBC USA
0.170%, 06/10/11	10,000	10,000
0.190%, 08/02/11	9,000	8,997
0.170%, 08/23/11	19,000	18,993
JPMorgan Chase
0.230%, 06/28/11	2,900	2,899
0.230%, 07/22/11	4,100	4,099
National Australia Funding Delaware
0.225%, 07/01/11	26,000	25,995
Nordea North America
0.170%, 06/13/11	10,000	9,999
0.240%, 06/17/11	10,000	9,999
Rabobank USA Financial
0.290%, 06/03/11	8,000	8,000
0.235%, 06/13/11	20,000	19,998
0.240%, 11/21/11	12,000	11,986
Royal Bank of Canada
0.300%, 09/07/11	10,000	9,992
Societe Generale North America
0.198%, 06/21/11	35,000	34,996

See Notes to Financial Statements.

23

PNC Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Banks — continued
Toronto Dominion Holdings USA
0.190%, 07/20/11	$15,200	$15,196
Westpac Banking Corp.
0.200%, 08/25/11	8,000	7,996
0.230%, 10/06/11	20,000	19,984

		406,036

Consumer Staples — 0.5%
Procter & Gamble
0.190%, 06/03/11	10,000	10,000

Financial Services — 3.8%
American Honda Finance
0.190%, 06/21/11	15,000	14,998
0.250%, 07/18/11	18,500	18,494
Toyota Motor Credit
0.210%, 07/18/11	6,000	5,998
0.240%, 07/26/11	8,000	7,997
0.150%, 07/28/11	500	500
0.210%, 08/08/11	9,000	8,996
0.190%, 08/29/11	16,000	15,993

		72,976

Food, Beverage & Tobacco — 1.0%
Coca-Cola
0.220%, 06/16/11	8,000	7,999
0.230%, 06/16/11	11,200	11,199

		19,198

Healthcare — 1.9%
Catholic Health Initiatives
0.320%, 06/01/11	20,000	20,000
0.300%, 06/01/11	11,250	11,250
0.270%, 07/21/11	6,000	6,000

		37,250

Insurance — 0.5%
New York Life Capital
0.160%, 07/01/11	10,000	9,999

Sovereign Agency — 2.2%
European Investment Bank (United Kingdom)
0.240%, 06/24/11	10,500	10,498
0.250%, 06/29/11	25,100	25,095
Kreditanstalt Fur Wiederaufbau International Finance (Germany)
0.150%, 08/24/11	7,250	7,248

		42,841
Total Commercial Paper (Cost $598,300)		598,300
CORPORATE BONDS — 2.1%
Banks — 1.3%
Wells Fargo (FRN) (MTN)
0.961%, 08/29/11	17,000	17,029
Westpac Banking Corp. (FRN)
0.293%, 07/29/11 144A	9,000	9,000

		26,029

	Par (000)	Value (000)

Financial Services — 0.8%
General Electric Capital (FRN) (MTN)
0.331%, 08/15/11	$15,000	$15,002
Total Corporate Bonds (Cost $41,031)		41,031
FUNDING AGREEMENT — 1.1%
New York Life Funding Agreement (FRN)
0.345%, 06/02/11 (A)	22,000	22,000
Total Funding Agreement (Cost $22,000)		22,000
MUNICIPAL SECURITIES — 16.3%
Connecticut — 1.7%
Connecticut Health & Educational Facility Authority, Yale University (RB) Series U (VRDN)
0.120%, 06/07/11	32,540	32,540

Massachusetts — 0.5%
Massachusetts Health & Educational Facilities Authority, Harvard University (RB) Series Y (VRDN)
0.100%, 06/07/11	9,030	9,030

Michigan — 0.5%
University of Michigan (TECP)
0.170%, 07/06/11	9,500	9,500

Mississippi — 1.4%
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series C (VRDN)
0.150%, 06/07/11	9,000	9,000
0.090%, 06/01/11	9,180	9,180
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series E (VRDN)
0.100%, 06/01/11	9,600	9,600

		27,780

North Carolina — 1.7%
University of North Carolina at Chapel Hill (RB)
Series C (VRDN)
0.260%, 06/07/11	18,585	18,585
University of North Carolina at
Chapel Hill (TECP)
0.200%, 06/21/11	15,650	15,650

		34,235

Ohio — 2.9%
Ohio State Common Schools (GO)
Series A (VRDN)
0.150%, 06/07/11	23,680	23,680
Ohio State Common Schools (GO)
Series B (VRDN)
0.150%, 06/07/11	5,360	5,360
Ohio State University General Receipts (RB)
Series B (VRDN)
0.160%, 06/07/11	19,380	19,380
0.150%, 06/07/11	8,000	8,000

		56,420

See Notes to Financial Statements.

24

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Rhode Island — 1.8%
Rhode Island Health & Educational Building, Brown University (RB) Series B (VRDN)
0.150%, 06/07/11	$14,860	14,860
0.110%, 06/07/11	20,000	20,000

		34,860
Texas — 4.2%
Lower Neches Valley Authority Industrial Development, ExxonMobil Project (RB) Series A (VRDN) 0.090%, 06/01/11	30,300	30,300
Red River Education Financing Corporation, Texas Chrisitan University Project (RB) (VRDN)
0.150%, 06/07/11	9,600	9,600
Red River Education Financing Corporation, Texas Christian University Project (RB) (VRDN)
0.180%, 06/07/11	16,000	16,000
University of Texas System (RB) Series B (VRDN)
0.130%, 06/07/11	15,000	15,000
University of Texas System (TECP)
0.150%, 06/20/11	10,000	10,000

		80,900
Virginia — 1.2%
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series B (VRDN)
0.140%, 06/07/11	10,800	10,800
University of Virginia (TECP)
0.250%, 06/08/11	12,200	12,200

		23,000
Wyoming — 0.4%
Uinta County, Chevron USA Inc. Project (RB) (VRDN)
0.090%, 06/01/11	7,500	7,500
Total Municipal Securities
(Cost $315,765)		315,765
U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%
Federal Farm Credit Bank — 1.0%
Federal Farm Credit Bank (FRN)
0.400%, 06/01/11	8,750	8,750
0.157%, 08/23/11	10,000	10,000

		18,750
Federal Home Loan Bank — 2.3%
Federal Home Loan Bank (FRN)
0.280%, 10/20/11	20,000	20,000
0.290%, 12/16/11	25,000	25,000

		45,000
Federal Home Loan Mortgage Corporation — 1.5%
Federal Home Loan Mortgage Corporation (DN)
0.270%, 06/21/11	20,000	19,997
0.240%, 08/29/11	8,000	7,995

		27,992

	Par (000)	Value (000)
Federal National Mortgage Association — 1.0%
Federal National Mortgage Association (DN)
0.280%, 07/01/11	$20,000	$19,995
Total U.S. Government Agency Obligations
(Cost $111,737)		111,737
U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bill† — 3.1%
0.280%, 12/15/11	60,000	59,909
U.S. Treasury Notes — 3.2%
1.125%, 12/15/11	15,000	15,069
1.000%, 12/31/11	15,000	15,061
1.000%, 03/31/12	18,000	18,105
0.750%, 11/30/11	15,000	15,036

Total U.S. Treasury Obligations
(Cost $123,180)		123,180

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.6%
PNC Advantage Institutional Money Market Fund, Institutional Class††	50,536,988	50,537
Total Affiliated Money Market Fund
(Cost $50,537)		50,537

	Par (000)
REPURCHASE AGREEMENTS — 9.9%
Deutsche Bank Securities 0.130% (dated 05/31/11, due 06/01/11,repurchase price $32,000,116, collateralized by Government National Mortgage Association Bond, 4.000%, due 01/15/41, total value $32,640,001)	$32,000	32,000
Goldman Sachs 0.130% (dated 05/31/11, due 06/01/11,repurchase price $34,000,123, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 4.500% to 6.000%, due 10/01/19 to 04/01/41, total value $34,680,000)	34,000	34,000
Goldman Sachs (TLGP) 0.140% (dated 05/31/11, due 06/01/11,repurchase price $34,000,132, collateralized by General Electric Capital (FDIC), 2.625%, due 12/28/12, total value $34,680,000)	34,000	34,000
Merrill Lynch 0.130% (dated 05/31/11, due 06/01/11,repurchase price $26,000,094, collateralized by Federal National Mortgage Association Bonds, 4.000% to 4.500%, due 06/01/24 to 05/01/31,total value $26,520,000)	26,000	26,000

See Notes to Financial Statements.

25

PNC Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
RBS Securities, Inc. 0.130% (dated 05/31/11, due 06/01/11, repurchase price $43,000,155, collateralized by American Express Bank (FDIC), General Electric Capital (FDIC), Citibank NA and Citigroup, Inc., 1.875% to 3.150%, due 12/09/11 to 12/28/12, total value $43,860,595)	$43,000	$43,000
UBS Securities LLC 0.130% (dated 05/31/11, due 06/01/11, repurchase price $24,000,087, collateralized by Federal National Mortgage Association Bonds and Federal Home Loan Mortgage Corporation Bonds, 3.500% to 7.000%, due 03/01/14 to 05/01/41, total value $24,480,001)	24,000	24,000

Total Repurchase Agreements
(Cost $193,000)		193,000
TOTAL INVESTMENTS — 100.2%
(Cost $1,944,017)*		1,944,017
Other Assets & Liabilities – (0.2)%		(4,800)
TOTAL NET ASSETS — 100.0%		$1,939,217

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† See Note 3 in Notes to Financial Statements.

(A)	Illiquid Security. Total value of illiquid securities is $58,000 (000) and represents 3.0% of net assets as of May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $9,000 (000) and represents 0.5% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 38.

See Notes to Financial Statements.

26

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$50,537	$–	$–	$50,537
Asset Backed Commerical Paper	–	296,564	–	296,564
Asset Backed Security	–	3,500	–	3,500
Bank Note	–	36,000	–	36,000
Certificates of Deposit	–	152,403	–	152,403
Commerical Paper	–	598,300	–	598,300
Corporate Bonds		41,031		41,031
Funding Agreement	–	22,000	–	22,000
Municipal Securities	–	315,765	–	315,765
Repurchase Agreements	–	193,000	–	193,000
U.S. Government Agency Obligations	–	111,737	–	111,737
U.S. Treasury Obligations	–	123,180	–	123,180

Total Assets – Investments in Securities	$50,537	$1,893,480	$–	$1,944,017

See Notes to Financial Statements.

27

PNC Ohio Municipal Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 100.2%
Ohio — 100.2%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series A
(LOC - Bank of America) (VRDN)
0.140%, 06/01/11	$14,990	$14,990
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series B
(LOC - JP Morgan Chase) (VRDN)
0.110%, 06/01/11	12,500	12,500
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series C
(LOC - Bank of Nova Scotia) (VRDN)
0.100%, 06/01/11	20,000	20,000
Cleveland Airport Systems (RB) Series D
(LOC - PNC Bank NA) (VRDN)
0.190%, 06/07/11	3,400	3,400
Cleveland-Cuyahoga County Port Authority,
Cleveland Museum of Art Project (RB)
Series D (VRDN)
0.170%, 06/07/11	6,300	6,300
Columbus (GO) Series 1 (VRDN)
0.150%, 06/07/11	580	580
Columbus City School District (BAN) (GO)
2.000%, 12/01/11	4,670	4,706
Cuyahoga Falls (BAN) (GO)
1.250%, 12/08/11	3,380	3,388
Dublin School District (BAN) (GO)
1.000%, 12/08/11	1,825	1,830
Fairfield (BAN) (GO)
1.250%, 08/25/11	1,700	1,702
Fairfield Township (BAN) (GO)
1.625%, 06/08/11	3,000	3,000
Fairfield Township (BAN) (GO) (DD)
1.625%, 06/07/12	2,000	2,017
Franklin County (GO)
5.000%, 12/01/11	1,000	1,023
Franklin County Hospital Improvement,
Nationwide Children’s Hospital Project
(RB) Series B (VRDN)
0.180%, 06/07/11	8,500	8,500
Franklin County, Holy Cross Health Systems
(RB) (VRDN)
0.140%, 06/07/11	8,500	8,500
Franklin County, Ohio Health Project (RB)
Series B (VRDN)
0.150%, 06/07/11	8,600	8,600
Lake County (BAN) (GO)
1.000%, 08/04/11	1,450	1,451
Logan County (BAN) (GO)
1.500%, 11/09/11	3,400	3,407
Mason (BAN) (GO)
1.500%, 06/29/11	2,500	2,502
Mason City School District (BAN) (GO)
2.000%, 02/01/12	2,600	2,626
Montgomery County, Catholic Health Initiatives
(RB) Series B-1 (VRDN)
0.160%, 06/07/11	10,000	10,000
Montgomery County, Miami Valley Hospital
(RB) Series B (VRDN)
0.100%, 06/01/11	6,000	6,000
0.110%, 06/01/11	3,000	3,000

	Par (000)	Value (000)

Ohio State (GO) Series A (VRDN)
0.140%, 06/07/11	$3,100	$3,100
Ohio State (GO) Series B (VRDN)
0.140%, 06/07/11	1,050	1,050
0.150%, 06/07/11	3,000	3,000
Ohio State (GO) Series C (VRDN)
0.160%, 06/07/11	2,065	2,065
Ohio State Higher Educational Facility
Commission (TECP) Series B-5 (VRDO)
0.330%, 09/13/11	5,000	5,000
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
2002 Project (RB) Series A (VRDN)
0.150%, 06/01/11	7,000	7,000
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
Obligated Group (RB) Series B-4 (VRDN)
0.100%, 06/01/11	7,500	7,500
Ohio State Higher Educational Facility
Commission, Denison University Project,
Prerefunded 11/01/11 @ 101 (RB)
5.125%, 11/01/11	3,000	3,090
Ohio State Higher Educational Facility
Commission, Marietta College 2007 Project
(RB) (LOC - JP Morgan Chase Bank) (VRDN)
0.190%, 06/07/11	5,120	5,120
Ohio State Higher Educational Facility
Commission, Oberlin College 2008 Project
(RB) (VRDN)
0.160%, 06/07/11	3,800	3,800
Ohio State Higher Educational Facility
Commission, Xavier University 2000 Project
(RB) (LOC - U.S. Bank) (VRDN)
0.150%, 06/07/11	5,120	5,120
Ohio State Higher Educational Facility
Commission, Xavier University 2008 Project
(RB) Series A (LOC - U.S. Bank) (VRDN)
0.160%, 06/07/11	4,800	4,800
Ohio State University (RB) (VRDN)
0.120%, 06/07/11	5,500	5,500
Ohio State University (RB) Series E (VRDN)
0.120%, 06/07/11	5,000	5,000
Ohio State Water Development Authority,
FirstEnergy Nuclear Generation Project (RB)
Series B (LOC-Well Fargo Bank) (VRDN)
0.140%, 06/01/11	12,095	12,095
Ohio State Water Development Authority, Water
Quality Project (RB)
5.000%, 12/01/11	3,500	3,581
Ohio State Water Development Authority, Water
Quality Project (RB) Series A
3.000%, 12/01/11	1,000	1,013
Pickerington (BAN) (GO)
1.250%, 02/02/12	6,284	6,313
Stow (BAN) (GO)
1.500%, 05 /05/12	2,000	2,017

Total Municipal Securities (Cost $216,186)		216,186

See Notes to Financial Statements.

28

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.6%
BlackRock Ohio Municipal Money Market Portfolio†##	1,283,238	$1,283
Total Affiliated Money Market Fund (Cost $1,283)		1,283
TOTAL INVESTMENTS — 100.8%
(Cost $217,469)*		217,469
Other Assets & Liabilities – (0.8)%		(1,684)
TOTAL NET ASSETS — 100.0%		$215,785

*	Also cost for Federal income tax purposes.

† See Note 3 in Notes to Financial Statements.

##	All or a portion of the security was held as collateral for when-issued securities or delayed-delivery transactions.

Please see Investment Abbreviations and Definitions on Page 38.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$1,283	$–	$–	$1,283
Municipal Securities	–	216,186	–	216,186

Total Assets – Investments in Securities	$1,283	$216,186	$–	$217,469

See Notes to Financial Statements.

29

PNC Pennsylvania Tax Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.2%
Pennsylvania — 99.2%
Beaver County Industrial Development Authority
Pollution Control, FirstEnergy Generation
Project (RB) Series A (LOC - Bank of Nova
Scotia) (VRDN)
0.160%, 06/07/11	$1,500	$1,500
Beaver County Industrial Development Authority
Pollution Control, FirstEnergy Nuclear
Generation Project (RB) Series A (LOC - Bank of Nova Scotia) (VRDN)
0.140%, 06/07/11	2,000	2,000
Bucks County Industrial Development Authority,
Grand View Hospital (RB) Series A (LOC - TD
Bank) (VRDN)
0.110%, 06/07/11	1,000	1,000
Commonwealth of Pennsylvania (GO) Second
Series (NATL-RE)
5.000%, 07/01/11	3,000	3,012
Delaware County Industrial Development
Authority, Resource Recovery Facilities (RB)
Series G (VRDN)
0.180%, 06/07/11	2,500	2,500
Delaware County Industrial Development
Authority, United Parcel Service Project (RB)
(VRDN)
0.110%, 06/01/11	3,200	3,200
Delaware Valley Regioinal Financial Authority
(RB) Series A (LOC - Bayerische Landesbank)
(VRDN)
0.230%, 06/07/11	5,500	5,500
Emmaus General Authority (RB) Sub-Series B-24
(LOC - U.S. Bank) (VRDN)
0.200%, 06/07/11	1,700	1,700
Geisinger Authority, Geisinger
Health System (RB) (VRDN)
0.140%, 06/01/11	3,700	3,700
Haverford Township School District (GO)
(LOC - TD Bank) (VRDN)
0.190%, 06/07/11	2,170	2,170
Lancaster County Hospital Authority, Masonic
Homes Project (RB) Series D (LOC - JP
Morgan Chase Bank) (VRDN)
0.140%, 06/01/11	5,300	5,300
Lancaster County Hospital Authority, The
Lancaster General Hospital Refunding Project
(RB) (LOC - Bank of America) (VRDN)
0.150%, 06/01/11	6,000	6,000
Lower Merion Township School District, Capital
Project (GO) Series B (LOC - U.S. Bank)
(VRDN)
0.170%, 06/07/11	3,830	3,830
Northampton County General Purpose Authority,
Lafayette College (RB) Series A (VRDN)
0.140%, 06/07/11	3,000	3,000
Northampton County General Purpose Authority,
Lehigh University (RB) (VRDN)
0.140%, 06/07/11	1,000	1,000

	Par (000)	Value (000)
Northampton County Higher Education
Authority, Lehigh University (RB) Series A
(VRDN)
0.180%, 06/07/11	$2,700	$2,700
Penn Manor School District (GO) Series B
2.000%, 06/01/11	1,915	1,915
Pennsylvania Economic Development Financing
Authority, Sunoco Project (RB) Series B
(LOC - JP Morgan Chase Bank) (VRDN)
0.150%, 06/07/11	2,600	2,600
Pennsylvania Housing Finance Agency (RN)
Series 111
0.450%, 09/22/11	3,000	3,000
Pennsylvania Intergovernmental Cooperation
Authority, City of Philadelphia Funding
Program (STRB)
4.000%, 06/15/11	1,375	1,377
Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series A (VRDN)
0.120%, 06/01/11	1,000	1,000
0.120%, 06/01/11	2,700	2,700
Philadelphia School District (GO) Series F
(LOC - Barclays Bank) (VRDN)
0.110%, 06/07/11	4,500	4,500
Pittsburgh Water & Sewer Authority (RB)
Sub-Series C-1C (LOC - Washington Federal
Savings Bank & Federal Home Loan Bank)
(AGM) (VRDN)
0.450%, 09/01/11	3,500	3,500
St. Mary Hospital Authority, Catholic Health
Inititives (RB) Series C (VRDN)
0.140%, 06/07/11	3,300	3,300
Temple University of the Commonwealth System of Higher Education, University Funding
Obligations (RN)
1.500%, 04/04/12	3,000	3,025
University of Pittsburgh (RN)
2.000%, 06/18/12	2,000	2,035
Washington County Authority, University of
Pennsylvania Project (RB) (VRDN)
0.150%, 06/07/11	3,025	3,025
Total Municipal Securities (Cost $80,089)		80,089

See Notes to Financial Statements.

30

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.8%
BlackRock Pennsylvania Municipal Money
Market Portfolio†	599,455	$599

Total Affiliated Money Market Fund
(Cost $599)		599
TOTAL INVESTMENTS — 100.0%
(Cost $80,688)*		80,688
Other Assets & Liabilities – 0.0%		32
TOTAL NET ASSETS — 100.0%		$80,720

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 38.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$599	$–	$–	$599
Municipal Securities	–	80,089	–	80,089

Total Assets – Investments in Securities	$599	$80,089	$–	$80,688

See Notes to Financial Statements.

31

PNC Tax Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.1%
Colorado — 2.3%
Colorado Housing & Finance Authority (RB) Series I-B3 (LOC - Federal National Mortgage Association) (VRDN)
0.170%, 06/07/11	$13,445	$13,445

Connecticut — 0.4%
Connecticut (GO) Series A (VRDN)
0.250%, 06/07/11	2,500	2,500

District of Columbia — 1.3%
District of Columbia, Georgetown University (RB) Series C (LOC -TD Bank) (VRDN)
0.140%, 06/07/11	7,500	7,500

Georgia — 2.4%
Cobb County (TAN) (GO)
1.250%, 12/30/11	14,000	14,077

Illinois — 2.3%
Illinois Finance Authority, University of Chicago Project (RB) Series B (VRDN)
0.130%, 06/07/11	13,400	13,400

Indiana — 1.4%
Purdue University, Student Facilities System (RB) Series A (VRDN)
0.130%, 06/07/11	8,000	8,000

Iowa — 1.4%
Iowa City (RB) (VRDN)
0.130%, 06/01/11	7,000	7,000
Iowa Higher Education Loan Authority (RAN) (LOC - U.S. Bank)
2.000%, 05/18/12	1,100	1,116

		8,116

Kentucky — 1.2%
Lexington-Fayette Urban County Airport Board (RB) Series B (LOC - JP Morgan Chase Bank) (VRDN)
0.110%, 06/01/11	7,000	7,000

Louisiana — 4.8%
Louisiana (GO) Series A (LOC - BNP Paribas) (VRDN)
0.170%, 06/07/11	11,835	11,835
Louisiana Public Facilities Authority, CHRISTUS Health (RB) Series B-3 (LOC - Bank of New York Mellon) (VRDN)
0.140%, 06/07/11	10,000	10,000
Louisiana Public Facilities Authority, Franciscan Missionaries of Our Lady Health System Project (RB) Series D (LOC - U.S. Bank) (VRDN)
0.110%, 06/01/11	5,500	5,500

		27,335

	Par (000)	Value (000)

Maryland — 2.1%
Baltimore Industrial Development Authority, Baltimore Capital Aquisition (RB) (LOC - Bayerische Landesbank) (VRDN)
0.200%, 06/07/11	$12,000	$12,000

Massachusetts — 6.5%
Commonwealth of Massachusetts, Central Artery (GO) Series A (VRDN)
0.150%, 06/01/11	10,000	10,000
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System (RB) Series F-4 (VRDN)
0.180%, 06/07/11	16,100	16,100
Massachusetts Water Resources Authority (RB) Series F (VRDN)
0.130%, 06/07/11	11,200	11,200

		37,300

Michigan — 6.1%
Michigan State (GO) Series A
2.000%, 09/30/11	10,000	10,052
Michigan State Hospital Finance Authority, Ascension Health Center (RB) (VRDN)
0.450%, 03/01/12	5,000	5,000
University of Michigan Hospital (RB) Series A-2 (VRDN)
0.100%, 06/01/11	6,000	6,000
University of Michigan Hospital (RB) Series B (VRDN)
0.150%, 06/07/11	14,175	14,175

		35,227

Minnesota — 5.1%
Minneapolis, Gateway University Project (RB) Series B (VRDN)
0.180%, 06/07/11	8,720	8,720
Minnesota Higher Education Facilities Authority, Carleton College (RB) Series 3-L2 (VRDN)
0.170%, 06/07/11	8,975	8,975
Rochester Health Care Facilities (TECP) (VRDO)
0.230%, 06/20/11	11,400	11,400

		29,095

Missouri — 3.0%
Missouri State Health & Educational Facilities Authority, Ascension Health (RB) Series C-3 (VRDN)
0.150%, 06/07/11	7,875	7,875
University of Missouri (RB) Series A (VRDN)
0.120%, 06/01/11	9,085	9,085

		16,960

Nevada — 4.3%
Reno, ReTRAC-Reno Transportation Rail Access Corridor Project (RB) (LOC - Bank of New York Mellon) (VRDN)
0.120%, 06/01/11	24,500	24,500

See Notes to Financial Statements.

32

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
New Mexico — 1.6%
New Mexico (TRAN)
2.000%, 06/30/11	$5,300	$5,307
New Mexico Hospital Equipment Loan Council, Presbyterian HealthCare (RB) Series C (VRDN) 0.190%, 06/07/11	3,970	3,970

		9,277
New York — 1.7%
New York (GO) Sub-Series B-3 (LOC - TD Bank) (VRDN) 0.140%, 06/07/11	10,000	10,000
North Carolina — 3.1%
North Carolina Capital Facilities Finance Agency, Wake Forest University (RB) Series A (VRDN) 0.170%, 06/07/11	5,980	5,980
North Carolina Educational Facilities Finance Agency, Davidson College (RB) Series B (VRDN) 0.180%, 06/07/11	12,000	12,000

		17,980
Ohio — 13.2%
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project (RB) Series B (VRDN) 0.180%, 06/07/11	16,500	16,500
Franklin County, Holy Cross Health Systems (RB) (VRDN) 0.140%, 06/07/11	10,100	10,100
Montgomery County, Catholic Health Initiatives (RB) Series B-1 (VRDN) 0.160%, 06/07/11	3,200	3,200
Montgomery County, Miami Valley Hospital (RB) Series B (VRDN) 0.110%, 06/01/11	4,500	4,500
Ohio State (GO) Series B (VRDN) 0.150%, 06/07/11	7,500	7,500
Ohio State Higher Educational Facility Commission (TECP) Series B-5 (VRDO) 0.330%, 09/13/11	10,000	10,000
Ohio State Higher Educational Facility Commission, Case Western Reserve University 2002 Project (RB) Series A (VRDN) 0.150%, 06/01/11	17,600	17,600
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-1 (LOC - U.S. Bank) (VRDN) 0.120%, 06/01/11	2,750	2,750
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-2 (LOC - U.S. Bank) (VRDN) 0.130%, 06/01/11	3,700	3,700

		75,850

	Par (000)	Value (000)
Oklahoma — 1.5%
Oklahoma Turnpike Authority (RB) Series F (VRDN) 0.110%, 06/01/11	$8,400	$8,400
Pennsylvania — 9.5%
Beaver County Industrial Development Authority Pollution Control, FirstEnergy Nuclear Generation Project (RB) Series A (LOC - Bank of Nova Scotia) (VRDN) 0.140%, 06/07/11	4,300	4,300
Delaware County Industrial Development Authority (RB) (VRDN) 0.180%, 06/07/11	5,500	5,500
Delaware County Industrial Development Authority, Resource Recovery Facilities (RB) Series G (VRDN) 0.180%, 06/07/11	9,550	9,550
Delaware Valley Regioinal Financial Authority (RB) Series A (LOC - Bayerische Landesbank) (VRDN) 0.230%, 06/07/11	3,800	3,800
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank) (VRDN) 0.170%, 06/07/11	12,270	12,270
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series B (VRDN) 0.120%, 06/01/11	4,000	4,000
Pittsburgh Water & Sewer Authority (RB) Sub-Series C-1C (LOC - Washington Federal Savings Bank and Federal Home Loan Bank) (AGM) (VRDN) 0.450%, 09/01/11	1,500	1,500
St. Mary Hospital Authority, Catholic Health Inititives (RB) Series C (VRDN) 0.140%, 06/07/11	2,200	2,200
Washington County Authority, University of Pennsylvania (RB) (VRDN) 0.150%, 06/07/11	11,400	11,400

		54,520
Tennessee — 1.7%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives (RB) Series C (VRDN) 0.160%, 06/07/11	9,840	9,840
Texas — 14.7%
Harris County Cultural Education Facilities Finance, Methodist Hospital System (RB) Sub-Series C-2 (VRDN) 0.100%, 06/01/11	4,000	4,000
Harris County Health Facilities Development Corporation, Texas Children Health (RB) Series 2 (VRDN) 0.110%, 06/01/11	21,355	21,355

See Notes to Financial Statements.

33

PNC Tax Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Texas — continued
North Central Texas Health Facility Development Corporation, Baylor Healthcare System Project (RB) Series C (VRDN) 0.220%, 06/07/11	$9,225	$9,225
Red River Education Financing Corporation, Texas Christian University Project (RB) (VRDN) 0.180%, 06/07/11	22,000	22,000
Tarrant County Health Facilities Development Corporation, Cooks Children’s Medical System (RB) Series B (VRDN) 0.170%, 06/07/11	8,000	8,000
Texas (RB) 2.000%, 08/31/11	20,000	20,082

		84,662
Utah — 1.7%
Utah County, IHC Health Services (RB) Series C (VRDN) 0.170%, 06/07/11	10,000	10,000
Virginia — 3.9%
Fairfax County Industrial Development Authority, Fairfax Hospital (RB) Series D (VRDN) 0.180%, 06/07/11	5,700	5,700
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series A-2 (VRDN) 0.110%, 06/01/11	6,000	6,000
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series C-1 (VRDN) 0.110%, 06/01/11	5,510	5,510
Loudoun County Industrial Development Authority, Howard Hughes Medical (RB) Series A (VRDN) 0.140%, 06/01/11	5,000	5,000

		22,210
Washington — 1.9%
Tulalip Tribes of the Tulalip Reservation, Capital Projects (RB) (LOC - Wells Fargo Bank) (VRDN) 0.190%, 06/07/11	10,900	10,900
Total Municipal Securities
(Cost $570,094)		570,094

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.1%
BlackRock Liquidity Funds MuniFund Portfolio†	515,864	516

Total Affiliated Money Market Fund
(Cost $516)		516

Value (000)
TOTAL INVESTMENTS — 99.2%
(Cost $570,610)*	$570,610
Other Assets & Liabilities – 0.8%	4,629
TOTAL NET ASSETS — 100.0%	$575,239

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 38.

See Notes to Financial Statements.

34

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$516	$–	$–	$516
Municipal Securities	–	570,094	–	570,094

Total Assets – Investments in Securities	$516	$570,094	$–	$570,610

See Notes to Financial Statements.

35

PNC Treasury Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 98.6%
U.S. Treasury Bills† — 95.8%
0.025%, 06/02/11	$19,000	$19,000
0.030%, 06/02/11	3,000	3,000
0.068%, 06/02/11	7,000	7,000
0.106%, 06/02/11	2,000	2,000
0.106%, 06/02/11	20,000	20,000
0.122%, 06/09/11	10,000	10,000
0.135%, 06/09/11	22,000	21,999
0.135%, 06/09/11	20,000	20,000
0.020%, 06/16/11	15,000	15,000
0.023%, 06/16/11	16,000	16,000
0.023%, 06/16/11	21,000	21,000
0.005%, 06/23/11	17,000	17,000
0.030%, 06/23/11	11,000	11,000
0.033%, 06/23/11	15,000	15,000
0.080%, 06/23/11	7,000	7,000
0.005%, 06/30/11	19,150	19,150
0.011%, 06/30/11	18,000	18,000
0.080%, 06/30/11	8,000	7,999
0.070%, 07/14/11	6,000	6,000
0.075%, 07/28/11	6,000	5,999
0.030%, 08/04/11	10,000	9,999
0.103%, 08/04/11	5,000	4,999
0.153%, 08/04/11	5,000	4,999
0.042%, 08/11/11	6,000	5,999
0.102%, 08/11/11	4,000	3,999
0.145%, 08/25/11	3,000	2,999
0.153%, 09/01/11	10,000	9,996
0.120%, 09/22/11	5,000	4,999
0.091%, 11/17/11	9,000	8,996
0.280%, 12/15/11	5,000	4,992
0.205%, 04/05/12	5,800	5,789
0.205%, 04/05/12	5,500	5,490
0.160%, 05/03/12	3,000	2,996
0.165%, 05/03/12	500	499

		338,898

U.S. Treasury Notes — 2.8%
1.125%, 06/30/11	5,000	5,005
1.000%, 03/31/12	5,000	5,029

		10,034

Total U.S. Treasury Obligations (Cost $348,932)		348,932

	Number of Shares	Value (000)
MONEY MARKET FUND — 0.8%
Federated U.S. Treasury Cash Reserve Money Market Fund	2,847,094	$2,847

Total Money Market Fund (Cost $2,847)		2,847

AFFILIATED MONEY MARKET FUND — 2.8%
BlackRock Treasury Trust Fund††	10,000,000	10,000

Total Affiliated Money Market Fund (Cost $10,000)		10,000
TOTAL INVESTMENTS — 102.2%
(Cost $361,779)*		361,779
Other Assets & Liabilities – (2.2)%		(7,875)
TOTAL NET ASSETS — 100.0%		$353,904

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 38.

See Notes to Financial Statements.

36

Valuation Hierarchy:

A summary of inputs used to value the fund’s net assets as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Affiliated Money Market Fund	$10,000	$–	$–	$10,000
Money Market Fund	2,847	–	–	2,847
U.S. Treasury Obligations	–	348,932	–	348,932

Total Assets – Investments in Securities	$12,847	$348,932	$–	$361,779

See Notes to Financial Statements.

37

PNC Money Market Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

AGM — Assured Guaranty Municipal Corporation
BAN — Bond Anticipation Note
Cl — Class
DD — Delayed Delivery Transaction
DN — Discount Note. The rate shown is the effective yield at purchase date.
FDIC — Federal Deposit Insurance Corporation

FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2011, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation
LLC — Limited Liability Company
LOC — Letter of Credit
MTN — Medium Term Note

NATL-RE —	National Public Finance Guarantee Corporation (formerly, Municipal Bond Insurance Association)

STRB — Short Term Revenue Bond
RAN — Revenue Anticipation Note
RB — Revenue Bond
RN — Revenue Note
TAN — Tax Anticipation Note
TECP — Tax Exempt Commercial Paper

TLGP —

Guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

TRAN — Tax Revenue Anticipation Note

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2011, and the date shown is the next reset or put date.

VRDO —	Variable Rate Demand Obligation: the rate shown is the rate in effect on May 31, 2011, and the date shown is the next reset or put date.

See Notes to Financial Statements.

38

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Money Market Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

ASSETS
Investments in non-affiliates at value	$ 717,869	$1,893,480	$216,186
Investments in repurchase agreements at value*	435,000	–	–
Investments in affiliates at value	15,002	50,537	1,283

Total Investments at value(1)	1,167,871	1,944,017	217,469

Receivable for shares of beneficial interest issued	–	67	2
Dividends and interest receivable	274	403	408
Prepaid expenses	30	41	9

Total Assets	1,168,175	1,944,528	217,888

LIABILITIES
Payable for shares of beneficial interest redeemed	6,001	4,814	5
Payable for investment securities purchased	–	–	2,017
Dividends payable
Class I	33	63	6
Class A	6	10	–
Investment advisory fees payable 12b-1 fees payable	22	111	21
Class A	10	19	8
Administration fees payable	53	86	13
Custodian fees payable	8	11	1
Transfer agent fees payable	10	20	3
Trustees’ fees payable	2	4	1
Other liabilities	106	173	28

Total Liabilities	6,251	5,311	2,103

TOTAL NET ASSETS	$1,161,924	$1,939,217	$215,785

(1)Investments in non-affiliates at cost	$ 717,869	$1,893,480	$216,186
Investments in repurchase agreements at cost	435,000	–	–
Investments in affiliates at cost	15,002	50,537	1,283

Total Investments at cost	$1,167,871	$1,944,017	$217,469

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

40

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$1,162,031	$1,939,253	$215,788
Distributions in Excess of Net Investment Income	(43)	(36)	–
Accumulated Net Realized Gain (Loss) on Investments	(64)	–	(3)

Total Net Assets	$1,161,924	$1,939,217	$215,785

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,008,254,552	$1,481,870,968	$209,658,733

Class I shares outstanding	1,008,432,349	1,481,946,872	209,662,526

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$153,669,741	$457,216,261	$2,948,289

Class A shares outstanding	153,702,625	457,250,683	2,948,289

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	NA	$130,032	NA

Class C shares outstanding	NA	130,021	NA

Net Asset Value, Offering and Redemption Price Per Share	NA	$1.00	NA

Net assets applicable to Class T	NA	NA	$3,177,707

Class T shares outstanding	NA	NA	3,177,720

Net Asset Value, Offering and Redemption Price Per Share	NA	NA	$1.00

See Notes to Financial Statements.

41

PNC Money Market Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
ASSETS
Investments in non-affiliates at value	$80,089	$570,094	$351,779
Investments in affiliates at value(1)	599	516	10,000

Total Investments at value	80,688	570,610	361,779

Receivable for shares of beneficial interest issued	–	4,216	–
Dividends and interest receivable	129	628	32
Receivable from adviser	–	–	16
Prepaid expenses	6	23	28

Total Assets	80,823	575,477	361,855

LIABILITIES
Payable for shares of beneficial interest redeemed	72	62	7,877
Dividends payable
Class I	2	15	2
Class A	–	–	1
Investment advisory fees payable	2	36	–
12b-1 fees payable
Class A	1	9	2
Administration fees payable	7	30	20
Custodian fees payable	1	3	2
Transfer agent fees payable	1	6	4
Trustees’ fees payable	–	1	1
Other liabilities	17	76	42

Total Liabilities	103	238	7,951

TOTAL NET ASSETS	$80,720	$575,239	$353,904

(1)Investments in non-affiliates at cost	$80,089	$570,094	$351,779
Investments in affiliates at cost	599	516	10,000

Total Investments at cost	$80,688	$570,610	$361,779

See Notes to Financial Statements.

42

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$80,670	$575,256	$353,938
Distributions in Excess of Net Investment Income	–	–	(15)
Accumulated Net Realized Gain (Loss) on Investments	50	(17)	(19)

Total Net Assets	$80,720	$575,239	$353,904

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$70,022,080	$539,656,284	$260,447,297

Class I shares outstanding	70,025,581	539,708,383	260,478,151

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$10,372,194	$32,775,129	$93,456,631

Class A shares outstanding	10,372,222	32,773,680	93,467,274

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	NA	NA	NA

Class C shares outstanding	NA	NA	NA

Net Asset Value, Offering and Redemption Price Per Share	NA	NA	NA

Net assets applicable to Class T	$325,654	$2,807,525	NA

Class T shares outstanding	325,675	2,807,497	NA

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	NA

See Notes to Financial Statements.

43

PNC Money Market Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Government Money Market Fund	Money Market Fund
Investment Income:
Interest	$2,512	$5,151
Income from affiliate(1)	11	6
Total Investment Income	2,523	5,157
Expenses:
Investment advisory fees	3,042	5,030
Administration fees	617	1,014
Transfer agent fees	136	243
Custodian fees	48	71
Professional fees	157	218
Pricing service fees	6	9
Printing and shareholder reports	28	36
Registration and filing fees	51	78
Trustees’ fees	87	135
Miscellaneous	63	93
Total Expenses	4,235	6,927
Less:
Waiver of investment advisory fees(1)	(2,301)	(2,776)
Net Expenses	1,934	4,151
Net Investment Income	589	1,006
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	64	293
Net Increase from Payment by Affiliate(2)	–	–
Net Increase in Net Assets Resulting from Operations	$653	$1,299

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

44

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$739	$188	$1,662	$527
–	–	5	1
739	188	1,667	528

476	166	1,285	1,044
126	48	328	216
30	9	69	46
9	5	19	12
26	18	97	47
4	4	8	1
2	2	10	8
22	19	54	37
13	5	41	26
7	3	22	29
715	279	1,933	1,466

(131)	(121)	(484)	(980)
584	158	1,449	486
155	30	218	42

(3)	–	44	5
–	50	–	133
$152	$80	$262	$180

See Notes to Financial Statements.

45

PNC Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

Investment Activities:
Net investment income	$589	$681	$1,006	$1,465
Net realized gain (loss) on investments sold	64	–	293	6
Net increase from payment by affiliate(1)	–	–	–	–

Net increase in net assets resulting from operations	653	681	1,299	1,471

Dividends to Shareholders:
Dividends from net investment income:
Class I	(490)	(568)	(1,036)	(1,142)
Class A	(99)	(156)	(272)	(323)
Class T	–	–	–	–

Total dividends	(589)	(724)	(1,308)	(1,465)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,927,873	2,809,696	1,900,499	1,699,443
Class A	799,878	1,168,739	1,089,122	1,694,863
Class C	–	–	45	28
Class T	–	–	–	–
Proceeds from Merger shares:(2)
Class I	–	500,945	–	389,720
Class A	–	854	–	105,266
Reinvestment of dividends:
Class I	2	14	10	10
Class A	10	33	150	165

Total proceeds from shares issued and reinvested	2,727,763	4,480,281	2,989,826	3,889,495

Value of shares redeemed:
Class I	(2,519,962)	(2,531,003)	(2,151,069)	(2,306,449)
Class A	(901,660)	(1,244,043)	(1,158,389)	(1,873,856)
Class C	–	–	(88)	(44)
Class T	–	–	–	–

Total value of shares redeemed	(3,421,622)	(3,775,046)	(3,309,546)	(4,180,349)

Increase (decrease) in net assets from share transactions	(693,859)	705,235	(319,720)	(290,854)

Total increase (decrease) in net assets	(693,795)	705,192	(319,729)	(290,848)

Net Assets:
Beginning of year	1,855,719	1,150,527	2,258,946	2,549,794

End of year*	$1,161,924	$1,855,719	$1,939,217	$2,258,946

*Including undistributed (distributions in excess of ) net investment income	$(43)	$(43)	$(36)	$3

(1) See Note 8 in Notes to Financial Statements.

(2) See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

46

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010

$155	$631	$30	$88	$218	$907	$42	$57
(3)	–	–	–	44	1	5	(2)
–	–	50	–	–	–	133	–

152	631	80	88	262	908	180	55

(146)	(564)	(26)	(75)	(201)	(781)	(34)	(57)
(6)	(67)	(4)	(13)	(16)	(126)	(10)	(15)
(3)	–	–	–	(1)	–	–	–

(155)	(631)	(30)	(88)	(218)	(907)	(44)	(72)

363,176	663,016	91,976	116,884	1,121,920	1,056,999	888,443	817,438
10,517	161,255	22,299	85,115	167,734	423,813	262,157	372,948
–	–	–	–	–	–	–	–
16,647	180	647	–	16,396	–	–	–
–	–	–	–	–	133,569	–	–
–	–	–	–	–	673	–	–
1	19	–	–	–	35	1	3
5	66	4	12	14	104	1	5

390,346	824,536	114,926	202,011	1,306,064	1,615,193	1,150,602	1,190,394

(436,806)	(766,406)	(102,836)	(177,402)	(1,240,035)	(1,371,614)	(914,884)	(854,348)
(22,375)	(219,781)	(24,638)	(114,879)	(204,109)	(545,403)	(263,461)	(469,311)
–	–	–	–	–	–	–	–
(13,616)	(32)	(321)	–	(13,589)	–	–	–

(472,797)	(986,219)	(127,795)	(292,281)	(1,457,733)	(1,917,017)	(1,178,345)	(1,323,659)

(82,451)	(161,683)	(12,869)	(90,270)	(151,669)	(301,824)	(27,743)	(133,265)

(82,454)	(161,683)	(12,819)	(90,270)	(151,625)	(301,823)	(27,607)	(133,282)

298,239	459,922	93,539	183,809	726,864	1,028,687	381,511	514,793

$215,785	$298,239	$80,720	$93,539	$575,239	$726,864	$353,904	$381,511

$–	$–	$–	$–	$–	$–	$(15)	$(13)

See Notes to Financial Statements.

47

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

1. Fund Organization

PNC Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a Delaware statutory trust. As of May 31, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio.

Effective October 1, 2009, the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds began offering Class T Shares.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

Fund Reorganization

At a special meeting of the shareholders held on December 15, 2009, and as adjourned to January 6, 2010 for the PNC Prime Money Market Fund and the PNC Government Money Market Fund, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”) approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, the Class I and Class A Shares of the Acquired Funds were exchanged for Class I and Class A Shares of the corresponding Acquiring Funds. The Class C Shares of PNC Prime Money Market Fund, PNC Government Money Market Fund and PNC Tax-Exempt Money Market were exchanged for Class A Shares of the corresponding Acquiring Funds.

48

Acquiring Funds	Acquired Funds
Allegiant Government Money Market Fund	PNC Government Money Market Fund
Allegiant Money Market Fund	PNC Prime Money Market Fund
Allegiant Tax Exempt Money Market Fund	PNC Tax-Exempt Money Market Fund

The table below summarizes the asset transfers and conversion ratios for each exchange:

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Accumulated Net Realized Gains (000)		Share Conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*
PNC Government Money Market Fund						Allegiant Government Money Market Fund
Class I	501,138,850	$500,945	$1		1.00000	Class I	501,138,850	$1,212,302
Class A	852,710	853	–	**	1.00000	Class A	852,710
Class C	1,153	1	–	**	1.00000	Class A	1,153	$267,933
PNC Government Money Market Fund Total		$501,799	$1			Allegiant Government Money Market Fund Total		$1,480,235
PNC Prime Money Market Fund						Allegiant Money Market Fund
Class I	389,830,085	$389,720	$1		1.00000	Class I	389,830,085	$1,845,784
Class A	105,186,229	105,175	–	**	1.00000	Class A	105,186,229
Class C	91,229	91	–	**	1.00000	Class A	91,229	$638,724
PNC Prime Money Market Fund Total		$494,986	$1			Allegiant Money Market Fund Total		$2,484,508
PNC Tax-Exempt Money Market Fund						Allegiant Tax Exempt Money Market Fund
Class I	133,618,387	$133,569	$32		1.00000	Class I	133,618,387	$705,501
Class A	670,736	671	–	**	1.00000	Class A	670,736
Class C	1,719	2	–	**	1.00000	Class A	1,719	$114,121
PNC Tax-Exempt Money Market Fund Total		$134,242	$32			Allegiant Tax Exempt Money Market Fund Total		$819,622

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.
**	Amount represents less than $500.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved and regularly reviewed by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2011 were valued at other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

49

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

The Funds did not have any significant transfers between Level 1 and Level 2 during the fiscal year ended ended May 31, 2011.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2011 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

50

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the fiscal year ended May 31, 2011.

	Annual Rate	Fee Waiver
Government Money Market Fund*	0.25%	0.19%
Money Market Fund*	0.25%	0.14%
Ohio Municipal Money Market Fund*	0.20%	0.06%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.15%
Tax Exempt Money Market Fund*	0.20%	0.08%
Treasury Money Market Fund*	0.25%	0.23%
*

The Adviser has voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the period June 1, 2010 to March 31, 2011 and at least 0.04% from April 1, 2011 to May 31, 2011, for the Government Money Market Fund and the Money Market Fund, 0.03% for each of the Tax Exempt Money Market Funds and 0.01% for the Treasury Money Market Fund. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and ClassT Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

The Funds suspended payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

51

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 3 1, 2011

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. Effective October 1, 2010, the Board has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more that 0.03% with respect to each Fund. The Trust also has adopted a separate compensation plan under Rule 12b-1 with respect to Class C Shares of the Money Market Fund, pursuant to which the Money Market Fund compensates the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class C Shares.

As of May 31, 2011, the 12b-1 accrual was at an annual rate of 0.00% for each of the Funds.

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Transactions with Affiliates

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global Investment Servicing (“PNC Global”) to The Bank of New York Mellon Corporation. The stock sale included PNC Global and PFPC Trust Co. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. was renamed BNY Mellon Investment Servicing Trust Company (“BNY Mellon Trust”) effective July 1, 2011.

Prior to July 1, 2010, PNC Global and PFPC Trust Co. were indirect, wholly owned subsidiaries of PNC Group and, as a result, were considered affiliates of the Adviser. During the period June 1, 2010 to June 30, 2010, PNC Global and PFPC Trust Co. received $400,572 from the Trust in aggregate fees and expenses for services rendered under the Co-Administration and Accounting Services, Custody and Transfer Agency Services Agreements. Of this amount, the Money Market Funds paid $95,542 to PNC Global and PFPC Trust Co.

As of July 1, 2010, the following transactions are no longer considered Transactions with Affiliates.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the period July 1, 2010 to May 31, 2011, approximately 0.021% was allocated to BNY Mellon and 0.029% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

52

Custodian Fees

BNY Mellon Trust, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. BNY Mellon Trust also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. BNY Mellon Trust also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period July 1, 2010 to May 31, 2011, BNY Mellon received $2,064,745 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Money Market Funds paid $540,258 to BNY Mellon.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds.

PNC Group, the indirect parent company of the Adviser to the Trust, owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated Funds for the year ended May 31, 2011 are presented in the following table.

	PNC Advantage Funds (000)	BlackRock Liquidity Funds MuniFund Portfolio (000)	BlackRock Ohio Municipal Money Market Fund (000)	BlackRock Pennsylvania Municipal Money Market Portfolio (000)	BlackRock Treasury Trust Fund (000)
Money Market Fund	$9,122	$–	$–	$–	$–
Ohio Municipal Money Market Fund	–	–	460	–	–
Pennsylvania Tax Exempt Money Market Fund	–	–	255	–	–
Tax Exempt Money Market Fund	–	(826)	–	–	–

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

The net purchases and sales of Advantage and BlackRock Funds for the Government Money Market Fund and Treasury Money Market Fund, respectively, for the year ended May 31, 2011 were zero.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations. For the year ended May 31, 2011, the total Income from affiliate for the Ohio Municipal Money Market Fund and the Pennsylvania Tax Exempt Money Market Funds was less than $500.

Details of affiliated holdings at May 31, 2011 are included in the respective Fund’s Schedule of Investments.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold

53

PNC Money Market Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2011

shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2011 and for all open tax years (years ended May 31, 2008 through May 31, 2010) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2011 and May 31, 2010 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2011	$–	$611	$611
2010	–	816	816
Money Market Fund
2011	–	1,319	1,319
2010	–	1,660	1,660
Ohio Municipal Money Market Fund
2011	168	–	168
2010	714	–	714
Pennsylvania Tax Exempt Money Market Fund
2011	36	–	36
2010	100	–	100
Tax Exempt Money Market Fund
2011	220	–	220
2010	1,084	–	1,084
Treasury Money Market Fund
2011	–	43	43
2010	–	73	73

As of May 31, 2011, the components of net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long Term Capital Gains (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$1,162,031	$–	$19	$–	$(64)	$–	$(62)	$1,161,924
Money Market Fund	1,939,253	–	81	–	–	–	(117)	1,939,217
Ohio Municipal Money Market Fund	215,788	13	–	–	(3)	–	(13)	215,785
Pennsylvania Tax Exempt Money Market Fund	80,670	4	50	–	–	–	(4)	80,720
Tax Exempt Money Market Fund	575,256	32	–	–	(17)	–	(32)	575,239
Treasury Money Market Fund	353,938	–	1	–	(19)	–	(16)	353,904

Post-October losses represent losses realized on investment transactions from November 1, 2010 through May 31, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation and distribution payables, where applicable. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

54

	Undistributed Net Investment Income (000)	Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Money Market Fund	$263	$(263)	$ –
Tax Exempt Money Market Fund	–	10	(10)
Treasury Money Market Fund	–	–*	–*

*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the year ended May 31, 2011, capital loss carryforwards that were utilized to offset capital gains were as follows:

	(000)
Government Money Market Fund	$64
Money Market Fund	30
Pennsylvania Tax Exempt Money Market Fund	–	*
Tax Exempt Money Market Fund	44
Treasury Money Market Fund	136

*Amount represents less than $500.

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2012	2015	2016	2017	2018	2019	Total
Government Money Market Fund	$–	$–	$64	$–	$–	$–	$64
Ohio Municipal Money Market Fund	–*	–	–	–	–	3	3
Tax Exempt Money Market Fund**	–	2	15	–	–	–	17
Treasury Money Market Fund	–	–	–	10	9	–	19

*Amount represents less than $500.

**Capital loss carryforwards in the amount of (in thousands) $10 for the Tax Exempt Money Market Fund expired unused during the year ended May 31, 2011.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 5% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2011, the following percentages of the Fund’s net assets were insured by bond insurers.

55

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2 0 1 1

Bond Insurer	Pennsylvania Tax Exempt Money Market	Tax Exempt Money Market
AGM	4.30%	1.90%
NATL-RE	3.70%	–
Total	8.00%	1.90%

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

8. Capital Infusion

On April 21, 2009, PNC Group, the indirect parent of the Adviser, provided a $1.7 million capital infusion to the Money Market Fund to offset a capital loss carryforward. The Fund had been diluted by that amount through a residual capital loss carryforward from 2004, resulting from the earlier sale of commercial paper holdings in both Pacific Gas and Electric and Southern California Edison.

On November 30, 2010, PNC Group, the indirect parent of the Adviser, provided $50,000 to the Pennsylvania Tax Exempt Money Market Fund and $133,000 to the Treasury Money Market Fund as capital infusions which represent voluntary contributions to capital in order to offset prior realized losses.

9. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

56

PNC Money Market Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2011 income tax purposes will be sent to them in early 2012. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2011 tax year end, please consult your tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the Funds’ website at pncfunds.com.

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

BNY Mellon Investment Servicing

Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

760 Moore Road
King of Prussia, PA 19406

**INVESTMENT ADVISER:**

PNC FUNDS

AR-003-0611

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant's board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $561,000 and $561,000 for the fiscal years ended May 31, 2011 and 2010, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) above were $57,850 and $99,844 for the fiscal years ended May 31, 2011 and 2010, respectively. Fees are associated with the review of the combined pro forma financial statements in connection with Fund reorganizations, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $23,482 and $24,600 for the fiscal years ended May 31, 2011 and 2010, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2011 and 2010, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds' independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $43,000 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	July 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	July 29, 2011

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date	July 28, 2011

*	Print the name and title of each signing officer under his or her signature.